UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387
                                  -------------

                          FRANKLIN MUTUAL SERIES FUNDS
                      ------------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
            ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100
                                                    --------------
Date of fiscal year end: 12/31
                         -------
Date of reporting period:  06/30/09
                          ----------
ITEM 1. REPORTS TO STOCKHOLDERS.


JUNE 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
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                                   (GRAPHIC)

                                                                           VALUE

                               MUTUAL SHARES FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .....................................    1
SEMIANNUAL REPORT
Mutual Shares Fund .....................................    4
Performance Summary ....................................   11
Your Fund's Expenses ...................................   14
Financial Highlights and Statement of Investments ......   16
Financial Statements ...................................   32
Notes to Financial Statements ..........................   36
Shareholder Information ................................   55

Shareholder Letter

Dear Mutual Shares Fund Shareholder:

Financial markets reached historical extremes in the first half of 2009. In the U.S. and globally, the economy slowed dramatically in the fourth quarter of 2008 and continued its slide into this year. During the period, the U.S. unemployment rate rose to its highest level in 25 years, housing prices continued their precipitous declines and 30-year U.S. Treasury yields plummeted to a 30-year low of around 2.5%, reflecting great skepticism about the prospects for economic recovery. Each week seemed to bring an addition to the alphabet soup of government programs -- TARP, TALF, PPIP -- designed to stimulate lending and stabilize the financial system. Although there were no repeats of the bankruptcies or government takeovers of financial services companies on the scale of Bear Stearns, Lehman Brothers, AIG or Fannie Mae, the specter of major bank nationalization was all too real, as was the possibility of a further serious and potentially calamitous blow to the system. Investors correctly understood that banks and other large financial players needed substantial amounts of additional capital to survive -- the question was at what price and whether further government control would be necessary.

Given that the global economy's financial underpinnings weakened considerably but did not completely implode, investor sentiment switched from panic to relief during the first six months of the year. The low in early March for the Standard & Poor's 500 Index -- down 26% from 2008 year-end and 57% from its peak in October 2007 -- was followed by a 42% rebound to its recent, second-quarter high on June 11.(1) The 57% drop was the third worst since 1900.(1) At the same time, yields on 30-year Treasuries shot up to 4.8% in

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The index is one of the most widely used benchmarks of U.S. equity performance.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

June, resulting in their worst six-month performance in over 16 years. European equity markets were similarly volatile although they did not experience as significant a rebound since most investors believed that the recovery in Europe would be slower than in the U.S.

Trying to analyze the origin of investment bubbles, what prompts their demise and what ultimately causes markets to rebound when pessimism reigns supreme is a fascinating exercise but probably more art than science. Confidence plays an enormous role in the stability of our financial system, and the mere fact that the system did not collapse in March of this year set the stage for a huge rebound. More substantively, the results of the government "stress test" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. The self-reinforcing nature of raising capital lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive spreads. Additionally, the bankruptcies of General Motors and Chrysler, although particularly painful for dealers, suppliers and those directly dependent on the auto industry, were absorbed without triggering further systemic risk. Investors began to grasp the "green shoots" as aggressively as they had looked for protection in a proverbial bunker a month or two before.

Last year was especially disappointing for us at Franklin Mutual Advisers because we did not achieve our objective of preserving capital: our investors experienced significant losses in their portfolios. The good news so far this year is that Mutual Shares Fund is back in positive territory through June 30, although not nearly enough to offset last year's losses. We began the year in a fairly defensive posture and with a relatively high cash balance, as we chose over the course of 2008 to trim or exit some investments where we perceived the level of risk to be increasing. Nevertheless, the heightened fear in the marketplace began to open up attractive investment opportunities, and we selectively invested in a diverse group of undervalued equities, attractive merger arbitrage situations, and distressed debt opportunities. Consistent with the expectations outlined in our 2008 year-end letter, we added to companies in economically defensive industries, with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, including companies in the consumer staples sector and the health care sector. We also anticipated purchases in some economically sensitive industries, and likewise increased our investments in some energy companies where we believe we found good value.

Late in 2008 and early in 2009, we began to find opportunities in senior secured corporate loans trading at levels we perceived reflected mispriced risk.


                      2 | Not part of the semiannual report

These are exactly the types of opportunities that we patiently wait for and that we had not seen since the last big credit default cycle of 2001-2003, which included the frauds at Enron, Tyco and WorldCom. On the bankruptcy front recently, although the absolute number of bankruptcies increased, not many met the "good company, bad balance sheet" model we like, although we expect more of these as "covenant lite," highly leveraged balance sheets eventually reach a tipping point.

On the merger and acquisition front, the market for corporate control collapsed in 2008 and early 2009 alongside the equity markets, as corporate boards suffered from the same uncertainty, risk aversion and credit unavailability as other investors. Managements had little visibility regarding their own near-term business prospects and minimal appetite to do anything other than hunker down. However, a few large health care deals did emerge as those acquirers took advantage of their relatively stable cash flows and strong balance sheets to pursue a needed rationalization of the industry. The good news here is that we believe the potential returns for these deals are as attractive as we have seen in many years, perhaps reflecting the memories of broken deals of 2008 and fewer players looking to invest in such situations. We expect an increase in mergers and acquisitions during the rest of 2009 as industry leaders consider further consolidation in a slow growth environment at prices that are still well below their peaks of 2007.

While substantial uncertainties remain -- near-term ones such as the pace of economic recovery and longer term ones such as the ability of the U.S. to manage its enormous structural deficits and the fate of the U.S. dollar as the world's reserve currency -- we believe we are back in a "stock picker's" environment and that is where we like to be. Macroeconomic developments do matter, but not to the exclusion of company specifics, as seemed to be the case for much of 2008 and the first part of this year. That is why we are particularly excited at this point of the cycle and hope that you share our enthusiasm as well. We appreciate your trust and support over the past 18 months and look forward to better investing times ahead.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     Not part of the semiannual report | 3

Semiannual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Mutual Shares Fund's semiannual report for the period ended June 30, 2009.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z delivered a +5.42% cumulative total return for the six months ended June 30, 2009. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +3.16% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended June 30, 2009, the U.S. economy and stock markets seemed to stabilize after signs appeared that the recession's severity had eased. Strains on the banking system and credit markets that surfaced in 2008 improved in 2009's first half with the help of federal aid and tighter regulations. Despite rising unemployment, near period-end home sales edged higher, the decline in manufacturing activity slowed and consumer confidence started to pick up. Economic activity as measured by gross domestic product
(GDP) fell at annualized rates of 6.4% and an estimated 1.0% in the first and second quarters of 2009.

Although the price of oil rose from $44 per barrel at the beginning of the period to $70 by period-end on speculation that the downturn was abating, it

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                              4 | Semiannual Report
was still off more than 50% from its July 2008 record high.(2) June's inflation rate, as measured by the Consumer Price Index, was an annualized -1.4%, representing the steepest yearly decline in the cost of living in nearly six decades.(3) Core inflation, which excludes food and energy costs, rose at a 1.7% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(3)

A deepening recession and decelerating inflation prompted Washington policy-makers to keep interest rates low and enact stimulus plans -- including income tax cuts, aid to ailing state governments and funding for transportation infrastructure, school construction and high-tech projects. During the period under review, the Fed kept the federal funds target rate in a range of 0% to 0.25% and said the "pace of economic contraction is slowing" but the financial system had not yet returned to normal.

Most U.S. stocks suffered major losses through early March as investors worried about an uncertain future. Stocks then recovered somewhat from 12-year lows as investors perceived many bargains among the bear market fallout and data indicated the economy's pace of contraction was moderating. By June, however, fresh investor concerns about the economy and stock valuations reemerged and dampened the rally's momentum. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -2.01%, while the broader S&P 500 posted a +3.16% total return and the technology-heavy NASDAQ Composite Index returned +16.99%.(4)

Global equities followed the same trend. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk appetite, rotating capital back into cyclical sectors such as financials, materials and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

U.S.                                        59.4%
U.K.                                         9.5%
Germany                                      4.4%
France                                       4.2%
Switzerland                                  3.1%
Netherlands                                  2.8%
Norway                                       1.3%
Denmark                                      1.2%
Other                                        4.6%
Short-Term Investments & Other Net Assets    9.5%

(2.) Source: New York Mercantile Exchange.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/09

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Tobacco                                     8.9%
Insurance                                   7.0%
Pharmaceuticals                             5.7%
Food Products                               5.3%
Food & Staples Retailing                    5.3%
Media                                       5.0%
Beverages                                   4.3%
Industrial Conglomerates                    4.3%
Oil, Gas & Consumable Fuels                 3.8%
Diversified Telecommunication Services      3.4%

the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

In the reporting period's final weeks, global equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. In Europe, policymakers committed to an easier monetary regime, but the eurozone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(5) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(6)

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a

(5.) Source: European Communities Eurostat.

(6.) Source: People's Bank of China.


                              6 | Semiannual Report
substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the first half of 2009, three of the Fund's best performing investments were oil and gas drilling company Transocean, U.K.-based cable services provider Virgin Media and software provider Microsoft.

Transocean is a leading global provider of offshore drilling contract services for oil and gas companies. New drilling and seismic technologies have led to significant oil and gas discoveries in very deep water accessible only to modern, highly specialized rigs. The offshore drilling industry has benefited from these discoveries as customers entered into multi-year contracts at rates exceeding $500,000 per day. Transocean's shares appreciated dramatically as investors began to anticipate strong demand from Brazilian national oil company Petrobras for deepwater drilling rigs to develop the vast and recently discovered Tupi underwater oil field, an improving supply-demand picture for new deepwater projects, and better cost controls by the company. We continued to believe that the supply-and-demand outlook for deepwater drilling rigs was favorable.

Virgin Media's share price rose after the company successfully extended the maturity profile of its debt and subscriber metrics, while pricing and profitability measures continued to show improvement. In addition, the company refocused on its core strength in data, leveraging its superior communications network to offer faster speeds than competitors. These efforts have proven effective as Virgin Media's subscriber trends outperformed market averages while the company also raised prices. Meanwhile, we believe consolidation among broadband communications companies in the U.K. market signaled a

TOP 10 HOLDINGS
6/30/09

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
Wyeth                                         2.9%
   PHARMACEUTICALS, U.S.
Berkshire Hathaway Inc., A & B                2.8%
   INSURANCE, U.S.
British American Tobacco PLC, ord. & ADR      2.6%
   TOBACCO, U.K.
Microsoft Corp.                               2.4%
   SOFTWARE, U.S.
CVS Caremark Corp.                            2.3%
   FOOD & STAPLES RETAILING, U.S.
Comcast Corp., A                              2.1%
   MEDIA, U.S.
Imperial Tobacco Group PLC                    2.0%
   TOBACCO, U.K.
Nestle SA                                     1.9%
   FOOD PRODUCTS, SWITZERLAND
Schering-Plough Corp.                         1.7%
   PHARMACEUTICALS, U.S.
News Corp., A                                 1.5%
   MEDIA, U.S.


                             Semiannual Report | 7
more stable pricing environment in the future. The company also reached an agreement with British Sky Broadcasting Group, the U.K.'s top pay-TV provider, regarding redistribution of content, thereby strengthening Virgin's video offerings. Ofcom, U.K.'s broadcasting and communications regulator, recently issued a report supporting wider access to exclusive content through lower, and potentially regulated, wholesale pricing that could further strengthen Virgin Media's video products. The company's stock received further support after investors began to anticipate that future efficiency gains could result from subscriber growth and pricing improvement, and a more stable competitive market could drive earnings growth in the second half of the year.

Microsoft manufactures, licenses and supports a wide range of proprietary software products and services, and is the world's largest software company. Companywide cost controls implemented in late 2008 gained traction and began to benefit operating results in 2009. Microsoft also announced several new products, including a rebranded search engine, Bing, and the next version of the Windows operating system. The combination of cost discipline and new revenue opportunities appeared to revitalize the company and Microsoft's image with investors.

Although the Fund outperformed the S&P 500 during the first half of 2009, it had some disappointments. Three investments that declined in value were U.S. Bancorp, a diversified financial services company; Comcast, a cable services provider; and U.K.-based Imperial Tobacco, a leading international tobacco company.

U.S. Bancorp reported higher-than-anticipated securities losses and a subsequent 25% decrease in tangible book value in 2009's first quarter. Investor fears about continued deterioration in the value of the company's assets led to further pressure on the shares, as well as those of its peers. We exited the position during the period under review.

Comcast shares fell after the company reported a decline in subscriber growth across all products -- video, data and telephony -- when it reported 2008 fourth quarter results. In addition, given the improvement in corporate debt markets during the second quarter and Comcast's relatively underleveraged balance sheet, investors began to anticipate a more significant increase in the dividend and/or an increase in share repurchase activity. The fact that the company undertook neither appeared to create uncertainty and sparked speculation about potential merger and acquisition activity.


                              8 | Semiannual Report

Imperial Tobacco shares declined after investors grew wary about the company's balance sheet and dividend policy, and investors generally rotated away from typically defensive sectors as cyclical stocks rallied strongly during the second quarter. At period-end, we still believed Imperial shares were an attractive investment trading at a single-digit 2010 price-to-earnings multiple and boasting more than 5% in free cash flow yield.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

(PHOTO OF PETER A. LANGERMAN)


/s/ Peter A. Langerman

Peter A. Langerman
Co-Portfolio Manager


(PHOTO OF F. DAVID SEGAL)


/s/ F. David Segal

F. David Segal, CFA
Co-Portfolio Manager


(PHOTO OF DEBBIE A. TURNER)


/s/ Debbie A. Turner

Debbie A. Turner, CFA
Assistant Portfolio Manager

Mutual Shares Fund


                              Semiannual Report | 9

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PETER LANGERMAN has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

F. DAVID SEGAL has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

DEBBIE TURNER has been assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.


                             10 | Semiannual Report

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: MUTHX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.83    $16.15    $15.32

CLASS A (SYMBOL: TESIX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.80    $16.02    $15.22

CLASS B (SYMBOL: FMUBX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.73    $15.67    $14.94

CLASS C (SYMBOL: TEMTX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.74    $15.84    $15.10

CLASS R (SYMBOL: TESRX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.77    $15.92    $15.15


                             Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                              6-MONTH           1-YEAR    5-YEAR   10-YEAR
----------                              -------          -------   -------   -------
Cumulative Total Return(2)                +5.42%          -23.55%    -2.72%   +35.22%
Average Annual Total Return(3)            +5.42%          -23.55%    -0.55%    +3.06%
Value of $10,000 Investment(4)          $10,542          $ 7,645   $ 9,728   $13,522
   Total Annual Operating Expenses(5)             0.79%

CLASS A(1)                              6-MONTH           1-YEAR    5-YEAR   10-YEAR
----------                              -------          -------   -------   -------
Cumulative Total Return(2)                +5.26%          -23.79%    -4.32%   +30.67%
Average Annual Total Return(3)            -0.80%          -28.17%    -2.05%    +2.11%
Value of $10,000 Investment(4)          $ 9,920          $ 7,183   $ 9,018   $12,317
   Total Annual Operating Expenses(5)             1.08%

CLASS B(1)                              6-MONTH           1-YEAR    5-YEAR   10-YEAR
----------                              -------          -------   -------   -------
Cumulative Total Return(2)                +4.89%          -24.34%    -7.47%   +23.99%
Average Annual Total Return(3)            +0.89%          -27.33%    -1.86%    +2.17%
Value of $10,000 Investment(4)          $10,089          $ 7,267   $ 9,104   $12,399
   Total Annual Operating Expenses(5)             1.79%

CLASS C(1)                              6-MONTH           1-YEAR    5-YEAR   10-YEAR
----------                              -------          -------   -------   -------
Cumulative Total Return(2)                +4.90%          -24.32%    -7.45%   +22.38%
Average Annual Total Return(3)            +3.90%          -25.07%    -1.54%    +2.04%
Value of $10,000 Investment(4)          $10,390          $ 7,493   $ 9,255   $12,238
   Total Annual Operating Expenses(5)             1.77%

                                                                             INCEPTION
CLASS R                                 6-MONTH           1-YEAR    5-YEAR    (1/1/02)
----------                              -------          -------   -------   ---------
Cumulative Total Return(2)                +5.08%          -23.95%    -5.14%     +9.50%
Average Annual Total Return(3)            +5.08%          -23.95%    -1.05%     +1.22%
Value of $10,000 Investment(4)          $10,508          $ 7,605   $ 9,486    $10,950
   Total Annual Operating Expenses(5)             1.29%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             12 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS INCLUDING CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                       VALUE 1/1/09     VALUE 6/30/09    PERIOD* 1/1/09-6/30/09
-------                                    -----------------   --------------   ----------------------
Actual                                          $1,000            $1,054.20              $4.58
Hypothetical (5% return before expenses)        $1,000            $1,020.33              $4.51
CLASS A
Actual                                          $1,000            $1,052.60              $6.11
Hypothetical (5% return before expenses)        $1,000            $1,018.84              $6.01
CLASS B
Actual                                          $1,000            $1,048.90              $9.65
Hypothetical (5% return before expenses)        $1,000            $1,015.37              $9.49
CLASS C
Actual                                          $1,000            $1,049.00              $9.65
Hypothetical (5% return before expenses)        $1,000            $1,015.37              $9.49
CLASS R
Actual                                          $1,000            $1,050.80              $7.12
Hypothetical (5% return before expenses)        $1,000            $1,017.85              $7.00

* Expenses are calculated using the most recent six-month expense ratio net of expense waivers, annualized for each class (Z: 0.90%; A: 1.20%; B:
     1.90%; C: 1.90%; and R: 1.40%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 15

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2009    --------------------------------------------------------------------
CLASS Z                                      (UNAUDITED)        2008           2007           2006          2005          2004
-------                                   ----------------   ----------    -----------    -----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..     $    15.32       $    25.33    $     26.08    $     23.95    $    23.05    $    20.99
                                            ----------       ----------    -----------    -----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ...........           0.13(c)          0.45           0.70           0.42          0.47          0.35
   Net realized and unrealized
      gains (losses) ..................           0.70            (9.99)          0.17           3.90          1.92          2.52
                                            ----------       ----------    -----------    -----------    ----------    ----------
Total from investment operations ......           0.83            (9.54)          0.87           4.32          2.39          2.87
                                            ----------       ----------    -----------    -----------    ----------    ----------
Less distributions from:
   Net investment income ..............             --            (0.27)         (0.75)         (0.52)        (0.29)        (0.39)
   Net realized gains .................             --            (0.20)         (0.87)         (1.67)        (1.20)        (0.42)
                                            ----------       ----------    -----------    -----------    ----------    ----------
Total distributions ...................             --            (0.47)         (1.62)         (2.19)        (1.49)        (0.81)
                                            ----------       ----------    -----------    -----------    ----------    ----------
Redemption fees(d) ....................             --               --(e)          --(e)          --(e)         --(e)         --(e)
                                            ----------       ----------    -----------    -----------    ----------    ----------
Net asset value, end of period ........     $    16.15       $    15.32    $     25.33    $     26.08    $    23.95    $    23.05
                                            ==========       ==========    ===========    ===========    ==========    ==========
Total return(f) .......................           5.42%          (37.92)%         3.30%         18.37%        10.39%        13.89%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates(h, i) ...................           0.91%            0.79%          0.75%          0.84%         0.81%         0.81%
Expenses net of waiver and payments by
   affiliates(h, i) ...................           0.90%            0.79%          0.75%          0.84%         0.81%         0.81%
Ratios to average net assets,
   excluding dividend expense on
   securities sold short:
   Expenses before waiver and payments
      by affiliates(i) ................           0.85%            0.78%          0.74%          0.76%         0.76%         0.80%
   Expenses net of waiver and payments
      by affiliates(i) ................           0.84%            0.78%          0.74%          0.76%         0.76%         0.80%
Net investment income .................           1.72%(c)         2.14%          2.57%          1.63%         1.99%         1.62%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $7,267,113       $7,236,112    $13,262,561    $11,577,506    $8,951,080    $7,240,641
Portfolio turnover rate ...............          24.43%           37.97%         40.57%         33.40%        21.57%        33.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.75%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Shares Fund

                                          SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2009    ------------------------------------------------------------------
CLASS A                                      (UNAUDITED)        2008          2007          2006          2005          2004
-------                                   ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..     $    15.22       $    25.14    $    25.90    $    23.82    $    22.94    $    20.90
                                            ----------       ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ...........           0.10(c)          0.39          0.61          0.32          0.39          0.27
   Net realized and unrealized
      gains (losses) ..................           0.70            (9.90)         0.17          3.88          1.91          2.51
                                            ----------       ----------    ----------    ----------    ----------    ----------
Total from investment operations ......           0.80            (9.51)         0.78          4.20          2.30          2.78
                                            ----------       ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ..............             --            (0.21)        (0.67)        (0.45)        (0.22)        (0.32)
   Net realized gains .................             --            (0.20)        (0.87)        (1.67)        (1.20)        (0.42)
                                            ----------       ----------    ----------    ----------    ----------    ----------
Total distributions ...................             --            (0.41)        (1.54)        (2.12)        (1.42)        (0.74)
                                            ----------       ----------    ----------    ----------    ----------    ----------
Redemption fees(d) ....................             --               --(e)         --(e)         --(e)         --(e)         --(e)
                                            ----------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ........     $    16.02       $    15.22    $    25.14    $    25.90    $    23.82    $    22.94
                                            ==========       ==========    ==========    ==========    ==========    ==========
Total return(f) .......................           5.26%          (38.10)%        2.97%        17.98%         9.98%        13.50%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates(h, i) ..................            1.21%            1.08%         1.07%         1.18%         1.16%         1.16%
Expenses net of waiver and payments by
   affiliates(h, i) ...................           1.20%            1.08%         1.07%         1.18%         1.16%         1.16%
Ratios to average net assets,
   excluding dividend expense on
   securities sold short:
   Expenses before waiver and payments
      by affiliates(i) ................           1.15%            1.07%         1.06%         1.10%         1.11%         1.15%
   Expenses net of waiver and payments
      by affiliates(i) ................           1.14%            1.07%         1.06%         1.10%         1.11%         1.15%
Net investment income .................           1.42%(c)         1.85%         2.25%         1.29%         1.64%         1.27%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $4,387,124       $4,624,696    $8,469,264    $6,761,779    $4,211,238    $2,940,029
Portfolio turnover rate ...............          24.43%           37.97%        40.57%        33.40%        21.57%        33.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.45%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Shares Fund


                                             SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2009    -------------------------------------------------------------
CLASS B                                         (UNAUDITED)       2008         2007         2006         2005         2004
-------                                      ----------------   --------     --------     --------     ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....     $  14.94         $  24.60     $  25.35     $  23.35      $  22.50     $  20.54
                                               --------         --------     --------     --------      --------     --------
Income from investment operations(a):
   Net investment income(b) ..............         0.05(c)          0.23         0.41         0.16          0.23         0.13
   Net realized and unrealized gains
      (losses) ...........................         0.68            (9.65)        0.18         3.78          1.88         2.44
                                               --------         --------     --------     --------      --------     --------
Total from investment operations .........         0.73            (9.42)        0.59         3.94          2.11         2.57
                                               --------         --------     --------     --------      --------     --------
Less distributions from:
   Net investment income .................           --            (0.04)       (0.47)       (0.27)        (0.06)       (0.19)
   Net realized gains ....................           --            (0.20)       (0.87)       (1.67)        (1.20)       (0.42)
                                               --------         --------     --------     --------      --------     --------
Total distributions ......................           --            (0.24)       (1.34)       (1.94)        (1.26)       (0.61)
                                               --------         --------     --------     --------      --------     --------
Redemption fees(d) .......................           --               --(e)        --(e)        --(e)         --(e)        --(e)
                                               --------         --------     --------     --------      --------     --------
Net asset value, end of period ...........     $  15.67         $  14.94     $  24.60     $  25.35      $  23.35     $  22.50
                                               ========         ========     ========     ========      ========     ========
Total return(f) ..........................         4.89%          (38.54)%       2.25%       17.21%         9.31%       12.70%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates(h, i) ......................         1.91%            1.79%        1.75%        1.84%         1.81%        1.81%
Expenses net of waiver and payments by
   affiliates(h, i) ......................         1.90%            1.79%        1.75%        1.84%         1.81%        1.81%
Ratios to average net assets, excluding
   dividend expense on securities
      sold short:
   Expenses before waiver and payments
      by affiliates(i) ...................         1.85%            1.78%        1.74%        1.76%         1.76%        1.80%
   Expenses net of waiver and payments
      by affiliates(i) ...................         1.84%            1.78%(h)     1.74%(h)     1.76%(h)      1.76%(h)     1.80%(h)
Net investment income ....................         0.72%(c)         1.14%        1.57%        0.63%         0.99%        0.62%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $240,317         $272,750     $586,289     $659,186      $612,007     $588,401
Portfolio turnover rate ..................        24.43%           37.97%       40.57%       33.40%         21.57%      33.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.75%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Shares Fund

                                            SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2009    ------------------------------------------------------------------
CLASS C                                        (UNAUDITED)        2008          2007          2006          2005          2004
-------                                     ----------------   ----------    ----------    -----------   ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
    the period)
Net asset value, beginning of period .....   $    15.10        $    24.86    $    25.63    $    23.48    $    22.76    $    20.75
                                             ----------        ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ..............         0.05(c)           0.24          0.42          0.16          0.23          0.13
   Net realized and unrealized gains
      (losses) ...........................         0.69             (9.75)         0.17          3.82          1.89          2.49
                                             ----------        ----------    ----------    ----------    ----------    ----------
Total from investment operations .........         0.74             (9.51)         0.59          3.98          2.12          2.62
                                             ----------        ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income .................           --             (0.05)        (0.49)        (0.16)        (0.20)        (0.19)
   Net realized gains ....................           --             (0.20)        (0.87)        (1.67)        (1.20)        (0.42)
                                             ----------        ----------    ----------    ----------    ----------    ----------
Total distributions ......................           --             (0.25)        (1.36)        (1.83)        (1.40)        (0.61)
                                             ----------        ----------    ----------    ----------    ----------    ----------
Redemption fees(d) .......................           --                --(e)         --(e)         --(e)         --(e)         --(e)
                                             ----------        ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ...........   $    15.84        $    15.10    $    24.86    $    25.63    $    23.48    $    22.76
                                             ==========        ==========    ==========    ==========    ==========    ==========
Total return(f) ..........................         4.90%           (38.53)%        2.30%        17.18%         9.27%        12.77%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates(h, i) ......................         1.91%             1.77%         1.75%         1.84%         1.81%         1.81%
Expenses net of waiver and payments by
   affiliates(h, i) ......................         1.90%             1.77%         1.75%         1.84%         1.81%         1.81%
Ratios to average net assets, excluding
   dividend expense on securities
   sold short:
   Expenses before waiver and
      payments by affiliates(i) ..........         1.85%             1.76%         1.74%         1.76%         1.76%         1.80%
   Expenses net of waiver and
      payments by affiliates(i) ..........         1.84%             1.76%         1.74%         1.76%         1.76%         1.80%
Net investment income ....................         0.72%(c)          1.16%         1.57%         0.63%         0.99%         0.62%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........   $1,202,991        $1,296,171    $2,617,083    $2,387,517    $1,834,009    $1,551,111
Portfolio turnover rate ..................        24.43%            37.97%        40.57%        33.40%        21.57%        33.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.75%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Mutual Shares Fund

                                                  SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2009   -------------------------------------------------------
CLASS R                                              (UNAUDITED)      2008        2007        2006        2005       2004
-------                                           ----------------  --------    --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $  15.15        $  25.00    $  25.77    $  23.72    $  22.85    $ 20.83
                                                    --------        --------    --------    --------    --------    -------
Income from investment operations(a):
   Net investment income(b) ....................        0.09(c)         0.34        0.55        0.28        0.35       0.24
   Net realized and unrealized gains (losses) ..        0.68           (9.83)       0.18        3.86        1.91       2.50
                                                    --------        --------    --------    --------    --------    -------
Total from investment operations ...............        0.77           (9.49)       0.73        4.14        2.26       2.74
                                                    --------        --------    --------    --------    --------    -------
Less distributions from:
   Net investment income .......................          --           (0.16)      (0.63)      (0.42)      (0.19)     (0.30)
   Net realized gains ..........................          --           (0.20)      (0.87)      (1.67)      (1.20)     (0.42)
                                                    --------        --------    --------    --------    --------    -------
Total distributions ............................          --           (0.36)      (1.50)      (2.09)      (1.39)     (0.72)
                                                    --------        --------    --------    --------    --------    -------
Redemption fees(d) .............................          --              --(e)       --(e)       --(e)       --(e)      --(e)
                                                    --------        --------    --------    --------    --------    -------
Net asset value, end of period .................    $  15.92        $  15.15    $  25.00    $  25.77    $  23.72    $ 22.85
                                                    ========        ========    ========    ========    ========    =======
Total return(f) ................................        5.08%         (38.19)%      2.77%      17.73%       9.88%     13.32%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates(h, i) ............................        1.41%           1.29%       1.25%       1.34%       1.31%      1.31%
Expenses net of waiver and payments by
   affiliates(h, i) ............................        1.40%           1.29%       1.25%       1.34%       1.31%      1.31%
Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before waiver and payments by
      affiliates(i) ............................        1.35%           1.28%       1.24%       1.26%       1.26%      1.30%
   Expenses net of waiver and payments by
      affiliates(i) ............................        1.34%           1.28%       1.24%       1.26%       1.26%      1.30%
Net investment income ..........................        1.22%(c)        1.64%       2.07%       1.13%       1.49%      1.12%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $183,289        $173,496    $297,777    $188,646    $109,305    $74,763
Portfolio turnover rate ........................       24.43%          37.97%      40.57%      33.40%      21.57%     33.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.25%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Mutual Shares Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                                           SHARES/
                                                                                          WARRANTS/
                                                                             COUNTRY      CONTRACTS            VALUE
                                                                         --------------  -----------      ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 86.2%
             AEROSPACE & DEFENSE 0.9%
         (a) GenCorp Inc. .............................................   United States    2,073,770      $     3,960,900
             United Technologies Corp. ................................   United States    2,155,580          112,003,937
                                                                                                          ---------------
                                                                                                              115,964,837
                                                                                                          ---------------
             AIR FREIGHT & LOGISTICS 0.3%
             TNT NV ...................................................    Netherlands     2,255,958           43,808,444
                                                                                                          ---------------
             AIRLINES 0.0%(b)
         (a) ACE Aviation Holdings Inc., A ............................      Canada        1,263,090            5,756,376
      (a, c) Northwest Airlines Corp., Contingent Distribution ........   United States  111,348,000               70,149
                                                                                                          ---------------
                                                                                                                5,826,525
                                                                                                          ---------------
             AUTO COMPONENTS 0.5%
   (a, c, d) Collins & Aikman Products Co., Contingent Distribution ...   United States    3,845,673               38,457
   (a, c, d) Dana Holding Corp., Contingent Distribution ..............   United States   45,477,000                   --
         (a) Goodyear Tire & Rubber Co. ...............................   United States    4,294,179           48,352,455
   (a, e, f) IACNA Investor LLC .......................................   United States      678,719                6,787
(a, e, f, g) International Automotive Components Group Brazil LLC .....      Brazil        7,234,813            6,478,345
(a, e, f, g) International Automotive Components Group Japan LLC ......       Japan        1,104,272            3,054,740
(a, e, f, g) International Automotive Components Group LLC ............    Luxembourg     25,796,752            5,853,283
(a, e, f, g) International Automotive Components Group NA LLC, A ......   United States   19,434,979              740,473
                                                                                                          ---------------
                                                                                                               64,524,540
                                                                                                          ---------------
             AUTOMOBILES 0.4%
             Daimler AG ...............................................      Germany       1,413,460           50,990,392
                                                                                                          ---------------
             BEVERAGES 4.3%
             Brown-Forman Corp., A ....................................   United States      125,460            5,784,960
             Brown-Forman Corp., B ....................................   United States      788,910           33,907,352
             Carlsberg AS, B ..........................................      Denmark         984,186           63,116,175
         (a) Dr. Pepper Snapple Group Inc..............................   United States    7,988,898          169,284,749
             Lion Nathan Ltd. .........................................     Australia      2,494,675           23,242,244
             Pepsi Bottling Group Inc. ................................   United States    3,036,499          102,755,126
             PepsiAmericas Inc. .......................................   United States      917,700           24,603,537
             Pernod Ricard SA .........................................      France        2,426,861          152,733,686
                                                                                                          ---------------
                                                                                                              575,427,829
                                                                                                          ---------------
             BUILDING PRODUCTS 0.3%
         (a) Owens Corning Inc.........................................   United States    3,320,705           42,438,610
                                                                                                          ---------------
             CAPITAL MARKETS 0.2%
             Ameriprise Financial Inc..................................   United States    1,064,600           25,837,842
                                                                                                          ---------------
             CHEMICALS 1.6%
   (a, c, d) Dow Corning Corp., Contingent Distribution ...............   United States   21,830,547            3,157,637
             Koninklijke DSM NV .......................................    Netherlands     2,344,242           73,421,800
             Linde AG .................................................      Germany       1,730,358          141,809,626
                                                                                                          ---------------
                                                                                                              218,389,063
                                                                                                          ---------------


                             Semiannual Report | 21

Mutual Shares Fund

                                                                                           SHARES/
                                                                                          WARRANTS/
                                                                             COUNTRY      CONTRACTS            VALUE
                                                                         --------------  -----------      ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             COMMERCIAL BANKS 1.0%
             Barclays PLC .............................................  United Kingdom   14,293,167      $    66,553,855
   (a, e, f) Elephant Capital Holdings Ltd. ...........................       Japan           64,834                   --
      (a, f) Guaranty Bancorp .........................................   United States    5,731,834           10,947,803
         (a) Intesa Sanpaolo SpA ......................................       Italy       15,273,862           49,166,060
      (a, e) NCB Warrant Holdings Ltd., A .............................       Japan          301,530                   --
                                                                                                          ---------------
                                                                                                              126,667,718
                                                                                                          ---------------
             COMMERCIAL SERVICES & SUPPLIES 0.0%(b)
         (a) Comdisco Holding Co. Inc. ................................   United States        2,122               15,491
      (a, c) Comdisco Holding Co. Inc., Contingent Distribution .......   United States   86,205,000                   --
                                                                                                          ---------------
                                                                                                                   15,491
                                                                                                          ---------------
             COMMUNICATIONS EQUIPMENT 0.9%
             Motorola Inc. ............................................   United States   18,235,530          120,901,564
                                                                                                          ---------------
             COMPUTERS & PERIPHERALS 2.0%
   (a, e, f) DecisionOne Corp. ........................................   United States    1,879,100            3,100,515
   (a, e, f) DecisionOne Corp., wts., 6/08/17 .........................   United States    1,031,766                   --
         (a) Dell Inc. ................................................   United States   13,795,240          189,408,645
         (a) Sun Microsystems Inc. ....................................   United States    7,297,180           67,280,000
                                                                                                          ---------------
                                                                                                              259,789,160
                                                                                                          ---------------
             CONSUMER FINANCE 1.0%
(a, e, f, g) CB FIM Coinvestors LLC ...................................   United States   43,105,703           98,418,941
      (a, e) Cerberus CG Investor I LLC ...............................   United States   56,116,385           10,662,113
      (a, e) Cerberus CG Investor II LLC ..............................   United States   56,116,385           10,662,113
      (a, e) Cerberus CG Investor III LLC .............................   United States   28,058,192            5,331,056
      (a, e) Cerberus FIM Investors Holdco LLC ........................   United States   53,924,666            3,925,716
                                                                                                          ---------------
                                                                                                              128,999,939
                                                                                                          ---------------
             CONTAINERS & PACKAGING 0.4%
             Temple-Inland Inc. .......................................   United States    4,050,120           53,137,574
                                                                                                          ---------------
             DIVERSIFIED CONSUMER SERVICES 0.4%
             H&R Block Inc. ...........................................   United States    2,062,540           35,537,564
             Hillenbrand Inc. .........................................   United States    1,462,406           24,334,436
                                                                                                          ---------------
                                                                                                               59,872,000
                                                                                                          ---------------
             DIVERSIFIED FINANCIAL SERVICES 0.7%
             Bank of America Corp. ....................................   United States    2,671,700           35,266,440
             Deutsche Boerse AG .......................................      Germany         785,973           60,940,992
   (a, e, f) GLCP Harrah's Investment LP ..............................   United States   22,185,100                   --
      (a, c) Marconi Corp., Contingent Distribution ...................  United Kingdom   77,739,439                   --
                                                                                                          ---------------
                                                                                                               96,207,432
                                                                                                          ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
   (a, e, f) AboveNet Inc. ............................................   United States      842,420           68,219,172
   (a, e, f) AboveNet Inc., stock grant, grant price $20.95,
                expiration date 9/09/13 ...............................   United States        1,065               63,932
   (a, e, f) AboveNet Inc., wts., 9/08/10 .............................   United States       34,449            1,980,817
   (a, c, d) Global Crossing Holdings Ltd., Contingent Distribution ...   United States  105,649,309                   --


                             22 | Semiannual Report

Mutual Shares Fund

                                                                                           SHARES/
                                                                                          WARRANTS/
                                                                             COUNTRY      CONTRACTS            VALUE
                                                                         --------------  -----------      ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
             Koninklijke KPN NV .......................................    Netherlands    12,415,256      $   170,636,250
             Qwest Communications International Inc. ..................   United States   24,047,649           99,797,743
             Telefonica SA ............................................       Spain        5,098,560          115,278,000
                                                                                                          ---------------
                                                                                                              455,975,914
                                                                                                          ---------------
             ELECTRIC UTILITIES 2.7%
             E.ON AG ..................................................      Germany       5,251,033          185,821,456
             Entergy Corp. ............................................   United States      821,510           63,683,455
             Exelon Corp. .............................................   United States    2,046,010          104,776,172
                                                                                                          ---------------
                                                                                                              354,281,083
                                                                                                          ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENT 0.7%
             Tyco Electronics Ltd......................................   United States    5,025,352           93,421,294
                                                                                                          ---------------
             ENERGY EQUIPMENT & SERVICES 2.1%
             Baker Hughes Inc. ........................................   United States    1,006,840           36,689,249
         (a) Exterran Holding Inc. ....................................   United States    2,387,650           38,297,906
         (a) Pride International Inc. .................................   United States    1,850,030           46,361,752
         (a) Transocean Ltd. ..........................................   United States    2,125,292          157,887,943
                                                                                                          ---------------
                                                                                                              279,236,850
                                                                                                          ---------------
             FOOD & STAPLES RETAILING 5.3%
             Carrefour SA .............................................      France        3,128,369          133,478,416
             CVS Caremark Corp. .......................................   United States    9,570,979          305,027,101
             Kroger Co. ...............................................   United States    6,237,368          137,533,964
             SUPERVALU Inc. ...........................................   United States    3,873,943           50,167,562
             Wal-Mart Stores Inc. .....................................   United States    1,504,460           72,876,042
                                                                                                          ---------------
                                                                                                              699,083,085
                                                                                                          ---------------
             FOOD PRODUCTS 5.3%
             Cadbury PLC ..............................................  United Kingdom   12,897,968          109,928,263
             Danone ...................................................      France        1,720,750           84,907,778
             General Mills Inc. .......................................   United States    1,515,370           84,891,027
             Kraft Foods Inc., A ......................................   United States    7,077,922          179,354,544
             Nestle SA ................................................    Switzerland     6,531,700          245,907,778
                                                                                                          ---------------
                                                                                                              704,989,390
                                                                                                          ---------------
             HEALTH CARE PROVIDERS & SERVICES 1.6%
      (a, f) Community Health Systems Inc. ............................   United States    4,806,000          121,351,500
         (a) Kindred Healthcare Inc. ..................................   United States    1,441,599           17,832,580
      (a, f) Tenet Healthcare Corp. ...................................   United States   25,881,411           72,985,579
                                                                                                          ---------------
                                                                                                              212,169,659
                                                                                                          ---------------
             HOTELS, RESTAURANTS & LEISURE 0.0%(b)
         (a) Trump Entertainment Resorts Inc. .........................   United States      832,967              141,604
                                                                                                          ---------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.0%
             Constellation Energy Group ...............................   United States    4,129,397          109,759,372
         (a) NRG Energy Inc............................................   United States      988,037           25,649,441
                                                                                                          ---------------
                                                                                                              135,408,813
                                                                                                          ---------------


                             Semiannual Report | 23

Mutual Shares Fund

                                                                                           SHARES/
                                                                                          WARRANTS/
                                                                             COUNTRY      CONTRACTS            VALUE
                                                                         --------------  -----------      ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             INDUSTRIAL CONGLOMERATES 4.3%
             Keppel Corp. Ltd. ........................................     Singapore     16,278,934      $    77,534,786
             Koninklijke Philips Electronics NV .......................    Netherlands     4,479,993           82,472,756
         (g) Orkla ASA ................................................      Norway       24,350,543          176,774,139
             Siemens AG ...............................................      Germany       2,072,525          143,107,856
             Tyco International Ltd. ..................................   United States    3,657,657           95,025,929
                                                                                                          ---------------
                                                                                                              574,915,466
                                                                                                          ---------------
             INSURANCE 7.0%
             ACE Ltd. .................................................   United States    2,345,100          103,723,773
         (a) Alleghany Corp. ..........................................   United States      362,736           98,301,456
         (a) Berkshire Hathaway Inc., A ...............................   United States        1,590          143,100,000
         (a) Berkshire Hathaway Inc., B ...............................   United States       80,163          232,130,404
         (a) Conseco Inc. .............................................   United States    4,553,790           10,792,482
             Old Republic International Corp. .........................   United States    6,101,302           60,097,825
      (a, e) Olympus Re Holdings Ltd. .................................   United States      202,380              442,281
             The Travelers Cos. Inc. ..................................   United States    1,385,982           56,880,701
         (f) White Mountains Insurance Group Ltd. .....................   United States      729,457          166,980,002
             Zurich Financial Services AG .............................    Switzerland       352,340           62,046,073
                                                                                                          ---------------
                                                                                                              934,494,997
                                                                                                          ---------------
             LEISURE EQUIPMENT & PRODUCTS 1.7%
             Eastman Kodak Co..........................................   United States    8,494,150           25,142,684
             Mattel Inc ...............................................   United States   12,221,760          196,159,248
                                                                                                          ---------------
                                                                                                              221,301,932
                                                                                                          ---------------
             LIFE SCIENCES TOOLS & SERVICES 0.7%
         (a) MDS Inc. .................................................      Canada        3,411,468           17,923,444
         (a) Thermo Fisher Scientific Inc..............................   United States    1,771,650           72,230,171
                                                                                                          ---------------
                                                                                                               90,153,615
                                                                                                          ---------------
             MACHINERY 1.0%
             AB SKF, B ................................................      Sweden        4,550,800           56,026,904
         (f) Federal Signal Corp. .....................................   United States    3,360,800           25,710,120
(a, e, f, g) Motor Coach Industries International Inc. ................   United States       11,211           14,579,905
             Parker Hannifin Corp. ....................................   United States      848,060           36,432,658
                                                                                                          ---------------
                                                                                                              132,749,587
                                                                                                          ---------------
             MARINE 0.7%
             A.P. Moller - Maersk AS ..................................      Denmark          15,130           90,617,572
                                                                                                          ---------------
             MEDIA 5.0%
         (a) Adelphia Recovery Trust ..................................   United States   99,967,609            2,499,190
      (a, c) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
                Contingent Distribution ...............................   United States   12,005,115            2,280,972
      (a, c) Century Communications Corp., Contingent Distribution ....   United States   33,138,000                   --
             Comcast Corp., A .........................................   United States   19,942,140          281,184,174
             News Corp., A ............................................   United States   22,460,462          204,614,809
             Time Warner Cable Inc. ...................................   United States    1,267,452           40,140,205
   (a, d, f) TVMAX Holdings Inc. ......................................   United States      257,217                   --
             Virgin Media Inc. ........................................  United Kingdom   14,209,364          132,857,553
                                                                                                          ---------------
                                                                                                              663,576,903
                                                                                                          ---------------


                             24 | Semiannual Report

Mutual Shares Fund

                                                                                           SHARES/
                                                                                          WARRANTS/
                                                                             COUNTRY      CONTRACTS            VALUE
                                                                         --------------  -----------      ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             METALS & MINING 0.6%
             Anglo American PLC .......................................  United Kingdom    2,929,898      $    85,013,183
                                                                                                          ---------------
             MULTI-UTILITIES 0.5%
             GDF Suez .................................................      France        1,830,119           68,126,191
      (a, c) NorthWestern Corp., Contingent Distribution ..............   United States   21,590,000                   --
                                                                                                          ---------------
                                                                                                               68,126,191
                                                                                                          ---------------
             OIL, GAS & CONSUMABLE FUELS 3.8%
      (a, d) Apco Oil Corp., Liquidating Trust ........................   United States        9,200                   --
             BP PLC ...................................................  United Kingdom    8,753,009           68,811,628
             BP PLC, ADR ..............................................  United Kingdom       46,400            2,212,352
             Marathon Oil Corp. .......................................   United States    5,387,400          162,322,362
             Noble Energy Inc. ........................................   United States      596,875           35,197,718
             Royal Dutch Shell PLC, A .................................  United Kingdom    5,993,596          149,637,805
             Total SA, B ..............................................      France        1,523,752           82,240,021
                                                                                                          ---------------
                                                                                                              500,421,886
                                                                                                          ---------------
             PAPER & FOREST PRODUCTS 3.2%
         (a) Domtar Corp. .............................................   United States    1,336,484           22,158,905
             International Paper Co. ..................................   United States    9,480,806          143,444,595
             MeadWestvaco Corp. .......................................   United States    4,116,457           67,551,059
             Weyerhaeuser Co. .........................................   United States    6,165,330          187,610,992
                                                                                                          ---------------
                                                                                                              420,765,551
                                                                                                          ---------------
             PHARMACEUTICALS 5.7%
             Novartis AG ..............................................    Switzerland     2,427,900           98,375,854
             Schering-Plough Corp. ....................................   United States    9,213,815          231,451,033
         (a) Valeant Pharmaceuticals International ....................   United States    1,501,127           38,608,987
             Wyeth ....................................................   United States    8,488,690          385,301,639
                                                                                                          ---------------
                                                                                                              753,737,513
                                                                                                          ---------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) 1.5%
         (f) Alexander's Inc. .........................................   United States      326,675           88,071,580
             Link REIT ................................................     Hong Kong     26,757,775           57,107,008
             Ventas Inc................................................   United States    1,072,765           32,032,763
             Vornado Realty Trust .....................................   United States      612,500           27,580,875
                                                                                                          ---------------
                                                                                                              204,792,226
                                                                                                          ---------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 0.7%
      (a, d) Canary Wharf Group PLC ...................................  United Kingdom   14,262,931           41,068,150
         (a) Forestar Real Estate Group ...............................   United States    1,473,566           17,505,964
         (a) The St. Joe Co............................................   United States    1,100,535           29,153,172
                                                                                                          ---------------
                                                                                                               87,727,286
                                                                                                          ---------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.5%
         (a) LSI Corp. ................................................   United States   24,355,334          111,060,323
             Maxim Integrated Products Inc. ...........................   United States    5,769,500           90,523,455
                                                                                                          ---------------
                                                                                                              201,583,778
                                                                                                          ---------------
             SOFTWARE 2.4%
         (h) Microsoft Corp............................................   United States   13,248,800          314,923,976
                                                                                                          ---------------


                             Semiannual Report | 25

Mutual Shares Fund

                                                                                           SHARES/
                                                                                          WARRANTS/
                                                                             COUNTRY      CONTRACTS            VALUE
                                                                         --------------  -----------      ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             TOBACCO 8.9%
             Altria Group Inc. ........................................   United States   11,174,504      $   183,150,121
             British American Tobacco PLC .............................  United Kingdom   12,181,486          335,316,190
             British American Tobacco, PLC, ADR .......................  United Kingdom       70,550            3,936,690
             Imperial Tobacco Group PLC ...............................  United Kingdom   10,399,933          270,019,949
             Japan Tobacco Inc. .......................................       Japan           30,953           97,009,195
             KT&G Corp. ...............................................    South Korea     1,372,638           77,525,836
             Lorillard Inc. ...........................................   United States      545,400           36,961,758
             Philip Morris International Inc. .........................   United States    1,599,950           69,789,819
             Reynolds American Inc. ...................................   United States    2,793,900          107,900,418
                                                                                                          ---------------
                                                                                                            1,181,609,976
                                                                                                          ---------------
             TRANSPORTATION INFRASTRUCTURE 0.0%(b)
         (a) Groupe Eurotunnel SA .....................................      France           30,676              173,826
         (a) Groupe Eurotunnel SA, wts., 12/30/11 .....................      France        2,855,237              452,537
                                                                                                          ---------------
                                                                                                                  626,363
                                                                                                          ---------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $13,680,925,089) ................................                                    11,450,644,653
                                                                                                          ---------------
             PREFERRED STOCKS 0.6%
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(b)
      (a, e) PTV Inc., 10.00%, pfd., A ................................  United Kingdom      199,566               47,896
                                                                                                          ---------------
             MACHINERY 0.6%
(a, e, f, g) Motor Coach Industries International Inc., pfd. ..........   United States       80,429           80,429,000
                                                                                                          ---------------
             TOTAL PREFERRED STOCKS (COST $80,554,727) ................                                        80,476,896
                                                                                                          ---------------
             OPTIONS PURCHASED (COST $45,653,802) 0.2%
             PUT OPTIONS 0.2%
         (a) S&P 500 Index, exercise price $775, expiration date
                12/19/09, contracts ...................................   United States        7,734           20,108,400
                                                                                                          ---------------

                                                                                          PRINCIPAL
                                                                                          AMOUNT(j)
                                                                                         -----------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
             INTERESTS 4.1%
             American  General Finance Corp.,
                5.85%, 6/01/13 ........................................   United States    4,180,000            2,400,378
                senior note, J, 6.90%, 12/15/17 .......................   United States   58,420,000           31,675,032
         (j) Boston Generating LLC, FRN,
                Revolver, 1.095%, 12/21/13 ............................   United States      750,254              546,748
                Synthetic Letter of Credit, 1.095%, 12/21/13 ..........   United States    2,679,425            1,952,631
                Term Loan B, 2.569%, 12/21/13 .........................   United States   11,808,412            8,605,380
         (j) Calpine Corp., Exit Term Loan, FRN, 4.095%, 3/29/14 ......   United States  161,466,665          143,346,553
      (e, k) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ..............   United States   49,252,400            9,357,956
      (e, k) Cerberus CG Investor II LLC, 12.00%, 7/31/14 .............   United States   49,252,400            9,357,956
      (e, k) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ............   United States   24,626,200            4,678,978
      (e, k) Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ......   United States  159,591,548           11,610,445
         (f) DecisionOne Corp.,
             (e) senior secured note, 15.00%, 11/30/13 ................   United States    2,467,888            2,755,397
             (d) Term Loan B, 15.0.% 8/29/13 ..........................   United States      433,342              483,826


                             26 | Semiannual Report

Mutual Shares Fund

                                                                                          PRINCIPAL
                                                                             COUNTRY      AMOUNT(I)            VALUE
                                                                         --------------  -----------      ---------------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
             INTERESTS (CONTINUED)
             Exterran Holding Inc., senior note, cvt., 4.25%,
                6/15/14 ...............................................   United States   15,483,000      $    14,457,251
         (j) First Data Corp., Term LoanFRN, 3.065%, 9/24/14,
                B-1 ...................................................   United States   22,832,605           17,168,841
                B-2 ...................................................   United States   22,531,305           16,954,807
                B-3 ...................................................   United States    5,645,703            4,243,101
             Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
                T2, 3.00%, 7/28/09 ....................................      France           53,400 EUR           59,919
                T2, 3.00%, 7/28/09 ....................................      France           43,989 GBP           75,996
                T3, 3.00%, 7/28/10 ....................................      France       18,944,500 EUR       21,257,246
                T3, 3.00%, 7/28/10 ....................................      France       11,239,769 GBP       19,418,023
(d, f, g, j) International Automotive Components Group NA Inc.,
                Revolver, FRN, 5.75%, 1/18/14 .........................   United States    3,854,095            3,854,095
(e, f, g, k) International Automotive Components Group NA LLC, 9.00%,
                4/01/17 ...............................................   United States    5,851,000            2,654,791
(e, g, j, l) Pontus I LLC, junior note, 144A, FRN, 4.856%, 7/24/09 ....   United States   72,804,274           69,859,566
(e, g, j, l) Pontus II Trust, junior profit-participating note, 144A,
                FRN, 7.66%, 6/25/09 ...................................   United States   11,547,071           20,115,930
         (j) Realogy Corp., FRN,
                Delayed Draw Term B Loan, 4.177%, 10/10/13 ............   United States    2,838,588            2,070,142
                Initial Term Loan B, 4.177%, 10/10/13 .................   United States   23,291,001           16,985,801
             (m) Revolver, 3.427%, 4/10/13 ............................   United States   37,151,765           23,962,888
                Synthetic Letter of Credit, 0.185%, 10/10/13 ..........   United States    6,270,636            4,573,087
         (j) Texas Competitive Electric Holdings Co. LLC, FRN,
                Initial Tranche B-1 Term Loan, 3.821%, 10/10/14 .......   United States   72,241,538           51,682,824
                Term Loan B3, 3.821%, 10/10/14 ........................   United States   33,238,239           23,827,662
                Tranche B-2 Term Loan, 3.821%, 10/10/14 ...............   United States   11,247,739            8,065,338
   (d, f, n) TVMAX Holdings Inc., PIK,
                11.50%, 9/30/09 .......................................   United States    1,203,857              338,050
                14.00%, 9/30/09 .......................................   United States    1,972,290              532,737
                                                                                                          ---------------
             TOTAL CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
                INTERESTS (COST $891,975,746) .........................                                       548,929,375
                                                                                                          ---------------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
             INTERESTS IN REORGANIZATION 1.2%
      (j, k) Charter Communications Operating LLC, FRN,
                Incremental Term Loan, 9.25%, 3/06/14 .................   United States   16,735,991           16,495,411
                Term Loan B, 6.25%, 3/06/14 ...........................   United States   97,640,635           88,547,851
      (j, k) Quebecor World Inc., DIP Term Loan, FRN, 8.25%, 7/21/09 ..      Canada       27,618,932           26,859,412
      (d, k) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ..   United States       85,000                  425
   (j, k, o) Spectrum Brands Inc., FRN,
                Dollar Term Loan B, 8.00%, 4/01/13 ....................   United States    3,300,287            2,959,258
                Euro Term Loan, 5.41%, 4/01/13 ........................   United States   10,380,710 EUR       12,703,587
                Letter of Credit Commitment, 6.25%, 4/01/13 ...........   United States      168,642              151,216
         (k) Trump Entertainment Resorts Inc., 8.50%, 6/01/15 .........   United States   36,590,212            4,710,990
      (g, k) Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%,
                12/15/14 ..............................................   United States   76,355,000            1,049,881
                                                                                                          ---------------
             TOTAL CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
                INTERESTS IN REORGANIZATION (COST $207,096,743) .......                                       153,478,031
                                                                                                          ---------------


                             Semiannual Report | 27

Mutual Shares Fund

                                                                                          PRINCIPAL
                                                                             COUNTRY      AMOUNT(i)            VALUE
                                                                         --------------  -----------      ---------------
             COMPANIES IN LIQUIDATION 0.0%
         (d) Peregrine Investments Holdings Ltd.,
                6.70%, 1/15/98 ........................................     Hong Kong     95,000,000 JPY  $            --
                6.70%, 6/30/00 ........................................     Hong Kong    250,000,000 JPY               --
                zero cpn., 1/22/98 ....................................     Hong Kong        500,000                   --
         (d) PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00 ....     Hong Kong     22,710,000                   --
                                                                                                          ---------------
             TOTAL COMPANIES IN LIQUIDATION (COST $--) ................                                                --
                                                                                                          ---------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $14,906,206,107) ................................                                    12,253,637,355
                                                                                                          ---------------
             SHORT TERM INVESTMENTS 9.5%
             U.S. GOVERNMENT AND AGENCY SECURITIES 9.5%
         (p) FHLB, 7/01/09 - 10/15/09 .................................   United States  406,000,000          405,943,687
      (p, q) U.S. Treasury Bills, 7/02/09 - 12/24/09 ..................   United States  850,000,000          849,571,215
                                                                                                          ---------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $1,253,764,803) .................................                                     1,255,514,902
                                                                                                          ---------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
                (COST $16,159,970,910) ................................                                    13,509,152,257
                                                                                                          ---------------

                                                                                            SHARES
                                                                                         -----------
             MONEY MARKET FUNDS (COST $131,828) 0.0%(b)
         (r) Bank of New York Institutional Cash Reserve Fund, 0.12% ..   United States      131,828              130,510
                                                                                                          ---------------
             TOTAL INVESTMENTS (COST $16,160,102,738)
                101.7% ................................................                                    13,509,282,767
             OPTIONS WRITTEN (0.0)%(b) ................................                                        (2,609,856)
             SECURITIES SOLD SHORT (1.7)% .............................                                      (227,433,112)
             OTHER ASSETS, LESS LIABILITIES 0.0%(b) ...................                                         1,593,281
                                                                                                          ---------------
             NET ASSETS 100.0% ........................................                                   $13,280,833,080
                                                                                                          ===============

                                                                                          CONTRACTS
                                                                                         -----------
         (s) OPTIONS WRITTEN (PREMIUMS RECEIVED $1,010,789) 0.0%(b)
             CALL OPTIONS 0.0%(b)
             SOFTWARE 0.0%(b)
             Microsoft Corp., Jul. 22 Calls, 7/18/09 ..................   United States       13,248      $     2,609,856
                                                                                                          ---------------

                                                                                            SHARES
                                                                                         -----------
         (t) SECURITIES SOLD SHORT 1.7%
             PHARMACEUTICALS 1.7%
             Merck & Co. Inc. .........................................   United States    5,313,607      $   148,568,452
             Pfizer Inc................................................   United States    5,257,644           78,864,660
                                                                                                          ---------------
             TOTAL SECURITIES SOLD SHORT
                (PROCEEDS $210,614,824) ...............................                                   $   227,433,112
                                                                                                          ---------------


                             28 | Semiannual Report

Mutual Shares Fund

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2009, the aggregate value of these securities was $49,473,377, representing 0.37% of net assets.

(e)  See Note 9 regarding restricted securities.

(f)  See Note 13 regarding holdings of 5% voting securities.

(g)  See Note 14 regarding other considerations.

(h) A portion or all of the security is held in connection with written option contracts open at period end.

(i)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(j)  The coupon rate shown represents the rate at period end.

(k)  See Note 8 regarding credit risk and defaulted securities.

(l)  See Note 1(g) regarding special purpose entities.

(m)  See Note 10 regarding unfunded loan commitments.

(n)  Income may be received in additional securities and/or cash.

(o)  Security purchased on a delayed delivery basis. See Note 1(c).

(p)  The security is traded on a discount basis with no stated coupon rate.

(q) Security or a portion of the security has been segregated as collateral for securities sold short. At June 30, 2009, the value of securities and/or cash pledged amounted to $356,880,063.

(r)  The rate shown is the annualized seven-day yield at period end.

(s)  See Note 1(d) regarding written options.

(t)  See Note 1(f) regarding securities sold short.

At June 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                             SETTLEMENT    UNREALIZED      UNREALIZED
    CURRENCY        COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION    DEPRECIATION
    --------        ------------   ----   --------------   ---------------   ----------   ------------   -------------
South Korean Won    BANT           Sell   55,054,243,575     $ 41,896,482      7/08/09     $       --    $  (1,311,783)
South Korean Won    BBU            Sell    6,956,250,000        5,250,000      7/08/09             --         (209,479)
South Korean Won    BANT           Buy     3,800,000,000        2,975,724      7/08/09          6,633               --
British Pound       SSBT           Sell       81,939,790      122,974,912      7/13/09             --      (11,842,651)
British Pound       BANT           Sell       17,150,000       24,541,695      7/13/09             --       (3,675,624)
British Pound       HSBC           Sell       16,280,000       24,587,428      7/13/09             --       (2,198,459)
British Pound       BBU            Sell        2,610,000        3,947,495      7/13/09             --         (346,803)
British Pound       DBFX           Sell        2,720,000        4,368,456      7/13/09             --         (106,827)
British Pound       SSBT           Buy         2,000,000        2,838,360      7/13/09        452,289               --
British Pound       BANT           Buy        12,675,000       18,083,642      7/13/09      2,770,849               --
Norwegian Krone     BANT           Sell      638,366,284       90,831,856      7/13/09             --       (8,366,965)
Norwegian Krone     HAND           Sell      361,000,000       51,102,743      7/13/09             --       (4,994,790)
Euro                BBU            Sell      112,750,000      145,785,750      7/27/09             --      (12,360,045)
Euro                BANT           Sell      108,610,000      140,701,590      7/27/09             --      (11,637,344)
Euro                HSBC           Sell       36,390,812       50,037,860      7/27/09             --       (1,004,747)
Euro                DBFX           Sell       26,190,000       35,890,033      7/27/09             --         (844,676)
Swiss Franc         BANT           Sell      101,368,207       87,664,064      8/10/09             --       (5,650,517)
Swiss Franc         SSBT           Sell       67,460,000       57,800,867      8/10/09             --       (4,299,488)


                             Semiannual Report | 29

Mutual Shares Fund

                                                                                SETTLEMENT    UNREALIZED      UNREALIZED
CURRENCY               COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION    DEPRECIATION
--------               ------------   ----   --------------   ---------------   ----------   ------------   -------------
Swiss Franc.........   HSBC           Sell       74,463,827     $ 64,304,910      8/10/09     $       --    $  (4,242,824)
Swiss Franc.........   HAND           Sell        1,880,902        1,690,000      8/10/09             --          (41,466)
Swiss Franc.........   DBFX           Sell        1,319,710        1,190,000      8/10/09             --          (24,860)
Swiss Franc.........   BBU            Sell        1,318,318        1,190,000      8/10/09             --          (23,578)
British Pound.......   BBU            Sell      106,050,000      159,674,713      8/12/09             --      (14,804,119)
British Pound.......   DBFX           Sell       31,657,593       51,532,230      8/12/09             --         (552,446)
Euro................   BANT           Sell       93,260,000      120,752,684      8/13/09             --      (10,051,264)
Euro................   SSBT           Sell       80,914,250      109,500,827      8/13/09             --       (3,987,308)
Euro................   BBU            Sell       13,400,000       17,891,948      8/13/09             --         (902,529)
Euro................   HSBC           Sell        3,923,507        5,475,057      8/13/09             --          (27,947)
Norwegian Krone.....   HAND           Sell       20,200,000        3,100,918      8/19/09             --          (35,033)
Norwegian Krone.....   HAND           Buy        24,286,430        3,700,000      8/19/09         70,350               --
Norwegian Krone.....   BBU            Sell       34,785,650        5,410,000      8/19/09          9,698               --
Norwegian Krone.....   DBFX           Sell       52,463,286        8,280,000      8/19/09        135,331               --
Canadian Dollar.....   SSBT           Sell       14,540,457       11,726,175      8/31/09             --         (781,665)
Canadian Dollar.....   BANT           Sell        1,890,000        1,512,423      8/31/09             --         (113,373)
Canadian Dollar.....   SSBT           Buy         9,760,661        8,279,386      8/31/09        116,828               --
Euro................   BANT           Sell       52,227,501       69,744,924      8/31/09             --       (3,504,046)
Euro................   SSBT           Sell       24,454,000       31,373,928      8/31/09             --       (2,922,761)
Euro................   HSBC           Sell        5,740,000        7,784,162      8/31/09             --         (266,177)
Euro................   BBU            Sell       18,345,000       25,845,697      8/31/09        116,870               --
Euro................   DBFX           Sell        7,080,000       10,128,294      8/31/09        198,608               --
British Pound.......   SSBT           Sell      141,900,000      200,130,084      9/10/09             --      (33,316,397)
British Pound.......   BBU            Sell      159,579,189      236,655,937      9/14/09             --      (25,872,803)
British Pound.......   SSBT           Sell        1,950,000        2,898,626      9/14/09             --         (309,380)
British Pound.......   SSBT           Buy         3,900,484        6,420,892      9/14/09             --           (4,082)
British Pound.......   AESX           Buy         4,800,000        7,820,798      9/14/09         75,833               --
Euro................   BANT           Sell      206,650,000      264,237,237      9/14/09             --      (25,568,640)
Euro................   BBU            Sell       60,000,000       81,656,100      9/14/09             --       (2,487,876)
Euro................   HSBC           Sell        2,830,000        3,647,304      9/14/09             --         (321,487)
Euro................   SSBT           Sell        1,710,000        2,198,068      9/14/09             --         (200,035)
Swedish Krona.......   HAND           Sell      404,658,379       47,178,190      9/16/09             --       (5,254,914)
Swedish Krona.......   SSBT           Buy         1,600,000          192,493      9/16/09         14,825               --
Swedish Krona.......   HAND           Buy        23,580,008        2,985,000      9/16/09         70,350               --
Australian Dollar...   HSBC           Sell        6,613,410        5,089,949      9/17/09             --         (203,599)
Australian Dollar...   SSBT           Sell       14,531,008       11,561,988      9/17/09             --          (69,014)
Australian Dollar...   BANT           Sell        6,118,447        4,836,206      9/17/09             --          (63,535)
Australian Dollar...   SSBT           Buy           109,400           87,069      9/17/09            497               --
Singapore Dollar....   SSBT           Sell       37,971,851       25,047,709      9/24/09             --       (1,149,953)
Singapore Dollar....   BANT           Sell       13,625,819        9,141,855      9/24/09             --         (258,914)
Singapore Dollar....   HSBC           Sell        6,976,249        4,736,230      9/24/09             --          (76,846)
Singapore Dollar....   SSBT           Buy         3,418,576        2,332,226      9/24/09         26,330               --
Singapore Dollar....   BBU            Sell        4,140,720        2,880,000      9/24/09         23,221               --
Euro................   BBU            Sell       60,000,000       81,643,200     10/13/09             --       (2,493,672)
Japanese Yen........   SSBT           Sell    5,245,871,792       53,106,849     10/20/09             --       (1,414,190)
Japanese Yen........   BBU            Sell      249,635,840        2,560,000     10/20/09             --          (34,498)
Japanese Yen........   HSBC           Sell      512,304,500        5,310,000     10/20/09             --          (14,448)
Japanese Yen........   BANT           Buy       123,825,000        1,250,000     10/20/09         36,930               --


                             30 | Semiannual Report

Mutual Shares Fund

                                                                                SETTLEMENT    UNREALIZED      UNREALIZED
CURRENCY               COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION    DEPRECIATION
--------               ------------   ----   --------------   ---------------   ----------   ------------   -------------
Japanese Yen........   BANT           Sell      126,106,200     $  1,320,000     10/20/09     $    9,362    $          --
Japanese Yen........   DBFX           Sell      236,837,500        2,500,000     10/20/09         38,517               --
Japanese Yen........   AESX           Sell      491,243,126        5,120,000     10/20/09         14,445               --
Danish Krone........   HAND           Sell      259,352,666       45,142,060     10/23/09             --       (3,621,974)
Danish Krone........   BANT           Sell       48,625,274        8,605,575     10/23/09             --         (537,051)
Danish Krone........   BBU            Sell       20,385,083        3,720,000     10/23/09             --         (112,846)
Danish Krone........   SSBT           Sell        1,861,000          335,280     10/23/09             --          (14,629)
Danish Krone........   BBU            Buy         6,769,920        1,280,000     10/23/09             --           (7,105)
Danish Krone........   SSBT           Buy        11,600,000        2,011,793     10/23/09        169,263               --
Danish Krone........   HAND           Buy         7,787,557        1,310,000     10/23/09        154,233               --
Euro................   BANT           Sell       92,020,000      118,521,760     11/13/09             --      (10,512,369)
Euro................   HSBC           Sell        6,840,000        9,172,683     11/13/09             --         (418,639)
Euro................   BBU            Sell      120,000,000      166,752,000     11/30/09             --       (1,514,092)
Euro................   BONY           Sell       28,443,000       39,481,728     11/30/09             --         (401,542)
                                                                                              ----------    -------------
   Unrealized appreciation (depreciation)................................................      4,511,262     (227,386,124)
                                                                                              ----------    -------------
      Net unrealized appreciation (depreciation).........................................                   $(222,874,862)
                                                                                                            =============

See Abbreviations on page 54.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Mutual Shares Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................   $15,269,391,711
      Cost - Controlled affiliated issuers (Note 13) ................       136,442,041
      Cost - Non-controlled affiliated issuers (Note 13) ............       754,268,986
                                                                        ---------------
      Total cost of investments .....................................   $16,160,102,738
                                                                        ===============
      Value - Unaffiliated issuers ..................................   $12,729,691,377
      Value - Controlled affiliated issuers (Note 13) ...............       193,427,846
      Value - Non-controlled affiliated issuers (Note 13) ...........       586,163,544
                                                                        ---------------
      Total value of investments ....................................    13,509,282,767
   Cash .............................................................         3,567,277
   Cash on deposit with brokers .....................................       228,969,880
   Foreign currency, at value (cost $4,139,933) .....................         4,144,667
   Receivables:
      Investment securities sold ....................................        30,820,787
      Capital shares sold ...........................................         7,483,688
      Dividends and interest ........................................        24,899,688
   Unrealized appreciation on forward exchange contracts ............         4,511,262
   Other assets .....................................................            19,138
                                                                        ---------------
         Total assets ...............................................    13,813,699,154
                                                                        ---------------
Liabilities:
   Payables:
      Investment securities purchased ...............................        39,868,350
      Capital shares redeemed .......................................        15,350,994
      Affiliates ....................................................        13,013,002
   Options written, at value (premiums received $1,010,789) .........         2,609,856
   Securities sold short, at value (proceeds $210,614,824) ..........       227,433,112
   Unrealized depreciation on forward exchange contracts ............       227,386,124
   Unrealized depreciation on unfunded loan commitments (Note 10) ...         1,079,076
   Accrued expenses and other liabilities ...........................         6,125,560
                                                                        ---------------
         Total liabilities ..........................................       532,866,074
                                                                        ---------------
            Net assets, at value ....................................   $13,280,833,080
                                                                        ===============
Net assets consist of:
   Paid-in capital ..................................................   $17,860,947,214
   Undistributed net investment in come .............................       278,740,559
   Net unrealized appreciation (depreciation) .......................    (2,893,643,790)
   Accumulated net realized gain (loss) .............................    (1,965,210,903)
                                                                        ---------------
         Net assets, at value .......................................   $13,280,833,080
                                                                        ===============

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

CLASS Z:
   Net assets, at value ...................................................   $7,267,112,793
                                                                              --------------
   Shares outstanding .....................................................      450,010,447
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $        16.15
                                                                              --------------
CLASS A:
   Net assets, at value ...................................................   $4,387,123,683
                                                                              --------------
   Shares outstanding .....................................................      273,860,002
                                                                              --------------
   Net asset value per share(a) ...........................................   $        16.02
                                                                              --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $        17.00
                                                                              --------------
CLASS B:
   Net assets, at value ...................................................   $  240,316,764
                                                                              --------------
   Shares outstanding .....................................................       15,334,294
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        15.67
                                                                              --------------
CLASS C:
   Net assets, at value ...................................................   $1,202,990,896
                                                                              --------------
   Shares outstanding .....................................................       75,954,734
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        15.84
                                                                              --------------
CLASS R:
   Net assets, at value ...................................................   $  183,288,944
                                                                              --------------
   Shares outstanding .....................................................       11,509,719
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $        15.92
                                                                              --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $11,707,911)
      Unaffiliated issuers .............................................................   $   179,075,170
      Non-controlled affiliated issuers (Note 13) ......................................         1,132,753
   Interest:
      Unaffiliated issuers .............................................................        47,313,663
      Reserve for uncollectible interest (Note 8) ......................................       (64,185,406)
      Non-controlled affiliated issuers (Note 13) ......................................           420,814
   Income from securities loaned .......................................................            26,396
                                                                                           ---------------
         Total investment income .......................................................       163,783,390
                                                                                           ---------------
Expenses:
   Management fees (Note 3a) ...........................................................        36,058,727
   Administrative fees (Note 3b) .......................................................         4,778,842
   Distribution fees: (Note 3c)
      Class A ..........................................................................         6,243,722
      Class B ..........................................................................         1,191,783
      Class C ..........................................................................         5,743,828
      Class R ..........................................................................           415,652
   Transfer agent fees (Note 3e and 3f) ................................................         9,262,940
   Custodian fees (Note 4) .............................................................           575,689
   Reports to shareholders .............................................................           551,035
   Registration and filing fees ........................................................           257,876
   Professional fees ...................................................................         1,203,065
   Trustees' fees and expenses .........................................................           241,133
   Dividends on securities sold short ..................................................         3,867,843
   Other ...............................................................................           290,113
                                                                                           ---------------
         Total expenses ................................................................        70,682,248
                                                                                           ---------------
         Expense reductions (Note 4) ...................................................           (61,201)
         Expenses waived/paid by affiliates (Note 3f) ..................................          (555,688)
                                                                                           ---------------
            Net expenses ...............................................................        70,065,359
                                                                                           ---------------
               Net investment income ...................................................        93,718,031
                                                                                           ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
   Investments:
      Unaffiliated issuers .............................................................    (1,202,940,543)
      Non-controlled affiliated issuers (Note 13) ......................................         4,172,126
   Written options .....................................................................         1,180,565
   Foreign currency transactions .......................................................       229,556,539
   Securities sold short ...............................................................         1,189,291
                                                                                           ---------------
            Net realized gain (loss) ...................................................      (966,842,022)
                                                                                           ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................................     1,763,132,957
      Translation of other assets and liabilities denominated in foreign currencies ....      (311,643,872)
                                                                                           ---------------
            Net change in unrealized appreciation (depreciation) .......................     1,451,489,085
                                                                                           ---------------
Net realized and unrealized gain (loss) ................................................       484,647,063
                                                                                           ---------------
Net increase (decrease) in net assets resulting from operations ........................   $   578,365,094
                                                                                           ===============

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2009        YEAR ENDED
                                                                                  (UNAUDITED)     DECEMBER 31, 2008
                                                                               ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................   $    93,718,031    $    384,719,913
      Net realized gain (loss) from investments, written options, securities
         sold short and foreign currency transactions ......................      (966,842,022)     (1,012,654,333)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated
         in foreign currencies .............................................     1,451,489,085      (8,435,202,719)
                                                                               ---------------    ----------------
         Net increase (decrease) in net assets resulting from operations ...       578,365,094      (9,063,137,139)
                                                                               ---------------    ----------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...........................................................                --        (127,105,081)
         Class A ...........................................................                --         (62,555,645)
         Class B ...........................................................                --            (699,702)
         Class C ...........................................................                --          (3,935,667)
         Class R ...........................................................                --          (1,844,206)
      Net realized gains:
         Class Z ...........................................................                --         (99,640,941)
         Class A ...........................................................                --         (64,633,914)
         Class B ...........................................................                --          (4,094,496)
         Class C ...........................................................                --         (18,867,642)
         Class R ...........................................................                --          (2,513,154)
                                                                               ---------------    ----------------
   Total distributions to shareholders .....................................                --        (385,890,448)
                                                                               ---------------    ----------------
   Capital share transactions: (Note 2)
         Class Z ...........................................................      (298,539,953)     (1,040,714,353)
         Class A ...........................................................      (424,276,801)       (637,960,764)
         Class B ...........................................................       (40,982,524)       (110,710,385)
         Class C ...........................................................      (138,108,721)       (384,748,179)
         Class R ...........................................................         1,151,237          (6,628,985)
                                                                               ---------------    ----------------
   Total capital share transactions ........................................      (900,756,762)     (2,180,762,666)
                                                                               ---------------    ----------------
   Redemption fees .........................................................                --              41,515
                                                                               ---------------    ----------------
         Net increase (decrease) in net assets .............................      (322,391,668)    (11,629,748,738)
Net assets:
   Beginning of period .....................................................    13,603,224,748      25,232,973,486
                                                                               ---------------    ----------------
   End of period ...........................................................   $13,280,833,080    $ 13,603,224,748
                                                                               ===============    ================
Undistributed net investment income included in net assets:
   End of period ...........................................................   $   278,740,559    $    185,022,528
                                                                               ===============    ================

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 35

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                             36 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                             Semiannual Report | 37

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.


                             38 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund purchases or writes option contracts in order to manage equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain.

Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

E. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SPECIAL PURPOSE ENTITIES

At June 30, 2009, the Fund contributed an additional $45,841,785 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.


                             Semiannual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2009, the Fund had no securities on loan.

I. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             40 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 41

Mutual Shares Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                            SIX MONTHS ENDED                   YEAR ENDED
                                              JUNE 30, 2009                DECEMBER 31, 2008
                                      ---------------------------   ------------------------------
                                         SHARES         AMOUNT         SHARES           AMOUNT
                                      -----------   -------------   ------------   ---------------
CLASS Z SHARES:
   Shares sold ....................    13,033,396   $ 197,362,336     21,247,862   $   433,408,039
   Shares issued in reinvestment of
      distributions ...............            --              --     11,801,196       209,921,901
   Shares redeemed ................   (35,306,345)   (495,902,289)   (84,323,664)   (1,684,044,293)
                                      -----------   -------------   ------------   ---------------
   Net increase (decrease) ........   (22,272,949)  $(298,539,953)   (51,274,606)  $(1,040,714,353)
                                      ===========   =============   ============   ===============
CLASS A SHARES:
   Shares sold ....................    23,876,565   $ 348,288,588     76,308,129   $ 1,522,769,665
   Shares issued in reinvestment of
      distributions ...............            --              --      6,333,689       114,388,652
   Shares redeemed ................   (53,840,484)   (772,565,389)  (115,667,539)   (2,275,119,081)
                                      -----------   -------------   ------------   ---------------
   Net increase (decrease) ........   (29,963,919)  $(424,276,801)   (33,025,721)  $  (637,960,764)
                                      ===========   =============   ============   ===============
CLASS B SHARES:
   Shares sold ....................       168,074   $   2,407,363        362,646   $     7,153,214
   Shares issued in reinvestment of
      distributions ...............            --              --        225,906         4,479,374
   Shares redeemed ................    (3,086,383)    (43,389,887)    (6,173,610)     (122,342,973)
                                      -----------   -------------   ------------   ---------------
   Net increase (decrease) ........    (2,918,309)  $ (40,982,524)    (5,585,058)  $  (110,710,385)
                                      ===========   =============   ============   ===============
CLASS C SHARES:
   Shares sold ....................     3,251,469   $  47,731,737     10,732,376   $   210,664,085
   Shares issued in reinvestment of
      distributions ...............            --              --      1,032,282        20,495,376
   Shares redeemed ................   (13,127,735)   (185,840,458)   (31,195,589)     (615,907,640)
                                      -----------   -------------   ------------   ---------------
   Net increase (decrease) ........    (9,876,266)  $(138,108,721)   (19,430,931)  $  (384,748,179)
                                      ===========   =============   ============   ===============
CLASS R SHARES:
   Shares sold ....................     1,627,407   $  23,815,190      3,686,186   $    79,355,666
   Shares issued in reinvestment of
      distributions ...............            --              --        235,917         4,330,719
   Shares redeemed ................    (1,572,211)    (22,663,953)    (4,379,473)      (90,315,370)
                                      -----------   -------------   ------------   ---------------
   Net increase (decrease) ........        55,196   $   1,151,237       (457,370)  $    (6,628,985)
                                      ===========   =============   ============   ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                             AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             42 | Semiannual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                      NET ASSETS
-------------------   -------------------------------------------------
0.600%                Up to and including $5 billion
0.570%                Over $5 billion, up to and including $10 billion
0.550%                Over $10 billion, up to and including $15 billion
0.530%                Over $15 billion, up to and including $20 billion
0.510%                Over $20 billion, up to and including $25 billion
0.490%                Over $25 billion, up to and including $30 billion
0.480%                Over $30 billion, up to and including $35 billion
0.470%                In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE                     NET ASSETS
-------------------   ---------------------------------------------------
0.150%                Up to and including $200 million
0.135%                Over $200 million, up to and including $700 million
0.100%                Over $700 million, up to and including $1.2 billion
0.075%                In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A...   0.35%
Class B...   1.00%
Class C...   1.00%
Class R...   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                             Semiannual Report | 43

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $922,674
Contingent deferred sales charges retained ......   $ 61,224

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $9,262,940, of which $5,611,688 was retained by Investor Services.

F. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. Expenses allocated to the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the payable to affiliates on the Statement of Assets and Liabilities. For the period ended June 30, 2009, the Fund was allocated expenses of $997,553.

The investment manager and administrative manager of the Fund have voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement at 0.02% through April 30, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.


                             44 | Semiannual Report

Mutual Shares Fund

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN (CONTINUED)

During the period ended June 30, 2009, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a)Projected benefit obligation at June 30, 2009 ...   $489,477
(b)Increase in projected benefit obligation ........   $ 21,687
   Benefit payments made to retired trustees .......   $ 10,516

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $246,320,571 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $579,189,099.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................   $16,256,567,959
                                                       ===============
Unrealized appreciation ............................   $ 1,481,640,475
Unrealized depreciation ............................    (4,228,925,667)
                                                       ---------------
Net unrealized appreciation (depreciation) .........   $(2,747,285,192)
                                                       ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, bond discounts and premiums, tax straddles, and certain dividend on securities sold short.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2009, aggregated $2,890,987,551 and $2,705,328,881, respectively.


                             Semiannual Report | 45

Mutual Shares Fund

7. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended June 30, 2009, were as follows:

                                                NUMBER OF     PREMIUMS
                                                CONTRACTS     RECEIVED
                                                ---------   -----------
Options outstanding at December 31, 2008 ....     7,354     $ 1,185,782
Options written .............................    13,248       1,010,789
Options expired .............................    (7,329)     (1,180,565)
Options exercised ...........................       (25)         (5,217)
Options closed ..............................        --              --
                                                 ------     -----------
Options outstanding at June 30, 2009 ........    13,248     $ 1,010,789
                                                 ======     ===========

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes a reserve for uncollectible interest.

At June 30, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $191,138,157, representing 1.44% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                             46 | Semiannual Report

Mutual Shares Fund

9. RESTRICTED SECURITIES (CONTINUED)

At June 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                   ACQUISITION
CONTRACTS                            ISSUER                           DATES            COST          VALUE
-----------------  ------------------------------------------  ------------------  ------------  ------------
          842,420  AboveNet Inc. ............................  10/02/01 - 8/08/08  $ 44,630,142  $ 68,219,172
            1,065  AboveNet Inc., stock grant, grant price
                      $20.95, expiration date 9/09/13 .......   4/17/06 - 9/08/06            --        63,932
           34,449  AboveNet Inc., wts., 9/08/10 .............  10/02/01 - 9/07/07     3,603,181     1,980,817
       43,105,703  CB FIM Coinvestors LLC ...................   1/15/09 - 6/02/09    43,105,703    98,418,941
       56,116,385  Cerberus CG Investor I LLC ...............   7/26/07 - 6/17/08    55,924,193    10,662,113
       49,252,400  Cerberus CG Investor I LLC, 12.00%,
                      7/31/14 ...............................        7/26/07         49,252,400     9,357,956
       56,116,385  Cerberus CG Investor II LLC ..............   7/26/07 - 6/17/08    55,924,193    10,662,113
       49,252,400  Cerberus CG Investor II LLC, 12.00%,
                      7/31/14 ...............................        7/26/07         49,252,400     9,357,956
       28,058,192  Cerberus CG Investor III LLC .............   7/26/07 - 6/17/08    27,962,097     5,331,056
       24,626,200  Cerberus CG Investor III LLC, 12.00%,
                      7/31/14 ...............................        7/26/07         24,626,200     4,678,978
       53,924,666  Cerberus FIM Investors Holdco LLC ........  11/20/06 - 6/02/09    53,924,666     3,925,716
      159,591,548  Cerberus FIM Investors Holdco LLC,
                      12.00%, 11/22/13 ......................       11/20/06        159,591,548    11,610,445
        1,879,100  (a) DecisionOne Corp. ....................   3/12/99 - 7/18/00     1,313,384     3,100,515
        2,467,888  (a) DecisionOne Corp., senior secured
                      note, 15.00%, 11/30/13 ................        6/01/09          2,467,888     2,755,397
        1,031,766  (a)DecisionOne Corp., wts., 6/08/17 ......        7/09/07                 --            --
           64,834  Elephant Capital Holdings Ltd. ...........   8/29/03 - 3/10/08     7,540,574            --
       22,185,100  GLCP Harrah's Investment LP ..............        1/15/08         22,185,100            --
          678,719  IACNA Investor LLC .......................        7/24/08            695,349         6,787
        7,234,813  International Automotive Components
                      Group Brazil LLC ......................  4/13/06 - 12/26/08     4,853,277     6,478,345
        1,104,272  International Automotive Components
                      Group Japan LLC .......................   9/26/06 - 3/27/07     9,586,763     3,054,740
       25,796,752  (b) International Automotive Components
                      Group LLC .............................  1/12/06 - 10/16/06    25,803,435     5,853,283
        5,851,000  International Automotive Components
                      Group NA LLC, 9.00%, 4/01/17 ..........        3/30/07          5,938,765     2,654,791
       19,434,979  International Automotive Components Group
                      NA LLC, A .............................  3/30/07 - 10/10/07    19,238,439       740,473
           11,211  Motor Coach Industries International
                      Inc. ..................................        4/17/09         12,907,338    14,579,905
           80,429  Motor Coach Industries International
                      Inc., pfd. ............................        4/17/09         80,429,000    80,429,000
          301,530  NCB Warrant Holdings Ltd., A .............  12/16/05 - 3/10/08     3,174,787            --
          202,380  Olympus Re Holdings Ltd. .................       12/19/01         19,570,491       442,281


                             Semiannual Report | 47

Mutual Shares Fund

9. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                   ACQUISITION
CONTRACTS                            ISSUER                           DATES            COST          VALUE
-----------------  ------------------------------------------  ------------------  ------------  ------------
       72,804,274  Pontus I LLC, junior note, 144A, FRN,
                      4.856%, 7/24/09 .......................   1/22/08 - 2/25/08  $101,303,685  $ 69,859,566
       11,547,071  Pontus II Trust, junior profit-
                      participating note, 144A, FRN, 7.66%,
                      6/25/09 ...............................        2/29/08         28,889,445    20,115,930
          199,566  PTV Inc., 10.00%, pfd., A ................  12/07/01 - 3/06/02       125,727        47,896
                                                                                                 ------------
                      TOTAL RESTRICTED SECURITIES (3.35% of
                         Net Assets) ........................                                    $444,388,104
                                                                                                 ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $483,826 as of June 30, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $3,854,095 as of June 30, 2009.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statements of Investments.

At June 30, 2009, unfunded commitments were as follows:

                                                             UNFUNDED
                                                            COMMITMENT
                                                            ----------
BORROWER
   Realogy Corp., Revolver, FRN, 3.427%, 4/10/13 ........   $8,526,635

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At June 30, 2009, the Fund had aggregate unfunded capital commitments of $22,412,357, for which no depreciation has been recognized.


                             48 | Semiannual Report

Mutual Shares Fund

12. OTHER DERIVATIVE INFORMATION

At June 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS               ASSET DERIVATIVES                        LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ----------------------------------------   -----------------------------------------
UNDER FASB STATEMENT     STATEMENT OF ASSETS AND     FAIR VALUE     STATEMENT OF ASSETS AND     FAIR VALUE
NO. 133                   LIABILITIES LOCATION         AMOUNT        LIABILITIES LOCATION         AMOUNT
--------------------   --------------------------   -----------   --------------------------   ------------
Foreign exchange
   contracts .......   Unrealized appreciation on                 Unrealized depreciation on
                       forward exchange contracts   $ 4,511,262   forward exchange contracts   $227,386,124

Equity contracts ...   Investments, at value         20,172,332   Options written, at value       2,609,856

For the period ended June 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                         UNREALIZED
                                                                                        APPRECIATION
DERIVATIVE CONTRACTS                                                   REALIZED GAIN   (DEPRECIATION)      AVERAGE
NOT ACCOUNTED FOR AS                                                  (LOSS) FOR THE      FOR THE          AMOUNT
HEDGING INSTRUMENTS                                                    PERIOD ENDED     PERIOD ENDED     OUTSTANDING
UNDER FASB STATEMENT                  STATEMENT OF                        JUNE 30,        JUNE 30,       DURING THE
NO. 133                           OPERATIONS LOCATIONS                      2009            2009          PERIOD(a)
--------------------   --------------------------------------------   --------------   --------------   -------------
Foreign exchange
    contracts ......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation) on
                       translation of other assets and liabilities
                       denominated in foreign currencies               $229,741,236    $(311,649,892)   3,353,551,446

Equity contracts ...   Net realized gain (loss) from investments
                       and written options/Net change in unrealized
                       appreciation (depreciation) on investments         1,152,644      (27,936,347)          10,595

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.


                       Semiannual Report | 49

Mutual Shares Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2009, were as shown below.

                                    NUMBER OF                           NUMBER OF
                                     SHARES/                             SHARES/
                                    WARRANTS/                           WARRANTS/
                                   CONTRACTS/                          CONTRACTS/
                                   PRINCIPAL                           PRINCIPAL
                                     AMOUNT                              AMOUNT
                                    HELD AT                              HELD AT     VALUE AT                   REALIZED
                                    BEGINNING     GROSS       GROSS        END        END OF       INVESTMENT   CAPITAL
NAME OF ISSUER                      OF PERIOD   ADDITIONS  REDUCTIONS   OF PERIOD     PERIOD         INCOME    GAIN (LOSS)
--------------                     ----------  ----------  ----------  ----------  ------------    ----------  -----------
CONTROLLED AFFILIATES(a)
CB FIM Coinvestors LLC ..........          --  43,105,703          --  43,105,703  $ 98,418,941     $     --   $       --
Motor Coach Industries
   International Inc. ...........          --      11,211          --      11,211    14,579,905           --           --
Motor Coach Industries
   International Inc., pfd. .....          --      80,429          --      80,429    80,429,000           --           --
                                                                                   ------------     --------   ----------
TOTAL CONTROLLED AFFILIATES .....                                                  $193,427,846     $     --   $       --
                                                                                   ============     ========   ==========
NON-CONTROLLED AFFILIATES
AboveNet Inc. ...................     842,420          --          --     842,420  $ 68,219,172     $     --   $       --
AboveNet Inc., stock grant,
   grant price $20.95, expiration
   date 9/09/13 .................       1,065          --          --       1,065        63,932           --           --
AboveNet Inc., wts., 9/08/10 ....      34,449          --          --      34,449     1,980,817           --           --
Alexander's Inc. ................     326,675          --          --     326,675    88,071,580           --           --
Community Health Systems Inc. ...   4,806,000          --          --   4,806,000   121,351,500           --           --
DecisionOne Corp. ...............   1,879,100          --          --   1,879,100     3,100,515           --           --
DecisionOne Corp., 12.00%,
   4/15/10 ......................   2,418,729      49,159   2,467,888          --            --      145,865     (642,512)
DecisionOne Corp., Term Loan B,
   15.00%, 8/29/13 ..............     433,342          --          --     433,342       483,826       13,054           --
DecisionOne Corp., senior secured
   note, 15.00%, 11/30/13 .......          --   2,467,888          --   2,467,888     2,755,397           --           --
DecisionOne Corp., wts., 6/8/17 .   1,031,766          --          --   1,031,766            --           --           --
Elephant Capital Holdings Ltd. ..      64,834          --          --      64,834            --           --           --
Federal Signal Corp. ............   3,360,800          --          --   3,360,800    25,710,120      403,296           --
GLCP Harrah's Investment LP .....  22,185,100          --          --  22,185,100            --           --           --
Guaranty Bancorp ................   5,731,834          --          --   5,731,834    10,947,803           --           --
IACNA Investor LLC ..............     678,719          --          --     678,719         6,787           --           --
International Automotive
   Components Group Brazil LLC ..   7,234,813          --          --   7,234,813     6,478,345           --           --
International Automotive
   Components Group Japan LLC ...   1,104,272          --          --   1,104,272     3,054,740           --           --
International Automotive
   Components Group LLC .........  25,796,752          --          --  25,796,752     5,853,283           --           --
International Automotive
   Components Group NA LLC,
   9.00%, 4/01/17 ...............   5,851,000          --          --   5,851,000     2,654,791           --           --
International Automotive
   Components Group NA LLC, A ...  19,434,979          --          --  19,434,979       740,473           --           --
International Automotive
   Components Group NA Inc.,
   Revolver, FRN, 5.75%,
   1/18/14 ......................          --   3,854,095          --   3,854,095     3,854,095       66,483           --
Kindred Healthcare Inc. .........   2,883,197          --   1,441,598   1,441,599            --(b)        --    4,814,638
Tenet Healthcare Corp. ..........  25,881,411          --          --  25,881,411    72,985,579           --           --


                       50 | Semiannual Report

Mutual Shares Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
(CONTINUED)

                                    NUMBER OF                           NUMBER OF
                                     SHARES/                             SHARES/
                                    WARRANTS/                           WARRANTS/
                                   CONTRACTS/                          CONTRACTS/
                                   PRINCIPAL                           PRINCIPAL
                                     AMOUNT                              AMOUNT
                                    HELD AT                              HELD AT     VALUE AT                   REALIZED
                                    BEGINNING     GROSS       GROSS        END        END OF       INVESTMENT   CAPITAL
NAME OF ISSUER                      OF PERIOD   ADDITIONS  REDUCTIONS   OF PERIOD     PERIOD         INCOME    GAIN (LOSS)
--------------                     ----------  ----------  ----------  ----------  ------------    ----------  -----------
NON-CONTROLLED AFFILIATES
   (CONTINUED)
TVMAX Holdings Inc...............     257,217         --       --         257,217  $         --    $       --   $       --
TVMAX Holdings Inc., PIK, 11.50%,
   9/30/09 ......................     978,922    224,935       --       1,203,857       338,050        62,877           --
TVMAX Holdings Inc., PIK, 14.00%,
   9/30/09 ......................   1,838,287    134,003       --       1,972,290       532,737       132,535           --
White Mountains Insurance
   Group Ltd. ...................     729,457         --       --         729,457   166,980,002       729,457           --
                                                                                   ------------    ----------   ----------
TOTAL NON-CONTROLLED AFFILIATES .................................................  $586,163,544    $1,553,567   $4,172,126
                                                                                   ============    ==========   ==========
   TOTAL AFFILIATED SECURITIES (5.87% of Net Assets) ............................  $779,591,390    $1,553,567   $4,172,126
                                                                                   ============    ==========   ==========

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

(b)  As of June 30, 2009, no longer an affiliate.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

15. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                       Semiannual Report | 51

Mutual Shares Fund

15. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $43,003 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

16. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                  LEVEL 1          LEVEL 2        LEVEL 3            TOTAL
                                              ---------------   ------------   ------------     ---------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Airlines .........................   $     5,756,376   $     70,149   $         --     $     5,826,525
         Auto Components ..................        48,352,455             --     16,172,085          64,524,540
         Chemicals ........................       215,231,426             --      3,157,637         218,389,063
         Commercial Services &
            Supplies ......................            15,491             --             --(b)           15,491
         Computers & Peripherals ..........       256,688,645             --      3,100,515         259,789,160
         Consumer Finance .................                --             --    128,999,939         128,999,939
         Diversified Financial Services ...        96,207,432             --             --(b)       96,207,432
         Diversified Telecommunication
            Services ......................       453,995,097      2,028,713             --(b)      456,023,810
         Insurance ........................       934,052,716             --        442,281         934,494,997
         Machinery ........................       118,169,682             --     95,008,905         213,178,587
         Media ............................       658,796,741      4,780,162             --(b)      663,576,903


                             52 | Semiannual Report

Mutual Shares Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                  LEVEL 1          LEVEL 2        LEVEL 3            TOTAL
                                              ---------------   ------------   ------------     ---------------
ASSETS: (CONTINUED)
   Investments in Securities: (CONTINUED)
      Equity Investments: (a) (CONTINUED)
         Multi-Utilities ..................   $    68,126,191   $         --   $         --(b)  $    68,126,191
         Real Estate Management &
            Development ...................        46,659,136             --     41,068,150          87,727,286
         All other Equity Investments(c) ..     8,334,241,625             --             --       8,334,241,625
      Options Purchased ...................        20,108,400             --             --          20,108,400
      Corporate Bonds, Notes & Senior
         Floating Rate Interests ..........                --    413,329,648    135,599,727         548,929,375
      Corporate Bonds, Notes & Senior
         Floating Rate Interests in
         Reorganization ...................                --    153,477,606            425         153,478,031
      Companies in Liquidation ............                --             --             --(b)               --
   Short Term Investments .................       849,571,215    406,074,197             --       1,255,645,412
                                              ---------------   ------------   ------------     ---------------
   Total Investments in Securities ........   $12,105,972,628   $979,760,475   $423,549,664     $13,509,282,767
                                              ===============   ============   ============     ===============
Forward Exchange Contracts ................   $            --   $  4,511,262   $         --     $     4,511,262
LIABILITIES:
   Options Written ........................         2,609,856             --             --           2,609,856
   Securities Sold Short ..................       227,433,112             --             --         227,433,112
   Forward Exchange Contracts .............                --    227,386,124             --         227,386,124
   Unfunded Loan Commitments ..............                --      1,079,076             --           1,079,076

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:




                                                                         NET CHANGE
                                                                             IN
                                                             NET         UNREALIZED          NET
                                          BEGINNING       REALIZED      APPRECIATION      PURCHASES
                                           BALANCE       GAIN (LOSS)   (DEPRECIATION)      (SALES)
                                        -------------   ------------   --------------   -------------
ASSETS:
Investment in Securities:
   Equity Investments:(a)
      Auto Components ...............    $ 14,546,880   $         --   $   1,649,493    $     (24,288)
      Chemicals .....................       3,157,637             --              --               --
      Commercial Services &
         Supplies ...................              --             --              --               --
      Computers & Peripherals .......              --             --       3,100,515               --
      Consumer Finance ..............      39,327,475             --      47,047,241       42,625,223
      Diversified Financial
         Services ...................       6,655,530             --      (6,655,530)              --

                                                                           NET CHANGE
                                                                          IN UNREALIZED
                                                                          APPRECIATION
                                                                         (DEPRECIATION)
                                                                          ATTRIBUTABLE
                                           TRANSFER                         TO ASSETS
                                         IN (OUT) OF       ENDING          STILL HELD
                                           LEVEL 3         BALANCE       AT PERIOD END
                                        -------------   ------------     --------------
ASSETS:
Investment in Securities:
   Equity Investments:(a)
      Auto Components ...............   $          --   $ 16,172,085      $  1,649,493
      Chemicals .....................              --      3,157,637                --
      Commercial Services &
         Supplies ...................              --             --(b)             --
      Computers & Peripherals .......              --      3,100,515         3,100,515
      Consumer Finance ..............              --    128,999,939        47,047,241
      Diversified Financial
         Services ...................              --             --(b)     (6,655,530)


                             Semiannual Report | 53

Mutual Shares Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)




                                                                         NET CHANGE
                                                                             IN
                                                             NET         UNREALIZED          NET
                                          BEGINNING       REALIZED      APPRECIATION      PURCHASES
                                           BALANCE       GAIN (LOSS)   (DEPRECIATION)      (SALES)
                                        -------------   ------------   --------------   -------------
ASSETS: (CONTINUED)
Investment in Securities: (CONTINUED)
   Equity Investments: (a) (CONTINUED)
      Diversified Telecommunication
         Services ...................    $42,261,192    $         --   $  25,259,361    $          --
      Health Care Providers &
         Services ...................      35,662,264             --       4,926,786               --
      Insurance .....................         475,107             --         (32,826)              --
      Machinery .....................              --             --       1,672,567       93,336,338
      Media .........................              --             --              --               --
      Multi-Utilities ...............              --             --              --               --
      Real Estate Management &
         Development ................      54,978,930             --     (13,910,780)              --
      Corporate Bonds, Notes & Senior
         Floating Rate Interests ....     247,021,002       (593,852)      6,598,800     (117,426,223)
      Corporate Bonds, Notes & Senior
         Floating Rate Interests in
         Reorganization .............       1,858,494    (55,153,784)     66,203,053      (12,907,338)
      Companies in Liquidation ......              --             --              --               --
                                         ------------   ------------   -------------    -------------
   Total ............................    $445,944,511   $(55,747,636)  $ 135,858,680    $   5,603,712
                                         ============   ============   =============    =============

                                                                           NET CHANGE
                                                                          IN UNREALIZED
                                                                          APPRECIATION
                                                                         (DEPRECIATION)
                                                                          ATTRIBUTABLE
                                           TRANSFER                         TO ASSETS
                                         IN (OUT) OF       ENDING          STILL HELD
                                           LEVEL 3         BALANCE       AT PERIOD END
                                        -------------   ------------     --------------
ASSETS: (CONTINUED)
Investment in Securities: (CONTINUED)
   Equity Investments:(a) (CONTINUED)
      Diversified Telecommunication
         Services ...................   $ (67,520,553)  $         --(b)   $         --
      Health Care Providers &
         Services ...................     (40,589,050)            --                --
      Insurance .....................              --        442,281           (32,826)
      Machinery .....................              --     95,008,905         1,672,567
      Media .........................              --             --(b)             --
      Multi-Utilities ...............              --             --(b)             --
      Real Estate Management &
         Development ................              --     41,068,150       (13,910,780)
      Corporate Bonds, Notes & Senior
         Floating Rate Interests ....              --    135,599,727        (2,315,051)
      Corporate Bonds, Notes & Senior
         Floating Rate Interests in
         Reorganization .............              --            425                --
      Companies in Liquidation ......              --             --(b)             --
                                        -------------   ------------      ------------
   Total ............................   $(108,109,603)  $423,549,664      $ 30,555,629
                                        =============   ============      ============

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

17. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 18, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

EUR  - Euro
GBP  - British Pound
JPY  - Japanese Yen

SELECTED PORTFOLIO

ADR  - American Depository Receipt
DIP  - Debtor-In-Possession
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
BONY - Bank of New York Mellon
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.


                             54 | Semiannual Report

Mutual Shares Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including the independent trustees, in 2009, unanimously approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. Such material also addressed some of the actions taken by management in responding to turmoil in the markets in the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. While noting some limitations of the Lipper Section 15(c) Report (as more fully discussed below under "Comparative Expenses and Management Profitability"), they concluded that the report continues to be a reliable resource in the performance of their duties.


                             Semiannual Report | 55

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the overall performance and actions taken by the investment manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced in the last year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Resources, Inc., to provide a source of cash for temporary and emergency purposes or to meet unexpected redemption requests as well as the strong financial position of Franklin Resources, Inc., the investment manager's parent company, and its commitment to the mutual fund business. The trustees also noted that during the past year Franklin Resources, Inc., like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the trustees discussed with management the nature of such reductions and the steps taken to minimize any negative impact on the nature and quality of the services being provided to the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and


                             56 | Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager's incentive-based compensation is paid in shares of predesignated funds from the portfolio manager's fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2008. They considered the history of successful performance of the Fund relative


                             Semiannual Report | 57

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance and the management of the Fund through the market turmoil and financial crisis. In these meetings, the trustees discussed the losses experienced by the Fund over the past year and the reasons therefor. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. Consistent with the market sell-off that occurred during the past year, the Fund and all of the comparable funds chosen by Lipper experienced losses during such period. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2008, and had annualized total returns for the three- and five-year periods in the middle and second-best performing quintiles, respectively. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2008, was in the best performing quintile and exceeded 3%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's middle, second-best and best performing quintiles of peer funds for the three-, five- and 10-year periods ended December 31, 2008, respectively. The trustees concluded that, while the Fund's losses over the past year were disappointing, the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense


                             58 | Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2008, the most recent fiscal year end of Franklin Resources, Inc. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking into account in assessing the significance of the Profitability Study, the Board recognized the Profitability Study was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability study covering Franklin Resources, Inc.'s 2009 fiscal year period. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the


                             Semiannual Report | 59

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints have been instituted as part of the Fund's investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             60 | Semiannual Report

Mutual Shares Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 61

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL SHARES FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 S2009 08/09



JUNE 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

                                   (GRAPHIC)

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                                                           VALUE

                                MUTUAL QUEST FUND
                       (FORMERLY, MUTUAL QUALIFIED FUND)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER........................................................     1
SEMIANNUAL REPORT
Mutual Quest Fund.........................................................     4
Performance Summary.......................................................    11
Your Fund's Expenses......................................................    14
Financial Highlights and Statement of Investments.........................    16
Financial Statements......................................................    31
Notes to Financial Statements.............................................    35
Shareholder Information...................................................    52

Shareholder Letter

Dear Mutual Quest Fund Shareholder:

Financial markets reached historical extremes in the first half of 2009. In the U.S. and globally, the economy slowed dramatically in the fourth quarter of 2008 and continued its slide into this year. During the period, the U.S. unemployment rate rose to its highest level in 25 years, housing prices continued their precipitous declines and 30-year U.S. Treasury yields plummeted to a 30-year low of around 2.5%, reflecting great skepticism about the prospects for economic recovery. Each week seemed to bring an addition to the alphabet soup of government programs -- TARP, TALF, PPIP -- designed to stimulate lending and stabilize the financial system. Although there were no repeats of the bankruptcies or government takeovers of financial services companies on the scale of Bear Stearns, Lehman Brothers, AIG or Fannie Mae, the specter of major bank nationalization was all too real, as was the possibility of a further serious and potentially calamitous blow to the system. Investors correctly understood that banks and other large financial players needed substantial amounts of additional capital to survive -- the question was at what price and whether further government control would be necessary.

Given that the global economy's financial underpinnings weakened considerably but did not completely implode, investor sentiment switched from panic to relief during the first six months of the year. The low in early March for the Standard & Poor's 500 Index -- down 26% from 2008 year-end and 57% from its peak in October 2007 -- was followed by a 42% rebound to its recent, second-quarter high on June 11.(1) The 57% drop was the third worst since 1900.1 At the same time, yields on 30-year Treasuries shot up to 4.8% in June, resulting in their worst six-month performance in over 16 years.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The index is one of the most widely used benchmarks of U.S. equity performance.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

European equity markets were similarly volatile although they did not experience as significant a rebound since most investors believed that the recovery in Europe would be slower than in the U.S.

Trying to analyze the origin of investment bubbles, what prompts their demise and what ultimately causes markets to rebound when pessimism reigns supreme is a fascinating exercise but probably more art than science. Confidence plays an enormous role in the stability of our financial system, and the mere fact that the system did not collapse in March of this year set the stage for a huge rebound. More substantively, the results of the government "stress test" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. The self-reinforcing nature of raising capital lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive spreads. Additionally, the bankruptcies of General Motors and Chrysler, although particularly painful for dealers, suppliers and those directly dependent on the auto industry, were absorbed without triggering further systemic risk. Investors began to grasp the "green shoots" as aggressively as they had looked for protection in a proverbial bunker a month or two before.

Last year was especially disappointing for us at Franklin Mutual Advisers because we did not achieve our objective of preserving capital: our investors experienced significant losses in their portfolios. The good news so far this year is that Mutual Quest Fund is back in positive territory through June 30, although not nearly enough to offset last year's losses. We began the year in a fairly defensive posture and with a relatively high cash balance, as we chose over the course of 2008 to trim or exit some investments where we perceived the level of risk to be increasing. Nevertheless, the heightened fear in the marketplace began to open up attractive investment opportunities, and we selectively invested in a diverse group of undervalued equities, attractive merger arbitrage situations, and distressed debt opportunities. Consistent with the expectations outlined in our 2008 year-end letter, we added to companies in economically defensive industries, with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, including companies in the consumer staples sector and the health care sector. We also anticipated purchases in some economically sensitive industries, and likewise increased our investments in some energy companies where we believe we found good value.

Late in 2008 and early in 2009, we began to find opportunities in senior secured corporate loans trading at levels we perceived reflected mispriced risk. These are exactly the types of opportunities that we patiently wait for and that we had not seen since the last big credit default cycle of 2001-2003, immediately following the frauds at Enron, Tyco and WorldCom. On the bankruptcy


                     2 | Not part of the semiannual report
front recently, although the absolute number of bankruptcies increased, not many met the "good company, bad balance sheet" model we like, although we expect more of these as "covenant lite," highly leveraged balance sheets eventually reach a tipping point.

On the merger and acquisition front, the market for corporate control collapsed in 2008 and early 2009 alongside the equity markets, as corporate boards suffered from the same uncertainty, risk aversion and credit unavailability as other investors. Managements had little visibility regarding their own near-term business prospects and minimal appetite to do anything other than hunker down. However, a few large health care deals did emerge as those acquirers took advantage of their relatively stable cash flows and strong balance sheets to pursue a needed rationalization of the industry. The good news here is that we believe the potential returns for these deals are as attractive as we have seen in many years, perhaps reflecting the memories of broken deals of 2008 and fewer players looking to invest in such situations. We expect an increase in mergers and acquisitions during the rest of 2009 as industry leaders consider further consolidation in a slow growth environment at prices that are still well below their peaks of 2007.

While substantial uncertainties remain -- near-term ones such as the pace of economic recovery and longer term ones such as the ability of the U.S. to manage its enormous structural deficits and the fate of the U.S. dollar as the world's reserve currency -- we believe we are back in a "stock picker's" environment and that is where we like to be. Macroeconomic developments do matter, but not to the exclusion of company specifics, as seemed to be the case for much of 2008 and the first part of this year. That is why we are particularly excited at this point of the cycle and hope that you share our enthusiasm as well. We appreciate your trust and support over the past 18 months and look forward to better investing times ahead.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Mutual Quest Fund
(formerly, Mutual Qualified Fund)

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Quest Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Mutual Quest Fund's semiannual report for the period ended June 30, 2009. The Fund's goal and strategy have not changed; however we renamed the Fund to avoid any misinterpretation that Mutual Qualified Fund is for qualified investors only.

PERFORMANCE OVERVIEW

Mutual Quest Fund - Class Z delivered a +5.41% cumulative total return for the six months ended June 30, 2009. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +3.16% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended June 30, 2009, the U.S. economy and stock markets seemed to stabilize after signs appeared that the recession's severity had eased. Strains on the banking system and credit markets that surfaced in 2008 improved in 2009's first half with the help of federal aid and tighter regulations. Despite rising unemployment, near period-end home sales edged higher, the

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                             4 | Semiannual Report
decline in manufacturing activity slowed and consumer confidence started to pick up. Economic activity as measured by gross domestic product (GDP) fell at annualized rates of 6.4% and an estimated 1.0% in the first and second quarters of 2009.

Although the price of oil rose from $44 per barrel at the beginning of the period to $70 by period-end on speculation that the downturn was abating, it was still off more than 50% from its July 2008 record high.(2) June's inflation rate, as measured by the Consumer Price Index, was an annualized -1.4%, representing the steepest yearly decline in the cost of living in nearly six decades.(3) Core inflation, which excludes food and energy costs, rose at a 1.7% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(3)

A deepening recession and decelerating inflation prompted Washington policy-makers to keep interest rates low and enact stimulus plans -- including income tax cuts, aid to ailing state governments and funding for transportation infrastructure, school construction and high-tech projects. During the period under review, the Fed kept the federal funds target rate in a range of 0% to 0.25% and said the "pace of economic contraction is slowing" but the financial system had not yet returned to normal.

Most U.S. stocks suffered major losses through early March as investors worried about an uncertain future. Stocks then recovered somewhat from 12-year lows as investors perceived many bargains among the bear market fallout and data indicated the economy's pace of contraction was moderating. By June, however, fresh investor concerns about the economy and stock valuations reemerged and dampened the rally's momentum. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -2.01%, while the broader S&P 500 posted a +3.16% total return and the technology-heavy NASDAQ Composite Index returned +16.99%.(4)

Global equities followed the same trend. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

U.S.                                        28.2%
France                                       9.1%
U.K.                                         8.2%
Switzerland                                  3.9%
Germany                                      3.1%
Norway                                       2.3%
South Korea                                  2.2%
Finland                                      1.9%
Bermuda                                      1.9%
Hong Kong                                    1.7%
Netherlands                                  1.3%
Other                                        3.2%
Short-Term Investments & Other Net Assets   33.0%

(2.) Source: New York Mercantile Exchange.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                             Semiannual Report | 5
appetite, rotating capital back into cyclical sectors such as financials, materials and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/09

                                % OF TOTAL
                                NET ASSETS
                                ----------
Tobacco                            13.0%
Food Products                       8.8%
Pharmaceuticals                     7.6%
Insurance                           6.7%
Energy Equipment & Services         3.6%
Beverages                           3.2%
Oil, Gas & Consumable Fuels         2.5%
Machinery                           2.2%
Industrial Conglomerates            2.1%
Real Estate Investment Trusts       1.8%

In the reporting period's final weeks, global equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. In Europe, policymakers committed to an easier monetary regime, but the eurozone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(5) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(6)

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of

(5.) Source: European Communities Eurostat.

(6.) Source: People's Bank of China.


                             6 | Semiannual Report
substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the first half of 2009, Mutual Quest Fund's best performing investments included Kone, a Finnish engineering and service company specializing in elevator and escalator installation and servicing; Marine Harvest, a Norway-based farmed salmon producer; and Seadrill, a Norwegian deepwater contract driller.

Kone's share price appreciated during the six-month period as it booked more orders than expected, which covered over 12 months of sales and allowed it to beat analysts' first quarter 2009 earnings forecasts. Kone gained market share in the U.S. and China, where economic stimulus was having a real impact. The company became particularly well positioned in China as it recently developed its business in the country's western region -- an area experiencing high growth rates and one where Kone faces less competition. In addition, to prepare for less new equipment activity globally in 2010, Kone announced a program to lower its fixed costs.

TOP 10 HOLDINGS
6/30/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------               ----------
Schering-Plough Corp.                     3.6%
   PHARMACEUTICALS, U.S.
Wyeth                                     3.5%
   PHARMACEUTICALS, U.S.
Lorillard Inc.                            3.3%
   TOBACCO, U.S.
Danone                                    3.2%
   FOOD PRODUCTS, FRANCE
British American Tobacco PLC              2.6%
   TOBACCO, U.K.
Berkshire Hathaway Inc., A & B            2.1%
   INSURANCE, U.S.
Nestle SA                                 2.0%
   FOOD PRODUCTS, SWITZERLAND
Kone OYJ, B                               1.9%
   MACHINERY, FINLAND
White Mountains Insurance Group Ltd.      1.7%
   INSURANCE, U.S.
Pernod Ricard SA                          1.7%
   BEVERAGES, FRANCE


                             Semiannual Report | 7

Investor concerns about Chilean salmon production sent Marine Harvest's share price plunging in 2008. In our view, investors had forgotten that lower salmon supply would normally translate into higher prices. As salmon prices increased by more than 40% during the first half of 2009, Marine Harvest's cash flow increased and it regained investor interest. Besides operational gearing, financial gearing also positively affected Marine Harvest's share price. Largely as a result of these conditions, Marine Harvest's share price roughly quadrupled during the six-month period.

Seadrill's share price benefited from the resilience of the deepwater drilling segment in terms of day rates. Brazilian national oil company Petrobras continued its multiyear effort to tender for additional deepwater offshore drilling rigs and develop the country's claim to the vast and recently discovered Tupi underwater oil field. According to our analysis, Seadrill is extremely well positioned in this regard because it still had some of its modern, highly specialized rigs available for use, while being among the very few suppliers not facing financing issues, and while also being able to deliver its equipment on schedule. At period-end, Seadrill was in the process of refinancing its debt and could begin paying a dividend in the second half of 2009.

Although the Fund held several positions that made significant positive contributions during the first half 2009, it also had some underachievers. Three investments that failed to meet our expectations during the period were U.S.-based property and casualty insurance and reinsurance company White Mountains Insurance Group; Danone, a French food processing company; and Berkshire Hathaway, a U.S. conglomerate headed by Warren Buffet.

White Mountains suffered early in the year from an investment portfolio leveraged to equities, what the company saw as a mismanaged life reinsurance portfolio in Japan, and the subsequent erosion of its capital position that was exacerbated by the buy-back of Berkshire Hathaway's holding. The company took corrective actions by reducing its equity exposure and neutralizing its life reinsurance book, reportedly with a view to exiting that business. The company's core underwriting businesses were apparently performing well, however, and at period-end we think the stock could recover from these oversold levels if the market recognizes what we see as the intrinsic value of these businesses.

Even though Danone reported some encouraging operational numbers, its share price was negatively impacted when the company decided to issue E3 billion in equity at the end of May. This news surprised the market, which focused on the short-term dilution and the decision by one of the company's largest shareholders not to participate in the offering. We added to the Fund's existing Danone position during the equity issuance at a share price we believed to be a discount to its historical valuation.


                             8 | Semiannual Report

Berkshire Hathaway shares underperformed as investors switched into financials that were perceived to be more sensitive to the upside in capital markets. Investors also continued to exhibit concern over the long-term put options written by Berkshire that would be triggered if equity markets continued to sustain substantial declines.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual Quest Fund. We look forward to serving your future investment needs.

(PHOTO OF ANNE E. GUDEFIN)


/s/ Anne E. Gudefin

Anne E. Gudefin, CFA
Portfolio Manager

(PHOTO OF SHAWN M. TUMULTY)


/s/ Shawn M. Tumulty

Shawn M. Tumulty, CFA
Assistant Portfolio Manager

Mutual Quest Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 9

ANNE GUDEFIN has been portfolio manager for Mutual Quest Fund since 2002. She is also portfolio manager for Mutual Global Discovery Fund and has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been assistant portfolio manager for Mutual Quest Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.


                             10 | Semiannual Report

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: MQIFX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.79    $15.38     $14.59

CLASS A (SYMBOL: TEQIX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.76    $15.26     $14.50

CLASS B (SYMBOL: TEBQX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.69    $14.88     $14.19

CLASS C (SYMBOL: TEMQX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.70    $15.08     $14.38

CLASS R (SYMBOL: N/A)     CHANGE   6/30/09     5/1/09
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.60    $15.24     $14.64


                             Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL AND AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B:
CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                              6-MONTH          1-YEAR    5-YEAR    10-YEAR
----------                              -------          ------   -------   --------
Cumulative Total Return(2)                +5.41%         -13.50%   +28.90%    +82.31%
Average Annual Total Return(3)            +5.41%         -13.50%    +5.21%     +6.19%
Value of $10,000 Investment(4)          $10,541          $8,650   $12,890    $18,231
   Total Annual Operating Expenses(5)             0.81%

CLASS A(1)                              6-MONTH          1-YEAR    5-YEAR    10-YEAR
----------                              -------          ------   -------   --------
Cumulative Total Return(2)                +5.24%         -13.79%   +26.77%    +76.16%
Average Annual Total Return(3)            -0.78%         -18.73%    +3.62%    + 5.20%
Value of $10,000 Investment(4)           $9,922          $8,127   $11,946    $16,606
   Total Annual Operating Expenses(5)             1.11%

CLASS B(1)                              6-MONTH          1-YEAR    5-YEAR    10-YEAR
----------                              -------          ------   -------   --------
Cumulative Total Return(2)                +4.86%         -14.34%   +22.69%    +67.30%
Average Annual Total Return(3)            +0.86%         -17.44%    +3.89%     +5.28%
Value of $10,000 Investment(4)          $10,027          $8,256   $12,103    $16,730
   Total Annual Operating Expenses(5)             1.81%

CLASS C(1)                              6-MONTH          1-YEAR    5-YEAR    10-YEAR
----------                              -------          ------   -------   --------
Cumulative Total Return(2)                +4.87%         -14.38%   +22.62%    +65.00%
Average Annual Total Return(3)            +3.87%         -15.16%    +4.16%     +5.14%
Value of $10,000 Investment(4)          $10,387          $8,484   $12,262    $16,500
   Total Annual Operating Expenses(5)             1.80%

CLASS R                                                                     INCEPTION (5/1/09)
-------                                                                     ------------------
Cumulative Total Return(2)                                                         +4.10%
Aggregate Total Return(6)                                                          +4.10%
Value of $10,000 Investment(4)                                                   $10,410
   Total Annual Operating Expenses(5)             1.31%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             12 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES INVOLVE SPECIAL RISKS. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


CLASS R: Shares available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Aggregate total return represents the change in value of an investment over the period shown. Since Class R shares have existed for less than one year, average annual total returns are not available.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $1,054.10              $4.63
Hypothetical (5% return before expenses)         $1,000           $1,020.28              $4.56
CLASS A
Actual                                           $1,000           $1,052.40              $6.21
Hypothetical (5% return before expenses)         $1,000           $1,018.74              $6.11
CLASS B
Actual                                           $1,000           $1,048.60              $9.70
Hypothetical (5% return before expenses)         $1,000           $1,015.32              $9.54
CLASS C
Actual                                           $1,000           $1,048.70              $9.70
Hypothetical (5% return before expenses)         $1,000           $1,015.32              $9.54
CLASS R
Actual (5/1/09-6/30/09)                          $1,000           $1,041.00              $2.37
Hypothetical (5% return before expenses)         $1,000           $1,017.80              $7.05

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.91%; A: 1.22%; B: 1.91%; C: 1.91%; and R:
     1.41%), multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical for Classes Z, A, C and R) to reflect the one-half year period. For Actual Class R expenses, the multiplier is 60/365 to reflect the number of days since inception.


                             Semiannual Report | 15

Mutual Quest Fund

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2009     -------------------------------------------------------------------
CLASS Z                                     (UNAUDITED)          2008          2007          2006          2005          2004
-------                                  ----------------    -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ..   $    14.59         $    21.84    $    21.88    $    19.81    $    19.49    $    17.88
                                          ----------         ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ...........         0.10(c)            0.38          0.61          0.38          0.41          0.37
   Net realized and unrealized gains
      (losses) ........................         0.69              (5.90)         1.37          3.39          1.77          2.56
                                          ----------         ----------    ----------    ----------    ----------    ----------
Total from investment operations ......         0.79              (5.52)         1.98          3.77          2.18          2.93
                                          ----------         ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ..............           --              (0.32)        (0.71)        (0.40)        (0.42)        (0.39)
   Net realized gains .................           --              (1.41)        (1.31)        (1.30)        (1.44)        (0.93)
                                          ----------         ----------    ----------    ----------    ----------    ----------
Total distributions ...................           --              (1.73)        (2.02)        (1.70)        (1.86)        (1.32)
                                          ----------         ----------    ----------    ----------    ----------    ----------
Redemption fees(d) ....................           --                 --(e)         --(e)         --(e)         --(e)         --(e)
                                          ----------         ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ........   $    15.38         $    14.59    $    21.84    $    21.88    $    19.81    $    19.49
                                          ==========         ==========    ==========    ==========    ==========    ==========
Total return(f) .......................         5.41%            (25.34)%        9.12%        19.29%        11.26%        16.64%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before expense reduction(h) ..         0.92%              0.81%         0.80%         0.83%         0.85%         0.82%
Expenses net of expense reduction(h) ..         0.91%              0.81%         0.80%         0.83%         0.85%         0.82%
Ratios to average net assets,
   excluding dividend expense on
   securities sold short:
   Expenses before expense reduction ..         0.82%              0.81%         0.79%         0.81%         0.81%         0.81%
   Expenses net of expense reduction ..         0.81%              0.81%         0.79%         0.81%         0.81%         0.81%
Net investment income .................         1.41%(c)           1.97%         2.58%         1.77%         2.04%         2.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....   $3,191,340         $3,071,302    $4,421,592    $4,200,899    $3,646,593    $3,419,744
Portfolio turnover rate ...............        13.33%             25.52%        26.25%        23.64%        20.98%        37.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.09%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Quest Fund


                                             SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2009    -----------------------------------------------------------
CLASS A                                         (UNAUDITED)        2008         2007         2006        2005        2004
-------                                      ----------------   ---------   -----------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .....     $  14.50         $  21.70    $    21.75    $  19.71    $  19.41    $  17.81
                                               --------         --------    ----------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ..............         0.08(c)          0.32          0.52        0.31        0.34        0.31
   Net realized and unrealized gains
      (losses) ...........................         0.68            (5.85)         1.38        3.36        1.75        2.55
                                               --------         --------    ----------    --------    --------    --------
Total from investment operations .........         0.76            (5.53)         1.90        3.67        2.09        2.86
                                               --------         --------    ----------    --------    --------    --------
Less distributions from:
   Net investment income .................           --            (0.26)        (0.64)      (0.33)      (0.35)      (0.33)
   Net realized gains ....................           --            (1.41)        (1.31)      (1.30)      (1.44)      (0.93)
                                               --------         --------    ----------    --------    --------    --------
Total distributions ......................           --            (1.67)        (1.95)      (1.63)      (1.79)      (1.26)
                                               --------         --------    ----------    --------    --------    --------
Redemption fees(d) .......................           --               --(e)         --(e)       --(e)       --(e)       --(e)
                                               --------         --------    ----------    --------    --------    --------
Net asset value, end of period ...........     $  15.26         $  14.50    $    21.70    $  21.75    $  19.71    $  19.41
                                               ========         ========    ==========    ========    ========    ========
Total return(f) ..........................         5.24%          (25.55)%        8.73%      18.94%      10.85%      16.27%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before expense reduction(h) .....         1.23%            1.11%         1.14%       1.15%       1.20%       1.17%
Expenses net of expense reduction(h) .....         1.22%            1.11%         1.14%       1.15%       1.20%       1.17%
Ratios to average net assets, excluding
   dividend expense on securities sold
   short:
   Expenses before expense reduction .....         1.13%            1.11%         1.13%       1.13%       1.16%       1.16%
   Expenses net of expense reduction .....         1.12%            1.11%         1.13%       1.13%       1.16%       1.16%
Net investment income ....................         1.10%(c)         1.67%         2.24%       1.45%       1.69%       1.66%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $961,625         $883,955    $1,290,899    $993,364    $794,789    $692,523
Portfolio turnover rate ..................        13.33%           25.52%        26.25%      23.64%      20.98%      37.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.78%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Quest Fund

                                             SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2009    ----------------------------------------------------
CLASS B                                         (UNAUDITED)       2008       2007       2006       2005       2004
-------                                      ----------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .....      $ 14.19         $ 21.24    $ 21.32    $ 19.34    $ 19.08    $ 17.54
                                                -------         -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ..............         0.03(c)         0.19       0.36       0.16       0.20       0.19
   Net realized and unrealized gains
      (losses) ...........................         0.66           (5.72)      1.34       3.31       1.72       2.50
                                                -------         -------    -------    -------    -------    -------
Total from investment operations .........         0.69           (5.53)      1.70       3.47       1.92       2.69
                                                -------         -------    -------    -------    -------    -------
Less distributions from:
   Net investment income .................           --           (0.11)     (0.47)     (0.19)     (0.22)     (0.22)
   Net realized gains ....................           --           (1.41)     (1.31)     (1.30)     (1.44)     (0.93)
                                                -------         -------    -------    -------    -------    -------
Total distributions ......................           --           (1.52)     (1.78)     (1.49)     (1.66)     (1.15)
                                                -------         -------    -------    -------    -------    -------
Redemption fees(d)........................           --              --(e)      --(e)      --(e)      --(e)      --(e)
                                                -------         -------    -------    -------    -------    -------
Net asset value, end of period ...........      $ 14.88         $ 14.19    $ 21.24    $ 21.32    $ 19.34    $ 19.08
                                                =======         =======    =======    =======    =======    =======
Total return(f)...........................         4.86%         (26.09)%     8.04%     18.16%     10.12%     15.46%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before expense reduction(h) .....         1.92%           1.81%      1.80%      1.82%      1.85%      1.82%
Expenses net of expense reduction(h) .....         1.91%           1.81%      1.80%      1.82%      1.85%      1.82%
Ratios to average net assets, excluding
   dividend expense on securities sold
   short:
   Expenses before expense reduction .....         1.82%           1.81%      1.79%      1.80%      1.81%      1.81%
   Expenses net of expense reduction .....         1.81%           1.81%      1.79%      1.80%      1.81%      1.81%
Net investment income ....................         0.41%(c)        0.97%      1.58%      0.78%      1.04%      1.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $37,505         $41,704    $70,266    $74,470    $69,847    $67,714
Portfolio turnover rate ..................        13.33%          25.52%     26.25%     23.64%     20.98%     37.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Quest Fund

                                             SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2009    ---------------------------------------------------------
CLASS C                                         (UNAUDITED)        2008        2007        2006        2005        2004
-------                                      ----------------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .....     $  14.38         $  21.50    $  21.58    $  19.58    $  19.30    $  17.72
                                               --------         --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ..............         0.03(c)          0.19        0.36        0.16        0.20        0.19
   Net realized and unrealized gains
      (losses) ...........................         0.67            (5.78)       1.36        3.34        1.74        2.52
                                               --------         --------    --------    --------    --------    --------
Total from investment operations .........         0.70            (5.59)       1.72        3.50        1.94        2.71
                                               --------         --------    --------    --------    --------    --------
Less distributions from:
   Net investment income .................           --            (0.12)      (0.49)      (0.20)      (0.22)      (0.20)
   Net realized gains ....................           --            (1.41)      (1.31)      (1.30)      (1.44)      (0.93)
                                               --------         --------    --------    --------    --------    --------
Total distributions ......................           --            (1.53)      (1.80)      (1.50)      (1.66)      (1.13)
                                               --------         --------    --------    --------    --------    --------
Redemption fees(d) .......................           --               --(e)       --(e)       --(e)       --(e)       --(e)
                                               --------         --------    --------    --------    --------    --------
Net asset value, end of period ...........     $  15.08         $  14.38    $  21.50    $  21.58    $  19.58    $  19.30
                                               ========         ========    ========    ========    ========    ========
Total return(f) ..........................         4.87%          (26.06)%      8.02%      18.16%      10.08%      15.52%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before expense reduction(h) .....         1.92%            1.80%       1.80%       1.83%       1.85%       1.82%
Expenses net of expense reduction(h) .....         1.91%            1.80%       1.80%       1.83%       1.85%       1.82%
Ratios to average net assets, excluding
   dividend expense on securities sold
   short:
   Expenses before expense reduction .....         1.82%            1.80%       1.79%       1.81%       1.81%       1.81%
   Expenses net of expense reduction .....         1.81%            1.80%       1.79%       1.81%       1.81%       1.81%
Net investment income ....................         0.41%(c)         0.98%       1.58%       0.77%       1.04%       1.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $350,925         $337,583    $504,802    $420,806    $336,786    $311,071
Portfolio turnover rate ..................        13.33%           25.52%      26.25%      23.64%      20.98%      37.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Mutual Quest Fund

                                                                   PERIOD ENDED
                                                                 JUNE 30, 2009(a)
CLASS R                                                             (UNAUDITED)
-------                                                          ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................      $14.64
                                                                    ------
Income from investment operations(b):
   Net investment income (loss)(c) ...........................        0.04
   Net realized and unrealized gains (losses) ................        0.56
                                                                    ------
Total from investment operations .............................        0.60
                                                                    ------
Net asset value, end of period ...............................      $15.24
                                                                    ======
Total return(d) ..............................................        4.10%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before expense reduction(f) .........................        1.42%
Expenses net of expense reduction(f) .........................        1.41%
Ratios to average net assets, excluding dividend expense on
   securities sold short:
   Expenses before expense reduction .........................        1.32%
   Expenses net of expense reduction .........................        1.31%
Net investment income ........................................        0.91%(g)
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................      $    5
Portfolio turnover rate ......................................       13.33%

(a)  For the period May 1, 2009 (effective date) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g) Net investment income includes a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.60%. See Note 8.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Mutual Quest Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                                  SHARES/WARRANTS/
                                                                     COUNTRY          CONTRACTS            VALUE
                                                                 --------------   ----------------   ----------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 66.8%
             AIRLINES 0.1%
         (a) ACE Aviation Holdings Inc., A ...................       Canada          1,217,946       $      5,550,637
         (a) Delta Air Lines Inc. ............................    United States          2,335                 13,520
      (a, b) Northwest Airlines Corp., Contingent
                Distribution .................................    United States     28,232,000                 17,786
                                                                                                     ----------------
                                                                                                            5,581,943
                                                                                                     ----------------
             AUTO COMPONENTS 0.1%
   (a, b, c) Collins & Aikman Products Co., Contingent
                Distribution .................................    United States      1,217,404                 12,174
   (a, b, c) Dana Holding Corp., Contingent Distribution .....    United States     13,598,000                     --
      (a, d) IACNA Investor LLC ..............................    United States        180,986                  1,810
   (a, d, e) International Automotive Components Group
                Brazil LLC ...................................       Brazil          2,363,058              2,115,978
   (a, d, e) International Automotive Components Group Japan
                LLC ..........................................        Japan            307,801                851,468
   (a, d, e) International Automotive Components Group LLC ...     Luxembourg        8,425,843              1,911,824
   (a, d, e) International Automotive Components Group NA
                LLC, A .......................................    United States      5,182,488                197,453
                                                                                                     ----------------
                                                                                                            5,090,707
                                                                                                     ----------------
             BEVERAGES 3.2%
             Brown-Forman Corp., A ...........................    United States         79,200              3,651,912
             Brown-Forman Corp., B ...........................    United States         19,800                851,004
             Carlsberg AS, B .................................       Denmark           250,882             16,089,146
         (a) Dr. Pepper Snapple Group Inc. ...................    United States      1,317,046             27,908,205
             Fomento Economico Mexicano SAB de CV, ADR .......       Mexico            340,000             10,961,600
             Lion Nathan Ltd. ................................      Australia        1,045,082              9,736,760
         (f) Pernod Ricard SA ................................       France          1,239,406             78,001,602
                                                                                                     ----------------
                                                                                                          147,200,229
                                                                                                     ----------------
             BUILDING PRODUCTS 0.1%
         (a) Armstrong World Industries Inc. .................    United States        142,220              2,345,208
         (a) Owens Corning Inc. ..............................    United States        279,965              3,577,953
                                                                                                     ----------------
                                                                                                            5,923,161
                                                                                                     ----------------
             CAPITAL MARKETS 0.3%
             Man Group PLC ...................................   United Kingdom      3,164,930             14,450,584
                                                                                                     ----------------
             CHEMICALS 0.2%
   (a, b, c) Dow Corning Corp., Contingent Distribution ......    United States     20,809,194              3,022,299
             Sika AG .........................................     Switzerland           6,147              6,820,574
                                                                                                     ----------------
                                                                                                            9,842,873
                                                                                                     ----------------
             COMMERCIAL BANKS 1.6%
             Barclays PLC ....................................   United Kingdom      1,738,407              8,094,615
             BNP Paribas SA ..................................       France            417,157             27,061,081
   (a, d, g) Elephant Capital Holdings Ltd. ..................        Japan             27,946                     --
   (a, d, g) First Chicago Bancorp ...........................    United States        659,105              1,662,343
         (a) Guaranty Bancorp ................................    United States      1,735,639              3,315,071
         (a) Intesa Sanpaolo SpA .............................        Italy          3,547,880             11,420,509
      (a, d) NCB Warrant Holdings Ltd., A ....................        Japan            129,974                     --
             Societe Generale, A .............................       France            203,330             11,089,639
             SunTrust Banks Inc. .............................    United States         76,700              1,261,715
             Svenska Handelsbanken AB, A .....................       Sweden            452,960              8,555,663
                                                                                                     ----------------
                                                                                                           72,460,636
                                                                                                     ----------------


                             Semiannual Report | 21

Mutual Quest Fund

                                                                                  SHARES/WARRANTS/
                                                                     COUNTRY          CONTRACTS            VALUE
                                                                 --------------   ----------------   ----------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS
                (CONTINUED)
             COMMERCIAL SERVICES & SUPPLIES 0.2%
         (a) Comdisco Holding Co. Inc. .......................    United States            997       $          7,278
      (a, b) Comdisco Holding Co. Inc., Contingent
                Distribution .................................    United States     40,189,000                     --
         (a) Insun ENT Co. Ltd. ..............................     South Korea       1,448,946              7,853,951
                                                                                                     ----------------
                                                                                                            7,861,229
                                                                                                     ----------------
             COMPUTERS & PERIPHERALS 1.3%
   (a, d, g) DecisionOne Corp. ...............................    United States      1,008,199              1,663,529
   (a, d, g) DecisionOne Corp., wts., 6/08/17 ................    United States        553,576                     --
         (a) Dell Inc. .......................................    United States        563,099              7,731,349
         (a) Sun Microsystems Inc. ...........................    United States      5,136,250             47,356,225
                                                                                                     ----------------
                                                                                                           56,751,103
                                                                                                     ----------------
             CONSUMER FINANCE 0.2%
      (a, d) Cerberus CG Investor I LLC ......................    United States      7,519,799              1,428,762
      (a, d) Cerberus CG Investor II LLC .....................    United States      7,519,799              1,428,762
      (a, d) Cerberus CG Investor III LLC ....................    United States      3,759,899                714,381
      (a, d) Cerberus FIM Investors Holdco LLC ...............    United States     16,133,491              1,174,518
      (a, g) White River Capital Inc. ........................    United States        549,751              5,126,428
                                                                                                     ----------------
                                                                                                            9,872,851
                                                                                                     ----------------
             DIVERSIFIED FINANCIAL SERVICES 0.6%
             Deutsche Boerse AG ..............................       Germany           254,247             19,713,228
         (a) Fortis ..........................................       Belgium         2,540,000              8,657,128
      (a, b) Marconi Corp., Contingent Distribution ..........   United Kingdom     34,293,500                     --
                                                                                                     ----------------
                                                                                                           28,370,356
                                                                                                     ----------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 1.5%
      (a, d) AboveNet Inc. ...................................    United States        402,522             32,596,232
      (a, d) AboveNet Inc., stock grant, grant price $20.95,
                expiration date 9/09/13 ......................    United States            510                 30,615
      (a, d) AboveNet Inc., wts., 9/08/10 ....................    United States         16,099                925,692
   (a, b, c) Global Crossing Holdings Ltd., Contingent
                Distribution .................................    United States     49,411,586                     --
         (f) Koninklijke KPN NV ..............................     Netherlands       2,351,320             32,316,726
                                                                                                     ----------------
                                                                                                           65,869,265
                                                                                                     ----------------
             ELECTRIC UTILITIES 0.9%
             E.ON AG .........................................       Germany         1,192,640             42,204,667
                                                                                                     ----------------
             ENERGY EQUIPMENT & SERVICES 3.6%
         (h) Bourbon SA ......................................       France            637,519             24,979,047
         (a) BW Offshore Ltd. ................................       Norway          2,813,120              3,498,416
         (a) Pride International Inc. ........................    United States      1,042,880             26,134,573
             Seadrill Ltd. ...................................       Bermuda         4,055,672             57,876,026
         (a) Transocean Ltd. .................................    United States        677,655             50,342,990
                                                                                                     ----------------
                                                                                                          162,831,052
                                                                                                     ----------------
             FOOD & STAPLES RETAILING 1.1%
             Carrefour SA ....................................       France          1,178,243             50,272,205
                                                                                                     ----------------


                             22 | Semiannual Report

Mutual Quest Fund

                                                                                  SHARES/WARRANTS/
                                                                     COUNTRY          CONTRACTS            VALUE
                                                                 --------------   ----------------   ----------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS
                (CONTINUED)
             FOOD PRODUCTS 8.8%
             Cadbury PLC .....................................   United Kingdom      5,037,596       $     42,934,994
             CSM NV ..........................................     Netherlands       2,000,055             29,511,517
         (f) Danone ..........................................       France          2,906,708            143,427,062
             Kraft Foods Inc., A .............................    United States        435,256             11,029,387
         (a) Lighthouse Caledonia ASA ........................       Norway            416,331                 18,122
             Lotte Confectionary Co. Ltd. ....................     South Korea          30,405             23,850,800
      (a, h) Marine Harvest ..................................       Norway         48,980,183             32,892,535
             Nestle SA .......................................     Switzerland       2,410,451             90,749,522
             Nong Shim Co. Ltd. ..............................     South Korea          81,743             14,683,987
         (a) Premier Foods PLC ...............................   United Kingdom     14,034,206              8,543,737
                                                                                                     ----------------
                                                                                                          397,641,663
                                                                                                     ----------------
             HEALTH CARE PROVIDERS & SERVICES 1.5%
         (a) Kindred Healthcare Inc. .........................    United States      1,456,113             18,012,118
             Rhoen-Klinikum AG ...............................       Germany         2,314,092             51,088,036
                                                                                                     ----------------
                                                                                                           69,100,154
                                                                                                     ----------------
             HOTELS, RESTAURANTS & LEISURE 0.0%i
         (a) Trump Entertainment Resorts Inc. ................    United States        316,917                 53,876
                                                                                                     ----------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
                0.0%(i)
         (a) NRG Energy Inc. .................................    United States         13,111                340,362
                                                                                                     ----------------
             INDUSTRIAL CONGLOMERATES 2.1%
             Keppel Corp. Ltd. ...............................      Singapore        5,486,488             26,131,543
         (e) Orkla ASA .......................................       Norway          9,599,083             69,685,084
                                                                                                     ----------------
                                                                                                           95,816,627
                                                                                                     ----------------
             INSURANCE 6.7%
             ACE Ltd. ........................................    United States         96,280              4,258,464
         (a) Alleghany Corp. .................................    United States        149,605             40,542,955
         (a) Berkshire Hathaway Inc., A ......................    United States            468             42,120,000
         (a) Berkshire Hathaway Inc., B ......................    United States         17,944             51,960,979
   (a, d, g) Imagine Group Holdings Ltd. .....................       Bermuda         2,814,856             25,642,494
             Old Republic International Corp. ................    United States      1,096,314             10,798,693
      (a, d) Olympus Re Holdings Ltd. ........................    United States         97,300                212,639
      (a, d) Symetra Financial ...............................    United States      3,434,760             50,353,582
             White Mountains Insurance Group Ltd. ............    United States        346,730             79,369,964
                                                                                                     ----------------
                                                                                                          305,259,770
                                                                                                     ----------------
             MACHINERY 2.2%
             Kone OYJ, B .....................................       Finland         2,877,200             88,096,296
(a, d, e, g) Motor Coach Industries International Inc. .......    United States          4,285              5,572,642
             NACCO Industries Inc., A ........................    United States        172,254              4,947,135
                                                                                                     ----------------
                                                                                                           98,616,073
                                                                                                     ----------------
             MEDIA 0.4%
         (a) Adelphia Recovery Trust .........................    United States     38,254,708                956,368
      (a, b) Adelphia Recovery Trust, Arahova Contingent Value
                Vehicle, Contingent Distribution .............    United States      4,899,492                930,903


                             Semiannual Report | 23

Mutual Quest Fund

                                                                                  SHARES/WARRANTS/
                                                                     COUNTRY          CONTRACTS            VALUE
                                                                 --------------   ----------------   ----------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS
                (CONTINUED)
             MEDIA (CONTINUED)
      (a, b) Century Communications Corp., Contingent
             Distribution ....................................    United States     13,497,000       $             --
             CJ CGV Co. Ltd. .................................     South Korea         574,910              9,741,180
      (a, c) TVMAX Holdings Inc. .............................    United States        111,391                     --
             Virgin Media Inc. ...............................   United Kingdom        937,859              8,768,982
                                                                                                     ----------------
                                                                                                           20,397,433
                                                                                                     ----------------
             MULTI-UTILITIES 0.4%
         (f) GDF Suez ........................................       France            503,432             18,740,259
      (a, b) NorthWestern Corp., Contingent Distribution .....    United States      9,300,000                     --
                                                                                                     ----------------
                                                                                                           18,740,259
                                                                                                     ----------------
             MULTILINE RETAIL 1.0%
             Jelmoli Holding AG ..............................     Switzerland         121,995             44,223,047
                                                                                                     ----------------
             OIL, GAS & CONSUMABLE FUELS 2.5%
         (f) BP PLC ..........................................   United Kingdom      3,817,400             30,010,424
             BP PLC, ADR .....................................   United Kingdom        193,700              9,235,616
             Eni SpA .........................................        Italy            523,870             12,381,045
         (f) Royal Dutch Shell PLC, A ........................   United Kingdom      1,000,000             24,966,281
             Total SA, B .....................................       France            665,472             35,916,889
                                                                                                     ----------------
                                                                                                          112,510,255
                                                                                                     ----------------
             PAPER & FOREST PRODUCTS 0.5%
             Weyerhaeuser Co. ................................    United States        686,788             20,898,959
                                                                                                     ----------------
             PERSONAL PRODUCTS 0.2%
             L'Oreal SA ......................................       France            150,620             11,254,856
                                                                                                     ----------------
             PHARMACEUTICALS 7.6%
             Schering-Plough Corp. ...........................    United States      6,557,530            164,725,154
         (a) Valeant Pharmaceuticals International ...........    United States        768,825             19,774,179
             Wyeth ...........................................    United States      3,498,150            158,781,028
                                                                                                     ----------------
                                                                                                          343,280,361
                                                                                                     ----------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) 1.8%
             Alexander's Inc. ................................    United States        108,590             29,275,864
             Link REIT .......................................      Hong Kong       15,207,140             32,455,399
             Ventas Inc. .....................................    United States        669,525             19,992,016
                                                                                                     ----------------
                                                                                                           81,723,279
                                                                                                     ----------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 1.6%
      (a, c) Canary Wharf Group PLC ..........................   United Kingdom      8,298,072             23,893,158
             Swire Pacific Ltd., A ...........................      Hong Kong        3,620,800             36,535,512
             Swire Pacific Ltd., B ...........................      Hong Kong        5,292,600             10,134,606
                                                                                                     ----------------
                                                                                                           70,563,276
                                                                                                     ----------------
             SOFTWARE 0.9%
             Microsoft Corp. .................................    United States      1,672,254             39,749,478
                                                                                                     ----------------
             THRIFTS & MORTGAGE FINANCE 0.0%(i)
      (a, g) Imperial Capital Bancorp Inc. ...................    United States        445,796                160,487
                                                                                                     ----------------


                             24 | Semiannual Report

Mutual Quest Fund

                                                                                   SHARES/WARRANTS/
                                                                      COUNTRY          CONTRACTS            VALUE
                                                                  --------------   ----------------   ----------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS
                (CONTINUED)
             TOBACCO 13.0%
             Altria Group Inc. ................................    United States      3,759,637       $     61,620,450
             British American Tobacco PLC .....................   United Kingdom      4,277,004            117,731,834
             Imperial Tobacco Group PLC .......................   United Kingdom      2,263,678             58,773,284
             Japan Tobacco Inc. ...............................        Japan              9,642             30,218,804
             KT&G Corp. .......................................     South Korea         737,519             41,654,666
         (f) Lorillard Inc. ...................................    United States      2,179,680            147,716,914
             Philip Morris International Inc. .................    United States      1,488,277             64,918,643
             Reynolds American Inc. ...........................    United States      1,781,680             68,808,482
                                                                                                      ----------------
                                                                                                           591,443,077
                                                                                                      ----------------
             TRADING COMPANIES & DISTRIBUTORS 0.6%

         (a) Kloeckner & Co. SE ...............................       Germany         1,209,391             25,698,823
                                                                                                      ----------------
             TRANSPORTATION INFRASTRUCTURE 0.0%(i)
         (a) Groupe Eurotunnel SA .............................        France            17,485                 99,079
         (a) Groupe Eurotunnel SA, wts., 12/30/11 .............        France         1,861,027                294,961
                                                                                                      ----------------
                                                                                                               394,040
                                                                                                      ----------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $2,692,899,741)                                                                    3,032,449,016
                                                                                                      ----------------
             PREFERRED STOCKS 0.7%
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(i)
      (a, d) PTV Inc., 10.00%, pfd., A ........................   United Kingdom         92,938                 22,305
                                                                                                      ----------------
             MACHINERY 0.7%
(a, d, e, g) Motor Coach Industries International Inc., pfd. ..    United States         30,746             30,746,000
                                                                                                      ----------------
             TOTAL PREFERRED STOCKS (COST $30,804,551) ........                                             30,768,305
                                                                                                      ----------------

                                                                                       PRINCIPAL
                                                                                       AMOUNT(j)
                                                                                   ----------------
             CORPORATE BONDS & NOTES 3.2%
             American General Finance Corp.,
             5.85%, 6/01/13 ...................................    United States        504,000                289,424
             senior note, J, 6.90%, 12/15/17 ..................    United States      7,058,000              3,826,812
         (k) BP Capital Markets PLC, FRN, 1.614%, 3/17/11 .....   United Kingdom     30,000,000             30,371,400
         (k) Calpine Corp., Exit Term Loan, FRN, 4.095%,
                3/29/14 .......................................    United States     15,339,064             13,617,683
      (d, l) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ......    United States      6,600,000              1,254,000
      (d, l) Cerberus CG Investor II LLC, 12.00%, 7/31/14 .....    United States      6,600,000              1,254,000
      (d, l) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ....    United States      3,300,000                627,000
      (d, l) Cerberus FIM Investors Holdco LLC, 12.00%,
                11/22/13 ......................................    United States     47,747,515              3,473,679
         (g) DecisionOne Corp.,
         (d)    senior secured note, 15.00%, 11/30/13 .........    United States      1,324,103              1,478,361
         (c)    Term Loan B, 15.00%, 8/29/13 ..................    United States        232,502                259,589
             Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
             T2, 3.00%, 7/28/09 ...............................       France             31,400 EUR             35,233
             T2, 3.00%, 7/28/09 ...............................       France             24,416 GBP             42,181
             T3, 3.00%, 7/28/10 ...............................       France          9,114,500 EUR         10,227,199
             T3, 3.00%, 7/28/10 ...............................       France          5,276,020 GBP          9,114,945


                             Semiannual Report | 25

Mutual Quest Fund

                                                                                      PRINCIPAL
                                                                     COUNTRY          AMOUNT(j)            VALUE
                                                                 --------------   ----------------   ----------------
             CORPORATE BONDS & NOTES (CONTINUED)
         (m) Indianapolis Downs LLC, 144A,
                senior secured note, 11.00%, 11/01/12 ........    United States      2,950,000       $      2,301,000
         (n)    senior secured sub. note, PIK, 15.50%,
                   11/01/13 ..................................    United States     12,577,416              7,043,353
   (c, e, k) International Automotive Components Group NA
                Inc., Revolver, FRN, 5.75%, 1/18/14 ..........    United States      1,027,724              1,027,724
   (d, e, l) International Automotive Components Group NA LLC,
                9.00%, 4/01/17 ...............................    United States      1,560,200                707,914
(d, e, k, o) Pontus I LLC, junior note, 144A, FRN, 4.856%,
                7/24/09 ......................................    United States     18,093,040             17,361,233
(d, e, k, o) Pontus II Trust, junior profit-participating
                note, 144A, FRN, 7.66%, 6/25/09 ..............    United States      2,869,673              4,999,203
      (k, m) Roche Holdings Inc., 144A, FRN, 1.661%,
                2/25/10 ......................................     Switzerland      32,901,000             32,926,663
             Seadrill Ltd., cvt., senior note, 3.625%,
                11/08/12 .....................................       Bermuda         5,000,000              3,930,000
      (c, n) TVMAX Holdings Inc., PIK,
                11.50%, 9/30/09 ..............................    United States        601,205                168,822
                14.00%, 9/30/09 ..............................    United States        896,095                242,045
                                                                                                     ----------------
             TOTAL CORPORATE BONDS & NOTES
                (COST $245,777,325) ..........................                                            146,579,463
                                                                                                     ----------------
             CORPORATE BONDS & NOTES IN REORGANIZATION 0.3%
   (k, l, p) Charter Communications Operating LLC, Term Loan
                B, FRN, 6.25%, 3/06/14 .......................    United States     11,594,199             10,514,489
      (c, l) Safety Kleen Services, senior sub. note, 9.25%,
                6/01/08 ......................................    United States         40,000                    200
         (l) Trump Entertainment Resorts Inc., 8.50%,
                6/01/15 ......................................    United States     13,553,108              1,744,963
                                                                                                     ----------------
             TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
                (COST $22,089,935) ...........................                                             12,259,652
                                                                                                     ----------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $2,991,571,552) ........................                                          3,222,056,436
                                                                                                     ----------------
             SHORT TERM INVESTMENTS 32.1%
             U.S. GOVERNMENT AND AGENCY SECURITIES 31.9%
         (q) FHLB, 7/01/09 ...................................    United States      3,700,000              3,700,000
         (q) U.S. Treasury Bills,
                7/02/09 ......................................    United States     69,000,000             68,999,931
                7/09/09 ......................................    United States    100,000,000             99,998,100
                7/16/09 ......................................    United States     97,000,000             96,996,120
                7/23/09 ......................................    United States    100,000,000             99,993,300
                7/30/09 ......................................    United States    100,000,000             99,987,800
                8/06/09 ......................................    United States    125,000,000            124,981,875
                8/13/09 ......................................    United States    125,000,000            124,978,375
         (r)    8/20/09 ......................................    United States    125,000,000            124,974,500
                8/27/09 ......................................    United States    125,000,000            124,972,875
         (r)    9/03/09 ......................................    United States    170,000,000            169,959,200
                9/10/09 ......................................    United States    100,000,000             99,970,000
         (r)    9/17/09 ......................................    United States     50,000,000             49,981,600
                9/24/09 - 12/1709 ............................    United States    160,000,000            159,871,640
                                                                                                     ----------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $1,448,914,834) ........................                                          1,449,365,316
                                                                                                     ----------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
                (COST $4,440,486,386) ........................                                          4,671,421,752
                                                                                                     ----------------


                             26 | Semiannual Report

Mutual Quest Fund

                                                                        COUNTRY           SHARES              VALUE
                                                                    --------------   ----------------   ----------------
         (s) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
                LOANED SECURITIES 0.2%
             MONEY MARKET FUNDS (COST $8,239,656) 0.2%
         (t) Bank of New York Institutional Cash Reserve Fund,
                0.12%............................................    United States      8,239,656       $      8,157,260
                                                                                                        ----------------
             TOTAL INVESTMENTS (COST $4,448,726,042) 103.1%......                                          4,679,579,012
             OPTIONS WRITTEN (0.5)%..............................                                            (20,777,623)
             SECURITIES SOLD SHORT (3.5)%........................                                           (157,419,375)
             OTHER ASSETS, LESS LIABILITIES 0.9%.................                                             40,017,675
                                                                                                        ----------------
             NET ASSETS 100.0%...................................                                       $  4,541,399,689
                                                                                                        ================

                                                                                         CONTRACTS
                                                                                     ----------------
         (u) OPTIONS WRITTEN 0.5%
             CALL OPTIONS 0.5%
             BEVERAGES 0.1%
             Pernod Ricard SA, Sep. 37.73 Calls, 9/18/09 ........       France            380,000       $      4,170,758
                                                                                                        ----------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(i)
             Koninklijke KPN NV, Sep. 10 Calls, 9/18/09 .........    Netherlands        1,500,000                525,975
                                                                                                        ----------------
             FOOD PRODUCTS 0.1%
             Danone, Sep. 32.08 Calls, 9/18/09 ..................       France            450,000              2,512,057
                                                                                                        ----------------
             MULTI-UTILITIES 0.1%
             GDF Suez, Dec. 26 Calls, 12/19/09 ..................       France            485,000              2,270,167
                                                                                                        ----------------
             OIL, GAS & CONSUMABLE FUELS 0.1%
             BP PLC, Sep. 4.40 Calls, 9/18/09 ...................   United Kingdom      3,323,000              2,556,056
             Royal Dutch Shell PLC, Sep. 16 Calls, 9/18/09 ......   United Kingdom      1,000,000              2,875,330
                                                                                                        ----------------
                                                                                                               5,431,386
                                                                                                        ----------------
             TOBACCO 0.1%
             Lorillard Inc., Sep. 60 Calls, 9/19/09 .............    United States          6,744              5,867,280
                                                                                                        ----------------
             TOTAL OPTIONS WRITTEN
                (PREMIUMS RECEIVED $14,727,514)..................                                       $     20,777,623
                                                                                                        ----------------

                                                                                          SHARES
                                                                                     ----------------

         (v) SECURITIES SOLD SHORT 3.5%
             PHARMACEUTICALS 3.5%
             Merck & Co. Inc. ...................................    United States      3,781,728       $    105,737,115
             Pfizer Inc. ........................................    United States      3,445,484             51,682,260
                                                                                                        ----------------
             TOTAL SECURITIES SOLD SHORT (PROCEEDS
                $139,529,566) ...................................                                       $    157,419,375
                                                                                                        ----------------


                             Semiannual Report | 27

Mutual Quest Fund

(a)  Non-income producing.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2009, the aggregate value of these securities was $28,626,011, representing 0.63% of net assets.

(d)  See Note 9 regarding restricted securities.

(e)  See Note 13 regarding other considerations.

(f) A portion or all of the security is held in connection with written option contracts open at period end.

(g)  See Note 12 regarding holdings of 5% voting securities.

(h)  A portion or all of the security is on loan at June 30, 2009. See Note
     1(h).

(i)  Rounds to less than 0.1% of net assets.

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)  The coupon rate shown represents the rate at period end.

(l)  See Note 8 regarding credit risk and defaulted securities.

(m) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2009, the aggregate value of these securities was $42,271,016, representing 0.93% of net assets.

(n)  Income may be received in additional securities and/or cash.

(o)  See Note 1(g) regarding special purpose entities.

(p)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(q)  The security is traded on a discount basis with no stated coupon rate.

(r) Security or a portion of the security has been segregated as collateral for securities sold short, open forward contracts, and open option contracts. At June 30, 2009, the value of securities and/or cash pledged amounted to $251,095,428.

(s)  See Note 1(h) regarding securities on loan.

(t)  The rate shown is the annualized seven-day yield at period end.

(u)  See Note 1(d) regarding written options.

(v)  See Note 1(f) regarding securities sold short.

At June 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                     CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                    COUNTERPARTY   TYPE      QUANTITY         AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                    ------------   ----   --------------   -----------   ----------   ------------   ------------
South Korean Won ........       BANT       Sell   68,103,211,875   $51,874,858     7/08/09     $       --     $ (1,574,639)
South Korean Won ........       BBU        Sell    8,281,250,000     6,250,000     7/08/09             --         (249,380)
South Korean Won ........       BANT        Buy    1,900,000,000     1,487,862     7/08/09          3,316               --
British Pound ...........       SSBT       Sell       30,005,477    45,969,078     7/13/09             --       (3,399,674)
British Pound ...........       BANT       Sell       11,781,205    17,104,922     7/13/09             --       (2,278,985)
British Pound ...........       HSBC       Sell        5,650,000     8,289,904     7/13/09             --       (1,006,181)
British Pound ...........       BBU        Sell          950,000     1,436,828     7/13/09             --         (126,231)
British Pound ...........       SSBT        Buy        1,475,000     2,093,291     7/13/09        333,563               --
British Pound ...........       BANT        Buy          540,000       777,519     7/13/09        110,956               --
British Pound ...........       HSBC        Buy        1,000,000     1,429,000     7/13/09        216,325               --
Euro ....................       BBU        Sell       12,900,000    16,679,700     7/27/09             --       (1,414,143)
Euro ....................       BANT       Sell       13,100,000    17,011,783     7/27/09             --       (1,362,585)
Euro ....................       DBFX       Sell        6,850,000     9,389,172     7/27/09             --         (218,799)
Euro ....................       SSBT       Sell        1,918,234     2,543,751     7/27/09             --         (146,809)
Euro ....................       HSBC       Sell        3,150,000     4,307,780     7/27/09             --         (110,484)
Swiss Franc .............       SSBT       Sell       40,289,320    34,895,535     8/10/09             --       (2,192,830)


                             28 | Semiannual Report

Mutual Quest Fund

                                                                     CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                    COUNTERPARTY   TYPE      QUANTITY         AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                    ------------   ----   --------------   -----------   ----------   ------------   ------------
Swiss Franc .............       HSBC       Sell       30,116,911   $26,007,095     8/10/09     $       --     $ (1,717,050)
Swiss Franc .............       BANT       Sell       31,289,880    27,114,376     8/10/09             --       (1,689,548)
Swiss Franc .............       BBU        Sell          753,324       680,000     8/10/09             --          (13,473)
Swiss Franc .............       BANT        Buy        3,873,744     3,360,000     8/10/09        205,978               --
Swiss Franc .............       SSBT        Buy        6,128,200     5,389,967     8/10/09        251,353               --
Swiss Franc .............       DBFX       Sell        2,036,357     1,890,000     8/10/09         15,430               --
British Pound ...........       BBU        Sell       52,230,309    78,640,825     8/12/09             --       (7,291,124)
Euro ....................       BANT       Sell       32,520,000    42,187,088     8/13/09             --       (3,424,583)
Euro ....................       SSBT       Sell       34,672,788    45,645,522     8/13/09             --       (2,985,590)
Euro ....................       BBU        Sell        8,800,000    11,749,936     8/13/09             --         (592,705)
Norwegian Krone .........       HAND       Sell      562,536,978    86,393,648     8/19/09             --         (937,468)
Norwegian Krone .........       HAND        Buy        7,942,319     1,210,000     8/19/09         23,006               --
Norwegian Krone .........       BBU        Sell       17,242,826     2,680,000     8/19/09          3,136               --
Norwegian Krone .........       DBFX       Sell       25,842,914     4,090,000     8/19/09         78,014               --
Canadian Dollar .........       SSBT       Sell        7,093,247     5,720,361     8/31/09             --         (381,319)
Canadian Dollar .........       BANT       Sell          919,600       735,886     8/31/09             --          (55,163)
Canadian Dollar .........       SSBT        Buy        2,050,000     1,649,816     8/31/09        113,614               --
Euro ....................       SSBT       Sell       29,110,000    37,143,526     8/31/09             --       (3,683,193)
Euro ....................       BANT       Sell        9,625,000    12,988,769     8/31/09             --         (510,275)
Euro ....................       HSBC       Sell        7,540,000    10,165,178     8/31/09             --         (409,658)
Euro ....................       BBU        Sell        5,355,000     7,294,026     8/31/09             --         (216,352)
Euro ....................       DBFX       Sell          640,000       915,552     8/31/09         17,953               --
British Pound ...........       SSBT       Sell       50,500,000    71,223,180     9/10/09             --      (11,856,787)
British Pound ...........       BBU        Sell       29,933,840    44,391,884     9/14/09             --       (4,853,216)
British Pound ...........       BANT       Sell        1,350,000     1,942,893     9/14/09             --         (278,034)
British Pound ...........       SSBT       Sell          840,000     1,248,639     9/14/09             --         (133,271)
British Pound ...........       AESX        Buy        1,920,000     3,128,319     9/14/09         30,333               --
British Pound ...........       SSBT        Buy          401,400       660,046     9/14/09          1,286               --
Euro ....................       BANT       Sell       56,650,000    72,447,821     9/14/09             --       (6,998,116)
Euro ....................       BBU        Sell       55,000,000    74,851,425     9/14/09             --       (2,280,553)
Euro ....................       HSBC       Sell        1,710,000     2,203,848     9/14/09             --         (194,255)
Euro ....................       SSBT       Sell        1,413,394     1,815,830     9/14/09             --         (166,313)
Euro ....................       AESX        Buy        1,410,000     1,941,937     9/14/09         35,447               --
Euro ....................       BANT        Buy        5,640,000     7,775,473     9/14/09        134,061               --
Euro ....................       BBU         Buy        7,050,000     9,711,904     9/14/09        175,013               --
Euro ....................       SSBT        Buy        2,996,792     4,178,398     9/14/09         24,303               --
Swedish Krona ...........       HAND       Sell       61,451,180     7,226,788     9/16/09             --         (735,672)
Swedish Krona ...........       SSBT       Sell        1,600,000       189,870     9/16/09             --          (17,448)
Swedish Krona ...........       BANT       Sell        2,200,000       274,468     9/16/09             --          (10,594)
Swedish Krona ...........       HAND        Buy        4,113,437       520,721     9/16/09         12,272               --
Australian Dollar .......       HSBC       Sell        2,770,516     2,132,302     9/17/09             --          (85,292)
Australian Dollar .......       SSBT       Sell        6,905,351     5,498,792     9/17/09             --          (30,016)
Australian Dollar .......       BANT       Sell        2,563,176     2,026,012     9/17/09             --          (26,616)
Australian Dollar .......       SSBT        Buy           45,800        36,451     9/17/09            208               --
Singapore Dollar ........       SSBT       Sell       12,739,574     8,403,280     9/24/09             --         (386,048)
Singapore Dollar ........       BANT       Sell        4,550,988     3,053,458     9/24/09             --          (86,374)
Singapore Dollar ........       HSBC       Sell        2,453,899     1,665,569     9/24/09             --          (27,433)
Singapore Dollar ........       SSBT        Buy        1,152,162       786,030     9/24/09          8,874               --


                             Semiannual Report | 29

Mutual Quest Fund

                                                                    CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                    COUNTERPARTY   TYPE      QUANTITY        AMOUNT         DATE      APPRECIATION   DEPRECIATION
--------                    ------------   ----   --------------   -----------   ----------   ------------   ------------
Singapore Dollar ........       BBU        Sell        1,293,975   $   900,000     9/24/09     $    7,257    $         --
Euro ....................       BBU        Sell       50,000,000    68,036,000    10/13/09             --      (2,078,060)
Japanese Yen ............       SSBT       Sell    1,712,776,837    17,335,798    10/20/09             --        (465,318)
Japanese Yen ............       BBU        Sell       77,036,060       790,000    10/20/09             --         (10,646)
Japanese Yen ............       HSBC       Sell      146,515,640     1,520,000    10/20/09             --          (2,756)
Japanese Yen ............       SSBT        Buy       66,000,000       670,432    10/20/09         15,515              --
Japanese Yen ............       BANT        Buy       38,138,100       385,000    10/20/09         11,374              --
Japanese Yen ............       BANT       Sell       34,870,275       365,000    10/20/09          2,589              --
Japanese Yen ............       DBFX       Sell       73,893,300       780,000    10/20/09         12,017              --
Japanese Yen ............       AESX       Sell      150,628,051     1,570,000    10/20/09          4,503              --
Danish Krone ............       HAND       Sell       71,494,015    12,446,323    10/23/09             --        (996,132)
Danish Krone ............       BANT       Sell       12,991,765     2,300,299    10/23/09             --        (142,440)
Danish Krone ............       BBU        Sell        5,751,760     1,050,000    10/23/09             --         (31,458)
Danish Krone ............       BBU         Buy        1,745,370       330,000    10/23/09             --          (1,832)
Danish Krone ............       HAND        Buy        6,830,314     1,198,360    10/23/09         85,890              --
Euro ....................       BANT       Sell       30,243,156    38,953,184    11/13/09             --      (3,454,979)
Euro ....................       SSBT       Sell       58,125,630    78,670,033    11/13/09             --      (2,836,053)
Euro ....................       HSBC       Sell        3,270,000     4,367,591    11/13/09             --        (217,734)
Euro ....................       BBU        Sell       52,000,000    72,259,200    11/30/09             --        (656,107)
Euro ....................       BONY       Sell       12,394,994    17,205,491    11/30/09             --        (174,985)
                                                                                                ---------    ------------
   Unrealized appreciation (depreciation) .................................................     1,933,586     (77,222,779)
                                                                                                ---------    ------------
      Net unrealized appreciation (depreciation) ..........................................                  $(75,289,193)
                                                                                                             ============

See Abbreviations on page 51.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Mutual Quest Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..................................   $4,341,290,665
      Cost - Non-controlled affiliated issuers (Note 12) ...........      107,435,377
                                                                       --------------
      Total cost of investments ....................................   $4,448,726,042
                                                                       ==============
      Value - Unaffiliated issuers .................................   $4,607,267,139
      Value - Non-controlled affiliated issuers (Note 12) ..........       72,311,873
                                                                       --------------
      Total value of investments (includes securities loaned in the
         amount of $7,796,380) .....................................    4,679,579,012
   Cash ............................................................        2,240,879
   Cash on deposit with brokers ....................................      156,901,939
   Foreign currency, at value (cost $9,970,400) ....................        9,969,067
   Receivables:
      Investment securities sold ...................................        4,978,993
      Capital shares sold ..........................................        3,275,126
      Dividends and interest .......................................        6,130,459
   Unrealized appreciation on forward exchange contracts ...........        1,933,586
   Other assets ....................................................            6,083
                                                                       --------------
         Total assets ..............................................    4,865,015,144
                                                                       --------------
Liabilities:
   Payables:
      Investment securities purchased ..............................       50,666,154
      Capital shares redeemed ......................................        4,473,228
      Affiliates ...................................................        3,877,104
   Options written, at value (premiums received $14,727,514) .......       20,777,623
   Securities sold short, at value (proceeds $139,529,566) .........      157,419,375
   Payable upon return of securities loaned ........................        8,239,656
   Unrealized depreciation on forward exchange contracts ...........       77,222,779
   Accrued expenses and other liabilities ..........................          939,536
                                                                       --------------
         Total liabilities .........................................      323,615,455
                                                                       --------------
            Net assets, at value ...................................   $4,541,399,689
                                                                       ==============
Net assets consist of:
   Paid-in capital .................................................   $4,387,452,564
   Undistributed net investment income .............................       25,427,108
   Net unrealized appreciation (depreciation) ......................      131,623,864
   Accumulated net realized gain (loss) ............................       (3,103,847)
                                                                       --------------
            Net assets, at value ...................................   $4,541,399,689
                                                                       ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Mutual Quest Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

CLASS Z:
   Net assets, at value ...................................................   $3,191,339,544
                                                                              --------------
   Shares outstanding .....................................................      207,535,592
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $        15.38
                                                                              --------------
CLASS A:
   Net assets, at value ...................................................   $  961,625,213
                                                                              --------------
   Shares outstanding .....................................................       63,027,709
                                                                              --------------
   Net asset value per share(a) ...........................................   $        15.26
                                                                              --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $        16.19
                                                                              --------------
CLASS B:
   Net assets, at value ...................................................   $   37,504,673
                                                                              --------------
   Shares outstanding .....................................................        2,519,940
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        14.88
                                                                              --------------
CLASS C:
   Net assets, at value ...................................................   $  350,925,048
                                                                              --------------
   Shares outstanding .....................................................       23,273,898
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        15.08
                                                                              --------------
CLASS R:
   Net assets, at value ...................................................   $        5,211
                                                                              --------------
   Shares outstanding .....................................................              342
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $        15.24
                                                                              --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Mutual Quest Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $4,233,073) ...................................   $ 54,064,783
   Interest:
      Unaffiliated issuers ...........................................................     10,670,163
      Reserve for uncollectible interest (Note 8) ....................................    (15,465,651)
      Non-controlled affiliated issuers (Note 12) ....................................         85,266
   Income from securities loaned .....................................................         61,412
                                                                                         ------------
         Total investment income .....................................................     49,415,973
                                                                                         ------------
Expenses:
   Management fees (Note 3a) .........................................................     12,799,644
   Administrative fees (Note 3b) .....................................................      1,633,706
   Distribution fees: (Note 3c)
      Class A ........................................................................      1,375,198
      Class B ........................................................................        190,137
      Class C ........................................................................      1,646,273
      Class R ........................................................................              4
   Transfer agent fees (Note 3e) .....................................................      2,012,414
   Custodian fees (Note 4) ...........................................................        244,891
   Reports to shareholders ...........................................................        141,590
   Registration and filing fees ......................................................         98,766
   Professional fees .................................................................        343,272
   Trustees' fees and expenses .......................................................         92,433
   Dividends on securities sold short ................................................      2,032,781
   Other .............................................................................        138,539
                                                                                         ------------
         Total expenses ..............................................................     22,749,648
         Expense reductions (Note 4) .................................................       (107,668)
                                                                                         ------------
            Net expenses .............................................................     22,641,980
                                                                                         ------------
               Net investment income .................................................     26,773,993
                                                                                         ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ........................................................    (17,345,203)
         Non-controlled affiliated issuers (Note 12) .................................       (343,994)
      Written options ................................................................     10,441,194
      Foreign currency transactions ..................................................     50,747,603
      Securities sold short ..........................................................     (2,624,010)
                                                                                         ------------
            Net realized gain (loss) .................................................     40,875,590
                                                                                         ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    249,935,340
      Translation of other assets and liabilities denominated in foreign currencies ..    (91,880,811)
                                                                                         ------------
            Net change in unrealized appreciation (depreciation) .....................    158,054,529
                                                                                         ------------
Net realized and unrealized gain (loss) ..............................................    198,930,119
                                                                                         ------------
Net increase (decrease) in net assets resulting from operations ......................   $225,704,112
                                                                                         ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Mutual Quest Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED
                                                                                      JUNE 30, 2009        YEAR ENDED
                                                                                       (UNAUDITED)     DECEMBER 31, 2008
                                                                                    ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................................    $   26,773,993    $    98,408,076
      Net realized gain (loss) from investments, written options,
         securities sold short and foreign currency transactions ................        40,875,590        325,690,431
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies .....................................................       158,054,529     (1,971,227,628)
                                                                                     --------------    ---------------
            Net increase (decrease) in net assets resulting from operations .....       225,704,112     (1,547,129,121)
                                                                                     --------------    ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ................................................................                --        (61,395,078)
         Class A ................................................................                --        (14,205,288)
         Class B ................................................................                --           (308,286)
         Class C ................................................................                --         (2,613,022)
      Net realized gains:
         Class Z ................................................................                --       (269,629,983)
         Class A ................................................................                --        (76,838,699)
         Class B ................................................................                --         (3,820,054)
         Class C ................................................................                --        (30,141,995)
                                                                                     --------------    ---------------
   Total distributions to shareholders ..........................................                --       (458,952,405)
                                                                                     --------------    ---------------
   Capital share transactions: (Note 2)
         Class Z ................................................................       (41,488,198)        70,935,652
         Class A ................................................................        30,925,009         (1,449,463)
         Class B ................................................................        (5,836,337)        (7,916,883)
         Class C ................................................................        (2,453,444)        (8,518,953)
         Class R ................................................................             5,000                 --
                                                                                     --------------    ---------------
   Total capital share transactions .............................................       (18,847,970)        53,050,353
                                                                                     --------------    ---------------
   Redemption fees ..............................................................                --             15,547
                                                                                     --------------    ---------------
            Net increase (decrease) in net assets ...............................       206,856,142     (1,953,015,626)
Net assets:
   Beginning of period ..........................................................     4,334,543,547      6,287,559,173
                                                                                     --------------    ---------------
   End of period ................................................................    $4,541,399,689    $ 4,334,543,547
                                                                                     --------------    ---------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period ................................................................    $   25,427,108    $    (1,346,885)
                                                                                     ==============    ===============

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Mutual Quest Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective May 1, 2009, the Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2009, the Mutual Qualified Fund was renamed the Mutual Quest Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment


                             Semiannual Report | 35

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although


                             36 | Semiannual Report

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS (CONTINUED)

the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counter-party to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund purchases or writes option contracts in order to manage equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.


                             Semiannual Report | 37

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the coun-terparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SPECIAL PURPOSE ENTITIES

At June 30, 2009, the Fund contributed an additional $11,392,484 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.

H. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.


                             38 | Semiannual Report

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I.INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 39

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L.REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               SIX MONTHS ENDED                   YEAR ENDED
                                                 JUNE 30, 2009                 DECEMBER 31, 2008
                                         ----------------------------    ----------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                         -----------    -------------    -----------    -------------
CLASS Z SHARES:
   Shares sold .......................     7,479,704    $ 108,540,761     11,122,574    $ 209,614,477
   Shares issued in reinvestment of
      distributions ..................            --               --     21,179,571      311,672,139
   Shares redeemed ...................   (10,419,479)    (150,028,959)   (24,315,473)    (450,350,964)
                                         -----------    -------------    -----------    -------------
   Net increase (decrease) ...........    (2,939,775)   $ (41,488,198)     7,986,672    $  70,935,652
                                         ===========    =============    ===========    =============
CLASS A SHARES:
   Shares sold .......................    12,142,234    $ 175,494,128     18,274,974    $ 333,446,293
   Shares issued in reinvestment of
      distributions ..................            --               --      5,851,226       85,559,773
   Shares redeemed ...................   (10,074,005)    (144,569,119)   (22,653,674)    (420,455,529)
                                         -----------    -------------    -----------    -------------
   Net increase (decrease) ...........     2,068,229    $  30,925,009      1,472,526    $  (1,449,463)
                                         ===========    =============    ===========    =============
CLASS B SHARES:
   Shares sold .......................        89,944    $   1,266,921        186,946    $   3,373,974
   Shares issued in reinvestment of
      distributions ..................            --               --        267,986        3,835,934
   Shares redeemed ...................      (508,288)      (7,103,258)      (825,352)     (15,126,791)
                                         -----------    -------------    -----------    -------------
   Net increase (decrease) ...........      (418,344)   $  (5,836,337)      (370,420)   $  (7,916,883)
                                         ===========    =============    ===========    =============


                             40 | Semiannual Report

Mutual Quest Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              SIX MONTHS ENDED                  YEAR ENDED
                                              JUNE 30, 2009(a)              DECEMBER 31, 2008
                                         --------------------------    ---------------------------
                                           SHARES         AMOUNT         SHARES          AMOUNT
                                         ----------    ------------    ----------    -------------
CLASS C SHARES:
   Shares sold .......................    2,534,564    $ 36,149,745     4,076,156    $  73,178,814
   Shares issued in reinvestment of
      distributions ..................           --              --     2,049,328       29,714,490
   Shares redeemed ...................   (2,737,663)    (38,603,189)   (6,127,082)    (111,412,257)
                                         ----------    ------------    ----------    -------------
   Net increase (decrease) ...........     (203,099)   $ (2,453,444)       (1,598)   $  (8,518,953)
                                         ==========    ============    ==========    =============
CLASS R SHARES:
   Shares sold .......................          342    $      5,000
                                         ----------    ------------
   Net increase (decrease) ...........          342    $      5,000
                                         ==========    ============

(a)  For the period May 1, 2009 (effective date) to June 30, 2009 for Class R.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ------------------------------------------------
       0.600%         Up to and including $5 billion
       0.570%         Over $5 billion, up to and including $7 billion
       0.550%         Over $7 billion, up to and including $10 billion
       0.540%         In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.


                             Semiannual Report | 41

Mutual Quest Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .......   0.35%
Class B .......   1.00%
Class C .......   1.00%
Class R .......   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................   $351,510
Contingent deferred sales charges retained .........   $ 22,443

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $2,012,414, of which $1,561,077 was retained by Investor Services.


                             42 | Semiannual Report

Mutual Quest Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement.

Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2009, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

(a) Projected benefit obligation at June 30, 2009 ..............   $162,252
(b) Increase in projected benefit obligation ...................   $  7,418
    Benefit payments made to retired trustees ..................   $  3,551

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $22,557,980 and $4,033,228, respectively.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .....................................   $4,466,974,592
                                                            ==============
Unrealized appreciation .................................   $  669,703,230
Unrealized depreciation .................................     (457,098,810)
                                                            --------------
Net unrealized appreciation (depreciation) ..............   $  212,604,420
                                                            ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.


                             Semiannual Report | 43

Mutual Quest Fund

6. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2009, aggregated $990,423,899 and $333,407,314, respectively.

Transactions in options written during the period ended June 30, 2009, were as follows:

                                              NUMBER OF     PREMIUMS
                                              CONTRACTS     RECEIVED
                                              ---------   ------------
Options outstanding at December 31, 2008 ..      13,858   $  8,642,578
Options written ...........................   7,146,052     16,526,130
Options expired ...........................     (15,166)   (10,441,194)
Options exercised .........................          --             --
Options closed ............................          --             --
                                              ---------   ------------
Options outstanding at June 30, 2009 ......   7,144,744   $ 14,727,514
                                              =========   ============

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing and recognizes a reserve for uncollectible interest.

At June 30, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $19,576,245, representing 0.43% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these


                             44 | Semiannual Report

Mutual Quest Fund

9. RESTRICTED SECURITIES (CONTINUED)

securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                      ACQUISITION
   CONTRACTS                            ISSUER                           DATES              COST         VALUE
-----------------       ----------------------------------------   ------------------   -----------   -----------
       402,522          AboveNet Inc. ..........................   10/02/01 - 8/08/08   $21,201,790   $32,596,232
           510          AboveNet Inc., stock grant,
                           grant price $20.95, expiration date
                           9/09/13 .............................   4/17/06 - 9/08/06             --        30,615
        16,099          AboveNet Inc., wts., 9/08/10 ...........   10/02/01 - 9/07/07     1,681,196       925,692
     7,519,799          Cerberus CG Investor I LLC .............   7/26/07 - 6/17/08      7,494,044     1,428,762
     6,600,000          Cerberus CG Investor I LLC, 12.00%,
                           7/31/14 .............................        7/26/07           6,600,000     1,254,000
     7,519,799          Cerberus CG Investor II LLC ............   7/26/07 - 6/17/08      7,494,044     1,428,762
     6,600,000          Cerberus CG Investor II LLC, 12.00%,
                           7/31/14 .............................        7/26/07           6,600,000     1,254,000
     3,759,899          Cerberus CG Investor III LLC ...........   7/26/07 - 6/17/08      3,747,022       714,381
     3,300,000          Cerberus CG Investor III LLC, 12.00%,
                           7/31/14 .............................        7/26/07           3,300,000       627,000
    16,133,491          Cerberus FIM Investors Holdco LLC ......   11/20/06 - 6/02/09    16,133,491     1,174,518
    47,747,515          Cerberus FIM Investors Holdco LLC,
                           12.00%, 11/22/13 ....................        11/21/06         47,747,515     3,473,679
     1,008,199      (a) DecisionOne Corp. ......................   3/12/99 - 7/18/00        700,978     1,663,529
     1,324,103      (a) DecisionOne Corp., senior secured note,
                           15.00%, 11/30/13 ....................        6/01/09           1,324,103     1,478,361
       553,576      (a) DecisionOne Corp., wts., 6/08/17 .......        7/09/07                  --            --
        27,946          Elephant Capital Holdings Ltd ..........   8/29/03 - 3/10/08      3,250,275            --
       659,105          First Chicago Bancorp ..................        11/16/06          9,227,470     1,662,343
       180,986          IACNA Investor LLC .....................   7/24/08 - 8/08/08        185,348         1,810
     2,814,856          Imagine Group Holdings Ltd. ............        8/31/04          28,828,348    25,642,494
     2,363,058          International Automotive Components
                           Group Brazil LLC ....................   4/13/06 - 12/26/08     1,585,194     2,115,978
       307,801          International Automotive Components
                           Group Japan LLC .....................   9/26/06 - 3/27/07      2,672,236       851,468
     8,425,843      (b) International Automotive Components
                           Group LLC ...........................   1/12/06 - 10/16/06     8,428,025     1,911,824
     1,560,200          International Automotive Components
                           Group NA LLC, 9.00%, 4/01/17 ........        3/30/07           1,583,603       707,914
     5,182,488          International Automotive Components
                           Group NA LLC, A .....................   3/30/07 - 10/10/07     5,130,079       197,453


                             Semiannual Report | 45

Mutual Quest Fund

9. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                               ACQUISITION
    CONTRACTS       ISSUER                                                        DATES             COST         VALUE
-----------------   ----------------------------------------------------   ------------------   -----------   ------------
         4,285      Motor Coach Industries International
                       Inc. ............................................         4/17/09        $ 4,933,364   $  5,572,642
        30,746      Motor Coach Industries International
                       Inc., pfd. ......................................         4/17/09         30,746,000     30,746,000
       129,974      NCB Warrant Holdings Ltd., A .......................   12/16/05 - 3/10/08     1,368,433             --
        97,300      Olympus Re Holdings Ltd. ...........................        12/19/01          9,409,076        212,639
    18,093,040      Pontus I LLC, junior note, 144A, FRN,
                       4.856%, 7/24/09 .................................    1/22/08 - 2/25/08    25,175,604     17,361,233
     2,869,673      Pontus II Trust, junior profit-participating
                       note, 144A, FRN, 7.66%, 6/25/09 .................         2/29/08          7,179,593      4,999,203
        92,938      PTV Inc., 10.00%, pfd., A ..........................   12/07/01 - 3/06/02        58,551         22,305
     3,434,760      Symetra Financial ..................................         7/27/04         39,480,000     50,353,582
                                                                                                              ------------
                    TOTAL RESTRICTED SECURITIES (4.19% of Net Assets) ..                                      $190,408,419
                                                                                                              ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $259,589 as of June 30, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $1,027,724 as of June 30, 2009.

10. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At June 30, 2009, the Fund had aggregate unfunded capital commitments of $3,352,629, for which no depreciation has been recognized.

11. OTHER DERIVATIVE INFORMATION

At June 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS              ASSET DERIVATIVES                        LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ---------------------------------------   ----------------------------------------
UNDER FASB STATEMENT     STATEMENT OF ASSETS AND    FAIR VALUE     STATEMENT OF ASSETS AND     FAIR VALUE
      NO. 133             LIABILITIES LOCATION        AMOUNT        LIABILITIES LOCATION         AMOUNT
--------------------   --------------------------   ----------   --------------------------   -----------
Foreign exchange
   contracts .......   Unrealized appreciation on                Unrealized depreciation on
                       forward exchange contracts   $1,933,586   forward exchange contracts   $77,222,779
Equity contracts ...   Investments, at value            30,615   Options written, at value     20,777,623


                             46 | Semiannual Report

Mutual Quest Fund

11. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended June 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                   UNREALIZED
                                                                                  APPRECIATION
DERIVATIVE CONTRACTS                                            REALIZED GAIN    (DEPRECIATION)      AVERAGE
NOT ACCOUNTED FOR AS                                            (LOSS) FOR THE       FOR THE          AMOUNT
HEDGING INSTRUMENTS                                              PERIOD ENDED     PERIOD ENDED     OUTSTANDING
UNDER FASB STATEMENT                STATEMENT OF                   JUNE 30,         JUNE 30,        DURING THE
       NO. 133                  OPERATIONS LOCATIONS                 2009             2009          PERIOD(a)
--------------------   --------------------------------------   --------------   -------------    -------------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign
                       currencies                                 $50,883,665     $(91,929,783)   1,212,567,668
Equity contracts ...   Net realized gain (loss) from written
                       options / Net change in unrealized
                       appreciation (depreciation) on
                       investments                                 10,441,194       (4,743,628)       3,401,374

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2009, were as shown below.

                                       NUMBER OF
                                    SHARES/WARRANTS/                             NUMBER OF
                                       PRINCIPAL                             SHARES/WARRANTS/                           REALIZED
                                      AMOUNT HELD                            PRINCIPAL AMOUNT    VALUE AT                CAPITAL
                                     AT BEGINNING       GROSS       GROSS       HELD AT END       END OF    INVESTMENT     GAIN
         NAME OF ISSUER                OF PERIOD      ADDITIONS  REDUCTIONS      OF PERIOD        PERIOD      INCOME      (LOSS)
---------------------------------  ----------------   ---------  ----------  ----------------  -----------  ----------  ---------
NON-CONTROLLED AFFILIATES
DecisionOne Corp. ...............      1,008,199             --          --      1,008,199     $ 1,663,529   $    --    $     --
DecisionOne Corp., 12.00%,
   4/15/10 ......................      1,297,728         26,375   1,324,103             --              --    78,262     (343,994)
DecisionOne Corp., senior
   secured note,
   15.00%, 11/30/13 .............             --      1,324,103          --      1,324,103       1,478,361        --           --
DecisionOne Corp., Term Loan
   B, 15.00%, 8/29/13 ...........        232,502             --          --        232,502         259,589     7,004           --
DecisionOne Corp., wts.,
   6/08/17 ......................        553,576             --          --        553,576              --        --           --
Elephant Capital Holdings Ltd. ..         27,946             --          --         27,946              --        --           --
First Chicago Bancorp ...........        659,105             --          --        659,105       1,662,343        --           --
Imagine Group Holdings Ltd. .....      2,814,856             --          --      2,814,856      25,642,494        --           --
Imperial Capital Bancorp Inc. ...        445,796             --          --        445,796         160,487        --           --
Motor Coach Industries
   International Inc. ...........             --          4,285          --          4,285       5,572,642        --           --
Motor Coach Industries
   International Inc.,
   pfd. .........................             --         30,746          --         30,746      30,746,000        --           --
White River Capital Inc. ........        549,751             --          --        549,751       5,126,428        --           --
                                                                                               -----------  ----------  ---------
   TOTAL AFFILIATED SECURITIES
      (1.59% of Net Assets) .....                                                              $72,311,873   $ 85,266   $(343,994)
                                                                                               ===========  ==========  =========


                             Semiannual Report | 47

Mutual Quest Fund

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of bondholders' steering committees, official creditors' committees, or directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

14. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $13,435 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.


                             48 | Semiannual Report

Mutual Quest Fund

15. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                         LEVEL 1         LEVEL 2        LEVEL 3          TOTAL
                                     --------------   ------------   ------------    --------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Airlines ................   $    5,564,157   $     17,786   $         --    $    5,581,943
         Auto Components .........               --             --      5,090,707         5,090,707
         Chemicals ...............        6,820,574             --      3,022,299         9,842,873
         Commercial Banks ........       70,798,293             --      1,662,343        72,460,636
         Commercial Services &
            Supplies .............        7,861,229             --             --(b)      7,861,229
         Computers &
            Peripherals ..........       55,087,574             --      1,663,529        56,751,103
         Consumer Finance ........        5,126,428             --      4,746,423         9,872,851
         Diversified Financial
            Services .............       28,370,356             --             --(b)     28,370,356
         Diversified
            Telecommunication
            Services .............       64,943,573        947,997             --(b)     65,891,570
         Insurance ...............      229,051,055             --     76,208,715       305,259,770
         Machinery ...............       93,043,431             --     36,318,642       129,362,073
         Media ...................       18,510,162      1,887,271             --(b)     20,397,433
         Multi-Utilities .........       18,740,259             --             --(b)     18,740,259
         Real Estate Management &
            Development ..........       46,670,118             --     23,893,158        70,563,276
         All other Equity
            Investments(c) .......    2,257,171,242             --             --     2,257,171,242
      Corporate Bonds & Notes ....               --    113,725,893     32,853,570       146,579,463
      Corporate Bonds & Notes in
         Reorganization ..........               --     12,259,452            200        12,259,652
      Short Term Investments .....    1,445,665,316     11,857,260             --     1,457,522,576
                                     --------------   ------------   ------------    --------------
      Total Investments in
         Securities ..............   $4,353,423,767   $140,695,659   $185,459,586    $4,679,579,012
                                     ==============   ============   ============    ==============
   Forward Exchange Contracts ....   $           --   $  1,933,586   $         --    $    1,933,586


                             Semiannual Report | 49

Mutual Quest Fund

15. FAIR VALUE MEASUREMENTS (CONTINUED)

                                      LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                   ------------   -----------   -------   ------------
LIABILITIES:
   Options Written .............   $ 16,606,865   $ 4,170,758     $--     $ 20,777,623
   Securities Sold Short .......    157,419,375            --      --      157,419,375
   Forward Exchange Contracts ..             --    77,222,779      --       77,222,779

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                                                                      IN UNREALIZED
                                                                                                                       APPRECIATION
                                                             NET CHANGE                                               (DEPRECIATION)
                                                                 IN                                                    ATTRIBUTABLE
                                                  NET        UNREALIZED        NET        TRANSFER                      TO ASSETS
                                 BEGINNING     REALIZED     APPRECIATION    PURCHASES    IN (OUT) OF     ENDING         STILL HELD
                                  BALANCE     GAIN (LOSS)  (DEPRECIATION)    (SALES)      LEVEL 3       BALANCE        AT PERIOD END
                               ------------  ------------  --------------  -----------  ------------  ------------    --------------
ASSETS
   Investment in Securities:
      Equity Investments:(a)
         Auto Components ....  $  4,503,678  $         --   $    594,718   $    (7,689) $         --  $  5,090,707     $    594,718
         Chemicals ..........     3,022,299            --             --            --            --     3,022,299               --
         Commercial Banks ...     4,998,809            --     (3,336,466)           --            --     1,662,343       (3,336,466)
         Commercial Services
            & Supplies ......            --            --             --            --            --            --(b)            --
         Computers &
            Peripherals .....            --            --      1,663,528            --            --     1,663,528        1,663,528
         Consumer Finance ...     7,131,508            --     (2,535,190)      150,105            --     4,746,423       (2,535,190)
         Diversified
            Financial
            Services ........            --            --             --            --            --            --(b)            --
         Diversified
            Telecommunication
            Services ........    20,191,644            --     12,050,247            --   (32,241,891)           --(b)            --
         Food Products ......         9,578            --         (1,861)           --        (7,717)           --               --
         Health Care
            Providers &
            Services ........    18,010,662            --        857,650            --   (18,868,312)           --               --
         Insurance ..........    68,930,052            --      7,278,663            --            --    76,208,715        7,278,663
         Machinery ..........            --            --        639,279    35,679,364            --    36,318,643          639,279
         Media ..............            --            --             --            --            --            --(b)            --
         Multi-Utilities ....            --            --             --            --            --            --(b)            --
         Real Estate
            Management
            & Development ...    31,986,351            --     (8,093,193)           --            --    23,893,158       (8,093,193)
      Corporate Bonds &
         Notes ..............    37,812,784      (343,994)    (1,446,737)   (3,168,483)           --    32,853,570       (1,790,731)
      Corporate Bonds & Notes
         in Reorganization ..       710,485   (21,084,385)    25,307,464    (4,933,364)           --           200               --
                               ------------  ------------   ------------   -----------  ------------  ------------     ------------
      Total .................  $197,307,850  $(21,428,379   $ 32,978,102   $27,719,933  $(51,117,920) $ 185,459,58     $ (5,579,392)
                               ============  ============   ============   ===========  ============  ============     ============

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.


                             50 | Semiannual Report

Mutual Quest Fund

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 17, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

EUR  - Euro
GBP  - British Pound

SELECTED PORTFOLIO

ADR  -  American Depository Receipt
FHLB -  Federal Home Loan Bank
FRN  -  Floating Rate Note
PIK  -  Payment-In-Kind

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
BONY - The Bank of New York Mellon
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.


                             Semiannual Report | 51

Mutual Quest Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including the independent trustees, in 2009, unanimously approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. Such material also addressed some of the actions taken by management in responding to turmoil in the markets in the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. While noting some limitations of the Lipper Section 15(c) Report (as more fully discussed below under "Comparative Expenses and Management Profitability"), they concluded that the report continues to be a reliable resource in the performance of their duties.


                             52 | Semiannual Report

Mutual Quest Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the overall performance and actions taken by the investment manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced in the last year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Resources, Inc., to provide a source of cash for temporary and emergency purposes or to meet unexpected redemption requests as well as the strong financial position of Franklin Resources, Inc., the investment manager's parent company, and its commitment to the mutual fund business. The trustees also noted that during the past year Franklin Resources, Inc., like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the trustees discussed with management the nature of such reductions and the steps taken to minimize any negative impact on the nature and quality of the services being provided to the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and


                             Semiannual Report | 53

Mutual Quest Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager's incentive-based compensation is paid in shares of predesignated funds from the portfolio manager's fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2008. They considered the history of successful performance of the Fund relative


                             54 | Semiannual Report

Mutual Quest Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance and the management of the Fund through the market turmoil and financial crisis. In these meetings, the trustees discussed the losses experienced by the Fund over the past year and the reasons therefor. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. Consistent with the market sell-off that occurred during the past year, the Fund and all of the comparable funds chosen by Lipper experienced losses during such period. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2008, and had annualized total returns for the three- and five-year periods in the best performing quintiles. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2008, was in the best performing quintile and exceeded 6%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2008. The trustees concluded that, while the Fund's losses over the past year were disappointing, the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff.


                             Semiannual Report | 55

Mutual Quest Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second least expensive quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2008, the most recent fiscal year end of Franklin Resources, Inc. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking into account in assessing the significance of the Profitability Study, the Board recognized the Profitability Study was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability study covering Franklin Resources, Inc.'s 2009 fiscal year period. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.


                             56 | Semiannual Report

Mutual Quest Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints have been instituted as part of the Fund's investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor


                             Semiannual Report | 57

Mutual Quest Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             58 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government
Securities Fund(3)
Franklin Floating Rate
Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUEST FUND
(FORMERLY, MUTUAL QUALIFIED FUND)

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 S2009 08/09


JUNE 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

                                    (GRAPHIC)

                                                                           VALUE

                               MUTUAL BEACON FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................    1
SEMIANNUAL REPORT
Mutual Beacon Fund .......................................    4
Performance Summary ......................................   11
Your Fund's Expenses .....................................   14
Financial Highlights and Statement of Investments ........   16
Financial Statements .....................................   30
Notes to Financial Statements ............................   34
Shareholder Information ..................................   52

Shareholder Letter

Dear Mutual Beacon Fund Shareholder:

Financial markets reached historical extremes in the first half of 2009. In the U.S. and globally, the economy slowed dramatically in the fourth quarter of 2008 and continued its slide into this year. During the period, the U.S. unemployment rate rose to its highest level in 25 years, housing prices continued their precipitous declines and 30-year U.S. Treasury yields plummeted to a 30-year low of around 2.5%, reflecting great skepticism about the prospects for economic recovery. Each week seemed to bring an addition to the alphabet soup of government programs -- TARP, TALF, PPIP -- designed to stimulate lending and stabilize the financial system. Although there were no repeats of the bankruptcies or government takeovers of financial services companies on the scale of Bear Stearns, Lehman Brothers, AIG or Fannie Mae, the specter of major bank nationalization was all too real, as was the possibility of a further serious and potentially calamitous blow to the system. Investors correctly understood that banks and other large financial players needed substantial amounts of additional capital to survive -- the question was at what price and whether further government control would be necessary.

Given that the global economy's financial underpinnings weakened considerably but did not completely implode, investor sentiment switched from panic to relief during the first six months of the year. The low in early March for the Standard & Poor's 500 Index -- down 26% from 2008 year-end and 57% from its peak in October 2007 -- was followed by a 42% rebound to its recent, second-quarter high on June 11.(1) The 57% drop was the third worst since 1900.(1) At the same time, yields on 30-year Treasuries shot up to 4.8% in June,

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The index is one of the most widely used benchmarks of U.S. equity performance.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
resulting in their worst six-month performance in over 16 years. European equity markets were similarly volatile although they did not experience as significant a rebound since most investors believed that the recovery in Europe would be slower than in the U.S.

Trying to analyze the origin of investment bubbles, what prompts their demise and what ultimately causes markets to rebound when pessimism reigns supreme is a fascinating exercise but probably more art than science. Confidence plays an enormous role in the stability of our financial system, and the mere fact that the system did not collapse in March of this year set the stage for a huge rebound. More substantively, the results of the government "stress test" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. The self-reinforcing nature of raising capital lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive spreads. Additionally, the bankruptcies of General Motors and Chrysler, although particularly painful for dealers, suppliers and those directly dependent on the auto industry, were absorbed without triggering further systemic risk. Investors began to grasp the "green shoots" as aggressively as they had looked for protection in a proverbial bunker a month or two before.

Last year was especially disappointing for us at Franklin Mutual Advisers because we did not achieve our objective of preserving capital: our investors experienced significant losses in their portfolios. The good news so far this year is that Mutual Beacon Fund is back in positive territory through June 30, although not nearly enough to offset last year's losses. We began the year in a fairly defensive posture and with a relatively high cash balance, as we chose over the course of 2008 to trim or exit some investments where we perceived the level of risk to be increasing. Nevertheless, the heightened fear in the marketplace began to open up attractive investment opportunities, and we selectively invested in a diverse group of undervalued equities, attractive merger arbitrage situations, and distressed debt opportunities. Consistent with the expectations outlined in our 2008 year-end letter, we added to companies in economically defensive industries, with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, including companies in the consumer staples sector and the health care sector. We also anticipated purchases in some economically sensitive industries, and likewise increased our investments in some energy companies where we believe we found good value.

Late in 2008 and early in 2009, we began to find opportunities in senior secured corporate loans trading at levels we perceived reflected mispriced risk. These are exactly the types of opportunities that we patiently wait for and that we had not seen since the last big credit default cycle of 2001-2003, which included the frauds at Enron, Tyco and WorldCom. On the bankruptcy front


                      2 | Not part of the semiannual report
recently, although the absolute number of bankruptcies increased, not many met the "good company, bad balance sheet" model we like, although we expect more of these as "covenant lite," highly leveraged balance sheets eventually reach a tipping point.

On the merger and acquisition front, the market for corporate control collapsed in 2008 and early 2009 alongside the equity markets, as corporate boards suffered from the same uncertainty, risk aversion and credit unavailability as other investors. Managements had little visibility regarding their own near-term business prospects and minimal appetite to do anything other than hunker down. However, a few large health care deals did emerge as those acquirers took advantage of their relatively stable cash flows and strong balance sheets to pursue a needed rationalization of the industry. The good news here is that we believe the potential returns for these deals are as attractive as we have seen in many years, perhaps reflecting the memories of broken deals of 2008 and fewer players looking to invest in such situations. We expect an increase in mergers and acquisitions during the rest of 2009 as industry leaders consider further consolidation in a slow growth environment at prices that are still well below their peaks of 2007.

While substantial uncertainties remain -- near-term ones such as the pace of economic recovery and longer term ones such as the ability of the U.S. to manage its enormous structural deficits and the fate of the U.S. dollar as the world's reserve currency -- we believe we are back in a "stock picker's" environment and that is where we like to be. Macroeconomic developments do matter, but not to the exclusion of company specifics, as seemed to be the case for much of 2008 and the first part of this year. That is why we are particularly excited at this point of the cycle and hope that you share our enthusiasm as well. We appreciate your trust and support over the past 18 months and look forward to better investing times ahead.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and
Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Mutual Beacon Fund's semiannual report for the period ended June 30, 2009.

PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z delivered a +6.84% cumulative total return for the six months ended June 30, 2009. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +3.16% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended June 30, 2009, the U.S. economy and stock markets seemed to stabilize after signs appeared that the recession's severity had eased. Strains on the banking system and credit markets that surfaced in 2008 improved in 2009's first half with the help of federal aid and tighter regulations. Despite rising unemployment, near period-end home sales edged higher, the decline in manufacturing activity slowed and consumer confidence started to pick up. Economic activity as measured by gross domestic product
(GDP) fell at annualized rates of 6.4% and an estimated 1.0% in the first and second quarters of 2009.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                              4 | Semiannual Report

Although the price of oil rose from $44 per barrel at the beginning of the period to $70 by period-end on speculation that the downturn was abating, it was still off more than 50% from its July 2008 record high.(2) June's inflation rate, as measured by the Consumer Price Index, was an annualized -1.4%, representing the steepest yearly decline in the cost of living in nearly six decades.(3) Core inflation, which excludes food and energy costs, rose at a 1.7% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(3)

A deepening recession and decelerating inflation prompted Washington policy-makers to keep interest rates low and enact stimulus plans -- including income tax cuts, aid to ailing state governments and funding for transportation infrastructure, school construction and high-tech projects. During the period under review, the Fed kept the federal funds target rate in a range of 0% to 0.25% and said the "pace of economic contraction is slowing" but the financial system had not yet returned to normal.

Most U.S. stocks suffered major losses through early March as investors worried about an uncertain future. Stocks then recovered somewhat from 12-year lows as investors perceived many bargains among the bear market fallout and data indicated the economy's pace of contraction was moderating. By June, however, fresh investor concerns about the economy and stock valuations reemerged and dampened the rally's momentum. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -2.01%, while the broader S&P 500 posted a +3.16% total return and the technology-heavy NASDAQ Composite Index returned +16.99%.(4)

Global equities followed the same trend. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk appetite, rotating capital back into cyclical sectors such as financials, materials and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

U.S.                                        64.4%
U.K.                                         7.2%
Switzerland                                  3.3%
Germany                                      3.3%
Norway                                       2.7%
Denmark                                      1.8%
France                                       1.6%
Spain                                        1.4%
Netherlands                                  1.4%
Japan                                        1.0%
Other                                        1.2%
Short-Term Investments & Other Net Assets   10.7%

(2.) Source: New York Mercantile Exchange.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                             Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/09

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Insurance                                   8.7%
Tobacco                                     8.5%
Media                                       7.7%
Pharmaceuticals                             6.8%
Food Products                               5.2%
Diversified Telecommunication Services      4.8%
Beverages                                   3.9%
Paper & Forest Products                     3.5%
Software                                    3.5%
Energy Equipment & Services                 2.7%

assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

In the reporting period's final weeks, global equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. In Europe, policymakers committed to an easier monetary regime, but the eurozone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(5) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(6)

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

(5.) Source: European Communities Eurostat.

(6.) Source: People's Bank of China.


                              6 | Semiannual Report

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the first half of 2009, Mutual Beacon's best performing investments included Marine Harvest, a Norway-based farmed salmon producer; Temple-Inland, a manufacturer of corrugated packaging and building products; and software provider Microsoft.

Investor concerns about Chilean salmon production sent Marine Harvest's share price plunging in 2008. In our view, investors had forgotten that lower salmon supply would normally translate into higher prices. As salmon prices increased by more than 40% during the first half of 2009, Marine Harvest's cash flow increased and it regained investor interest. Besides operational gearing, financial gearing also positively affected Marine Harvest's share price. Largely as a result of these conditions, Marine Harvest's share price roughly quadrupled during the six-month period.

Temple-Inland's performance was driven by better-than-expected first quarter 2009 operating results and evidence of stabilization in the market for, and pricing of, containerboard. In our view, the company's positive earnings surprise can be attributed to management's focus on free cash flow, improving asset utilization, accurately matching production supply with customer

TOP 10 HOLDINGS
6/30/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------               ----------
Microsoft Corp.                           3.5%
   SOFTWARE, U.S.
Wyeth                                     3.4%
   PHARMACEUTICALS, U.S.
Comcast Corp., A                          2.8%
   MEDIA, U.S.
News Corp., A                             2.4%
   MEDIA, U.S.
Berkshire Hathaway Inc., A & B            2.3%
   INSURANCE, U.S.
Imperial Tobacco Group PLC                2.3%
   TOBACCO, U.K.
CVS Caremark Corp.                        2.2%
   FOOD & STAPLES RETAILING, U.S.
White Mountains Insurance Group Ltd.      2.2%
   INSURANCE, U.S.
Schering-Plough Corp.                     2.1%
   PHARMACEUTICALS, U.S.
Weyerhaeuser Co.                          1.9%
   PAPER & FOREST PRODUCTS, U.S.


                              Semiannual Report | 7
demand, and stronger operating performance in both its mainstay container-board business and its cyclically depressed building products unit. In addition, evidence of a slowly recovering containerboard market emerged in Temple-Inland's monthly reports, revealing low inventory levels and modest improvements in sequential demand, both of which helped mitigate overall price and volume deterioration.

Microsoft manufactures, licenses and supports a wide range of proprietary software products and services, and is the world's largest software company. Companywide cost controls implemented in late 2008 gained traction and began to benefit operating results in 2009. Microsoft also announced several new products, including a rebranded search engine, Bing, and the next version of the Windows operating system. The combination of cost discipline and new revenue opportunities appeared to revitalize the company and Microsoft's image with investors.

Although the Fund outperformed the benchmark S&P 500 during the first half of 2009, it had some disappointments. Three investments that declined in value were in Exterran Holdings, which rents and repairs compressors and performs natural gas compression services for oil and gas companies; Eastman Kodak, which makes a wide range of products for film and digital imaging; and Comcast, a cable services provider.

Exterran's share price fell as the company experienced downward margin pressure in all of its business segments. In particular, compressor utilization and fabrication backlog in North America, where the company does about 90% of its business, decreased in response to weaker demand amid substantially lower natural gas prices. Furthermore, Exterran realized an impairment charge on its Venezuelan assets due to the Venezuelan government's expropriation of various oil service assets, including those owned by Exterran.

Our investment in Eastman Kodak declined significantly because the company reported a bigger first quarter 2009 loss than analysts expected, due largely to declining revenues. The significant deceleration was a result of a slowdown in consumer spending on film products and digital cameras, as well as widespread capital expenditure deferrals among the company's corporate customers. Subsequently, the company also suspended its dividend.

Comcast shares fell after the company reported a decline in subscriber growth across all products -- video, data and telephony -- in its 2008 fourth quarter results. In addition, given the improvement in corporate debt markets during the second quarter and Comcast's relatively underleveraged balance sheet, investors began to anticipate a more significant increase in the dividend and/or an increase in share repurchase activity. The fact that the company undertook neither appeared to create uncertainty and sparked speculation about potential merger and acquisition activity.


                              8 | Semiannual Report

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTIAN CORREA)


/s/ Christian Correa
Christian Correa, CFA
Portfolio Manager

(PHOTO OF MANDANA HORMOZI)


/s/ Mandana Hormozi
Mandana Hormozi
Assistant Portfolio Manager
Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 9

CHRISTIAN CORREA has been portfolio manager for Mutual Beacon Fund since 2007. He has been an analyst for Franklin Mutual Advisers since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

MANDANA HORMOZI has been assistant portfolio manager for Mutual Beacon Fund since May 2009. Before that, she was assistant portfolio manager for Mutual Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.


                             10 | Semiannual Report

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: BEGRX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.62     $9.69      $9.07

CLASS A (SYMBOL: TEBIX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.59     $9.58      $8.99

CLASS B (SYMBOL: TEBBX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.54     $9.22      $8.68

CLASS C (SYMBOL: TEMEX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.55     $9.39      $8.84


                             Semiannual Report | 11

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------          -------   ------   -------
Cumulative Total Return(2)                +6.84%          -25.28%   -3.69%   +37.63%
Average Annual Total Return(3)            +6.84%          -25.28%   -0.75%    +3.25%
Value of $10,000 Investment(4)          $10,684          $ 7,472   $9,631   $13,763
   Total Annual Operating Expenses(5)             0.84%

CLASS A                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------          -------   ------   -------
Cumulative Total Return(2)                +6.56%          -25.52%   -5.27%   +33.08%
Average Annual Total Return(3)            +0.42%          -29.79%   -2.25%    +2.29%
Value of $10,000 Investment(4)          $10,042          $ 7,021   $8,926   $12,543
   Total Annual Operating Expenses(5)             1.13%

CLASS B                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------          -------   ------   -------
Cumulative Total Return(2)                +6.22%          -26.01%   -8.38%   +26.31%
Average Annual Total Return(3)            +2.22%          -28.87%   -2.01%    +2.36%
Value of $10,000 Investment(4)          $10,222          $ 7,113   $9,034   $12,631
   Total Annual Operating Expenses(5)             1.84%

CLASS C                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------          -------   ------   -------
Cumulative Total Return(2)                +6.22%          -26.01%   -8.42%   +24.53%
Average Annual Total Return(3)            +5.22%          -26.72%   -1.74%    +2.22%
Value of $10,000 Investment(4)          $10,522          $ 7,328   $9,158   $12,453
   Total Annual Operating Expenses(5)             1.84%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             12 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1). Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2). Cumulative total return represents the change in value of an investment over the periods indicated.

(3). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5). Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $1,068.40             $ 9.08
Hypothetical (5% return before expenses)         $1,000           $1,016.02             $ 8.85
CLASS A
Actual                                           $1,000           $1,065.60             $10.65
Hypothetical (5% return before expenses)         $1,000           $1,014.48             $10.39
CLASS B
Actual                                           $1,000           $1,062.20             $14.16
Hypothetical (5% return before expenses)         $1,000           $1,011.06             $13.81
CLASS C
Actual                                           $1,000           $1,062.20             $14.16
Hypothetical (5% return before expenses)         $1,000           $1,011.06             $13.81

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.77%; A: 2.08%; B: 2.77%; and C: 2.77%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 15

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS


                                       SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2009    ------------------------------------------------------------------
CLASS Z                                   (UNAUDITED)        2008          2007          2006          2005          2004
-------                                ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period ..........................    $     9.07        $    15.73    $    16.71    $    15.52    $    15.94    $    14.40
                                        ----------        ----------    ----------    ----------    ----------    ----------
Income from investment
   operations(a):
   Net investment income(b) ........          0.03(c)           0.25          0.51          0.26          0.31          0.30
   Net realized and unrealized
      gains (losses) ...............          0.59             (6.46)           --          2.91          1.16          1.76
                                        ----------        ----------    ----------    ----------    ----------    ----------
Total from investment operations ...          0.62             (6.21)         0.51          3.17          1.47          2.06
                                        ----------        ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...........            --             (0.03)        (0.57)        (0.28)        (0.30)        (0.37)
   Net realized gains ..............            --             (0.42)        (0.92)        (1.70)        (1.59)        (0.15)
                                        ----------        ----------    ----------    ----------    ----------    ----------
Total distributions ................            --             (0.45)        (1.49)        (1.98)        (1.89)        (0.52)
                                        ----------        ----------    ----------    ----------    ----------    ----------
Redemption fees(d) .................            --                --(e)         --(e)         --(e)         --(e)         --(e)
                                        ----------        ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .....    $     9.69        $     9.07    $    15.73    $    16.71    $    15.52    $    15.94
                                        ==========        ==========    ==========    ==========    ==========    ==========
Total return(f) ....................          6.84%           (40.37)%        3.03%        20.98%         9.25%        14.52%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h,i) ......................          1.77%             0.84%         0.82%         0.85%         0.89%         0.83%
Expenses - excluding dividend
   expense on securities sold
   short and stock loan fees(h) ....          0.89%             0.84%         0.81%         0.82%         0.84%         0.82%
Net investment income ..............          0.66%(c)          1.90%         2.89%         1.59%         1.91%         1.99%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..    $2,020,391        $2,002,361    $3,883,935    $3,925,029    $3,433,665    $3,359,389
Portfolio turnover rate ............         29.31%            56.87%        49.84%        40.72%        35.36%        29.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.89%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short and stock loan fees which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Beacon Fund

                                           SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    ------------------------------------------------------------------
CLASS A                                       (UNAUDITED)        2008          2007          2006          2005          2004
-------                                    ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...     $     8.99       $    15.62    $    16.61    $    15.44    $    15.87    $    14.34
                                             ----------       ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ............           0.02(c)          0.20          0.45          0.21          0.26          0.25
   Net realized and unrealized gains
      (losses) .........................           0.57            (6.38)           --          2.90          1.15          1.75
                                             ----------       ----------    ----------    ----------    ----------    ----------
Total from investment operations .......           0.59            (6.18)         0.45          3.11          1.41          2.00
                                             ----------       ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...............             --            (0.03)        (0.52)        (0.24)        (0.25)        (0.32)
   Net realized gains ..................             --            (0.42)        (0.92)        (1.70)        (1.59)        (0.15)
                                             ----------       ----------    ----------    ----------    ----------    ----------
Total distributions ....................             --            (0.45)        (1.44)        (1.94)        (1.84)        (0.47)
                                             ----------       ----------    ----------    ----------    ----------    ----------
Redemption fees(d) .....................             --               --(e)         --(e)         --(e)         --(e)         --(e)
                                             ----------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........     $     9.58       $     8.99    $    15.62    $    16.61    $    15.44    $    15.87
                                             ==========       ==========    ==========    ==========    ==========    ==========
Total return(f) ........................           6.56%          (40.48)%        2.67%        20.65%         8.89%        14.13%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h, i) .........................           2.08%            1.13%         1.14%         1.15%         1.22%         1.18%
Expenses - excluding dividend expense
   on securities sold short and stock
   loan feesh ..........................           1.20%            1.13%         1.13%         1.12%         1.17%         1.17%
Net investment income ..................           0.35%(c)         1.61%         2.57%         1.29%         1.58%         1.64%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $1,592,988       $1,659,062    $2,654,731    $2,176,658    $1,633,022    $1,462,133
Portfolio turnover rate ................          29.31%           56.87%        49.84%        40.72%        35.36%        29.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.58%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short and stock loan fees which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Beacon Fund

                                           SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    ------------------------------------------------------------------
CLASS B                                       (UNAUDITED)        2008          2007          2006          2005          2004
-------                                    ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $  8.68          $ 15.19       $  16.17      $  15.09      $  15.54     $  14.06
                                              -------          -------       --------      --------      --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .....        (0.01)(c)         0.12           0.32          0.10          0.14         0.15
   Net realized and unrealized gains
      (losses) .........................         0.55            (6.19)          0.01          2.80          1.14         1.71
                                              -------          -------       --------      --------      --------     --------
Total from investment operations .......         0.54            (6.07)          0.33          2.90          1.28         1.86
                                              -------          -------       --------      --------      --------     --------
Less distributions from:
   Net investment income ...............           --            (0.02)         (0.39)        (0.12)        (0.14)       (0.23)
   Net realized gains ..................           --            (0.42)         (0.92)        (1.70)        (1.59)       (0.15)
                                              -------          -------       --------      --------      --------     --------
Total distributions ....................           --            (0.44)         (1.31)        (1.82)        (1.73)       (0.38)
                                              -------          -------       --------      --------      --------     --------
Redemption fees(d) .....................           --               --(e)          --(e)         --(e)         --(e)        --(e)
                                              -------          -------       --------      --------      --------     --------
Net asset value, end of period .........      $  9.22          $  8.68       $  15.19      $  16.17      $  15.09     $  15.54
                                              =======          =======       ========      ========      ========     ========
Total return(f) ........................         6.22%          (40.88)%         1.95%        19.86%         8.17%       13.32%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h, i) .........................         2.77%            1.84%          1.81%         1.85%         1.89%        1.83%
Expenses - excluding dividend expense
   on securities sold short and stock
   loan feesh ..........................         1.89%            1.84%          1.80%         1.82%         1.84%        1.82%
Net investment income ..................        (0.34)%(c)        0.90%          1.90%         0.59%         0.91%        0.99%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $61,385          $73,168       $171,628      $199,461      $186,169     $186,840
Portfolio turnover rate ................        29.31%           56.87%         49.84%        40.72%        35.36%       29.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.89%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short and stock loan fees which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Beacon Fund

                                           SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    ------------------------------------------------------------------
CLASS C                                       (UNAUDITED)        2008          2007          2006          2005          2004
-------                                    ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $   8.84         $  15.47      $  16.46     $  15.33      $  15.77      $  14.26
                                              --------         --------      --------     --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) .....         (0.01)(c)         0.12          0.33         0.10          0.15          0.14
   Net realized and unrealized gains
      (losses) .........................          0.56            (6.31)           --         2.85          1.14          1.74
                                              --------         --------      --------     --------      --------      --------
Total from investment operations .......          0.55            (6.19)         0.33         2.95          1.29          1.88
                                              --------         --------      --------     --------      --------      --------
Less distributions from:
   Net investment income ...............            --            (0.02)        (0.40)       (0.12)        (0.14)        (0.23)
   Net realized gains ..................            --            (0.42)        (0.92)       (1.70)        (1.59)        (0.14)
                                              --------         --------      --------     --------      --------      --------
Total distributions ....................            --            (0.44)        (1.32)       (1.82)        (1.73)        (0.37)
                                              --------         --------      --------     --------      --------      --------
Redemption fees(d) .....................            --               --(e)         --(e)        --(e)         --(e)         --(e)
                                              --------         --------      --------     --------      --------      --------
Net asset value, end of period .........      $   9.39         $   8.84      $  15.47     $  16.46      $  15.33      $  15.77
                                              ========         ========      ========     ========      ========      ========
Total return(f) ........................          6.22%          (40.92)%        1.99%       19.84%         8.12%        13.39%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h, i) .........................          2.77%            1.84%         1.81%        1.85%         1.89%         1.83%
Expenses - excluding dividend expense on
   securities sold short and stock loan
   fees(h)...............................         1.89%            1.84%         1.80%        1.82%         1.84%         1.82%
Net investment income (loss) ...........         (0.34)%(c)        0.90%         1.90%        0.59%         0.91%         0.99%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $392,097         $417,549      $875,060     $825,234      $697,400      $658,813
Portfolio turnover rate ................         29.31%           56.87%        49.84%       40.72%        35.36%        29.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.89%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short and stock loan fees which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                                           SHARES/WARRANTS/
                                                                             COUNTRY       CONTRACTS/RIGHTS          VALUE
                                                                          --------------   ----------------     --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 83.0%
             AEROSPACE & DEFENSE 0.9%
             United Technologies Corp. ................................    United States            696,830     $   36,207,287
                                                                                                                --------------
             AIRLINES 0.0%(a)
(b)          ACE Aviation Holdings Inc., A ............................        Canada               328,868          1,498,775
(b, c)       Northwest Airlines Corp., Contingent Distribution ........    United States         35,952,000             22,650
                                                                                                                --------------
                                                                                                                     1,521,425
                                                                                                                --------------
             AUTO COMPONENTS 0.4%
(b, c, d)    Collins & Aikman Products Co., Contingent Distribution ...    United States          1,506,491             15,065
(b, c, d)    Dana Holding Corp., Contingent Distribution ..............    United States         16,890,000                 --
(b, e)       IACNA Investor LLC .......................................    United States            225,943              2,259
(b, e, f)    International Automotive Components Group Brazil LLC .....        Brazil             2,846,329          2,548,719
(b, e, f)    International Automotive Components Group Japan LLC ......        Japan                378,194          1,046,196
(b, e, f)    International Automotive Components Group LLC ............      Luxembourg          10,149,082          2,302,827
(b, e, f)    International Automotive Components Group NA LLC, A ......    United States          6,469,827            246,500
                                                                                                                --------------
                                                                                                                     6,161,566
                                                                                                                --------------
             AUTOMOBILES 0.1%
             Daimler AG ...............................................       Germany               444,830         16,047,186
                                                                                                                --------------
             BEVERAGES 3.9%
             Brown-Forman Corp., A ....................................    United States            308,260         14,213,869
             Brown-Forman Corp., B ....................................    United States            530,337         22,793,884
             Carlsberg AS, A ..........................................       Denmark                74,900          4,902,109
             Carlsberg AS, B ..........................................       Denmark               577,744         37,050,915
(b)          Dr. Pepper Snapple Group Inc. ............................    United States          1,544,830         32,734,948
             Lion Nathan Ltd. .........................................      Australia              767,806          7,153,450
             Pepsi Bottling Group Inc. ................................    United States            935,000         31,640,400
             PepsiAmericas Inc. .......................................    United States            283,800          7,608,678
                                                                                                                --------------
                                                                                                                   158,098,253
                                                                                                                --------------
             CHEMICALS 0.5%
(b, c, d)    Dow Corning Corp., Contingent Distribution ...............    United States         23,723,548          3,149,637
             Koninklijke DSM NV .......................................     Netherlands             510,136         15,977,490
                                                                                                                --------------
                                                                                                                    19,127,127
                                                                                                                --------------
             COMMERCIAL BANKS 1.1%
             Barclays PLC .............................................    United Kingdom         2,918,310         13,588,646
             BNP Paribas SA ...........................................        France                   533             34,576
(b, e, g)    FE Capital Holdings Ltd. .................................        Japan                 35,242                 --
(b, e, g)    First Chicago Bancorp ....................................    United States          1,157,143          2,918,455
(b)          Intesa Sanpaolo SpA ......................................        Italy              7,552,024         24,309,717
             Intesa Sanpaolo SpA, di Risp .............................        Italy              1,633,348          4,022,880
(b, e)       NCB Warrant Holdings Ltd., A .............................        Japan                163,895                 --
                                                                                                                --------------
                                                                                                                    44,874,274
                                                                                                                --------------
             COMMERCIAL SERVICES & SUPPLIES 0.0%(a)
(b)          Comdisco Holding Co. Inc. ................................    United States              1,223              8,928
(b, c)       Comdisco Holding Co. Inc., Contingent Distribution .......    United States         49,575,000                 --
                                                                                                                --------------
                                                                                                                         8,928
                                                                                                                --------------


                             20 | Semiannual Report

Mutual Beacon Fund

                                                                                           SHARES/WARRANTS/
                                                                             COUNTRY       CONTRACTS/RIGHTS          VALUE
                                                                          --------------   ----------------     --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             COMPUTERS & PERIPHERALS 2.1%
(b, e, g)    DecisionOne Corp. ........................................    United States          1,142,353     $    1,884,882
(b, e, g)    DecisionOne Corp., wts., 6/08/17 .........................    United States            627,237                 --
(b)          Dell Inc. ................................................    United States          4,243,550         58,263,942
(b)          Sun Microsystems Inc. ....................................    United States          2,695,710         24,854,446
                                                                                                                --------------
                                                                                                                    85,003,270
                                                                                                                --------------
             CONSUMER FINANCE 1.2%
(b, e, f, g) CB FIM Coinvestors LLC ...................................    United States         15,831,950         36,147,508
(b,e)        Cerberus CG Investor I LLC ...............................    United States         20,610,629          3,916,020
(b,e)        Cerberus CG Investor II LLC ..............................    United States         20,610,629          3,916,020
(b,e)        Cerberus CG Investor III LLC .............................    United States         10,305,315          1,958,010
(b,e)        Cerberus FIM Investors Holdco LLC ........................    United States         19,805,560          1,441,845
                                                                                                                --------------
                                                                                                                    47,379,403
                                                                                                                --------------
             CONTAINERS & PACKAGING 1.0%
             Temple-Inland Inc. .......................................    United States          3,049,637         40,011,237
                                                                                                                --------------
             DIVERSIFIED CONSUMER SERVICES 0.4%
             Hillenbrand Inc. .........................................    United States            889,128         14,795,090
                                                                                                                --------------
             DIVERSIFIED FINANCIAL SERVICES 0.5%
             Deutsche Boerse AG .......................................       Germany               238,890         18,522,511
(b, d)       Fortis, rts., 7/01/14 ....................................       Belgium             2,978,030                 --
(b, c)       Marconi Corp., Contingent Distribution ...................    United Kingdom        42,651,300                 --
                                                                                                                --------------
                                                                                                                    18,522,511
                                                                                                                --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 4.8%
(b, e)       AboveNet Inc. ............................................    United States            484,720         39,252,626
(b, e)       AboveNet Inc., stock grant, grant price $20.95,
                expiration date 9/09/13 ...............................    United States                613             36,798
(b, e)       AboveNet Inc., wts., 9/08/10 .............................    United States             19,829          1,140,168
(b, c, d)    Global Crossing Holdings Ltd., Contingent Distribution ...    United States         60,632,757                 --
             Koninklijke KPN NV .......................................     Netherlands           2,903,470         39,905,519
             Qwest Communications International Inc. ..................    United States         13,716,090         56,921,773
             Telefonica SA ............................................        Spain              2,524,533         57,079,472
                                                                                                                --------------
                                                                                                                   194,336,356
                                                                                                                --------------
             ELECTRIC UTILITIES 2.3%
             E.ON AG ..................................................       Germany             1,698,600         60,109,378
             Exelon Corp. .............................................    United States            675,843         34,609,920
                                                                                                                --------------
                                                                                                                    94,719,298
                                                                                                                --------------
             ENERGY EQUIPMENT & SERVICES 2.7%
(b)          Exterran Holding Inc. ....................................    United States          2,848,874         45,695,939
(b)          Transocean Ltd. ..........................................    United States            882,985         65,596,956
                                                                                                                --------------
                                                                                                                   111,292,895
                                                                                                                --------------
             FOOD & STAPLES RETAILING 2.6%
             CVS Caremark Corp. .......................................    United States          2,868,194         91,409,343
             SUPERVALU Inc. ...........................................    United States          1,238,610         16,039,999
                                                                                                                --------------
                                                                                                                   107,449,342
                                                                                                                --------------


                             Semiannual Report | 21

Mutual Beacon Fund

                                                                                           SHARES/WARRANTS/
                                                                             COUNTRY       CONTRACTS/RIGHTS          VALUE
                                                                          --------------   ----------------     --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             FOOD PRODUCTS 5.2%
             Cadbury PLC ..............................................   United Kingdom          2,878,407     $   24,532,413
             Danone ...................................................       France                987,846         48,743,750
(g)          Farmer Brothers Co. ......................................    United States          1,033,896         23,655,541
             General Mills Inc. .......................................    United States             22,300          1,249,246
(b, h)       Marine Harvest ...........................................       Norway             72,384,735         48,609,811
             Nestle SA ................................................     Switzerland           1,752,350         65,973,100
                                                                                                                --------------
                                                                                                                   212,763,861
                                                                                                                --------------
             HEALTH CARE PROVIDERS & SERVICES 2.0%
(b)          Community Health Systems Inc. ............................    United States          1,692,360         42,732,090
(b)          Kindred Healthcare Inc. ..................................    United States            826,139         10,219,340
(b)          Tenet Healthcare Corp. ...................................    United States          9,752,777         27,502,831
                                                                                                                --------------
                                                                                                                    80,454,261
                                                                                                                --------------
             HOTELS, RESTAURANTS & LEISURE 0.0%(a)
(b)          Trump Entertainment Resorts Inc. .........................    United States            408,933             69,519
                                                                                                                --------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.7%
             Constellation Energy Group ...............................    United States          2,216,306         58,909,413
(b)          NRG Energy Inc. ..........................................    United States            411,294         10,677,192
                                                                                                                --------------
                                                                                                                    69,586,605
                                                                                                                --------------
             INDUSTRIAL CONGLOMERATES 2.4%
(f)          Orkla ASA ................................................       Norway              8,348,283         60,604,831
             Siemens AG ...............................................       Germany               562,130         38,815,077
                                                                                                                --------------
                                                                                                                    99,419,908
                                                                                                                --------------
             INSURANCE 8.7%
             ACE Ltd. .................................................    United States            869,890         38,475,235
(b)          Alleghany Corp. ..........................................    United States            176,463         47,821,473
(b)          Berkshire Hathaway Inc., A ...............................    United States                741         66,690,000
(b)          Berkshire Hathaway Inc., B ...............................    United States              9,555         27,668,700
(b, e)       Olympus Re Holdings Ltd. .................................    United States            106,700            233,182
(b, e)       Symetra Financial ........................................    United States          4,450,920         65,250,487
             White Mountains Insurance Group Ltd. .....................    United States            383,121         87,700,228
             Zurich Financial Services AG .............................     Switzerland             114,650         20,189,539
                                                                                                                --------------
                                                                                                                   354,028,844
                                                                                                                --------------
             IT SERVICES 1.7%
(b)          Alliance Data Systems Corp. ..............................    United States          1,115,230         45,936,324
(b)          DST Systems Inc. .........................................    United States            644,049         23,797,610
                                                                                                                --------------
                                                                                                                    69,733,934
                                                                                                                --------------
             LEISURE EQUIPMENT & PRODUCTS 1.6%
             Eastman Kodak Co. ........................................    United States          4,062,175         12,024,038
             Mattel Inc. ..............................................    United States          3,330,392         53,452,792
                                                                                                                --------------
                                                                                                                    65,476,830
                                                                                                                --------------
             LIFE SCIENCES TOOLS & SERVICES 0.6%
(b)          Thermo Fisher Scientific Inc. ............................    United States            575,370         23,457,835
                                                                                                                --------------
             MACHINERY 0.2%
(b, e, f, g) Motor Coach Industries International Inc. ................    United States              5,548          7,215,174
                                                                                                                --------------


                             22 | Semiannual Report

Mutual Beacon Fund

                                                                                           SHARES/WARRANTS/
                                                                             COUNTRY       CONTRACTS/RIGHTS          VALUE
                                                                          --------------   ----------------     --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             MARINE 0.8%
             A.P. Moller - Maersk AS ..................................       Denmark                 5,611     $   33,605,763
                                                                                                                --------------
             MEDIA 7.7%
(b)          Adelphia Recovery Trust ..................................    United States         48,268,724          1,206,718
(b, c)       Adelphia Recovery Trust, Arahova Contingent Value
             Vehicle, Contingent Distribution .........................    United States          6,161,087          1,170,607
(b, c)       Century Communications Corp., Contingent Distribution ....    United States         16,986,000                 --
             Comcast Corp., A .........................................    United States          8,218,025        115,874,153
             News Corp., A ............................................    United States         10,660,157         97,114,030
(i)          Time Warner Cable Inc. ...................................    United States          1,344,826         42,590,639
(b, d)       TVMAX Holdings Inc. ......................................    United States            133,855                 --
             Virgin Media Inc. ........................................   United Kingdom          5,915,097         55,306,157
                                                                                                                --------------
                                                                                                                   313,262,304
                                                                                                                --------------
             METALS & MINING 0.1%
(b, e, g)    PMG LLC ..................................................    United States             29,737          2,542,518
                                                                                                                --------------
             MULTI-UTILITIES 0.0%
(b, c)       NorthWestern Corp., Contingent Distribution ..............    United States         11,805,000                 --
                                                                                                                --------------
             OIL & GAS & CONSUMABLE FUELS 0.3%
             Noble Energy Inc. ........................................    United States            213,490         12,589,504
                                                                                                                --------------
             PAPER & FOREST PRODUCTS 3.5%
(b, g)       Domtar Corp. .............................................    United States          2,293,085         38,019,349
             MeadWestvaco Corp. .......................................    United States          1,560,233         25,603,423
             Weyerhaeuser Co. .........................................    United States          2,583,085         78,603,277
                                                                                                                --------------
                                                                                                                   142,226,049
                                                                                                                --------------
             PHARMACEUTICALS 6.8%
             Novartis AG ..............................................     Switzerland           1,185,468         48,033,868
             Schering-Plough Corp. ....................................    United States          3,467,795         87,111,010
             Wyeth ....................................................    United States          3,077,520        139,688,633
                                                                                                                --------------
                                                                                                                   274,833,511
                                                                                                                --------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) 0.7%
             Alexander's Inc. .........................................    United States             38,800         10,460,480
             Ventas Inc. ..............................................    United States            608,900         18,181,754
             Vornado Realty Trust .....................................    United States              2,500            112,575
                                                                                                                --------------
                                                                                                                    28,754,809
                                                                                                                --------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 1.2%
(b, d)       Canary Wharf Group PLC ...................................   United Kingdom         10,069,634         28,994,127
(b)          The St. Joe Co. ..........................................    United States            726,998         19,258,177
                                                                                                                --------------
                                                                                                                    48,252,304
                                                                                                                --------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.2%
(b)          LSI Corp. ................................................    United States         10,548,673         48,101,949
                                                                                                                --------------
             SOFTWARE 3.5%
(j)          Microsoft Corp. ..........................................    United States          5,940,840        141,213,767
                                                                                                                --------------


                             Semiannual Report | 23

Mutual Beacon Fund

                                                                                           SHARES/WARRANTS/
                                                                             COUNTRY       CONTRACTS/RIGHTS          VALUE
                                                                          --------------   ----------------     --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             TOBACCO 8.5%
             Altria Group Inc. ........................................    United States          4,012,788     $   65,769,595
             British American Tobacco PLC .............................   United Kingdom          2,620,106         72,122,889
             Imperial Tobacco Group PLC ...............................   United Kingdom          3,583,024         93,028,288
             Japan Tobacco Inc. .......................................        Japan                 12,406         38,881,403
             KT&G Corp. ...............................................     South Korea              69,985          3,952,714
             Lorillard Inc. ...........................................    United States            652,700         44,233,479
             Reynolds American Inc. ...................................    United States            740,974         28,616,416
                                                                                                                --------------
                                                                                                                   346,604,784
                                                                                                                --------------
             TRANSPORTATION INFRASTRUCTURE 0.0%(a)
(b)          Groupe Eurotunnel SA .....................................        France                14,883             84,335
(b)          Groupe Eurotunnel SA, wts., 12/30/11 .....................        France             1,570,655            248,939
                                                                                                                --------------
                                                                                                                       333,274
                                                                                                                --------------
             WIRELESS TELECOMMUNICATION SERVICES 0.1%
             Vodafone Group PLC .......................................   United Kingdom          3,152,977          6,080,044
                                                                                                                --------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $3,792,480,514)                                                                            3,376,162,799
                                                                                                                --------------
             PREFERRED STOCKS 1.9%
             DIVERSIFIED FINANCIAL SERVICES 0.9%
             Citigroup Inc., 8.125%, pfd., AA .........................    United States          1,403,293         26,213,513
             Citigroup Inc., 8.50%, pfd., F ...........................    United States            677,100         12,648,228
                                                                                                                --------------
                                                                                                                    38,861,741
                                                                                                                --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(a)
(b, e)       PTV Inc., 10.00%, pfd., A ................................   United Kingdom            114,246             27,419
                                                                                                                --------------
             MACHINERY 1.0%
(b, e, f, g) Motor Coach Industries International Inc., pfd. ..........    United States             39,804         39,804,000
                                                                                                                --------------
             TOTAL PREFERRED STOCKS (COST $57,167,841)                                                              78,693,160
                                                                                                                --------------
             OPTIONS PURCHASED 0.2%
             PUT OPTIONS 0.2%
(b)          S&P 500 Index, exercise price $775, expiration date
                12/19/09, contracts ...................................    United States              1,525          3,965,000
(b)          S&P 500 Index, exercise price $800, expiration date
                12/19/09, contracts ...................................    United States              1,533          4,599,000
                                                                                                                --------------
             TOTAL OPTIONS PURCHASED (COST $18,771,603)                                                              8,564,000
                                                                                                                --------------

                                                                                               PRINCIPAL
                                                                                               AMOUNT(K)
                                                                                           ----------------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
                INTERESTS 4.6%
(l)          Alliance Data Systems Corp., cvt., senior note, 144A,
                4.75%, 5/15/14 ........................................    United States         20,193,000         20,822,819
             American General Finance Corp.,
                5.85%, 6/01/13 ........................................    United States          1,283,000            736,767
                senior note, J, 6.90%, 12/15/17 .......................    United States         17,960,000          9,737,822
(m)          Calpine Corp., Exit Term Loan, FRN, 4.095%, 3/29/14 ......    United States         31,606,504         28,059,559
(e, n)       Cerberus CG Investor I LLC, 12.00%, 7/31/14 ..............    United States         18,089,600          3,437,024


                             24 | Semiannual Report

Mutual Beacon Fund

                                                                                               PRINCIPAL
                                                                             COUNTRY           AMOUNT(K)             VALUE
                                                                          --------------   ----------------     --------------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS
             (CONTINUED)
(e, n)       Cerberus CG Investor II LLC, 12.00%, 7/31/14 .............    United States         18,089,600     $    3,437,024
(e, n)       Cerberus CG Investor III LLC, 12.00%, 7/31/14 ............    United States          9,044,800          1,718,512
(e, n)       Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ......    United States         58,615,106          4,264,308
(g)          DecisionOne Corp.,
(e)             senior secured note, 15.00%, 11/30/13 .................    United States          1,500,292          1,675,075
(d)             Term Loan B, 15.00%, 8/29/13 ..........................    United States            263,440            294,130
(m)          First Data Corp., Term Loan, FRN, 3.065%, 9/24/14,
                B-1 ...................................................    United States          6,949,352          5,225,523
                B-2 ...................................................    United States          6,873,729          5,172,481
                B-3 ...................................................    United States          1,720,963          1,293,412
             Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
                T2, 3.00%, 7/28/09 ....................................        France                21,700 EUR         24,349
                T2, 3.00%, 7/28/09 ....................................        France                24,211 GBP         41,827
                T3, 3.00%, 7/28/10 ....................................        France             5,574,500 EUR      6,255,035
                T3, 3.00%, 7/28/10 ....................................        France             5,182,586 GBP      8,953,527
(l)          Indianapolis Downs LLC, 144A,
                senior secured note, 11.00%, 11/01/12 .................    United States          6,400,000          4,992,000
(o)             senior secured sub. note, PIK, 15.50%, 11/01/13 .......    United States         27,032,056         15,137,951
(d, f, m)    International Automotive Components Group NA Inc.,
                Revolver, FRN, 5.75%, 1/18/14 .........................    United States          1,283,013          1,283,013
(e, f, n)    International Automotive Components Group NA LLC, 9.00%,
                4/01/17 ...............................................    United States          1,947,800            883,781
(e, f, m, p) Pontus I LLC, junior note, 144A, FRN, 4.856%, 7/24/09 ....    United States         22,458,139         21,549,777
(e, f, m, p) Pontus II Trust, junior profit-participating note, 144A,
                FRN, 7.66%, 6/25/09 ...................................    United States          3,561,931          6,205,171
(m)          Realogy Corp., FRN,
                Delayed Draw Term B Loan, 4.177%, 10/10/13 ............    United States            853,815            622,675
                Initial Term Loan B, 4.177%, 10/10/13 .................    United States          7,325,985          5,342,738
(q)             Revolver, 3.427%, 4/10/13 .............................    United States         11,174,631          7,207,637
                Synthetic Letter of Credit, 0.185%, 10/10/13 ..........    United States          1,972,339          1,438,399
(m)          Texas Competitive Electric Holdings Co. LLC, FRN,
                Initial Tranche B-1 Term Loan, 3.821%, 10/10/14 .......    United States         21,889,901         15,660,408
                Term Loan B3, 3.821%, 10/10/14 ........................    United States          5,133,131          3,679,813
                Tranche B-2 Term Loan, 3.821%, 10/10/14 ...............    United States          3,416,321          2,449,718
(d, o)       TVMAX Holdings Inc., PIK,
                11.50%, 9/30/09 .......................................    United States            693,408            194,713
                14.00%, 9/30/09 .......................................    United States          1,060,311            286,402
                                                                                                                --------------
             TOTAL CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
                INTERESTS (COST $325,005,870)                                                                      188,083,390
                                                                                                                --------------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS
                IN REORGANIZATION 1.5%
(m, n)       Charter Communications Operating LLC, FRN,
                Incremental Term Loan, 9.25%, 3/06/14 .................    United States          5,124,281          5,050,620
                Term Loan B, 6.25%, 3/06/14 ...........................    United States         29,741,613         26,971,925
(d, n)       Safety Kleen Services, senior sub. note, 9.25%,
                6/01/08 ...............................................    United States             50,000                250
(m, n)       Smurfit-Stone Container Canada Inc., Term Loan C-1,
                FRN, 2.44%, 11/01/11 ..................................        Canada             3,245,737          2,975,260


                             Semiannual Report | 25

Mutual Beacon Fund

                                                                                               PRINCIPAL
                                                                             COUNTRY           AMOUNT(K)             VALUE
                                                                          --------------   ----------------     --------------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS
             IN REORGANIZATION (CONTINUED)
(m, n)       Smurfit-Stone Container Enterprises, FRN,
                L/C Deposit-Funded Commitment, 1.313%, 11/01/10 .......    United States          4,906,643     $    4,497,758
                Term Loan B, 2.44%, 11/01/11 ..........................    United States          6,762,587          6,199,040
                Term Loan C, 2.44%, 11/01/11 ..........................    United States         12,316,696         11,290,309
(n)          Trump Entertainment Resorts Inc., 8.50%, 6/01/15 .........    United States         17,380,260          2,237,709
                                                                                                                --------------
             TOTAL CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
                INTERESTS IN REORGANIZATION (COST $59,301,623) ........                                              59,222,871
                                                                                                                --------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $4,252,727,451) .................................                                          3,710,726,220
             SHORT TERM INVESTMENTS 9.4%
             U.S. GOVERNMENT AND AGENCY SECURITIES 9.3%
(r)          FHLB, 7/01/09 ............................................    United States         13,900,000         13,900,000
(r)          U.S. Treasury Bills,
(i)             8/27/09 ...............................................    United States         45,000,000         44,990,235
                9/03/09 ...............................................    United States         45,000,000         44,989,200
(i)             7/09/09 - 12/24/09 ....................................    United States        275,000,000        274,772,660
                                                                                                                --------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $378,546,178) ...................................                                            378,652,095
                                                                                                                --------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
                (COST $4,631,273,629) .................................                                          4,089,378,315
                                                                                                                --------------

                                                                                                SHARES
                                                                                           ----------------
(s)          INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
             SECURITIES 0.1%
             MONEY MARKET FUNDS (COST $4,052,179) 0.1%
(t)          Bank of New York Institutional Cash Reserve Fund,
                0.12% .................................................    United States          4,052,179          4,011,657
                                                                                                                --------------
             TOTAL INVESTMENTS (COST $4,635,325,808) 100.6% ...........                                          4,093,389,972
             OPTIONS WRITTEN (0.0)%(a) ................................                                             (1,170,180)
             SECURITIES SOLD SHORT (1.9)% .............................                                            (78,669,284)
             OTHER ASSETS, LESS LIABILITIES 1.3% ......................                                             53,311,195
                                                                                                                --------------
             NET ASSETS 100.0% ........................................                                         $4,066,861,703
                                                                                                                --------------

                                                                                               CONTRACTS
                                                                                           ----------------
(u)          OPTIONS WRITTEN (PREMIUMS RECEIVED $452,357) 0.0%(a)
             CALL OPTIONS 0.0%(a)
             SOFTWARE 0.0%(a)
             Microsoft Corp., Jul. 22 Calls, 7/18/09 ..................    United States              5,940     $    1,170,180
                                                                                                                --------------


                             26 | Semiannual Report

Mutual Beacon Fund

                                                                                                SHARES               VALUE
                                                                                           ----------------     --------------
(v)          SECURITIES SOLD SHORT 1.9%
             DIVERSIFIED FINANCIAL SERVICES 1.0%
             Citigroup Inc. ...........................................   United States          13,059,370     $   38,786,329
                                                                                                                --------------
             PHARMACEUTICALS 0.9%
             Merck & Co. Inc. .........................................   United States           1,426,429         39,882,955
                                                                                                                --------------
             TOTAL SECURITIES SOLD SHORT (PROCEEDS $54,441,716) .......                                         $   78,669,284
                                                                                                                --------------

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2009, the aggregate value of these securities was $34,217,337, representing 0.84% of net assets.

(e)  See Note 9 regarding restricted securities.

(f)  See Note 14 regarding other considerations.

(g)  See Note 13 regarding holdings of 5% voting securities.

(h)  A portion or all of the security is on loan at June 30, 2009. See Note
     1(g).

(i) Security or a portion of the security has been segregated as collateral for securities sold short and open forward contracts. At June 30, 2009, the value of securities and/or cash pledged amounted to $174,471,900.

(j) A portion or all of the security is held in connection with written option contracts open at period end.

(k)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(l) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2009, the aggregate value of these securities was $40,952,770, representing 1.01% of net assets.

(m)  The coupon rate shown represents the rate at period end.

(n)  See Note 8 regarding credit risk and defaulted securities.

(o)  Income may be received in additional securities and/or cash.

(p)  See Note 1(f) regarding special purpose entities.

(q)  See Note 10 regarding unfunded loan commitments.

(r)  The security is traded on a discount basis with no stated coupon rate.

(s)  See Note 1(g) regarding securities on loan.

(t)  The rate shown is the annualized seven-day yield at period end.

(u)  See Note 1(c) regarding written options.

(v)  See Note 1(e) regarding securities sold short.

At June 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                                CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY        AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   -----------   ----------   ------------   ------------
South Korean Won ....   BANT           Sell   2,245,713,660   $ 1,715,887     7/08/09      $       --   $    (46,619)
South Korean Won ....   BBU            Sell     265,000,000       200,000     7/08/09              --         (7,980)
South Korean Won ....   BANT           Buy      220,000,000       172,279     7/08/09             384             --
British Pound .......   SSBT           Sell      13,058,535    20,037,063     7/13/09              --     (1,448,468)
British Pound .......   BANT           Sell       4,060,000     5,828,748     7/13/09              --       (851,271)
British Pound .......   HSBC           Sell       3,660,000     5,512,649     7/13/09              --       (509,239)
British Pound .......   DBFX           Sell       2,310,000     3,709,976     7/13/09              --        (90,725)


                             Semiannual Report | 27

Mutual Beacon Fund

                                                                CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY        AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   -----------   ----------   ------------   ------------
British Pound .......   BBU            Sell         540,000   $   816,723     7/13/09      $       --   $    (71,752)
British Pound .......   SSBT           Buy        4,719,247     6,918,996     7/13/09         845,699             --
British Pound .......   BANT           Buy        3,010,000     4,298,798     7/13/09         653,629             --
Norwegian Krone .....   BANT           Sell     276,758,703    39,379,440     7/13/09              --     (3,627,432)
Norwegian Krone .....   HAND           Sell     155,000,000    21,941,621     7/13/09              --     (2,144,578)
Norwegian Krone .....   BBU            Sell      38,250,000    49,457,250     7/27/09              --     (4,193,097)
Euro ................   BANT           Sell      36,330,000    47,024,831     7/27/09              --     (3,932,479)
Euro ................   HSBC           Sell      10,031,773    13,844,894     7/27/09              --       (225,907)
Euro ................   DBFX           Sell       5,370,000     7,355,544     7/27/09              --       (176,544)
Euro ................   BANT           Sell      50,163,772    43,344,980     8/10/09              --     (2,833,319)
Swiss Franc .........   SSBT           Sell      17,345,890    14,879,509     8/10/09              --     (1,088,264)
Swiss Franc .........   HSBC           Sell      19,343,611    16,726,830     8/10/09              --     (1,079,946)
Swiss Franc .........   HAND           Sell         523,091       470,000     8/10/09              --        (11,532)
Swiss Franc .........   DBFX           Sell         565,590       510,000     8/10/09              --        (10,654)
Swiss Franc .........   BBU            Sell         564,993       510,000     8/10/09              --        (10,105)
Swiss Franc .........   BBU            Sell      28,927,910    43,555,452     8/12/09              --     (4,038,210)
British Pound .......   DBFX           Sell       4,370,000     7,113,486     8/12/09              --        (76,259)
British Pound .......   SSBT           Sell      34,601,004    45,718,379     8/13/09              --     (2,812,050)
Euro ................   BANT           Sell       9,380,000    12,132,582     8/13/09              --     (1,023,552)
Euro ................   BBU            Sell         700,000       934,654     8/13/09              --        (47,147)
Euro ................   SSBT           Buy        2,250,000     3,183,210     8/13/09              --        (27,421)
Euro ................   HSBC           Sell       1,299,442     1,813,306     8/13/09              --         (9,256)
Euro ................   HAND           Sell     159,999,079    24,628,776     8/19/09              --       (210,299)
Norwegian Krone .....   HAND           Buy        6,563,900     1,000,000     8/19/09          19,013             --
Norwegian Krone .....   BBU            Sell      16,411,437     2,550,000     8/19/09           2,205             --
Norwegian Krone .....   DBFX           Sell      24,355,876     3,860,000     8/19/09          78,869             --
Norwegian Krone .....   SSBT           Sell       5,655,395     4,560,803     8/31/09              --       (304,023)
Canadian Dollar .....   BANT           Sell         732,600       586,244     8/31/09              --        (43,945)
Canadian Dollar .....   SSBT           Buy        4,648,535     3,967,023     8/31/09          31,692             --
Canadian Dollar .....   SSBT           Sell      14,798,476    18,904,408     8/31/09              --     (1,850,426)
Euro ................   BANT           Sell      14,154,196    18,871,907     8/31/09              --       (979,326)
Euro ................   HSBC           Sell       1,240,000     1,681,465     8/31/09              --        (57,633)
Euro ................   BBU            Sell       2,975,000     4,215,628     8/31/09          43,196             --
Euro ................   DBFX           Sell       1,300,000     1,859,715     8/31/09          36,467             --
Euro ................   SSBT           Sell      53,400,000    75,313,224     9/10/09              --    (12,537,672)
British Pound .......   BBU            Sell      39,147,831    58,056,233     9/14/09              --     (6,347,094)
British Pound .......   SSBT           Sell         310,000       460,807     9/14/09              --        (49,184)
British Pound .......   AESX           Buy        2,410,000     3,926,693     9/14/09          38,074             --
British Pound .......   BANT           Sell      20,500,000    26,220,931     9/14/09              --     (2,528,261)
Euro ................   HSBC           Sell         820,000     1,056,816     9/14/09              --        (93,152)
Euro ................   SSBT           Sell         690,000       886,940     9/14/09              --        (80,716)
Euro ................   SSBT           Buy        8,006,556    11,174,019     9/14/09          54,372             --
Euro ................   HSBC           Sell       2,035,458     1,566,571     9/17/09              --        (62,663)
Australian Dollar ...   SSBT           Sell       4,472,279     3,558,494     9/17/09              --        (21,236)
Australian Dollar ...   BANT           Sell       1,883,121     1,488,476     9/17/09              --        (19,555)
Australian Dollar ...   SSBT           Buy           33,600        26,742     9/17/09             153             --
Australian Dollar ...   SSBT           Sell   2,295,049,270    23,229,244    10/20/09              --       (623,507)
Japanese Yen ........   BBU            Sell     100,439,420     1,030,000    10/20/09              --        (13,880)


                             28 | Semiannual Report

Mutual Beacon Fund

                                                                CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY        AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   -----------   ----------   ------------   ------------
Japanese Yen ........   HSBC           Sell     181,185,240   $ 1,880,000    10/20/09      $       --   $     (3,082)
Japanese Yen ........   SSBT           Buy      178,000,000     1,808,135    10/20/09          41,843             --
Japanese Yen ........   BANT           Buy       47,548,800       480,000    10/20/09          14,181             --
Japanese Yen ........   BANT           Sell      47,767,500       500,000    10/20/09           3,546             --
Japanese Yen ........   DBFX           Sell      92,840,300       980,000    10/20/09          15,098             --
Japanese Yen ........   AESX           Sell     195,724,638     2,040,000    10/20/09           5,808             --
Japanese Yen ........   HAND           Sell     264,002,772    45,776,381    10/23/09              --     (3,861,976)
Danish Krone ........   BANT           Sell      25,538,372     4,568,409    10/23/09              --       (233,368)
Danish Krone ........   BBU            Sell      14,621,320     2,670,000    10/23/09              --        (79,131)
Danish Krone ........   SSBT           Sell       1,000,000       179,888    10/23/09              --         (8,134)
Danish Krone ........   BBU            Buy        4,760,100       900,000    10/23/09              --         (4,996)
Danish Krone ........   SSBT           Buy       92,688,910    15,898,923    10/23/09       1,528,643             --
Danish Krone ........   HAND           Buy        4,874,654       820,000    10/23/09          96,543             --
Danish Krone ........   BANT           Sell       9,837,104    12,670,190    11/13/09              --     (1,123,791)
Euro ................   HSBC           Sell       3,290,000     4,402,990    11/13/09              --       (210,380)
Euro ................   BBU            Sell      24,500,000    34,045,200    11/30/09              --       (309,127)
Euro ................   BONY           Sell       5,524,000     7,667,864    11/30/09              --        (77,985)
Euro ................   SSBT           Sell         991,431     1,375,918    11/30/09              --        (14,284)
                                                                                           ----------   ------------
   Unrealized appreciation (depreciation) ............................................      3,509,415    (62,142,632)
                                                                                           ----------   ------------
      Net unrealized appreciation (depreciation) .....................................                  $(58,633,217)
                                                                                                        ============

See Abbreviations on page 51.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $4,435,589,221
      Cost - Controlled affiliated issuers (Note 13) ..........        2,081,593
      Cost - Non-controlled affiliated issuers (Note 13) ......      197,654,994
                                                                  --------------
      Total cost of investments ...............................   $4,635,325,808
                                                                  ==============
      Value - Unaffiliated issuers ............................   $3,939,233,340
      Value - Controlled affiliated issuers (Note 13) .........        2,542,518
      Value - Non-controlled affiliated issuers (Note 13) .....      151,614,114
                                                                  --------------
      Total value of investments (includes securities loaned
         in the amount of $3,887,012) .........................    4,093,389,972
   Cash .......................................................          947,684
   Cash on deposit with brokers ...............................      105,514,570
   Foreign currency, at value (cost $30,452,995) ..............       30,339,224
   Receivables:
      Investment securities sold ..............................       11,833,638
      Capital shares sold .....................................        1,718,435
      Dividends and interest ..................................        8,246,730
   Unrealized appreciation on forward exchange contracts ......        3,509,415
   Other assets ...............................................            5,851
                                                                  --------------
         Total assets .........................................    4,255,505,519
                                                                  --------------
Liabilities:
   Payables:
      Investment securities purchased .........................       29,894,736
      Capital shares redeemed .................................        6,225,156
      Affiliates ..............................................        4,049,748
   Options written, at value (premiums received $452,357) .....        1,170,180
   Securities sold short, at value (proceeds $54,441,716) .....       78,669,284
   Payable upon return of securities loaned ...................        4,052,179
   Unrealized depreciation on forward exchange contracts ......       62,142,632
   Unrealized depreciation on unfunded loan commitments
      (Note 10) ...............................................          324,568
   Accrued expenses and other liabilities .....................        2,115,333
                                                                  --------------
         Total liabilities ....................................      188,643,816
                                                                  --------------
            Net assets, at value ..............................   $4,066,861,703
                                                                  ==============
Net assets consist of:
   Paid-in capital ............................................   $5,396,891,388
   Undistributed net investment income ........................       98,307,916
   Net unrealized appreciation (depreciation) .................     (625,849,802)
   Accumulated net realized gain (loss) .......................     (802,487,799)
                                                                  --------------
            Net assets, at value ..............................   $4,066,861,703
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

CLASS Z:
   Net assets, at value .......................................   $2,020,390,802
                                                                  ==============
   Shares outstanding .........................................      208,542,507
                                                                  ==============
   Net asset value and maximum offering price per share .......   $         9.69
                                                                  ==============
CLASS A:
   Net assets, at value .......................................   $1,592,988,467
                                                                  ==============
   Shares outstanding .........................................      166,265,682
                                                                  ==============
   Net asset value per share(a) ...............................   $         9.58
                                                                  ==============
   Maximum offering price per share (net asset value per
      share / 94.25%) .........................................   $        10.16
                                                                  ==============
CLASS B:
   Net assets, at value .......................................   $   61,385,024
                                                                  ==============
   Shares outstanding .........................................        6,660,021
                                                                  ==============
   Net asset value and maximum offering price per share(a) ....   $         9.22
                                                                  ==============
CLASS C:
   Net assets, at value .......................................   $  392,097,410
                                                                  ==============
   Shares outstanding .........................................       41,751,497
                                                                  ==============
   Net asset value and maximum offering price per share(a) ....   $         9.39
                                                                  ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $3,022,934)
      Unaffiliated issuers ....................................   $   58,618,151
      Non-controlled affiliated issuers (Note 13) .............          237,796
Interest:
      Unaffiliated issuers ....................................       11,172,157
      Reserve for uncollectible interest (Note 8) .............      (23,574,181)
      Non-controlled affiliated issuers (Note 13) .............           96,611
   Income from securities loaned ..............................           17,584
                                                                  --------------
         Total investment income ..............................       46,568,118
                                                                  --------------
Expenses:
   Management fees (Note 3a) ..................................       11,514,630
   Administrative fees (Note 3b) ..............................        1,469,596
   Distribution fees: (Note 3c)
      Class A .................................................        2,346,852
      Class B .................................................          317,327
      Class C .................................................        1,878,127
   Transfer agent fees (Note 3e) ..............................        2,916,508
   Custodian fees (Note 4) ....................................          160,968
   Reports to shareholders ....................................          160,035
   Registration and filing fees ...............................          134,120
   Professional fees ..........................................          470,475
   Trustees' fees and expenses ................................           95,395
   Dividends on securities sold short .........................          748,290
   Stock loan fees ............................................       16,186,763
   Other ......................................................          109,500
                                                                  --------------
         Total expenses .......................................       38,508,586
         Expense reductions (Note 4) ..........................          (50,406)
                                                                  --------------
            Net expenses ......................................       38,458,180
                                                                  --------------
               Net investment income ..........................        8,109,938
                                                                  --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers .................................     (509,575,058)
         Non-controlled affiliated issuers (Note 13) ..........         (389,754)
      Written options .........................................        2,981,191
      Foreign currency transactions ...........................       89,518,746
      Securities sold short ...................................       (5,456,023)
                                                                  --------------
            Net realized gain (loss) ..........................     (422,920,898)
                                                                  --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .............................................      758,537,346
      Translation of other assets and liabilities
         denominated in foreign currencies ....................     (113,240,238)
                                                                  --------------
            Net change in unrealized appreciation
              (depreciation) ..................................      645,297,108
                                                                  --------------
Net realized and unrealized gain (loss) .......................      222,376,210
                                                                  --------------
Net increase (decrease) in net assets resulting from
   operations .................................................   $  230,486,148
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2009        YEAR ENDED
                                                                          (UNAUDITED)     DECEMBER 31, 2008
                                                                       ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................    $    8,109,938     $   101,243,085
      Net realized gain (loss) from investments, written options,
         securities sold short and foreign currency transactions ...      (422,920,898)       (352,770,296)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies .........................       645,297,108      (2,671,184,670)
                                                                        --------------     ---------------
         Net increase (decrease) in net assets resulting from
            operations .............................................       230,486,148      (2,922,711,881)
                                                                        --------------     ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...................................................                --          (6,619,057)
         Class A ...................................................                --          (4,290,717)
         Class B ...................................................                --            (137,348)
         Class C ...................................................                --            (771,400)
      Net realized gains:
         Class Z ...................................................                --         (97,668,819)
         Class A ...................................................                --         (73,463,233)
         Class B ...................................................                --          (3,969,920)
         Class C ...................................................                --         (21,432,695)
                                                                        --------------     ---------------
   Total distributions to shareholders .............................                --        (208,353,189)
                                                                        --------------     ---------------
   Capital share transactions: (Note 2)
         Class Z ...................................................      (102,666,416)       (299,359,816)
         Class A ...................................................      (152,913,908)        142,074,388
         Class B ...................................................       (14,867,145)        (34,340,619)
         Class C ...................................................       (45,317,173)       (110,542,023)
                                                                        --------------     ---------------
   Total capital share transactions ................................      (315,764,642)       (302,168,070)
                                                                        --------------     ---------------
   Redemption fees .................................................                --              19,698
                                                                        --------------     ---------------
         Net increase (decrease) in net assets .....................       (85,278,494)     (3,433,213,442)
Net assets:
   Beginning of period .............................................     4,152,140,197       7,585,353,639
                                                                        --------------     ---------------
   End of period ...................................................    $4,066,861,703     $ 4,152,140,197
                                                                        --------------     ---------------
Undistributed net investment income included in net assets:
   End of period ...................................................    $   98,307,916     $    90,197,978
                                                                        ==============     ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                             34 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                             Semiannual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund purchases or writes option contracts in order to manage equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.


                             36 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on the securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

F. SPECIAL PURPOSE ENTITIES

At June 30, 2009, the Fund contributed an additional $14,140,905 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.

G. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.


                             Semiannual Report | 37

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             38 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                            SIX MONTHS ENDED                  YEAR ENDED
                                              JUNE 30, 2009               DECEMBER 31, 2008
                                      ----------------------------   ---------------------------
                                         SHARES          AMOUNT         SHARES         AMOUNT
                                      ------------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold ....................     5,443,544    $  49,089,751    11,250,144   $ 136,618,769
   Shares issued in reinvestment of
     distributions ................            --               --     7,467,999      96,562,887
   Shares redeemed ................   (17,576,315)    (151,756,167)  (45,025,975)   (532,541,472)
                                      -----------    -------------   -----------   -------------
   Net increase (decrease) ........   (12,132,771)   $(102,666,416)  (26,307,832)  $(299,359,816)
                                      ===========    =============   ===========   =============
CLASS A SHARES:
   Shares sold ....................    13,109,091    $ 114,350,343    83,093,593   $ 933,681,282
   Shares issued in reinvestment of
      distributions ...............            --               --     5,456,844      69,956,428
   Shares redeemed ................   (31,441,923)    (267,264,251)  (73,885,362)   (861,563,322)
                                      -----------    -------------   -----------   -------------
   Net increase (decrease) ........   (18,332,832)   $(152,913,908)   14,665,075   $ 142,074,388
                                      ===========    =============   ===========   =============


                             Semiannual Report | 39

Mutual Beacon Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            SIX MONTHS ENDED                  YEAR ENDED
                                              JUNE 30, 2009               DECEMBER 31, 2008
                                      ----------------------------   ---------------------------
                                         SHARES          AMOUNT         SHARES         AMOUNT
                                      ------------   -------------   -----------   -------------
CLASS B SHARES:
   Shares sold ....................        69,084    $    593,866        253,906   $   3,096,427
   Shares issued in reinvestment of
      distributions ...............            --              --        305,496       3,788,152
   Shares redeemed ................    (1,842,937)    (15,461,011)    (3,422,951)    (41,225,198)
                                       ---------     ------------    -----------   -------------
   Net increase (decrease) ........    (1,773,853)   $(14,867,145)    (2,863,549)  $ (34,340,619)
                                       ==========    ============    ===========   =============
CLASS C SHARES:
   Shares sold ....................     1,365,952    $ 11,776,965      5,583,255   $  66,138,537
   Shares issued in reinvestment of
      distributions ...............            --              --      1,572,454      19,859,013
   Shares redeemed ................    (6,851,447)    (57,094,138)   (16,485,614)   (196,539,573)
                                       ----------    ------------    -----------   -------------
   Net increase (decrease) ........    (5,485,495)   $(45,317,173)    (9,329,905)  $(110,542,023)
                                       ==========    ============    ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.600%         Up to and including $5 billion
       0.570%         Over $5 billion, up to and including $7 billion
       0.550%         Over $7 billion, up to and including $10 billion
       0.540%         In excess of $10 billion


                             40 | Semiannual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.35%
Class B ...........   1.00%
Class C ...........   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $185,417
Contingent deferred sales charges retained ......   $ 15,882

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $2,916,508, of which $1,876,571 was retained by Investor Services.


                             Semiannual Report | 41

Mutual Beacon Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2009, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

(a) Projected benefit obligation at June 30, 2009 .......   $149,734
(b) Increase in projected benefit obligation ............   $  6,668
    Benefit payments made to retired trustees ...........   $  3,227

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $100,024,292 expiring in 2016.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $101,600,195 and $24,314,235, respectively.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...............................   $ 4,694,916,800
                                                      ---------------
Unrealized appreciation ...........................   $   543,854,282
Unrealized depreciation ...........................    (1,145,381,110)
                                                      ---------------
Net unrealized appreciation (depreciation) ........   $  (601,526,828)
                                                      ---------------


                             42 | Semiannual Report

Mutual Beacon Fund

6. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, pass-through entity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, pass-through entity income, and certain dividends on securities sold short.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2009, aggregated $996,245,862 and $1,202,296,455, respectively.

Transactions in options written during the period ended June 30, 2009, were as follows:

                                                NUMBER OF     PREMIUMS
                                                CONTRACTS     RECEIVED
                                                ---------   -----------
Options outstanding at December 31, 2008 ....    103,032    $ 3,770,958
Options written .............................     17,025      2,625,533
Options expired .............................     (7,609)    (1,555,731)
Options exercised ...........................     (7,200)      (514,297)
Options closed ..............................    (99,308)    (3,874,106)
                                                 -------    -----------
Options outstanding at June 30, 2009 ........      5,940    $   452,357
                                                 -------    -----------

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes a reserve for uncollectible interest.

At June 30, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $72,963,520, representing 1.79% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


                             Semiannual Report | 43

Mutual Beacon Fund

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                   ACQUISITION
CONTRACTS                              ISSUER                         DATES             COST          VALUE
-----------------       ------------------------------------   ------------------   -----------   ------------
          484,720       AboveNet Inc. ......................   10/02/01 - 8/08/08   $25,693,460   $ 39,252,626
              613       AboveNet Inc., stock grant, grant
                           price $20.95, expiration date
                           9/09/13 .........................   4/17/06 - 9/08/06             --         36,798
           19,829       AboveNet Inc., wts., 9/08/10 .......   10/02/01 - 9/07/07     2,071,196      1,140,168
       15,831,950       CB FIM Coinvestors LLC .............   1/15/09 - 6/02/09     15,831,950     36,147,508
       20,610,629       Cerberus CG Investor I LLC .........   7/26/07 - 6/17/08     20,540,041      3,916,020
       18,089,600       Cerberus CG Investor I LLC,
                           12.00%, 7/31/14 .................         7/26/07         18,089,600      3,437,024
       20,610,629       Cerberus CG Investor II LLC ........   7/26/07 - 6/17/08     20,540,040      3,916,020
       18,089,600       Cerberus CG Investor II LLC,
                           12.00%, 7/31/14 .................         7/26/07         18,089,600      3,437,024
       10,305,315       Cerberus CG Investor III LLC .......   7/26/07 - 6/17/08     10,270,020      1,958,010
        9,044,800       Cerberus CG Investor III LLC,
                           12.00%, 7/31/14 .................         7/26/07          9,044,800      1,718,512
       19,805,560       Cerberus FIM Investors Holdco LLC ..        11/20/06         19,805,560      1,441,845
       58,615,106       Cerberus FIM Investors Holdco LLC,
                           12.00%, 11/22/13 ................        11/20/06         58,615,105      4,264,308
        1,142,353   (a) DecisionOne Corp. ..................   3/12/99 - 7/18/00        793,798      1,884,882
        1,500,292   (a) DecisionOne Corp., senior secured
                           note, 15.00%, 11/30/13 ..........         6/01/09          1,500,292      1,675,075
          627,237   (a) DecisionOne Corp., wts., 6/08/17 ...         7/09/07                 --             --
           35,242       FE Capital Holdings Ltd. ...........   8/29/03 - 3/11/08      4,098,788             --
        1,157,143       First Chicago Bancorp ..............        11/16/06         16,200,002      2,918,455
          225,943       IACNA Investor LLC .................         7/24/08            231,388          2,259
        2,846,329       International Automotive
                           Components Group Brazil LLC .....   4/13/06 - 12/26/08     1,909,386      2,548,719
          378,194       International Automotive
                           Components Group Japan LLC ......   9/26/06 - 3/27/07      3,283,337      1,046,196
       10,149,082   (b) International Automotive
                           Components Group LLC ............   1/12/06 - 10/16/06    10,151,710      2,302,827
        1,947,800       International Automotive
                           Components Group NA LLC, 9.00%,
                           4/01/17 .........................         3/30/07          1,977,017        883,781


                             44 | Semiannual Report

Mutual Beacon Fund

9. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                   ACQUISITION
CONTRACTS                              ISSUER                         DATES             COST          VALUE
-----------------       ------------------------------------   ------------------   -----------   ------------
        6,469,827       International Automotive Components
                           Group NA LLC, A .................   3/30/07 - 10/10/07   $ 6,404,397   $    246,500
            5,548       Motor Coach Industries
                           International Inc. ..............         4/17/09          6,387,469      7,215,174
           39,804       Motor Coach Industries
                           International Inc., pfd. ........         4/17/09         39,804,000     39,804,000
          163,895       NCB Warrant Holdings Ltd., A .......   12/16/05 - 3/11/08     1,725,660             --
          106,700       Olympus Re Holdings Ltd. ...........        12/19/01         10,318,072        233,182
           29,737       PMG LLC ............................         3/22/04          2,081,593      2,542,518
       22,458,139       Pontus I LLC, junior note, 144A,
                           FRN, 4.856%, 7/24/09 ............   1/22/08 - 2/12/08     31,249,433     21,549,777
        3,561,931       Pontus II Trust, junior profit-
                           participating note, 144A, FRN,
                           7.66%, 6/25/09 ..................         2/29/08          8,911,542      6,205,171
          114,246       PTV Inc., 10.00%, pfd., A ..........   12/07/01 - 3/06/02        71,975         27,419
        4,450,920       Symetra Financial ..................         7/27/04         51,160,000     65,250,487
                                                                                                  ------------
                        TOTAL RESTRICTED SECURITIES (6.32% of Net Assets) .....................   $257,002,285
                                                                                                  ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $294,130 as of June 30, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $1,283,013 as of June 30, 2009.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statements of Investments.

At June 30, 2009, unfunded commitments were as follows:

                                                                UNFUNDED
                                                               COMMITMENT
                                                               ----------
BORROWER
   Realogy Corp., FRN, Revolver, 3.427%, 4/10/13 ...........   $2,564,669
                                                               ----------

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At June 30, 2009, the Fund had aggregate unfunded capital commitments of $63,696,598, for which no depreciation has been recognized.


                             Semiannual Report | 45

Mutual Beacon Fund

12. OTHER DERIVATIVE INFORMATION

At June 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS              ASSET DERIVATIVES                        LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ---------------------------------------   -----------------------------------------
UNDER FASB STATEMENT    STATEMENT OF ASSETS AND     FAIR VALUE    STATEMENT OF ASSETS AND      FAIR VALUE
NO. 133                   LIABILITIES LOCATION        AMOUNT        LIABILITIES LOCATION         AMOUNT
--------------------   --------------------------   ----------   --------------------------   ------------
Foreign exchange
   contracts .......   Unrealized appreciation on                Unrealized depreciation on
                       forward exchange contracts   $3,509,415   forward exchange contracts    $62,142,632
Equity contracts ...   Investments, at value         8,600,798   Options written, at value       1,170,180

For the period ended June 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                          UNREALIZED
                                                                                         APPRECIATION
DERIVATIVE CONTRACTS                                                    REALIZED GAIN   (DEPRECIATION)      AVERAGE
NOT ACCOUNTED FOR AS                                                   (LOSS) FOR THE       FOR THE          AMOUNT
HEDGING INSTRUMENTS                                                     PERIOD ENDED     PERIOD ENDED     OUTSTANDING
UNDER FASB STATEMENT                    STATEMENT OF                      JUNE 30,         JUNE 30,        DURING THE
NO. 133                             OPERATIONS LOCATIONS                    2009             2009          PERIOD(a)
--------------------   ---------------------------------------------   --------------   --------------   -------------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign currencies     $89,507,576    $(113,234,424)     950,543,151
Equity contracts ...   Net realized gain (loss) from investments and
                       written options/Net change in unrealized
                       appreciation (depreciation) on investments            792,392      (10,686,611)          25,352

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.


                             46 | Semiannual Report

Mutual Beacon Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund period ended June 30, 2009, were as shown below.

                                     NUMBER OF                                   NUMBER OF
                                  SHARES/WARRANTS/                           SHARES/WARRANTS/
                                  PRINCIPAL AMOUNT                           PRINCIPAL AMOUNT   VALUE AT                  REALIZED
                                 HELD AT BEGINNING     GROSS        GROSS       HELD AT END       END OF     INVESTMENT    CAPITAL
NAME OF ISSUER                       OF PERIOD       ADDITIONS   REDUCTIONS      OF PERIOD        PERIOD        INCOME   GAIN (LOSS)
--------------                   -----------------  ----------  -----------  ----------------  ------------  ----------  -----------
CONTROLLED AFFILIATES(a)
PMG, LLC ......................          29,737             --           --         29,737     $ 2,542,518   $       --  $      --
                                                                                               ------------  ----------  ---------
NON-CONTROLLED AFFILIATES
CB FIM Coinvestors LLC ........              --     15,831,950           --     15,831,950     $36,147,508   $       --  $      --
DecisionOne Corp. .............       1,142,353             --           --      1,142,353       1,884,882           --         --
DecisionOne Corp., 12.00%,
   4/15/10 ....................       1,470,406         29,886    1,500,292             --              --       88,675   (389,754)
DecisionOne Corp., senior
   secured note, 15.00%,
   11/30/13 ...................              --      1,500,292           --      1,500,292       1,675,075           --         --
DecisionOne Corp., Term Loan B,
   15.00%, 8/29/13 ............         263,440             --           --        263,440         294,130        7,936         --
DecisionOne Corp., wts.,
   6/08/17 ....................         627,237             --           --        627,237              --           --         --
Domtar Corp. ..................      21,549,115      5,967,910  (25,223,940)     2,293,085(b)   38,019,349           --         --
Farmer Brothers Co. ...........       1,033,896             --           --      1,033,896      23,655,541      237,796         --
FE Capital Holdings Ltd. ......          35,242             --           --         35,242              --           --         --
First Chicago Bancorp .........       1,157,143             --           --      1,157,143       2,918,455           --         --
Motor Coach Industries
   International Inc. .........              --          5,548           --          5,548       7,215,174           --         --
Motor Coach Industries
   International Inc., pfd ....              --         39,804           --         39,804      39,804,000           --         --
                                                                                               ------------  ----------  ---------
TOTAL NON-CONTROLLED AFFILIATES                                                                $151,614,114  $  334,407  $(389,754)
                                                                                               ------------  ----------  ---------
TOTAL AFFILIATED SECURITIES (3.79% of Net Assets)                                              $154,156,632  $  334,407  $(389,754)
                                                                                               ============  ==========  =========

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

(b)  Reflects a 1 for 12 reverse stock split during the current year.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                             Semiannual Report | 47

Mutual Beacon Fund

14. OTHER CONSIDERATIONS (CONTINUED)

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

15. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $13,132 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

16. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             48 | Semiannual Report

Mutual Beacon Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                         LEVEL 1         LEVEL 2        LEVEL 3          TOTAL
                                                     --------------   ------------   ------------   --------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Airlines ................................   $    1,498,775   $     22,650   $         --   $    1,521,425
         Auto Components .........................               --             --      6,161,566        6,161,566
         Chemicals ...............................       15,977,490             --      3,149,637       19,127,127
         Commercial Banks ........................       41,955,819             --      2,918,455       44,874,274
         Commercial Services and Supplies ........            8,928             --             --(b)         8,928
         Computers & Peripherals .................       83,118,388             --      1,884,882       85,003,270
         Consumer Finance ........................               --             --     47,379,403       47,379,403
         Diversified Financial Services ..........       57,384,252             --             --(b)    57,384,252
         Diversified Telecommunication Services ..      193,196,188      1,167,587             --(b)   194,363,775
         Insurance ...............................      288,545,175             --     65,483,669      354,028,844
         Machinery ...............................               --             --     47,019,174       47,019,174
         Media ...................................      310,884,979      2,377,325             --(b)   313,262,304
         Metals & Mining .........................               --             --      2,542,518        2,542,518
         Multi-Utilities .........................               --             --            --(b)             --
         Real Estate Management & Development ....       19,258,177             --     28,994,127       48,252,304
         All other Equity Investments(c) .........    2,233,926,795             --             --    2,233,926,795
      Options Purchased ..........................        8,564,000             --             --        8,564,000
      Corporate Bonds, Notes & Senior
         Floating Rate Interests .................               --    142,854,460     45,228,930      188,083,390
      Corporate Bonds, Notes & Senior Floating
         Rate Interests in Reorganization ........               --     59,222,621            250       59,222,871
      Short Term Investments .....................      364,752,095     17,911,657             --      382,663,752
                                                     --------------   ------------   ------------   --------------
         Total Investments in Securities .........   $3,619,071,061   $223,556,300   $250,762,611   $4,093,389,972
                                                     ==============   ============   ============   ==============
   Forward Exchange Contracts ....................   $           --   $  3,509,415   $         --   $    3,509,415
LIABILITIES:
   Options Written ...............................        1,170,180             --             --        1,170,180
   Securities Sold Short .........................       78,669,284             --             --       78,669,284
   Forward Exchange Contracts ....................               --     62,142,632             --       62,142,632
   Unfunded Loan Commitments .....................               --        324,568             --          324,568

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.


                             Semiannual Report | 49

Mutual Beacon Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                                                                       IN UNREALIZED
                                                                                                                       APPRECIATION
                                                               NET CHANGE                                             (DEPRECIATION)
                                                                   IN                                                  ATTRIBUTABLE
                                                     NET       UNREALIZED       NET       TRANSFER                      TO ASSETS
                                     BEGINNING    REALIZED    APPRECIATION   PURCHASES   IN (OUT) OF      ENDING        STILL HELD
                                      BALANCE    GAIN (LOSS) (DEPRECIATION)   (SALES)      LEVEL 3        BALANCE      AT PERIOD END
                                   ------------ ------------ -------------- ----------- -------------  ------------   --------------
ASSETS
   Investments in Securities:
      Equity Investments:(a)
         Auto Components ......... $  5,470,297 $         --  $    700,783  $    (9,514) $         --  $  6,161,566    $   700,783
         Chemicals ...............    3,149,637           --            --           --            --     3,149,637             --
         Commercial Banks ........    8,776,047           --    (5,857,592)          --            --     2,918,455     (5,857,592)
         Commercial Services &
            Supplies .............           --           --            --           --            --            --(b)          --
         Computers &
            Peripherals ..........           --           --     1,884,882           --            --     1,884,882      1,884,882
         Consumer Finance ........   14,444,319           --    17,279,605   15,655,479            --    47,379,403     17,279,605
         Diversified Financial
            Services .............           --           --            --           --            --            --(b)          --
         Diversified
            Telecommunication
            Services .............   24,316,695           --    14,534,385           --   (38,851,081)           --(b)          --
         Health Care Providers &
            Services .............   20,437,039           --    (9,731,930)          --   (10,705,109)           --             --
         Insurance ...............   59,403,216           --     6,080,454           --            --    65,483,669      6,080,454
         Machinery ...............           --           --       827,705   46,191,469            --    47,019,174        827,705
         Media ...................           --           --            --           --            --            --(b)          --
         Metals & Mining .........    2,825,020           --      (282,502)          --            --     2,542,518       (282,502)
         Multi-Utilities .........           --           --            --           --            --            --(b)          --
         Real Estate Management &
            Development ..........   38,815,143           --    (9,821,016)          --            --    28,994,127     (9,821,016)
      Corporate Bonds, Notes &
         Senior Floating Rate
         Interests ...............   51,521,796     (389,754)   (1,434,733)  (4,468,379)           --    45,228,930     (1,824,487)
      Corporate Bonds, Notes &
         Senior Floating Rate
         Interests in
         Reorganization ..........      919,813  (27,296,152)   32,764,058   (6,387,469)           --           250             --
                                   ------------ ------------  ------------  -----------  ------------  ------------    -----------
         TOTAL ................... $230,079,022 $(27,685,906) $ 46,944,099  $50,981,586  $(49,556,190) $250,762,611    $ 8,987,832
                                   ============ ============  ============  ===========  ============  ============    ===========

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.


                             50 | Semiannual Report

Mutual Beacon Fund

17. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 18, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

EUR - Euro
GBP - British Pound

SELECTED PORTFOLIO

FHLB - Federal Home Loan Bank
FRN - Floating Rate Note
L/C - Letter of Credit
PIK - Payment-In-Kind

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU - Barclays Bank
BONY - Bank of New York Mellon
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.


                             Semiannual Report | 51

Mutual Beacon Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including the independent trustees, in 2009, unanimously approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. Such material also addressed some of the actions taken by management in responding to turmoil in the markets in the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. While noting some limitations of the Lipper Section 15(c) Report (as more fully discussed below under "Comparative Expenses and Management Profitability"), they concluded that the report continues to be a reliable resource in the performance of their duties.


                             52 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the overall performance and actions taken by the investment manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced in the last year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Resources, Inc., to provide a source of cash for temporary and emergency purposes or to meet unexpected redemption requests as well as the strong financial position of Franklin Resources, Inc., the investment manager's parent company, and its commitment to the mutual fund business. The trustees also noted that during the past year Franklin Resources, Inc., like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the trustees discussed with management the nature of such reductions and the steps taken to minimize any negative impact on the nature and quality of the services being provided to the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and


                             Semiannual Report | 53

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager's incentive-based compensation is paid in shares of predesignated funds from the portfolio manager's fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.


                             54 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2008. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance and the management of the Fund through the market turmoil and financial crisis. In these meetings, the trustees discussed the losses experienced by the Fund over the past year and the reasons therefor. In addition, particular attention in assessing performance was given to the Lipper
Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. Consistent with the market sell-off that occurred during the past year, the Fund and all of the comparable funds chosen by Lipper experienced losses during such period. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2008, and had annualized total returns for the three- and five-year periods in the middle performing quintiles. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2008, was in the best performing quintile and exceeded 3%, as shown in the Lipper Section 15(c) Report. The Board discussed with the investment manager the reasons for the relative underperformance for the one-year period ended December 31, 2008. While noting such discussions, the Board, overall, was satisfied with the comparative performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's second-best, second-best and best performing quintiles of peer funds for the three-, five- and 10-year periods ended December 31, 2008, respectively. The trustees concluded that, while the Fund's losses over the past year were disappointing, the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund's expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff.


                             Semiannual Report | 55

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2008, the most recent fiscal year end of Franklin Resources, Inc. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking into account in assessing the significance of the Profitability Study, the Board recognized the Profitability Study was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability study covering Franklin Resources, Inc.'s 2009 fiscal year period. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.


                             56 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.


                             Semiannual Report | 57

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees noted that breakpoints have been instituted as part of the Fund's investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             58 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL BEACON FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 S2009 08/09


JUNE 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

                                   (GRAPHIC)

                                                                          GLOBAL

                          MUTUAL GLOBAL DISCOVERY FUND
                        (FORMERLY, MUTUAL DISCOVERY FUND)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................    1
SEMIANNUAL REPORT
Mutual Global Discovery Fund .............................................    5
Performance Summary ......................................................   11
Your Fund's Expenses .....................................................   14
Financial Highlights and Statement of Investments ........................   16
Financial Statements .....................................................   31
Notes to Financial Statements ............................................   35
Shareholder Information ..................................................   52

Shareholder Letter

Dear Mutual Global Discovery Fund Shareholder:

Financial markets reached historical extremes in the first half of 2009. In the U.S. and globally, the economy slowed dramatically in the fourth quarter of 2008 and continued its slide into this year. During the period, the U.S. unemployment rate rose to its highest level in 25 years, housing prices continued their precipitous declines and 30-year U.S. Treasury yields plummeted to a 30-year low of around 2.5%, reflecting great skepticism about the prospects for economic recovery. Each week seemed to bring an addition to the alphabet soup of government programs -- TARP, TALF, PPIP -- designed to stimulate lending and stabilize the financial system. Although there were no repeats of the bankruptcies or government takeovers of financial services companies on the scale of Bear Stearns, Lehman Brothers, AIG or Fannie Mae, the specter of major bank nationalization was all too real, as was the possibility of a further serious and potentially calamitous blow to the system. Investors correctly understood that banks and other large financial players needed substantial amounts of additional capital to survive -- the question was at what price and whether further government control would be necessary.

Given that the global economy's financial underpinnings weakened considerably but did not completely implode, investor sentiment switched from panic to relief during the first six months of the year. The low in early March for the Standard & Poor's 500 Index -- down 26% from 2008 year-end and 57% from its peak in October 2007 -- was followed by a 42% rebound to its recent, second-quarter high on June 11.(1) The 57% drop was the third worst since 1900.(1) At the same time, yields on 30-year Treasuries shot up to

(1). Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The index is one of the most widely used benchmarks of U.S. equity performance.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

4.8% in June, resulting in their worst six-month performance in over 16 years. European equity markets were similarly volatile although they did not experience as significant a rebound since most investors believed that the recovery in Europe would be slower than in the U.S.

Trying to analyze the origin of investment bubbles, what prompts their demise and what ultimately causes markets to rebound when pessimism reigns supreme is a fascinating exercise but probably more art than science. Confidence plays an enormous role in the stability of our financial system, and the mere fact that the system did not collapse in March of this year set the stage for a huge rebound. More substantively, the results of the government "stress test" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. The self-reinforcing nature of raising capital lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive spreads. Additionally, the bankruptcies of General Motors and Chrysler, although particularly painful for dealers, suppliers and those directly dependent on the auto industry, were absorbed without triggering further systemic risk. Investors began to grasp the "green shoots" as aggressively as they had looked for protection in a proverbial bunker a month or two before.

Last year was especially disappointing for us at Franklin Mutual Advisers because we did not achieve our objective of preserving capital: our investors experienced significant losses in their portfolios. The good news so far this year is that Mutual Global Discovery Fund is back in positive territory through June 30, although not nearly enough to offset last year's losses. We began the year in a fairly defensive posture and with a relatively high cash balance, as we chose over the course of 2008 to trim or exit some investments where we perceived the level of risk to be increasing. Nevertheless, the heightened fear in the marketplace began to open up attractive investment opportunities, and we selectively invested in a diverse group of undervalued equities, attractive merger arbitrage situations, and distressed debt opportunities. Consistent with the expectations outlined in our 2008 year-end letter, we added to companies in economically defensive industries, with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, including companies in the consumer staples sector and the health care sector. We also anticipated purchases in some economically sensitive industries, and likewise increased our investments in some energy companies where we believe we found good value.


                      2 | Not part of the semiannual report

Late in 2008 and early in 2009, we began to find opportunities in senior secured corporate loans trading at levels we perceived reflected mispriced risk. These are exactly the types of opportunities that we patiently wait for and that we had not seen since the last big credit default cycle of 2001-2003, which included the frauds at Enron, Tyco and WorldCom. On the bankruptcy front recently, although the absolute number of bankruptcies increased, not many met the "good company, bad balance sheet" model we like, although we expect more of these as "covenant lite," highly leveraged balance sheets eventually reach a tipping point.

On the merger and acquisition front, the market for corporate control collapsed in 2008 and early 2009 alongside the equity markets, as corporate boards suffered from the same uncertainty, risk aversion and credit unavailability as other investors. Managements had little visibility regarding their own near-term business prospects and minimal appetite to do anything other than hunker down. However, a few large health care deals did emerge as those acquirers took advantage of their relatively stable cash flows and strong balance sheets to pursue a needed rationalization of the industry. The good news here is that we believe the potential returns for these deals are as attractive as we have seen in many years, perhaps reflecting the memories of broken deals of 2008 and fewer players looking to invest in such situations. We expect an increase in mergers and acquisitions during the rest of 2009 as industry leaders consider further consolidation in a slow growth environment at prices that are still well below their peaks of 2007.

While substantial uncertainties remain -- near-term ones such as the pace of economic recovery and longer term ones such as the ability of the U.S. to manage its enormous structural deficits and the fate of the U.S. dollar as the world's reserve currency -- we believe we are back in a "stock picker's" environment and that is where we like to be. Macroeconomic developments do


                     Not part of the semiannual report | 3
matter, but not to the exclusion of company specifics, as seemed to be the case for much of 2008 and the first part of this year. That is why we are particularly excited at this point of the cycle and hope that you share our enthusiasm as well. We appreciate your trust and support over the past 18 months and look forward to better investing times ahead.

Sincerely,


/s/ Peter A. Langerman
-----------------------------------
Peter A. Langerman
Chairman, President and Chief
Executive Officer Franklin Mutual
Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      4 | Not part of the semiannual report

Semiannual Report

Mutual Global Discovery Fund
(formerly, Mutual Discovery Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Global Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

We are pleased to bring you Mutual Global Discovery Fund's semiannual report for the period ended June 30, 2009. The Fund's goal and strategy have not changed; however, we changed the Fund's name to better reflect its strategy of seeking opportunities around the world.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Mutual Global Discovery Fund - Class Z delivered a +7.76% cumulative total return for the six months ended June 30, 2009. The Fund outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the Standard & Poor's 500 Index (S&P 500), which had +6.79% and +3.16% total returns for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, global equities hit new bear market lows in March before delivering their biggest quarterly rally in more than a decade. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic

(1). Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                              Semiannual Report | 5
contraction, investors regained some risk appetite, rotating capital back into cyclical sectors such as financials, materials and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

U.S.                      16.7%
U.K.                      11.6%
France                    11.3%
Germany                   4.6%
Hong Kong                 4.6%
Switzerland               4.4%
Norway                    2.7%
Denmark                   2.0%
South Korea               1.8%
Bermuda                   1.6%
Netherlands               1.5%
Italy                     1.1%
Japan                     1.0%
Mexico                    1.0%
Other                     2.1%
Short-Term Investments &
   Other Net Assets       32.0%

In the reporting period's final weeks, global equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. For example, initial U.S. jobless claims fell to their lowest levels in six months during May, but unemployment rose again at the end of the period to 9.5%.(2) In Europe, policymakers committed to an easier monetary regime, but the eurozone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(3) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(4)

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy

(2.)   Source: Bureau of Labor Statistics.

(3.)   Source: European Communities Eurostat.

(4.)   Source: People's Bank of China.


                              6 | Semiannual Report
or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the first half of 2009, the Fund's top performers were Carlsberg, a leading European brewer headquartered in Denmark; Seadrill, a Norwegian deepwater contract driller; and Marine Harvest, a Norway-based salmon producer with far-reaching global operations.

Carlsberg's share price almost doubled during the reporting period, due in part to diminishing concerns over a possible devaluation of the Russian ruble as oil prices strengthened in 2009's second quarter. Aside from currency-related influences, Carlsberg also delivered a very strong set of results, including excellent price momentum that more than offset a decline in sales volume; market share gains, especially in Russia, where the company now controls more than 40% of the beer market; and margin progression as the company delivered on its cost savings program. Also, market concerns about Carlsberg's balance sheet were successfully addressed by management, who remained focused on free cash flow generation and debt reduction.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/09

                                 % OF TOTAL
                                 NET ASSETS
                                 ----------
Tobacco                           12.3%
Food Products                      7.6%
Pharmaceuticals                    6.7%
Beverages                          6.1%
Industrial Conglomerates           3.8%
Energy Equipment & Services        3.7%
Insurance                          3.2%
Commercial Banks                   3.2%
Media                              2.4%
Diversified Financial Services     1.9%


                              Semiannual Report | 7

Seadrill's share price benefited from the resilience of the deepwater drilling segment in terms of day rates. Brazilian national oil company Petrobras continued its multiyear effort to tender for additional deepwater offshore drilling rigs and develop the country's claim to the vast and recently discovered Tupi underwater oil field. According to our analysis, Seadrill is extremely well positioned in this regard because it still had some of its modern, highly specialized rigs available for use, while being among the very few suppliers not facing financing issues, and while also being able to deliver its equipment on schedule. At period-end, Seadrill was in the process of refinancing its debt and could begin paying a dividend in the second half of 2009.

TOP 10 HOLDINGS
6/30/09

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY, COUNTRY         NET ASSETS
------------------------         ----------
Schering-Plough Corp.               3.4%
   PHARMACEUTICALS, U.S.
British American Tobacco PLC        3.3%
   TOBACCO, U.K.
Wyeth                               3.3%
   PHARMACEUTICALS, U.S.
Imperial Tobacco Group PLC          2.8%
   TOBACCO, U.K.
Danone                              2.4%
   FOOD PRODUCTS, FRANCE
Lorillard Inc.                      2.2%
   TOBACCO, U.S.
Carlsberg AS, A & B                 2.0%
   BEVERAGES, DENMARK
Pernod Ricard SA                    2.0%
   BEVERAGES, FRANCE
Eutelsat Communications             1.7%
   MEDIA, FRANCE
Berkshire Hathaway Inc., A & B      1.7%
   INSURANCE, U.S.

Investor concerns about Chilean salmon production sent Marine Harvest's share price plunging in 2008. In our view, investors had forgotten that lower salmon supply would normally translate into higher prices. As salmon prices increased by more than 40% during the first half of 2009, Marine Harvest's cash flow increased and it regained investor interest. Besides operational gearing, financial gearing also positively affected Marine Harvest's share price. Largely as a result of these conditions, Marine Harvest's share price roughly quadrupled during the six-month period.

As always, there were some detractors from Fund performance. These included U.K.-based Imperial Tobacco, a leading international tobacco company; Berkshire Hathaway, a U.S. conglomerate headed by Warren Buffet; and E-L Financial, a Canadian investment holding company.

Imperial Tobacco shares declined after investors grew wary about the company's balance sheet and dividend policy, and they generally rotated away from typically defensive sectors as cyclical stocks rallied strongly during the second quarter. At period-end, we still believed Imperial shares were an attractive investment trading at a single-digit 2010 price-to-earnings multiple and boasting more than 10% in free cash flow yield.

Berkshire Hathaway shares underperformed as investors switched into financials that were perceived to be more sensitive to the upside in capital markets. Investors also continued to exhibit concern over the long-term put options written by Berkshire that would be triggered if equity markets continued to sustain substantial declines.


                              8 | Semiannual Report

E-L Financial has direct exposure to capital markets through its investment company United Corporations Ltd. and indirect exposure through its control of The Dominion of Canada General Insurance and The Empire Life Insurance companies. The stock suffered early in the year as a consequence of this capital markets exposure, but subsequently recovered somewhat through period-end.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual Global Discovery Fund. We look forward to serving your future investment needs.

(PHOTO OF ANNE E. GUDEFIN)


/s/ Anne E. Gudefin
-----------------------------------
Anne E. Gudefin, CFA
Co-Portfolio Manager

(PHOTO OF CHARLES M. LAHR)


/s/ Charles M. Lahr
-----------------------------------
Charles M. Lahr, CFA
Co-Portfolio Manager

Mutual Global Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 9

ANNE GUDEFIN has been portfolio manager for Mutual Global Discovery Fund since 2005. She is also portfolio manager for Mutual Quest Fund, and has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

CHARLES LAHR has been portfolio manager for Mutual Global Discovery Fund since 2007. He has also been portfolio manager for Mutual Financial Services Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and Principal Financial Group.


                             10 | Semiannual Report

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: MDISX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$1.75    $24.29    $22.54

CLASS A (SYMBOL: TEDIX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$1.70    $24.00    $22.30

CLASS B (SYMBOL: TEDBX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$1.59    $23.48    $21.89

CLASS C (SYMBOL: TEDSX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$1.60    $23.76    $22.16

CLASS R (SYMBOL: TEDRX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$1.67    $23.79    $22.12


                             Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                              6-MONTH          1-YEAR     5-YEAR    10-YEAR
----------                              -------          ------    -------   --------
Cumulative Total Return(2)                +7.76%         -12.19%    +44.15%   +125.67%
Average Annual Total Return(3)            +7.76%         -12.19%     +7.59%     +8.48%
Value of $10,000 Investment(4)          $10,776          $8,781    $14,415    $22,567
   Total Annual Operating Expenses(5)             1.02%

CLASS A(1)                              6-MONTH          1-YEAR     5-YEAR    10-YEAR
----------                              -------          ------    -------   --------
Cumulative Total Return(2)                +7.62%         -12.41%    +41.95%   +118.33%
Average Annual Total Return(3)            +1.44%         -17.44%     +6.00%     +7.48%
Value of $10,000 Investment(4)          $10,144          $8,256    $13,381    $20,574
   Total Annual Operating Expenses(5)             1.30%

CLASS B(1)                             6-MONTH           1-YEAR     5-YEAR    10-YEAR
----------                             --------          -------   -------   --------
Cumulative Total Return(2)                +7.26%         -13.08%    +37.16%   +107.11%
Average Annual Total Return(3)            +3.26%         -16.40%     +6.21%     +7.55%
Value of $10,000 Investment(4)          $10,326          $8,360    $13,516    $20,711
   Total Annual Operating Expenses(5)             2.02%

CLASS C(1)                              6-MONTH          1-YEAR     5-YEAR    10-YEAR
----------                              -------          ------    -------   --------
Cumulative Total Return(2)                +7.22%         -13.06%    +37.13%   +104.19%
Average Annual Total Return(3)            +6.22%         -13.89%     +6.52%     +7.40%
Value of $10,000 Investment(4)          $10,622          $8,611    $13,713    $20,419
   Total Annual Operating Expenses(5)             2.01%

                                                                             INCEPTION
CLASS R                                 6-MONTH          1-YEAR     5-YEAR    (1/1/02)
-------                                 -------          ------    -------   ---------
Cumulative Total Return(2)                +7.55%         -12.63%    +40.64%    +73.22%
Average Annual Total Return(3)            +7.55%         -12.63%     +7.06%     +7.61%
Value of $10,000 Investment(4)          $10,755          $8,737    $14,064    $17,322
   Total Annual Operating Expenses(5)             1.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             12 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS INCLUDING CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S INVESTMENTS IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS ALSO INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS. THE FUND MAY INVEST IN LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $1,077.60              $ 5.82
Hypothetical (5% return before expenses)         $1,000           $1,019.19              $ 5.66
CLASS A
Actual                                           $1,000           $1,076.20              $ 7.31
Hypothetical (5% return before expenses)         $1,000           $1,017.75              $ 7.10
CLASS B
Actual                                           $1,000           $1,072.60              $10.95
Hypothetical (5% return before expenses)         $1,000           $1,014.23              $10.64
CLASS C
Actual                                           $1,000           $1,072.20              $10.94
Hypothetical (5% return before expenses)         $1,000           $1,014.23              $10.64
CLASS R
Actual                                           $1,000           $1,075.50              $ 8.39
Hypothetical (5% return before expenses)         $1,000           $1,016.71              $ 8.15

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.13%; A: 1.42%; B: 2.13%; C: 2.13%; and R:
     1.63%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 15

Mutual Global Discovery Fund

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    ------------------------------------------------------------------
CLASS Z                                       (UNAUDITED)        2008          2007          2006          2005          2004
-------                                    ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...    $    22.54        $    32.45    $    30.45     $   26.28    $    24.26    $    20.81
                                            ----------        ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ............          0.16(c)           0.51          0.69          0.67          0.37          0.41
   Net realized and unrealized gains
      (losses) .........................          1.59             (9.11)         2.76          5.36          3.43          3.58
                                            ----------        ----------    ----------    ----------    ----------    ----------
Total from investment operations .......          1.75             (8.60)         3.45          6.03          3.80          3.99
                                            ----------        ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...............            --             (0.44)        (0.74)        (0.63)        (0.44)        (0.54)
   Net realized gains ..................            --             (0.87)        (0.71)        (1.23)        (1.34)           --
                                            ----------        ----------    ----------    ----------    ----------    ----------
Total distributions ....................            --             (1.31)        (1.45)        (1.86)        (1.78)        (0.54)
                                            ----------        ----------    ----------    ----------    ----------    ----------
Redemption fees(d) .....................            --                --(e)         --(e)         --(e)         --(e)         --(e)
                                            ----------        ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........    $    24.29        $    22.54    $    32.45     $   30.45    $    26.28    $    24.26
                                            ==========        ==========    ==========     =========    ==========    ==========
Total return(f) ........................          7.76%           (26.55)%       11.32%        23.43%        15.70%        19.39%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h, i) .........................          1.13%             1.02%         1.01%         1.05%         1.07%         1.07%
Expenses - excluding dividend expense
   on securities sold short(h) .........          1.04%             1.02%         1.01%         1.02%         1.04%         1.06%
Net investment income ..................          1.37%(c)          1.81%         2.09%         2.28%         1.42%         1.87%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $4,139,808        $3,490,622    $4,720,388    $3,923,802    $3,033,756    $2,578,585
Portfolio turnover rate ................         13.29%            25.23%        25.12%        22.27%        25.69%        34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.82%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Global Discovery Fund

                                           SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    ------------------------------------------------------------------
CLASS A                                       (UNAUDITED)        2008          2007           2006         2005          2004
-------                                    ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...    $    22.30        $    32.09    $    30.14    $    26.04    $    24.07    $    20.67
                                            ----------        ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ............          0.12(c)           0.43          0.58          0.55          0.27          0.33
   Net realized and unrealized gains
      (losses) .........................          1.58             (8.99)         2.73          5.34          3.41          3.54
                                            ----------        ----------    ----------    ----------    ----------    ----------
Total from investment operations .......          1.70             (8.56)         3.31          5.89          3.68          3.87
                                            ----------        ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...............            --             (0.36)        (0.65)        (0.56)        (0.37)        (0.47)
   Net realized gains ..................            --             (0.87)        (0.71)        (1.23)        (1.34)           --
                                            ----------        ----------    ----------    ----------    ----------    ----------
Total distributions ....................            --             (1.23)        (1.36)        (1.79)        (1.71)        (0.47)
                                            ----------        ----------    ----------    ----------    ----------    ----------
Redemption fees(d) .....................            --                --(e)         --(e)         --(e)         --(e)         --(e)
                                            ----------        ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........    $    24.00        $    22.30    $    32.09    $    30.14    $    26.04    $    24.07
                                            ==========        ==========    ==========    ==========    ==========    ==========
Total return(f) ........................          7.62%           (26.73)%       10.96%        23.02%        15.29%        18.98%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h, i) .........................          1.42%             1.30%         1.32%         1.36%         1.42%         1.42%
Expenses - excluding dividend expense
   on securities sold short(h) .........          1.33%             1.30%         1.32%         1.33%         1.39%         1.41%
Net investment income ..................          1.08%(c)          1.53%         1.78%         1.97%         1.07%         1.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $6,539,763        $5,900,616    $8,913,527    $6,128,353    $3,545,288    $2,106,695
Portfolio turnover rate ................         13.29%            25.23%        25.12%        22.27%        25.69%        34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.53%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Global Discovery Fund

                                           SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    --------------------------------------------------------
CLASS B                                       (UNAUDITED)       2008        2007        2006        2005        2004
-------                                    ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  21.89        $  31.46    $  29.55    $  25.57    $  23.67    $  20.35
                                              --------        --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ............          0.04(c)         0.23        0.36        0.38        0.11        0.18
   Net realized and unrealized gains
      (losses) .........................          1.55           (8.79)       2.67        5.19        3.33        3.49
                                              --------        --------    --------    --------    --------    --------
Total from investment operations .......          1.59           (8.56)       3.03        5.57        3.44        3.67
                                              --------        --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ...............            --           (0.14)      (0.41)      (0.36)      (0.20)      (0.35)
   Net realized gains ..................            --           (0.87)      (0.71)      (1.23)      (1.34)         --
                                              --------        --------    --------    --------    --------    --------
Total distributions ....................            --           (1.01)      (1.12)      (1.59)      (1.54)      (0.35)
                                              --------        --------    --------    --------    --------    --------
Redemption fees(d) .....................            --              --(e)       --(e)       --(e)       --(e)       --(e)
                                              --------        --------    --------    --------    --------    --------
Net asset value, end of period .........      $  23.48        $  21.89    $  31.46    $  29.55    $  25.57    $  23.67
                                              ========        ========    ========    ========    ========    ========
Total return(f) ........................          7.26%         (27.28)%     10.22%      22.16%      14.59%      18.22%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h, i) .........................          2.13%           2.02%       2.01%       2.05%       2.07%       2.07%
Expenses - excluding dividend expense on
   securities sold short(h) ............          2.04%           2.02%       2.01%       2.02%       2.04%       2.06%
Net investment income ..................          0.37%(c)        0.81%       1.09%       1.28%       0.42%       0.87%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $149,145        $160,174    $276,175    $274,181    $225,158    $186,841
Portfolio turnover rate ................         13.29%          25.23%      25.12%      22.27%      25.69%      34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.82%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Global Discovery Fund

                                           SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    ----------------------------------------------------------------
CLASS C                                       (UNAUDITED)        2008          2007           2006         2005         2004
-------                                    ----------------   ----------    ----------    ----------    ----------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...    $    22.16        $    31.84    $    29.23    $    25.90    $    23.97    $  20.59
                                            ----------        ----------    ----------    ----------    ----------    --------
Income from investment operations(a):
   Net investment income(b) ............          0.04(c)           0.23          0.36          0.36          0.11        0.19
   Net realized and unrealized gains
      (losses) .........................          1.56             (8.89)         2.70          5.28          3.38        3.53
                                            ----------        ----------    ----------    ----------    ----------    --------
Total from investment operations .......          1.60             (8.66)         3.06          5.64          3.49        3.72
                                            ----------        ----------    ----------    ----------    ----------    --------
Less distributions from:
   Net investment income ...............            --             (0.15)        (0.44)        (0.38)        (0.22)      (0.34)
   Net realized gains ..................            --             (0.87)        (0.71)        (1.23)        (1.34)         --
                                            ----------        ----------    ----------    ----------    ----------    --------
Total distributions ....................            --             (1.02)        (1.15)        (1.61)        (1.56)      (0.34)
                                            ----------        ----------    ----------    ----------    ----------    --------
Redemption fees(d) .....................            --                --(e)         --(e)         --(e)         --(e)       --(e)
                                            ----------        ----------    ----------    ----------    ----------    --------
Net asset value, end of period .........    $    23.76        $    22.16    $    31.84    $    29.93    $    25.90    $  23.97
                                            ==========        ==========    ==========    ==========    ==========    ========
Total return(f) ........................          7.22%           (27.27)%       10.24%        22.17%        14.56%      18.17%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h, i) .........................          2.13%             2.01%         2.01%         2.05%         2.07%       2.07%
Expenses - excluding dividend expense on
   securities sold short(h) ............          2.04%             2.01%         2.01%         2.02%         2.04%       2.06%
Net investment income ..................          0.37%(c)          0.82%         1.09%         1.28%         0.42%       0.87%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $2,116,890        $1,978,793    $3,075,593    $2,242,348    $1,435,702    $968,934
Portfolio turnover rate ................         13.29%            25.23%        25.12%        22.27%        25.69%      34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.82%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Mutual Global Discovery Fund

                                           SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    -------------------------------------------------------
CLASS R                                       (UNAUDITED)        2008        2007        2006        2005       2004
-------                                    ----------------   ----------   --------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  22.12         $  31.85    $  29.23    $  25.88    $ 23.94    $ 20.57
                                              --------         --------    --------    --------    -------    -------
Income from investment operations(a):
   Net investment income(b) ..............        0.10(c)          0.36        0.51        0.50       0.22       0.29
   Net realized and unrealized gains
      (losses) .........................          1.57            (8.92)       2.72        5.29       3.40       3.54
                                              --------         --------    --------    --------    -------    -------
Total from investment operations .......          1.67            (8.56)       3.23        5.79       3.62       3.83
                                              --------         --------    --------    --------    -------    -------
Less distributions from:
   Net investment income ...............            --            (0.30)      (0.60)      (0.51)     (0.34)     (0.46)
   Net realized gains ..................            --            (0.87)      (0.71)      (1.23)     (1.34)      --
                                              --------         --------    --------    --------    -------    -------
Total distributions ....................            --            (1.17)      (1.31)      (1.74)     (1.68)     (0.46)
                                              --------         --------    --------    --------    -------    -------
Redemption fees(d) .....................            --               --(e)       --(e)       --(e)      --(e)      --(e)
                                              --------         --------    --------    --------    -------    -------
Net asset value, end of period .........      $  23.79         $  22.12    $  31.85    $  29.93    $ 25.88    $ 23.94
                                              ========         ========    ========    ========    =======    =======
Total return(f) ........................          7.55%          (26.92)%     10.76%      22.78%     15.13%     18.84%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h, i) .........................          1.63%            1.52%       1.51%       1.55%      1.57%      1.57%
Expenses - excluding dividend expense on
   securities sold short(h) ............          1.54%            1.52%       1.51%       1.52%      1.54%      1.56%
Net investment income ..................          0.87%(c)         1.31%       1.59%       1.78%      0.92%      1.37%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $268,602         $206,858    $275,002    $175,790    $99,501    $46,690
Portfolio turnover rate ................         13.29%           25.23%      25.12%      22.27%     25.69%     34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.32%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Mutual Global Discovery Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                                                 SHARES/WARRANTS/
                                                                                   COUNTRY           CONTRACTS           VALUE
                                                                               --------------   -----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 68.0%
          AIRLINES 0.0%(a)
      (b) ACE Aviation Holdings Inc., A ....................................        Canada          1,341,927       $     6,115,665
      (b) Delta Air Lines Inc ..............................................    United States           5,719                33,113
    (b,c) Northwest Airlines Corp., Contingent Distribution ................    United States      69,160,000                43,571
                                                                                                                    ---------------
                                                                                                                          6,192,349
                                                                                                                    ---------------
          AUTO COMPONENTS 0.1%
  (b,c,d) Collins & Aikman Products Co., Contingent Distribution ...........    United States       1,967,769                19,678
  (b,c,d) Dana Holding Corp., Contingent Distribution ......................    United States      25,003,000                    --
  (b,e,f) IACNA Investor LLC ...............................................    United States         402,771                 4,028
  (b,e,g) International Automotive Components Group Brazil LLC .............        Brazil          3,819,425             3,420,068
(b,e,f,g) International Automotive Components Group Japan LLC ..............        Japan             650,533             1,799,565
  (b,e,g) International Automotive Components Group LLC ....................      Luxembourg       13,618,870             3,090,121
  (b,e,g) International Automotive Components Group NA LLC, A ..............    United States      11,533,276               439,418
                                                                                                                    ---------------
                                                                                                                          8,772,878
                                                                                                                    ---------------
          BEVERAGES 6.1%
          Brown-Forman Corp., A ............................................    United States         143,200             6,602,952
          Brown-Forman Corp., B ............................................    United States         525,362            22,580,059
          Carlsberg AS, A ..................................................       Denmark            113,300             7,415,341
          Carlsberg AS, B ..................................................       Denmark          4,089,551           262,264,265
      (b) Dr. Pepper Snapple Group Inc. ....................................    United States       4,420,669            93,673,976
          Fomento Economico Mexicano SAB de CV, ADR ........................        Mexico          3,957,984           127,605,404
          Lion Nathan Ltd. .................................................      Australia         2,332,248            21,728,953
      (h) Pernod Ricard SA .................................................        France          4,164,829           262,112,121
                                                                                                                    ---------------
                                                                                                                        803,983,071
                                                                                                                    ---------------
          CAPITAL MARKETS 0.4%
          Man Group PLC ....................................................   United Kingdom       9,099,670            41,547,696
          Marfin Investment Group Holdings SA ..............................       Greece           3,224,490            13,839,370
                                                                                                                    ---------------
                                                                                                                         55,387,066
                                                                                                                    ---------------
          CHEMICALS 0.7%
  (b,c,d) Dow Corning Corp., Contingent Distribution .......................    United States      14,735,153             2,857,538
          Sika AG ..........................................................     Switzerland           85,406            94,764,593
                                                                                                                    ---------------
                                                                                                                         97,622,131
                                                                                                                    ---------------
          COMMERCIAL BANKS 3.2%
          Barclays PLC .....................................................   United Kingdom      24,802,149           115,487,255
          BNP Paribas SA ...................................................       France           1,644,085           106,652,211
  (b,e,f) FE Capital Holdings Ltd. .........................................       Japan               29,212                    --
      (b) Intesa Sanpaolo SpA ..............................................       Italy           25,901,876            83,377,289
      (b) Investors Bancorp Inc. ...........................................   United States            1,775                16,259
    (b,e) NCB Warrant Holdings Ltd., A .....................................       Japan              135,864                    --
      (b) Royal Bank of Scotland Group PLC .................................   United Kingdom      22,172,940            14,096,741
          Societe Generale, A ..............................................       France           1,753,702            95,647,090
          SunTrust Banks Inc. ..............................................    United States         218,700             3,597,615
                                                                                                                    ---------------
                                                                                                                        418,874,460
                                                                                                                    ---------------


                             Semiannual Report | 21

Mutual Global Discovery Fund

                                                                                                 SHARES/WARRANTS/
                                                                                   COUNTRY           CONTRACTS           VALUE
                                                                               --------------   -----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL SERVICES & SUPPLIES 0.1%
      (b) Comdisco Holding Co. Inc. ........................................    United States             929       $         6,782
    (b,c) Comdisco Holding Co. Inc., Contingent Distribution ...............    United States      37,660,000                    --
          Fursys Inc. ......................................................     South Korea          547,260             9,809,296
                                                                                                                    ---------------
                                                                                                                          9,816,078
                                                                                                                    ---------------
          COMPUTERS & PERIPHERALS 1.2%
    (b,e) DecisionOne Corp. ................................................    United States         359,884               593,809
    (b,e) DecisionOne Corp., wts., 6/08/17 .................................    United States         197,603                    --
      (b) Dell Inc. ........................................................    United States       3,355,720            46,074,035
      (b) Sun Microsystems Inc. ............................................    United States      11,661,140           107,515,711
                                                                                                                    ---------------
                                                                                                                        154,183,555
                                                                                                                    ---------------
          CONSTRUCTION MATERIALS 0.4%
          Ciments Francais SA ..............................................        France            399,572            33,805,724
          Hanil Cement Co. Ltd. ............................................     South Korea          296,309            17,246,727
                                                                                                                    ---------------
                                                                                                                         51,052,451
                                                                                                                    ---------------
          CONSUMER FINANCE 0.0%(a)
    (b,e) Cerberus CG Investor I LLC .......................................    United States       9,005,073             1,710,964
    (b,e) Cerberus CG Investor II LLC ......................................    United States       9,005,073             1,710,964
    (b,e) Cerberus CG Investor III LLC .....................................    United States       4,502,537               855,482
    (b,e) Cerberus FIM Investors Holdco LLC ................................    United States      30,279,560             2,204,352
                                                                                                                    ---------------
                                                                                                                          6,481,762
                                                                                                                    ---------------
          DIVERSIFIED FINANCIAL SERVICES 1.9%
          Deutsche Boerse AG ...............................................       Germany          2,471,898           191,660,422
      (b) Fortis ...........................................................       Belgium         12,820,860            43,697,571
          Guinness Peat Group PLC ..........................................   United Kingdom      33,567,186            14,724,850
    (b,c) Marconi Corp., Contingent Distribution ...........................   United Kingdom      33,909,700                    --
                                                                                                                    ---------------
                                                                                                                        250,082,843
                                                                                                                    ---------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 1.2%
    (b,e) AboveNet Inc. ....................................................    United States         366,651            29,691,398
    (b,e) AboveNet Inc., stock grant, grant price $20.95, expiration
             date 9/09/13 ..................................................    United States             464                27,854
    (b,e) AboveNet Inc., wts., 9/08/10 .....................................    United States          14,911               857,383
  (b,c,d) Global Crossing Holdings Ltd., Contingent Distribution ...........    United States      45,658,716                    --
      (h) Koninklijke KPN NV ...............................................     Netherlands        9,499,339           130,559,658
                                                                                                                    ---------------
                                                                                                                        161,136,293
                                                                                                                    ---------------
          ELECTRIC UTILITIES 1.6%
      (h) E.ON AG ..........................................................       Germany          6,079,540           215,140,330
                                                                                                                    ---------------
          ENERGY EQUIPMENT & SERVICES 3.7%
      (i) Bourbon SA .......................................................        France          1,134,755            44,461,535
      (b) BW Offshore Ltd. .................................................        Norway         18,666,535            23,213,835
      (b) Compagnie Generale de Geophysique SA .............................        France          2,902,660            52,152,983
    (b,f) Dockwise Ltd. ....................................................        Norway         12,379,100            13,951,480
      (b) Petroleum Geo-Services ASA .......................................        Norway          1,796,568            11,129,232
      (b) Pride International Inc. .........................................    United States       2,855,610            71,561,587


                             22 | Semiannual Report

Mutual Global Discovery Fund

                                                                                               SHARES/WARRANTS/
                                                                                 COUNTRY           CONTRACTS           VALUE
                                                                             --------------   -----------------   ---------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            ENERGY EQUIPMENT & SERVICES (CONTINUED)
            Seadrill Ltd. ................................................       Bermuda         10,795,821       $   154,060,590
        (b) Transocean Ltd. ..............................................    United States       1,544,674           114,753,831
                                                                                                                  ---------------
                                                                                                                      485,285,073
                                                                                                                  ---------------
            FOOD & STAPLES RETAILING 0.7%
        (h) Carrefour SA .................................................        France          2,249,735            95,989,656
                                                                                                                  ---------------
            FOOD PRODUCTS 7.6%
            Cadbury PLC ..................................................   United Kingdom      14,741,669           125,641,967
        (b) Cermaq ASA ...................................................        Norway          1,259,560            10,034,736
        (f) CSM NV .......................................................     Netherlands        4,229,160            62,402,748
        (h) Danone .......................................................        France          6,528,096           322,118,915
        (f) Farmer Brothers Co. ..........................................    United States         904,637            20,698,095
        (b) Lighthouse Caledonia ASA .....................................        Norway          1,401,289                60,993
            Lotte Confectionary Co. Ltd. .................................     South Korea           52,189            40,938,971
    (b,f,i) Marine Harvest ...............................................        Norway        178,709,281           120,011,828
            Nestle SA ....................................................     Switzerland        4,815,172           181,283,318
            Nong Shim Co. Ltd. ...........................................     South Korea          210,569            37,825,777
        (b) Premier Foods PLC ............................................   United Kingdom      89,375,182            54,409,780
            Rieber & Son ASA .............................................        Norway          3,605,065            23,817,448
                                                                                                                  ---------------
                                                                                                                      999,244,576
                                                                                                                  ---------------
            HEALTH CARE PROVIDERS & SERVICES 0.6%
        (b) Kindred Healthcare Inc. ......................................    United States       1,144,480            14,157,217
            Rhoen-Klinikum AG ............................................       Germany          3,163,170            69,833,068
                                                                                                                  ---------------
                                                                                                                       83,990,285
                                                                                                                  ---------------
            HOTELS, RESTAURANTS & LEISURE 0.0%(a)
        (b) Trump Entertainment Resorts Inc. .............................    United States         383,593                65,211
                                                                                                                  ---------------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.0%(a)
        (b) NRG Energy Inc. ..............................................    United States          13,306               345,424
                                                                                                                  ---------------
            INDUSTRIAL CONGLOMERATES 3.8%
            Jardine Matheson Holdings Ltd. ...............................      Hong Kong         4,224,266           115,829,374
            Jardine Strategic Holdings Ltd. ..............................      Hong Kong         9,774,205           144,071,782
            Keppel Corp. Ltd. ............................................      Singapore        17,381,344            82,785,444
            Koninklijke Philips Electronics NV ...........................     Netherlands          272,485             5,016,211
        (g) Orkla ASA ....................................................        Norway         20,568,718           149,319,767
                                                                                                                  ---------------
                                                                                                                      497,022,578
                                                                                                                  ---------------
            INSURANCE 3.2%
            ACE Ltd. .....................................................    United States         689,233            30,484,775
        (b) Alleghany Corp. ..............................................    United States          78,075            21,158,325
        (b) Berkshire Hathaway Inc., A ...................................    United States             853            76,770,000
        (b) Berkshire Hathaway Inc., B ...................................    United States          50,990           147,653,273
            E-L Financial Corp. Ltd. .....................................        Canada            177,619            57,352,174
    (b,e,f) Imagine Group Holdings Ltd. ..................................       Bermuda          4,551,501            41,462,809
            Old Republic International Corp. .............................    United States       1,246,689            12,279,887
      (b,e) Olympus Re Holdings Ltd. .....................................    United States          47,160               103,063
            White Mountains Insurance Group Ltd. .........................    United States         172,815            39,559,082
                                                                                                                  ---------------
                                                                                                                      426,823,388
                                                                                                                  ---------------


                             Semiannual Report | 23

Mutual Global Discovery Fund

                                                                                                 SHARES/WARRANTS/
                                                                                   COUNTRY           CONTRACTS           VALUE
                                                                               --------------   -----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MACHINERY 1.4%
(b,e,f,g) Motor Coach Industries International Inc. ........................    United States           5,051       $     6,568,825
          Schindler Holding AG, PC .........................................     Switzerland        2,263,002           140,435,629
          Schindler Holding AG, Registered .................................     Switzerland          659,880            40,889,611
                                                                                                                    ---------------
                                                                                                                        187,894,065
                                                                                                                    ---------------
          MEDIA 2.4%
      (b) Adelphia Recovery Trust ..........................................    United States      45,477,593             1,136,940
    (b,c) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
             Contingent Distribution .......................................    United States       5,538,790             1,052,370
    (b,c) Century Communications Corp., Contingent Distribution ............    United States      15,282,000                    --
          CJ CGV Co. Ltd. ..................................................     South Korea          849,040            14,385,993
          Daekyo Co. Ltd. ..................................................     South Korea        3,675,700            14,964,609
          Eutelsat Communications ..........................................        France          8,747,070           225,558,967
      (b) JC Decaux SA .....................................................        France          3,609,363            57,282,106
    (b,d) TVMAX Holdings Inc. ..............................................    United States         118,432                    --
          Virgin Media Inc. ................................................   United Kingdom         983,718             9,197,763
                                                                                                                    ---------------
                                                                                                                        323,578,748
                                                                                                                    ---------------
          MULTI-UTILITIES 1.5%
      (h) GDF Suez .........................................................        France          2,008,006            74,748,036
    (b,c) NorthWestern Corp., Contingent Distribution ......................    United States       9,790,000                    --
      (h) RWE AG ...........................................................       Germany          1,471,000           116,159,552
          Suez Environnement SA ............................................        France            106,367             1,856,674
                                                                                                                    ---------------
                                                                                                                        192,764,262
                                                                                                                    ---------------
          MULTILINE RETAIL 0.3%
          Jelmoli Holding AG ...............................................     Switzerland           95,120            34,480,891
                                                                                                                    ---------------
          OIL, GAS & CONSUMABLE FUELS 1.8%
      (h) BP PLC ...........................................................   United Kingdom      14,469,794           113,754,034
          BP PLC, ADR ......................................................   United Kingdom         180,900             8,625,312
      (h) Royal Dutch Shell PLC, A .........................................   United Kingdom       2,783,000            69,481,161
          Total SA, B ......................................................        France            510,684            27,562,663
          Total SA, B, ADR .................................................        France            417,296            22,629,962
                                                                                                                    ---------------
                                                                                                                        242,053,132
                                                                                                                    ---------------
          PAPER & FOREST PRODUCTS 0.3%
          Weyerhaeuser Co. .................................................    United States       1,148,084            34,936,196
                                                                                                                    ---------------
          PERSONAL PRODUCTS 0.3%
          L'Oreal SA .......................................................        France            608,390            45,461,042
                                                                                                                    ---------------
          PHARMACEUTICALS 6.7%
          Schering-Plough Corp. ............................................    United States      17,769,400           446,367,328
          Wyeth ............................................................    United States       9,552,554           433,590,426
                                                                                                                    ---------------
                                                                                                                        879,957,754
                                                                                                                    ---------------
          PROFESSIONAL SERVICES 0.4%
          Teleperformance ..................................................        France          1,872,757            56,921,220
                                                                                                                    ---------------
          REAL ESTATE INVESTMENT TRUSTS (REITS) 1.6%
          Link REIT ........................................................      Hong Kong        91,136,430           194,505,291
          Ventas Inc. ......................................................    United States         516,500            15,422,690
                                                                                                                    ---------------
                                                                                                                        209,927,981
                                                                                                                    ---------------


                             24 | Semiannual Report

Mutual Global Discovery Fund

                                                                                                 SHARES/WARRANTS/
                                                                                   COUNTRY           CONTRACTS           VALUE
                                                                               --------------   -----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          REAL ESTATE MANAGEMENT & DEVELOPMENT 1.2%
    (b,d) Canary Wharf Group PLC ...........................................   United Kingdom       5,400,183       $    15,549,085
          Great Eagle Holdings Ltd. ........................................      Hong Kong        12,911,868            27,090,282
          Swire Pacific Ltd., A ............................................      Hong Kong         9,379,950            94,647,942
          Swire Pacific Ltd., B ............................................      Hong Kong        13,605,000            26,051,717
                                                                                                                    ---------------
                                                                                                                        163,339,026
                                                                                                                    ---------------
           SOFTWARE 0.9%
           Microsoft Corp. .................................................    United States       4,786,180           113,767,499
                                                                                                                    ---------------
           TOBACCO 12.3%
           Altria Group Inc. ...............................................    United States       5,940,908            97,371,482
      (h) British American Tobacco PLC .....................................   United Kingdom      16,023,993           441,087,752
      (h) Imperial Tobacco Group PLC .......................................   United Kingdom      14,003,829           363,590,150
          ITC Ltd ..........................................................        India          15,068,790            60,101,593
          Japan Tobacco Inc. ...............................................        Japan              41,878           131,249,024
          KT&G Corp. .......................................................     South Korea        1,759,977            99,402,529
      (h) Lorillard Inc. ...................................................    United States       4,261,640           288,811,343
          Philip Morris International Inc. .................................    United States       2,036,358            88,825,936
          Reynolds American Inc. ...........................................    United States       1,288,840            49,775,001
                                                                                                                    ---------------
                                                                                                                      1,620,214,810
                                                                                                                    ---------------
          TRADING COMPANIES & DISTRIBUTORS 0.4%
    (b,f) Kloeckner & Co. SE ..............................................        Germany          2,511,604            53,370,056
                                                                                                                    ---------------
          TRANSPORTATION INFRASTRUCTURE 0.0%(a)
      (b) Groupe Eurotunnel SA .............................................        France              7,050                39,949
      (b) Groupe Eurotunnel SA, wts., 12/30/11 .............................        France            200,763                31,819
                                                                                                                    ---------------
                                                                                                                             71,768
                                                                                                                    ---------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $8,429,860,221) .........................................                                          8,986,229,908
                                                                                                                    ---------------
          PREFERRED STOCKS 0.3%
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(a)
    (b,e) PTV Inc., 10.00%, pfd., A ........................................   United Kingdom          86,280                20,707
                                                                                                                    ---------------
          MACHINERY 0.3%
(b,e,f,g) Motor Coach Industries International Inc., pfd. ..................   United States           36,236            36,236,000
                                                                                                                    ---------------
          TOTAL PREFERRED STOCKS (COST $36,290,356) ........................                                             36,256,707
                                                                                                                    ---------------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(J)
                                                                                                -----------------
          CORPORATE BONDS & NOTES 3.9%
          American General Finance Corp.,
             5.85%, 6/01/13 ................................................    United States         958,000               550,134
             senior note, J, 6.90%, 12/15/17 ...............................    United States      13,413,000             7,272,462
      (k) BP Capital Markets PLC, FRN, 1.614%, 3/17/11 .....................   United Kingdom      97,708,000            98,917,625
      (k) Calpine Corp., Exit Term Loan, FRN, 4.095%, 3/29/14 ..............    United States      41,690,924            37,012,285
    (e,l) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ......................    United States       7,903,600             1,501,684
    (e,l) Cerberus CG Investor II LLC, 12.00%, 7/31/14 .....................    United States       7,903,600             1,501,684
    (e,l) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ....................    United States       3,951,800               750,842
    (e,l) Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ..............    United States      89,613,199             6,519,450


                             Semiannual Report | 25

Mutual Global Discovery Fund

                                                                                                    PRINCIPAL
                                                                                   COUNTRY          AMOUNT(J)            VALUE
                                                                               --------------   -----------------   ---------------
          CORPORATE BONDS & NOTES (CONTINUED)
          ConocoPhillips, senior note, 8.75%, 5/25/10 ......................    United States       7,904,000       $     8,438,524
          DecisionOne Corp.,
      (e) senior secured note, 15.00%, 11/30/13 ............................    United States         472,649               527,712
      (d) Term Loan B, 15.00%, 8/29/13 .....................................    United States          82,993                92,662
          Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
             T2, 3.00%, 7/28/09 ............................................        France              9,600 EUR            10,772
             T2, 3.00%, 7/28/09 ............................................        France             11,935 GBP            20,619
             T3, 3.00%, 7/28/10 ............................................        France          7,220,400 EUR         8,101,867
             T3, 3.00%, 7/28/10 ............................................        France          4,866,820 GBP         8,408,004
  (d,g,k) International Automotive Components Group NA Inc., Revolver,
             FRN, 5.75%, 1/18/14 ...........................................    United States       2,287,131             2,287,131
  (e,g,l) International Automotive Components Group NA LLC, 9.00%,
             4/01/17 .......................................................    United States       3,472,200             1,575,451
      (k) JP Morgan Chase & Co., senior note, C, FRN, 0.734%,
             12/21/11 ......................................................    United States      30,489,000            29,538,566
(e,g,k,m) Pontus I LLC, junior note, 144A, FRN, 4.856%, 7/24/09 ............    United States      47,818,255            45,884,154
(e,g,k,m) Pontus II Trust, junior profit-participating note, 144A, FRN,
            7.66%, 6/25/09 .................................................    United States       7,584,231            13,212,342
    (k,n) Roche Holdings Inc., 144A, FRN, 1.661%, 2/25/10 ..................     Switzerland       91,205,000            91,276,140
          Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12 ...............       Bermuda         14,200,000            11,161,200
          Telecom Italia Capital,
             4.875%, 10/01/10 ..............................................        Italy          22,726,000            22,980,238
             senior note, 4.00%, 1/15/10 ...................................        Italy          42,709,000            42,921,093
    (d,o) TVMAX Holdings Inc., PIK,
             11.50%, 9/30/09 ...............................................    United States         541,805               152,142
             14.00%, 9/30/09 ...............................................    United States         900,455               243,223
          Vodafone Group PLC, senior note, 7.75%, 2/15/10 ..................   United Kingdom      70,997,000            73,412,034
                                                                                                                    ---------------
          TOTAL CORPORATE BONDS & NOTES
             (COST $655,770,214) ...........................................                                            514,270,040
                                                                                                                    ---------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.0%(a)
    (k,l) Charter Communications Operating LLC, Term Loan B, FRN,
             6.25%, 3/06/14 ................................................    United States       4,351,337             3,946,119
    (d,l) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ..........    United States          40,000                   200
      (l) Trump Entertainment Resorts Inc., 8.50%, 6/01/15 .................    United States      17,141,134             2,206,921
                                                                                                                    ---------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $20,073,146) ............................................                                              6,153,240
                                                                                                                    ---------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $9,141,993,937) .........................................                                          9,542,909,895
                                                                                                                    ---------------
          SHORT TERM INVESTMENTS 31.4%
          U.S. GOVERNMENT AND AGENCY SECURITIES 31.3%
      (p) FHLB, 7/01/09 ....................................................    United States       5,300,000             5,300,000
      (p) U.S. Treasury Bills,
             7/02/09 .......................................................    United States     215,000,000           214,999,785
             7/09/09 .......................................................    United States     300,000,000           299,994,300
             7/16/09 .......................................................    United States     300,000,000           299,988,000
             7/23/09 .......................................................    United States     300,000,000           299,979,900
         (q) 7/30/09 .......................................................    United States     300,000,000           299,963,400
             8/06/09 .......................................................    United States     300,000,000           299,956,500


                             26 | Semiannual Report

Mutual Global Discovery Fund

                                                                                                    PRINCIPAL
                                                                                   COUNTRY          AMOUNT(J)            VALUE
                                                                               --------------   -----------------   ---------------
          SHORT TERM INVESTMENTS (CONTINUED)
          U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      (p) U.S. Treasury Bills, (continued)
             8/13/09 .......................................................    United States     300,000,000       $   299,948,100
         (q) 8/20/09 .......................................................    United States     209,000,000           208,957,364
             8/27/09 .......................................................    United States     200,000,000           199,956,600
             9/03/09 .......................................................    United States     270,000,000           269,935,200
         (q) 9/17/09 - 12/24/09 ............................................    United States   1,136,000,000         1,134,973,386
         (q) 10/29/09 ......................................................    United States     150,000,000           149,908,950
             12/17/09 ......................................................    United States     150,000,000           149,776,800
                                                                                                                    ---------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $4,132,766,557) .........................................                                          4,133,638,285
                                                                                                                    ---------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
             (COST $13,274,760,494) ........................................                                         13,676,548,180
                                                                                                                    ---------------

                                                                                                      SHARES
                                                                                                -----------------
      (r) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
             SECURITIES 0.1%
          MONEY MARKET FUNDS (COST $19,048,417) 0.1%
      (s) Bank of New York Institutional Cash Reserve Fund, 0.12% ..........    United States      19,048,417            18,857,933
                                                                                                                    ---------------
          TOTAL INVESTMENTS (COST $13,293,808,911) 103.6% ..................                                         13,695,406,113
          OPTIONS WRITTEN (1.0)% ...........................................                                           (137,746,482)
          SECURITIES SOLD SHORT (3.2)% .....................................                                           (427,660,167)
          OTHER ASSETS, LESS LIABILITIES 0.6% ..............................                                             84,209,316
                                                                                                                    ---------------
          NET ASSETS 100.0% ................................................                                        $13,214,208,780
                                                                                                                    ===============

                                                                                                    CONTRACTS
                                                                                                -----------------
      (t) OPTIONS WRITTEN 1.0%
          CALL OPTIONS 1.0%
          BEVERAGES 0.1%
          Pernod Ricard SA, Sep. 37.73 Calls, 9/18/09 ......................        France          1,056,000       $    11,590,318
                                                                                                                    ---------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(a)
          Koninklijke KPN NV, Sep. 10 Calls, 9/18/09 .......................     Netherlands        2,073,000               726,897
                                                                                                                    ---------------
          ELECTRIC UTILITIES 0.2%
          E.ON AG, Sep. 19 Calls, 9/18/09 ..................................       Germany          3,583,000            32,163,303
                                                                                                                    ---------------
          FOOD & STAPLES RETAILING 0.1%
          Carrefour SA, Sep. 22 Calls, 9/18/09 .............................        France          1,560,000            18,882,924
                                                                                                                    ---------------
          FOOD PRODUCTS 0.1%
          Danone, Sep. 32.08 Calls, 9/18/09 ................................        France          1,231,000             6,871,871
                                                                                                                    ---------------
          MULTI-UTILITIES 0.2%
          GDF Suez, Sep. 23.30 Calls, 9/18/09 ..............................        France          1,435,000             8,250,990
          RWE AG, Sep. 48 Calls, 9/18/09 ...................................       Germany          1,471,000            18,053,216
                                                                                                                    ---------------
                                                                                                                         26,304,206
                                                                                                                    ---------------
          OIL, GAS & CONSUMABLE FUELS 0.1%
          BP PLC, Sep. 4.40 Calls, 9/18/09 .................................   United Kingdom       9,205,000             7,080,497
          Royal Dutch Shell PLC, Sep. 16 Calls, 9/18/09 ....................   United Kingdom       2,783,000             8,002,044
                                                                                                                    ---------------
                                                                                                                         15,082,541
                                                                                                                    ---------------


                             Semiannual Report | 27

Mutual Global Discovery Fund

                                                                                   COUNTRY          CONTRACTS            VALUE
                                                                               --------------   -----------------   ---------------
      (t) OPTIONS WRITTEN (CONTINUED)
          CALL OPTIONS (CONTINUED)
          TOBACCO 0.2%
          British American Tobacco PLC, Sep. 15 Calls, 9/18/09 .............   United Kingdom       3,850,000       $    11,750,679
          Imperial Tobacco Group PLC, Sep. 16 Calls, 9/18/09 ...............   United Kingdom       1,965,000             2,101,523
          Lorillard Inc., Sep. 60 Calls, 9/19/09 ...........................    United States          14,106            12,272,220
                                                                                                                    ---------------
                                                                                                                         26,124,422
                                                                                                                    ---------------
          TOTAL OPTIONS WRITTEN
             (PREMIUMS RECEIVED $74,815,661) ...............................                                        $   137,746,482
                                                                                                                    ---------------

                                                                                                      SHARES
                                                                                                -----------------
      (u) SECURITIES SOLD SHORT 3.2%
          PHARMACEUTICALS 3.2%
          Merck & Co. Inc. .................................................    United States      10,247,612       $   286,523,232
          Pfizer Inc. ......................................................    United States       9,409,129           141,136,935
                                                                                                                    ---------------
          TOTAL SECURITIES SOLD SHORT
             (PROCEEDS $379,732,850) .......................................                                        $   427,660,167
                                                                                                                    ---------------

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2009, the aggregate value of these securities was $21,201,659, representing 0.16% of net assets.

(e)  See Note 10 regarding restricted securities.

(f)  See Note 13 regarding holdings of 5% voting securities.

(g)  See Note 14 regarding other considerations.

(h) A portion or all of the security is held in connection with written option contracts open at period end.

(i)  A portion or all of the security is on loan at June 30, 2009. See Note
     1(g).

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)  The coupon rate shown represents the rate at period end.

(l)  See Note 8 regarding credit risk and defaulted securities.

(m)  See Note 1(f) regarding special purpose entities.

(n) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2009, the value of this security was $91,276,140, representing 0.69% of net assets.

(o) Income may be received in additional securities and/or cash.

(p)  The security is traded on a discount basis with no stated coupon rate.

(q) Security or a portion of the security has been segregated as collateral for securities sold short, open forward contracts, and open option contracts. At June 30, 2009, the value of securities and/or cash pledged amounted to $702,679,916.

(r)  See Note 1(g) regarding securities on loan.

(s)  The rate shown is the annualized seven-day yield at period end.

(t)  See Note 1(c) regarding written options.

(u)  See Note 1(e) regarding securities sold short.


                             28 | Semiannual Report

Mutual Global Discovery Fund

At June 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                                                      SETTLEMENT    UNREALIZED      UNREALIZED
CURRENCY                    COUNTERPARTY   TYPE       QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION    DEPRECIATION
--------                    ------------   ----   ---------------   ---------------   ----------   ------------   -------------
South Korean Won ........   BANT           Sell   289,393,000,470   $   218,284,000     7/08/09    $         --   $  (8,840,537)
South Korean Won ........   BBU            Sell    40,942,500,000        30,900,000     7/08/09              --      (1,232,935)
South Korean Won ........   BANT           Buy     49,249,000,000        39,278,960     7/08/09              --        (626,828)
British Pound ...........   SSBT           Sell       237,471,787       346,612,299     7/13/09              --     (44,105,902)
British Pound ...........   BANT           Sell        39,251,634        59,497,488     7/13/09              --      (5,098,086)
British Pound ...........   HSBC           Sell        14,670,000        21,997,533     7/13/09              --      (2,139,381)
British Pound ...........   BBU            Sell         3,950,000         5,974,178     7/13/09              --        (524,855)
British Pound ...........   DBFX           Sell         3,490,000         5,605,115     7/13/09              --        (137,069)
British Pound ...........   SSBT           Buy          5,520,000         7,833,874     7/13/09       1,248,319              --
British Pound ...........   BANT           Buy          2,010,000         2,894,099     7/13/09         413,004              --
British Pound ...........   HSBC           Buy          7,000,000        10,003,000     7/13/09       1,514,273              --
Norwegian Krone .........   BANT           Sell       719,034,961       102,310,040     7/13/09              --      (9,424,276)
Norwegian Krone .........   HAND           Sell       406,000,000        57,472,891     7/13/09              --      (5,617,410)
Euro ....................   SSBT           Sell        71,813,293        93,996,442     7/27/09              --      (6,730,568)
Euro ....................   DBFX           Sell        32,820,000        44,962,967     7/27/09              --      (1,071,135)
Euro ....................   HSBC           Sell        17,290,000        23,619,544     7/27/09              --        (631,816)
Euro ....................   BANT           Sell         3,680,000         5,076,376     7/27/09              --         (85,278)
Swiss Franc .............   SSBT           Sell       186,321,615       160,799,875     8/10/09              --     (10,718,632)
Swiss Franc .............   HSBC           Sell       116,428,984       100,110,906     8/10/09              --      (7,067,885)
Swiss Franc .............   BANT           Sell        67,181,169        59,415,855     8/10/09              --      (2,575,909)
Swiss Franc .............   HAND           Sell         4,807,987         4,320,000     8/10/09              --        (105,996)
Swiss Franc .............   BBU            Sell         4,220,832         3,810,000     8/10/09              --         (75,490)
Swiss Franc .............   DBFX           Sell         9,364,835         8,660,000     8/10/09          39,194              --
British Pound ...........   BBU            Sell       123,945,388       186,618,993     8/12/09              --     (17,302,237)
British Pound ...........   DBFX           Sell        43,881,798        71,430,790     8/12/09              --        (765,766)
Euro ....................   BANT           Sell       145,077,717       189,144,640     8/13/09              --     (14,420,458)
Euro ....................   BBU            Sell        49,000,000        65,425,780     8/13/09              --      (3,300,292)
Euro ....................   SSBT           Sell        61,277,653        84,650,500     8/13/09              --      (1,295,875)
Norwegian Krone .........   HAND           Sell       413,948,240        63,704,202     8/19/09              --        (559,239)
Norwegian Krone .........   HAND           Buy         15,884,638         2,420,000     8/19/09          46,012              --
Norwegian Krone .........   BBU            Sell        40,221,755         6,250,000     8/19/09           5,769              --
Norwegian Krone .........   DBFX           Sell        58,026,206         9,190,000     8/19/09         181,715              --
Canadian Dollar .........   SSBT           Sell        68,123,152        54,938,026     8/31/09              --      (3,662,162)
Euro ....................   SSBT           Sell       194,608,275       258,128,043     8/31/09              --     (14,809,690)
Euro ....................   BANT           Sell       120,978,810       159,163,522     8/31/09              --     (10,509,028)
Euro ....................   HSBC           Sell        37,510,000        50,539,392     8/31/09              --      (2,068,311)
Euro ....................   BBU            Sell        29,030,000        39,525,246     8/31/09              --      (1,189,273)
Euro ....................   DBFX           Sell         3,440,000         4,921,092     8/31/09          96,499              --
British Pound ...........   SSBT           Sell       122,000,000       172,063,920     9/10/09              --     (28,644,119)
New Zealand Dollar ......   BANT           Sell        32,995,253        17,467,105     9/10/09              --      (3,719,396)
New Zealand Dollar ......   SSBT           Sell         1,550,000           876,981     9/10/09              --        (118,286)
New Zealand Dollar ......   HSBC           Sell         1,600,000           967,632     9/10/09              --         (59,740)
New Zealand Dollar ......   BANT           Buy          9,150,000         4,710,202     9/10/09       1,165,082              --
New Zealand Dollar ......   SSBT           Buy          4,800,000         2,387,187     9/10/09         694,929              --
British Pound ...........   BBU            Sell       136,077,833       201,803,427     9/14/09              --     (22,062,495)


                             Semiannual Report | 29

Mutual Global Discovery Fund

                                                                                      SETTLEMENT    UNREALIZED      UNREALIZED
CURRENCY                    COUNTERPARTY   TYPE       QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION    DEPRECIATION
--------                    ------------   ----   ---------------   ---------------   ----------   ------------   -------------
British Pound ...........   BANT           Sell         6,350,000   $     9,138,793     9/14/09    $         --   $  (1,307,792)
British Pound ...........   SSBT           Sell         4,430,000         6,585,084     9/14/09              --        (702,848)
Euro ....................   SSBT           Sell       188,410,928       241,116,829     9/14/09              --     (23,110,580)
Euro ....................   BANT           Sell       128,000,000       163,667,000     9/14/09              --     (15,840,148)
Euro ....................   BBU            Sell        73,000,000        99,348,255     9/14/09              --      (3,026,915)
Euro ....................   SSBT           Buy         10,000,000        13,084,900     9/14/09         939,096              --
Euro ....................   BANT           Buy         18,440,000        25,421,937     9/14/09         438,311              --
Euro ....................   AESX           Buy          4,610,000         6,349,169     9/14/09         115,894              --
Euro ....................   BBU            Buy         23,050,000        31,753,104     9/14/09         572,207              --
Australian Dollar .......   HSBC           Sell         6,182,811         4,758,542     9/17/09              --        (190,343)
Australian Dollar .......   SSBT           Sell        13,584,975        10,809,255     9/17/09              --         (64,517)
Australian Dollar .......   BANT           Sell         5,720,074         4,521,320     9/17/09              --         (59,398)
Australian Dollar .......   SSBT           Buy            102,300            81,419     9/17/09             465              --
Singapore Dollar ........   SSBT           Sell        64,497,235        42,544,021     9/24/09              --      (1,954,119)
Singapore Dollar ........   BANT           Sell        23,798,538        15,965,566     9/24/09              --        (453,598)
Singapore Dollar ........   HSBC           Sell         9,531,104         6,455,384     9/24/09              --        (120,346)
Singapore Dollar ........   SSBT           Buy          3,650,082         2,490,164     9/24/09          28,113              --
Singapore Dollar ........   BBU            Sell         7,131,240         4,960,000     9/24/09          39,992              --
Euro ....................   BBU            Sell        73,000,000        99,332,560    10/13/09              --      (3,033,967)
Japanese Yen ............   SSBT           Sell     8,035,300,169        81,343,590    10/20/09              --      (2,168,347)
Japanese Yen ............   BBU            Sell       367,627,780         3,770,000    10/20/09              --         (50,804)
Japanese Yen ............   HSBC           Sell       779,312,960         8,080,000    10/20/09              --         (19,503)
Japanese Yen ............   BANT           Buy        196,634,100         1,985,000    10/20/09          58,644              --
Japanese Yen ............   BANT           Sell       191,070,000         2,000,000    10/20/09          14,184              --
Japanese Yen ............   DBFX           Sell       371,361,200         3,920,000    10/20/09          60,394              --
Japanese Yen ............   AESX           Sell       720,551,137         7,510,000    10/20/09          21,217              --
Danish Krone ............   HAND           Sell     1,132,111,372       197,212,982    10/23/09              --     (15,648,980)
Danish Krone ............   BANT           Sell       220,595,782        39,066,032    10/23/09              --      (2,410,851)
Danish Krone ............   SSBT           Sell        69,541,706        11,923,106    10/23/09              --      (1,152,271)
Danish Krone ............   BBU            Sell        97,230,994        17,750,000    10/23/09              --        (531,577)
Danish Krone ............   BBU            Buy         33,479,370         6,330,000    10/23/09              --         (35,138)
Danish Krone ............   HAND           Buy        116,417,919        20,435,690    10/23/09       1,453,452              --
Euro ....................   BANT           Sell       124,054,250       159,781,874    11/13/09              --     (14,171,959)
Euro ....................   SSBT           Sell       115,064,958       155,980,763    11/13/09              --      (5,367,925)
Euro ....................   HSBC           Sell         8,370,000        11,196,491    11/13/09              --        (540,258)
Euro ....................   BBU            Sell       141,500,000       196,628,400    11/30/09              --      (1,785,367)
Euro ....................   BONY           Sell        33,472,215        46,462,782    11/30/09              --        (472,542)
                                                                                                   ------------   -------------
   Unrealized appreciation (depreciation) ......................................................      9,146,765    (325,516,448)
                                                                                                   ------------   -------------
      Net unrealized appreciation (depreciation) ...............................................                  $(316,369,683)
                                                                                                                  =============

See Abbreviations on page 51.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Mutual Global Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................................................   $12,742,180,267
      Cost - Non-controlled affiliated issuers (Note 13) ......................................       551,628,644
                                                                                                  ---------------
      Total cost of investments ...............................................................   $13,293,808,911
                                                                                                  ===============
      Value - Unaffiliated issuers ............................................................   $13,338,900,679
      Value - Non-controlled affiliated issuers (Note 13) .....................................       356,505,434
                                                                                                  ---------------
      Total value of investments (includes securities loaned in the amount of $18,079,545) ....    13,695,406,113
   Cash .......................................................................................           642,717
   Cash on deposit with brokers ...............................................................       416,281,271
   Foreign currency, at value (cost $92,678,754) ..............................................        93,067,484
   Receivables:
      Investment securities sold ..............................................................        26,053,976
      Capital shares sold .....................................................................        52,480,788
      Dividends and interest ..................................................................        26,578,775
   Unrealized appreciation on forward exchange contracts ......................................         9,146,765
   Other assets ...............................................................................            16,491
                                                                                                  ---------------
         Total assets .........................................................................    14,319,674,380
                                                                                                  ---------------
Liabilities:
   Payables:
      Investment securities purchased .........................................................       154,757,855
      Capital shares redeemed .................................................................        19,645,114
      Affiliates ..............................................................................        16,909,618
   Options written, at value (premiums received $74,815,661) ..................................       137,746,482
   Securities sold short, at value (proceeds $379,732,850) ....................................       427,660,167
   Payable upon return of securities loaned ...................................................        19,048,417
   Unrealized depreciation on forward exchange contracts ......................................       325,516,448
   Accrued expenses and other liabilities .....................................................         4,181,499
                                                                                                  ---------------
         Total liabilities ....................................................................     1,105,465,600
                                                                                                  ---------------
            Net assets, at value ..............................................................   $13,214,208,780
                                                                                                  ===============
Net assets consist of:
   Paid-in capital ............................................................................   $13,117,979,267
   Undistributed net investment income ........................................................        54,518,965
   Net unrealized appreciation (depreciation) .................................................       (25,115,389)
   Accumulated net realized gain (loss) .......................................................        66,825,937
                                                                                                  ---------------
            Net assets, at value ..............................................................   $13,214,208,780
                                                                                                  ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Mutual Global Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

CLASS Z:
   Net assets, at value .....................................................   $4,139,808,142
                                                                                --------------
   Shares outstanding .......................................................      170,401,189
                                                                                --------------
   Net asset value and maximum offering price per share .....................   $        24.29
                                                                                --------------
CLASS A:
   Net assets, at value .....................................................   $6,539,763,415
                                                                                --------------
   Shares outstanding .......................................................      272,515,399
                                                                                --------------
   Net asset value per share(a) .............................................   $        24.00
                                                                                --------------
   Maximum offering price per share (net asset value per share / 94.25%) ....   $        25.46
                                                                                --------------
CLASS B:
   Net assets, at value .....................................................   $  149,145,133
                                                                                --------------
   Shares outstanding .......................................................        6,353,304
                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................   $        23.48
                                                                                --------------
CLASS C:
   Net assets, at value .....................................................   $2,116,890,037
                                                                                --------------
   Shares outstanding .......................................................       89,079,022
                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................   $        23.76
                                                                                --------------
CLASS R:
   Net assets, at value .....................................................   $  268,602,053
                                                                                --------------
   Shares outstanding .......................................................       11,291,023
                                                                                --------------
   Net asset value and maximum offering price per share .....................   $        23.79
                                                                                --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Mutual Global Discovery Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $12,804,595)
      Unaffiliated issuers .............................................   $  144,380,031
      Non-controlled affiliated issuers (Note 13) ......................        2,194,600
   Interest ............................................................       29,499,074
   Reserve for uncollectible interest (Note 8) .........................      (26,917,139)
   Income from securities loaned .......................................           96,342
                                                                           --------------
            Total investment income ....................................      149,252,908
                                                                           --------------
Expenses:
   Management fees (Note 3a) ...........................................       45,797,772
   Administrative fees (Note 3b) .......................................        4,565,479
   Distribution fees: (Note 3c)
      Class A ..........................................................        8,595,606
      Class B ..........................................................          742,753
      Class C ..........................................................        9,771,828
      Class R ..........................................................          574,273
   Transfer agent fees (Note 3e) .......................................        9,023,214
   Custodian fees (Note 4) .............................................          916,243
   Reports to shareholders .............................................          586,764
   Registration and filing fees ........................................          225,005
   Professional fees ...................................................          367,202
   Trustees' fees and expenses .........................................          245,205
   Dividends on securities sold short ..................................        5,493,715
   Other ...............................................................          352,797
                                                                           --------------
            Total expenses .............................................       87,257,856
            Expense reductions (Note 4) ................................         (296,896)
                                                                           --------------
               Net expenses ............................................       86,960,960
                                                                           --------------
                  Net investment income ................................       62,291,948
                                                                           --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................      (12,698,522)
      Written options ..................................................       36,183,622
      Foreign currency transactions ....................................      251,701,818
      Securities sold short ............................................       (7,918,872)
                                                                           --------------
         Net realized gain (loss) ......................................      267,268,046
                                                                           --------------
Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................    1,010,645,567
      Translation of other assets and liabilities denominated in foreign
         currencies ....................................................     (436,188,451)
                                                                           --------------
               Net change in unrealized appreciation (depreciation) ....      574,457,116
                                                                           --------------
Net realized and unrealized gain (loss) ................................      841,725,162
                                                                           --------------
Net increase (decrease) in net assets resulting from operations ........   $  904,017,110
                                                                           ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Mutual Global Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                                   ENDED           YEAR ENDED
                                                                               JUNE 30, 2009      DECEMBER 31,
                                                                                (UNAUDITED)           2008
                                                                              ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................   $    62,291,948   $   219,364,149
      Net realized gain (loss) from investments, written options,
         securities sold short, and foreign currency transactions .........       267,268,046       174,342,379
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies ................................       574,457,116    (4,985,786,756)
                                                                              ---------------   ---------------
            Net increase (decrease) in net assets resulting
               from operations ............................................       904,017,110    (4,592,080,228)
                                                                              ---------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ..........................................................                --       (65,871,812)
         Class A ..........................................................                --       (92,982,728)
         Class B ..........................................................                --        (1,003,689)
         Class C ..........................................................                --       (13,077,925)
         Class R ..........................................................                --        (2,751,569)
      Net realized gains:
         Class Z ..........................................................                --      (127,950,427)
         Class A ..........................................................                --      (222,997,703)
         Class B ..........................................................                --        (6,243,078)
         Class C ..........................................................                --       (75,713,594)
         Class R ..........................................................                --        (7,772,855)
                                                                              ---------------   ---------------
   Total distributions to shareholders ....................................                --      (616,365,380)
                                                                              ---------------   ---------------
   Capital share transactions: (Note 2)
         Class Z ..........................................................       367,507,854       228,990,518
         Class A ..........................................................       184,505,701      (333,643,137)
         Class B ..........................................................       (21,020,458)      (39,919,592)
         Class C ..........................................................          (925,508)     (190,280,863)
         Class R ..........................................................        43,061,334        19,620,226
                                                                              ---------------   ---------------
   Total capital share transactions .......................................       573,128,923      (315,232,848)
                                                                              ---------------   ---------------
   Redemption fees ........................................................                --            55,764
                                                                              ---------------   ---------------
            Net increase (decrease) in net assets .........................     1,477,146,033    (5,523,622,692)
Net assets:
   Beginning of period ....................................................    11,737,062,747    17,260,685,439
                                                                              ---------------   ---------------
   End of period ..........................................................   $13,214,208,780   $11,737,062,747
                                                                              ---------------   ---------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period ..........................................................   $    54,518,965   $    (7,772,983)
                                                                              ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Mutual Global Discovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2009, the Mutual Discovery Fund was renamed the Mutual Global Discovery Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.


                             Semiannual Report | 35

Mutual Global Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             36 | Semiannual Report

Mutual Global Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund purchases or writes option contracts in order to manage equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

D. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.


                             Semiannual Report | 37

Mutual Global Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

F. SPECIAL PURPOSE ENTITIES

At June 30, 2009, the Fund contributed an additional $30,109,218 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.

G. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.


                             38 | Semiannual Report

Mutual Global Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 39

Mutual Global Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                              SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 2009                DECEMBER 31, 2008
                                                        ---------------------------   -----------------------------
                                                           SHARES         AMOUNT         SHARES          AMOUNT
                                                        -----------   -------------   -----------   ---------------
CLASS Z SHARES:
   Shares sold ......................................    26,359,130   $ 610,902,271    28,477,645   $   775,233,356
   Shares issued in reinvestment of distributions ...          --              --       7,473,281       171,960,747
   Shares redeemed ..................................   (10,826,202)   (243,394,417)  (26,564,255)     (718,203,585)
                                                        -----------   -------------   -----------   ---------------
   Net increase (decrease) ..........................    15,532,928   $ 367,507,854     9,386,671   $   228,990,518
                                                        ===========   =============   ===========   ===============
CLASS A SHARES:
   Shares sold ......................................    43,457,304   $ 982,185,333    62,541,929   $ 1,746,894,696
   Shares issued in reinvestment of distributions ...          --              --      12,976,267       296,273,641
   Shares redeemed ..................................   (35,593,993)   (797,679,632)  (88,608,493)   (2,376,811,474)
                                                        -----------   -------------   -----------   ---------------
   Net increase (decrease) ..........................     7,863,311   $ 184,505,701   (13,090,297)  $  (333,643,137)
                                                        ===========   =============   ===========   ===============
CLASS B SHARES:
   Shares sold ......................................       362,170   $   7,975,116       729,461   $    19,560,586
   Shares issued in reinvestment of distributions ...          --              --         290,356         6,523,655
   Shares redeemed ..................................    (1,327,072)    (28,995,574)   (2,480,999)      (66,003,833)
                                                        -----------   -------------   -----------   ---------------
   Net increase (decrease) ..........................      (964,902)  $ (21,020,458)   (1,461,182)  $   (39,919,592)
                                                        ===========   =============   ===========   ===============


                             40 | Semiannual Report

Mutual Global Discovery Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                               JUNE 30, 2009               DECEMBER 31, 2008
                                                        ---------------------------   ---------------------------
                                                           SHARES         AMOUNT         SHARES         AMOUNT
                                                        -----------   -------------   -----------   -------------
CLASS C SHARES:
   Shares sold ......................................     9,902,399   $ 222,243,967    16,071,463   $ 441,711,886
   Shares issued in reinvestment of
      distributions .................................            --              --     3,412,597      77,595,846
   Shares redeemed ..................................   (10,133,009)   (223,169,475)  (26,776,661)   (709,588,595)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................      (230,610)  $    (925,508)   (7,292,601)  $(190,280,863)
                                                        ===========   =============   ===========   =============
CLASS R SHARES:
   Shares sold ......................................     3,208,147   $  71,273,136     2,738,385   $  76,292,952
   Shares issued in reinvestment of
      distributions .................................            --              --       454,146      10,280,244
   Shares redeemed ..................................    (1,266,867)    (28,211,802)   (2,475,951)    (66,952,970)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................     1,941,280   $  43,061,334       716,580   $  19,620,226
                                                        ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------    --------------------------------------------------
       0.800%          Up to and including $4 billion
       0.770%          Over $4 billion, up to and including $7 billion
       0.750%          Over $7 billion, up to and including $10 billion
       0.730%          Over $10 billion, up to and including $13 billion
       0.710%          Over $13 billion, up to and including $16 billion
       0.690%          In excess of $16 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.


                             Semiannual Report | 41

Mutual Global Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.35%
Class B ...........   1.00%
Class C ...........   1.00%
Class R ...........   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .......................   $ 1,901,631
Contingent deferred sales charges retained ...........   $   103,156

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $9,023,214, of which $5,225,176 was retained by Investor Services.


                             42 | Semiannual Report

Mutual Global Discovery Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2009 the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at June 30, 2009 .........   $461,354
(b) Increase in projected benefit obligation ..............   $ 20,711
    Benefit payments made to retired trustees .............   $  9,801

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is indicated in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $114,203,906 and $6,353,595, respectively.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .......   $  13,330,076,795
                              =================
Unrealized appreciation ...   $   1,385,778,530
Unrealized depreciation ...      (1,020,449,212)
                              -----------------
Net unrealized appreciation
   (depreciation) .........   $     365,329,318
                              =================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.


                             Semiannual Report | 43

Mutual Global Discovery Fund

6. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, pass-through entity income, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2009, aggregated $3,629,242,800 and $910,262,054, respectively.

Transactions in options written during the period ended June 30, 2009, were as follows:

                                            NUMBER OF     PREMIUMS
                                            CONTRACTS     RECEIVED
                                           ----------   ------------
Options outstanding at December 31,
   2008 ................................       73,537   $ 31,331,380
Options written ........................   30,229,657     79,667,903
Options expired ........................      (77,088)   (36,183,622)
Options exercised ......................           --             --
Options closed .........................           --             --
                                           ----------   ------------
Options outstanding at June 30, 2009 ...   30,226,106   $ 74,815,661
                                           ==========   ============

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes a reserve for uncollectible interest.

At June 30, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $18,002,351, representing 0.14% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             44 | Semiannual Report

Mutual Global Discovery Fund

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                     ACQUISITION
   CONTRACTS                            ISSUER                          DATES             COST           VALUE
-----------------       ---------------------------------------   ------------------   -----------   ------------
       366,651          AboveNet Inc. .........................   10/02/01 - 8/08/08   $19,186,841   $ 29,691,398
           464          AboveNet Inc., stock grant, grant price
                           $20.95, expiration date 9/09/13 ....    4/17/06 - 9/08/06            --         27,854
        14,911          AboveNet Inc., wts., 9/08/10 ..........   10/02/01 - 9/07/07     1,843,189        857,383
     9,005,073          Cerberus CG Investor I LLC ............    7/26/07 - 6/17/08     8,974,232      1,710,964
     7,903,600          Cerberus CG Investor I LLC, 12.00%,
                           7/31/14 ............................         7/26/07          7,903,600      1,501,684
     9,005,073          Cerberus CG Investor II LLC ...........    7/26/07 - 6/17/08     8,974,232      1,710,964
     7,903,600          Cerberus CG Investor II LLC, 12.00%,
                           7/31/14 ............................         7/26/07          7,903,600      1,501,684
     4,502,537          Cerberus CG Investor III LLC ..........    7/26/07 - 6/17/08     4,487,116        855,482
     3,951,800          Cerberus CG Investor III LLC, 12.00%,
                           7/31/14 ............................         7/26/07          3,951,800        750,842
    30,279,560          Cerberus FIM Investors Holdco LLC .....   11/20/06 - 6/02/09    30,279,560      2,204,352
    89,613,199          Cerberus FIM Investors Holdco LLC,
                           12.00%, 11/22/13 ...................         11/21/06        89,613,199      6,519,450
       359,884      (a) DecisionOne Corp. .....................    9/28/99 - 7/18/00       273,004        593,809
       472,649      (a) DecisionOne Corp., senior secured
                           note, 15.00%, 11/30/13 .............         6/01/09            472,649        527,712
       197,603      (a) DecisionOne Corp., wts., 6/08/17 ......         7/09/07                 --             --
        29,212          FE Capital Holdings Ltd. ..............    8/29/03 - 3/10/08     3,397,430             --
       402,771          IACNA Investor LLC ....................         7/24/08            412,479          4,028
     4,551,501          Imagine Group Holdings Ltd. ...........         8/31/04         46,614,197     41,462,809
     3,819,425          International Automotive Components
                           Group Brazil LLC ...................   4/13/06 - 12/26/08     2,562,157      3,420,068
       650,533          International Automotive Components
                           Group Japan LLC ....................    9/26/06 - 3/27/07     5,647,602      1,799,565
    13,618,870      (b) International Automotive Components
                           Group LLC ..........................   1/12/06 - 10/16/06    13,622,397      3,090,121
     3,472,200          International Automotive Components
                           Group NA LLC, 9.00%, 4/01/17 .......         3/30/07          3,524,283      1,575,451
    11,533,276          International Automotive Components
                            Group NA LLC, A ...................   3/30/07 - 10/10/07    11,416,643        439,418


                             Semiannual Report | 45

Mutual Global Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
 SHARES/WARRANTS/                                                     ACQUISITION
   CONTRACTS                           ISSUER                            DATES             COST          VALUE
-----------------   --------------------------------------------   ------------------   -----------   ------------
         5,051      Motor Coach Industries International
                       Inc. ....................................        4/17/09         $ 5,815,267   $  6,568,825
        36,236      Motor Coach Industries International
                       Inc., pfd. ..............................        4/17/09          36,236,000     36,236,000
       135,864      NCB Warrant Holdings Ltd., A ...............   12/16/05 - 3/10/08     1,430,514             --
        47,160      Olympus Re Holdings Ltd. ...................        12/19/01          4,560,452        103,063
    47,818,255      Pontus I LLC, junior note, 144A, FRN,
                       4.856%, 7/24/09 .........................    1/22/08 - 2/25/08    66,536,831     45,884,154
     7,584,231      Pontus II Trust, junior profit-participating
                       note, 144A, FRN, 7.66%, 6/25/09 .........        2/29/08          18,974,873     13,212,342
        86,280      PTV Inc., 10.00%, pfd., A ..................   12/07/01 - 3/06/02        54,356         20,707
                                                                                                      ------------
                    TOTAL RESTRICTED SECURITIES (1.53% of
                       Net Assets) .............................                                      $202,270,129
                                                                                                      ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $92,662 as of June 30, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $2,287,131 as of June 30, 2009.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At June 30, 2009, the Fund had aggregate unfunded capital commitments of $4,736,493, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At June 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS              ASSET DERIVATIVES                        LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ---------------------------------------   -----------------------------------------
UNDER FASB STATEMENT    STATEMENT OF ASSETS AND     FAIR VALUE    STATEMENT OF ASSETS AND      FAIR VALUE
      NO. 133             LIABILITIES LOCATION        AMOUNT        LIABILITIES LOCATION         AMOUNT
--------------------   --------------------------   ----------   --------------------------   ------------
Foreign exchange
   contracts .......   Unrealized appreciation on                Unrealized depreciation on
                       forward exchange contracts   $9,146,765   forward exchange contracts   $325,516,448
Equity contracts ...   Investments, at value            27,854   Options written, at value     137,746,482


                             46 | Semiannual Report

Mutual Global Discovery Fund

12. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended June 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                          UNREALIZED
                                                                                         APPRECIATION
DERIVATIVE CONTRACTS                                                    REALIZED GAIN   (DEPRECIATION)      AVERAGE
NOT ACCOUNTED FOR AS                                                   (LOSS) FOR THE       FOR THE          AMOUNT
HEDGING INSTRUMENTS                                                     PERIOD ENDED     PERIOD ENDED     OUTSTANDING
UNDER FASB STATEMENT                    STATEMENT OF                      JUNE 30,         JUNE 30,        DURING THE
      NO. 133                       OPERATIONS LOCATIONS                    2009             2009          PERIOD(a)
--------------------   ---------------------------------------------   --------------   --------------   -------------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign currencies    $259,050,732    $(436,689,735)   4,321,212,563
Equity contracts ...   Net realized gain (loss) from written
                       options/Net change in unrealized
                       appreciation (depreciation) on investments         36,183,622      (62,577,475)      16,203,321

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2009, were as shown below.

                                  NUMBER OF                             NUMBER OF
                                   SHARES                                SHARES
                                   HELD AT                               HELD AT                                   REALIZED
                                  BEGINNING     GROSS       GROSS        END OF       VALUE AT      INVESTMENT     CAPITAL
NAME OF ISSUER                    OF PERIOD   ADDITIONS   REDUCTIONS     PERIOD     END OF PERIOD     INCOME     GAIN (LOSS)
--------------                   ----------   ---------   ----------   ----------   -------------   ----------   -----------
NON-CONTROLLED AFFILIATES
CSM NV .......................    4,036,926    192,234        --        4,229,160   $62,402,748     $1,986,533       $--
Dockwise Ltd. ................   12,379,100         --        --       12,379,100    13,951,480             --        --
Farmer Brothers Co. ..........      904,637         --        --          904,637    20,698,095        208,067        --
FE Capital Holdings Ltd. .....       29,212         --        --           29,212            --             --        --
IACNA Investor LLC ...........      402,771         --        --          402,771         4,028             --        --
Imagine Group Holdings Ltd. ..    4,551,501         --        --        4,551,501    41,462,809             --        --
International Automotive
   Components Group Brazil
   LLC .......................    3,819,425         --        --        3,819,425            --(a)          --        --
International Automotive
Components Group Japan LLC ...      650,533         --        --          650,533     1,799,565             --        --
Kloeckner & Co. SE ...........    2,511,604         --        --        2,511,604    53,370,056             --        --


                             SEMIANNUAL REPORT | 47

Mutual Global Discovery Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                          NUMBER OF                              NUMBER OF
                                           SHARES                                  SHARES                                  REALIZED
                                           HELD AT                                HELD AT                                   CAPITAL
                                        BEGINNING OF     GROSS        GROSS        END OF        VALUE AT     INVESTMENT     GAIN
NAME OF ISSUER                             PERIOD      ADDITIONS   REDUCTIONS      PERIOD     END OF PERIOD     INCOME      (LOSS)
--------------                          ------------   ---------   ----------   -----------   -------------   ----------   --------
NON-CONTROLLED AFFILIATES (CONTINUED)
Marine Harvest ......................    178,709,281         --        --       178,709,281    $120,011,828   $       --      $--
Motor Coach Industries
   International Inc. ...............             --      5,051        --             5,051       6,568,825           --       --
Motor Coach Industries
   International Inc., pfd ..........             --     36,236        --            36,236      36,236,000           --       --
                                                                                               ------------   ----------      ---
   TOTAL AFFILIATED SECURITIES
      (2.70% of Net Assets) .........                                                          $356,505,434   $2,194,600      $--
                                                                                               ============   ==========      ===

(a)  As of June 30, 2009, no longer an affiliate.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Managers, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

15. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $36,283 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.


                             48 | Semiannual Report

Mutual Global Discovery Fund

16. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                 LEVEL 1          LEVEL 2        LEVEL 3           TOTAL
                                             ---------------   ------------   -------------   ---------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Airlines ........................   $     6,148,778   $     43,571     $       --    $     6,192,349
         Auto Components .................                --             --      8,772,878          8,772,878
         Chemicals .......................        94,764,593             --      2,857,538         97,622,131
         Commercial Banks ................       418,874,460             --             --(b)     418,874,460
         Commercial Services &
            Supplies .....................         9,816,078             --             --(b)       9,816,078
         Computers & Peripherals .........       153,589,746             --        593,809        154,183,555
         Consumer Finance ................                --             --      6,481,762          6,481,762
         Diversified Financial Services ..       250,082,843             --             --(b)     250,082,843
         Diversified Telecommunication
            Services .....................       160,278,910        878,090             --(b)     161,157,000
         Insurance .......................       385,257,516             --     41,565,872        426,823,388
         Machinery .......................       181,325,240             --     42,804,825        224,130,065
         Media ...........................       321,389,438      2,189,310             --(b)     323,578,748
         Multi-Utilities .................       192,764,262             --             --(b)     192,764,262
         Real Estate Management &
            Development ..................       147,789,941             --     15,549,085        163,339,026
      All other Equity Investments(c).....     6,578,668,070             --             --      6,578,668,070
      Corporate Bonds & Notes ............                --    440,021,563     74,248,477        514,270,040
      Corporate Bonds & Notes in
         Reorganization ..................                --      6,153,040            200          6,153,240
      Short Term Investments .............     4,128,338,285     24,157,933             --      4,152,496,218
                                             ---------------   ------------   ------------    ---------------
   Total Investments in Securities .......   $13,029,088,160   $473,443,507   $192,874,446    $13,695,406,113
                                             ===============   ============   ============    ===============
   Forward Exchange Contracts ............   $            --   $  9,146,765   $         --    $     9,146,765


                             Semiannual Report | 49

Mutual Global Discovery Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

                                        LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                     ------------   ------------   -------   ------------
LIABILITIES:
   Options Written                   $126,156,164   $ 11,590,318     $--     $137,746,482
   Securities Sold Short              427,660,167             --      --      427,660,167
   Forward Exchange Contracts                  --    325,516,448      --      325,516,448

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                                                                       IN UNREALIZED
                                                                                                                       APPRECIATION
                                                                 NET CHANGE                                           (DEPRECIATION)
                                                                     IN                                                ATTRIBUTABLE
                                                       NET       UNREALIZED       NET       TRANSFER                    TO ASSETS
                                       BEGINNING    REALIZED    APPRECIATION   PURCHASES   IN (OUT) OF    ENDING        STILL HELD
                                        BALANCE    GAIN (LOSS) (DEPRECIATION)   (SALES)      LEVEL 3      BALANCE      AT PERIOD END
                                     ------------ ------------ -------------- ----------- ------------ ------------   --------------
ASSETS
   Investments in Securities:
      Equity Investments:(a)
         Auto Components ........... $  7,959,761 $         --  $    825,545  $   (12,428)$         -- $  8,772,878    $   825,545
         Chemicals .................    2,857,538           --            --           --           --    2,857,538             --
         Commercial Banks ..........           --           --            --           --           --           --(b)          --
         Commercial Services &
            Supplies ...............           --           --            --           --           --           --(b)          --
         Computers & Peripherals ...           --           --       593,809           --           --      593,809        593,809
         Consumer Finance ..........   10,830,419           --    (4,674,114)     325,457           --    6,481,762     (4,674,114)
         Diversified Financial
            Services ...............           --           --            --           --           --           --(b)          --
         Diversified
            Telecommunication
            Services ...............   18,393,238           --    10,989,425           --  (29,382,663)          --(b)          --
         Food Products .............       32,237           --        (6,261)          --      (25,976)          --             --
         Health Care Providers &
            Services ...............   14,156,073           --       674,099           --  (14,830,172)          --             --
         Insurance .................   37,387,506           --     4,178,366           --           --   41,565,872      4,178,366
         Machinery .................           --           --       753,557   42,051,268           --   42,804,825        753,557
         Media .....................           --           --            --           --           --           --(b)          --
         Multi-Utilities ...........           --           --            --           --           --           --(b)          --
         Real Estate Management &
            Development ............   20,815,938           --    (5,266,853)          --           --   15,549,085     (5,266,853)
         Corporate Bonds & Notes ...   82,052,763     (131,415)    1,485,955   (9,158,826)          --   74,248,477      1,354,540
         Corporate Bonds & Notes in
            Reorganization .........      837,315  (24,848,297)   29,826,450   (5,815,268)          --          200             --
                                     ------------ ------------  ------------  ----------- ------------ ------------    -----------
      Total ........................ $195,322,788 $(24,979,712) $ 39,379,978  $27,390,203 $(44,238,811)$192,874,446    $(2,235,150)
                                     ============ ============  ============  =========== ============ ============    ===========


(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.


                             50 | Semiannual Report

Mutual Global Discovery Fund

17. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 14, 2009 and determined that no events have occured that require disclosure.

ABBREVIATIONS

CURRENCY

EUR - Euro
GBP - British Pound

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PC   - Participation Certificate
PIK  - Payment-In-Kind

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
BONY - Bank of New York Mellon
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.


                             Semiannual Report | 51

Mutual Global Discovery Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including the independent trustees, in 2009, unanimously approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. Such material also addressed some of the actions taken by management in responding to turmoil in the markets in the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. While noting some limitations of the Lipper Section 15(c) Report (as more fully discussed below under "Comparative Expenses and Management Profitability"), they concluded that the report continues to be a reliable resource in the performance of their duties.


                             52 | Semiannual Report

Mutual Global Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the overall performance and actions taken by the investment manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced in the last year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counter-party credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Resources, Inc., to provide a source of cash for temporary and emergency purposes or to meet unexpected redemption requests as well as the strong financial position of Franklin Resources, Inc., the investment manager's parent company, and its commitment to the mutual fund business. The trustees also noted that during the past year Franklin Resources, Inc., like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the trustees discussed with management the nature of such reductions and the steps taken to minimize any negative impact on the nature and quality of the services being provided to the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance,


                             Semiannual Report | 53

Mutual Global Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager's incentive-based compensation is paid in shares of predesignated funds from the portfolio manager's fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2008. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the


                             54 | Semiannual Report

Mutual Global Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance and the management of the Fund through the market turmoil and financial crisis. In these meetings, the trustees discussed the losses experienced by the Fund over the past year and the reasons therefor. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. Consistent with the market sell-off that occurred during the past year, the Fund and all of the comparable funds chosen by Lipper experienced losses during such period. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2008, and had annualized total returns for the three- and five-year periods in the best performing quintile. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2008, was in the best performing quintile and exceeded 8%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2008. The trustees concluded that, while the Fund's losses over the past year were disappointing, the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may


                             Semiannual Report | 55

Mutual Global Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate was in the second most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board was satisfied with such comparative expenses, noting that the Fund's contractual management fee rate was within 10 basis points of its Lipper expense group median.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2008, the most recent fiscal year end of Franklin Resources, Inc. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking into account in assessing the significance of the Profitability Study, the Board recognized the Profitability Study was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability study covering Franklin Resources, Inc.'s 2009 fiscal year period. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                             56 | Semiannual Report

Mutual Global Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints have been instituted as part of the Fund's investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             Semiannual Report | 57

Mutual Global Discovery Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             58 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund


INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities
Fund Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds AllocatioN Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)

Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL GLOBAL DISCOVERY FUND
(FORMERLY, MUTUAL DISCOVERY FUND)

INVESTMENT MANAGER
Franklin  Mutual  Advisers,  LLC
101 John F. Kennedy  Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

477 S2009 08/09



JUNE 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR eDELIVERY
Log onto franklintempleton.com and click "My Profile"

                                    (GRAPHIC)

                                                                   INTERNATIONAL

                              MUTUAL EUROPEAN FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Mutual European Fund ......................................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   26
Notes to Financial Statements .............................................   30
Shareholder Information ...................................................   44

Shareholder Letter

Dear Mutual European Fund Shareholder:

Financial markets reached historical extremes in the first half of 2009. In Europe and globally, the economy slowed dramatically in the fourth quarter of 2008 and continued its slide into this year. Unemployment rose, and 10-year German government bond yields plummeted to a 40-year low of 2.9%, reflecting great skepticism about the prospects for economic recovery in the region.(1) Furthermore, the de facto nationalization of two of the largest banks in the U.K., The Royal Bank of Scotland and Lloyds Bank, the rescue of UBS by the Swiss government, and the rescue of Fortis by Dutch and Belgian officials were stark reminders of the fragility of Europe's financial system. Investors correctly understood that banks and other large financial players needed substantial amounts of additional capital to survive -- the question was at what price and whether further government support would be necessary.

Given that the global economy's financial underpinnings weakened considerably but did not completely implode, investor sentiment switched from panic to relief during the first six months of the year. Investors began to grasp the "green shoots" as aggressively as they had looked for protection in a proverbial bunker a month or two before. The low of early March for the Morgan Stanley Capital International (MSCI) Europe Index -- down more than 21% from 2008 year-end and more than 54% from its peak in July 2007 -- was followed by a rebound of over 35% to its recent second-quarter high on June 11.(2)

(1.) Sources: Deutsche Bundesbank; EcoWin.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance in the European region.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Trying to analyze the origin of investment bubbles, what prompts their demise and what ultimately causes markets to rebound when pessimism reigns supreme, is a fascinating exercise but probably more art than science. Confidence plays an enormous role in the stability of our global financial system, and the mere fact that the system did not collapse in March of this year set the stage for a huge rebound. More substantively, financial institutions in Europe, like their U.S. counterparts, were able to raise capital in the public markets and avoid a worst-case scenario of widespread government takeovers and/or failures of major banks. The self-reinforcing nature of raising capital lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive spreads.

Last year was especially disappointing for us at Franklin Mutual Advisers because we did not achieve our objective of preserving capital: our investors experienced significant losses in their portfolios. The good news so far this year is that Mutual European Fund is back in positive territory through June 30, although not nearly enough to offset last year's losses. We began the year in a fairly defensive posture and with a relatively high cash balance, as we chose over the course of 2008 to trim or exit some investments where we perceived the level of risk to be increasing. Nevertheless, the heightened fear in the marketplace began to open up attractive investment opportunities, and we selectively invested in a diverse group of undervalued equities. Consistent with the expectations outlined in our 2008 year-end letter, we added to companies in economically defensive industries, with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, including companies in the consumer staples sector and the health care sector. We also anticipated purchases in some economically sensitive industries, and likewise increased our investments in some energy companies where we found good value.

On the bankruptcy front, although the absolute number of bankruptcies increased, not many met the "good company, bad balance sheet" model we like, although we expect more of these as "covenant light," highly leveraged balance sheets eventually reach a tipping point.


                     2 | Not part of the semiannual report

On the merger and acquisition front, the market for corporate control collapsed in 2008 and early 2009 alongside the equity markets, as corporate boards suffered from the same uncertainty, risk aversion and credit unavailability as other investors. Managements had little visibility regarding their own near-term business prospects and minimal appetite to do anything other than hunker down. The good news here is that we believe the potential returns in these deals are as attractive as we have seen in many years, perhaps reflecting the memories of broken deals of 2008 and fewer players looking to invest in such situations. We expect an increase in mergers and acquisitions during the rest of 2009 as industry leaders consider further consolidation in a slow-growth environment at prices that are still well below their peaks of 2007.

While substantial uncertainties remain -- near-term ones such as the pace of economic recovery and longer term ones such as the ability of the U.S. to manage its enormous structural deficits and the fate of the U.S. dollar as the world's reserve currency -- we believe we are back in a "stock picker's" environment and that is where we like to be. Macroeconomic developments do matter, but not to the exclusion of company specifics, as seemed to be the case for much of 2008 and the first part of this year. That is why we are particularly excited at this point of the cycle and hope that you share our enthusiasm as well. We appreciate your trust and support over the past 18 months and look forward to better investing times ahead.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and
Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

We are pleased to bring you Mutual European Fund's semiannual report for the period ended June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z delivered a +3.01% cumulative total return for the six months under review. The Fund - Class Z outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which had a +2.84% total return in local currency terms.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, global equities hit new bear market lows in March before delivering their biggest quarterly rally in more than a decade. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk appetite, rotating capital back into

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance in the European region and includes reinvested daily net dividends. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                             4 | Semiannual Report
cyclical sectors such as financials, materials and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

In the reporting period's final weeks, equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. For example, initial U.S. jobless claims fell to their lowest levels in six months during May, but unemployment rose again at the end of the period to 9.5%.(2) In Europe, policymakers committed to an easier monetary regime, but the euro-zone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(3) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(4)

INVESTMENT STRATEGY

We follow a distinctive value investment approach, that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                   (BAR CHART)

France ..........................................................   21.6%
U.K .............................................................   19.0%
Germany .........................................................   16.8%
Switzerland .....................................................   11.8%
Netherlands .....................................................    8.0%
Italy ...........................................................    4.4%
Sweden ..........................................................    3.5%
Denmark .........................................................    3.5%
Spain ...........................................................    2.6%
Norway ..........................................................    1.8%
U.S. ............................................................    1.7%
Belgium .........................................................    1.6%
Ireland .........................................................    1.6%
Jersey Islands ..................................................    0.6%
Short-Term Investments & Other Net Assets .......................    1.5%

(2.) Source: Bureau of Labor Statistics.

(3.) Source: European Communities Eurostat.

(4.) Source: People's Bank of China.


                              Semiannual Report | 5
companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/09

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Food Products                               8.2%
Oil, Gas & Consumable Fuels                 6.7%
Insurance                                   6.3%
Chemicals                                   5.8%
Diversified Financial Services              5.8%
Diversified Telecommunication Services      5.6%
Commercial Banks                            4.9%
Machinery                                   4.9%
Multi-Utilities                             4.8%
Tobacco                                     4.1%

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the six months under review, several holdings had successful outcomes. Three of the Fund's best performing investments were U.K.-based Anglo American, one of the world's largest diversified mining groups; Schindler Holding, a Swiss maker of elevators, escalators and moving walkways; and Luxembourg's ArcelorMittal, the world's largest steel producer.

Anglo American benefited from investors' renewed interest in mining and, more generally, commodity-based companies. Anglo's stock price received a further boost toward the end of June as fellow mining company Xstrata made an unsolicited proposal to merge the two companies. At period-end, the situation was still unfolding and our investment in Anglo represented 2.7% of the Fund's total net assets.

Schindler's stock price rose after it released strong full-year 2008 financial results and also provided 2009 guidance that was above consensus estimates. The guidance made at year-end 2008 was also reiterated during the company's first quarter 2009 conference call, illustrating the strength of the company's business model. In particular, while orders for new equipment declined, Schindler continued to expand its stable and profitable services business despite significant economic headwinds. At period-end, the Fund's investment in Schindler represented 3.1% of total net assets.

ArcelorMittal's share price also advanced during the period under review. While pricing and volumes throughout the steelmaking industry remained weak due largely to reduced demand globally, producer discipline had a positive effect on the company's service center inventories. This allowed pricing power to begin shifting back toward the steel mills and away from end buyers. ArcelorMittal was also able to successfully access the debt and equity markets to shore up its balance sheet and extend near-term debt maturities. With its balance sheet in check and pricing trends appearing to have stabilized, investors seemed to become more comfortable with ArcelorMittal's prospects for upcoming quarters. At period-end the Fund's investment in ArcelorMittal represented 0.5% of total net assets.


                             6 | Semiannual Report

Although the Fund provided positive results during the first half of 2009, it had some disappointments. Three investments that declined in value were Electricite de France (EDF), the country's main electricity generation and distribution company; GDF Suez, another France-based energy company active in the fields of electricity generation, natural gas and renewable energy; and Vodafone Group, a British mobile telecommunications network company.

Our investment in EDF, Europe's and France's largest utility, declined in value during the period as continued uncertainties about the future level of French-regulated electricity tariffs weighed on the stock price. Also, the company's strategy to further its position as the world's leading nuclear power plant operator, highlighted by its recent purchase of British Energy and its acquisition in December 2008 of a 50% stake in the nuclear assets of the U.S.'s Constellation Energy, raised investors' concerns about the company's potentially ongoing involvement in merger and acquisition activity. During the period we reduced our stake in EDF and by period-end the Fund's EDF position represented 0.6% of total net assets.

Shares of GDF Suez, France's second-largest utility, also lost value during the period as management postponed its E17 billion target for earnings before interest, taxes, depreciation and amortization (EBITDA) by one year, from 2010 until 2011. Also weighing on Suez was the perceived threat of an increased tax burden on the group's Belgian activities. We believed Suez was unjustifiably undervalued and that the company offers an attractive combination of: (1) strong market positions, and not only within the electricity and gas segments of Europe and abroad, but also in liquid natural gas; (2) strong management; (3) a solid financial profile that includes lower debt levels than its competitors; and (4) most importantly, confidence in the sustainability of its dividend. At period-end, Suez was still one of the Fund's larger holdings, representing 2.4% of total net assets.

Following a significant price rise near the end of 2008, telecommunications operator Vodafone Group shares fell during the period. The British pound's appreciation against the U.S. dollar reduced the translated value of the company's stake in U.S. carrier Verizon Wireless, and its appreciation against the euro resulted in earnings headwinds. Competitors' results announced during the period indicated the global economic downturn began to impact international roaming and corporate users, important revenue sources for Vodafone. Also, in Spain, Vodafone lost some market share due to increased competition from France Telecom and the MVNOs (Mobile Virtual Network Operators). At period-end, the Fund's investment in Vodafone represented 2.1% of total net assets.

TOP 10 HOLDINGS
6/30/09

COMPANY                                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                 NET ASSETS
------------------------                                 ----------
Schindler Holding AG, ord. & registered                      3.1%
   MACHINERY, SWITZERLAND
Nestle SA                                                    3.1%
   FOOD PRODUCTS, SWITZERLAND
Anglo American PLC                                           2.7%
   METALS & MINING, U.K.
British American Tobacco PLC                                 2.7%
   TOBACCO, U.K.
Telefonica SA                                                2.6%
   DIVERSIFIED TELECOMMUNICATION SERVICES, SPAIN
Linde AG                                                     2.6%
   CHEMICALS, GERMANY
Koninklijke KPN NV                                           2.5%
   DIVERSIFIED TELECOMMUNICATION SERVICES, NETHERLANDS
E.ON AG                                                      2.5%
   ELECTRIC UTILITIES, GERMANY
GDF Suez                                                     2.4%
   MULTI-UTILITIES, FRANCE
Eutelsat Communications                                      2.4%
   MEDIA, FRANCE


                              Semiannual Report | 7

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

(PHOTO OF PHILIPPE BRUGERE-TRELAT)


/s/ Philippe Brugere-Trelat

Philippe Brugere-Trelat
Portfolio Manager

(PHOTO OF KATRINA DUDLEY)


/s/ Katrina Dudley

Katrina Dudley, CFA
Assistant Portfolio Manager

Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             8 | Semiannual Report

PHILIPPE BRUGERE-TRELAT has been lead portfolio manager for Mutual European Fund since 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

KATRINA DUDLEY has been assistant portfolio manager for Mutual European Fund since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as domestic health care companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.


                              Semiannual Report | 9

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: MEURX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.52    $17.77    $17.25

CLASS A (SYMBOL: TEMIX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.49    $17.38    $16.89

CLASS B (SYMBOL: TEUBX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.41    $16.78    $16.37

CLASS C (SYMBOL: TEURX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.42    $17.18    $16.76


                             10 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z                                  6-MONTH            1-YEAR    5-YEAR    10-YEAR
-------                                  -------           -------   -------   --------
Cumulative Total Return(2)                 +3.01%           -19.41%   +40.67%   +156.41%
Average Annual Total Return(3)             +3.01%           -19.41%    +7.06%     +9.87%
Value of $10,000 Investment(4)           $10,301           $ 8,059   $14,067   $ 25,641
   Total Annual Operating Expenses(5)              1.09%

CLASS A                                  6-MONTH            1-YEAR    5-YEAR    10-YEAR
-------                                  -------           -------   -------   --------
Cumulative Total Return(2)                +2.90%            -19.63%   +38.57%   +148.15%
Average Annual Total Return(3)            -3.01%            -24.25%    +5.49%     +8.87%
Value of $10,000 Investment(4)           $9,699            $ 7,575   $13,061   $ 23,395
   Total Annual Operating Expenses(5)              1.38%

CLASS B                                  6-MONTH            1-YEAR    5-YEAR    10-YEAR
-------                                  -------           -------   -------   --------
Cumulative Total Return(2)                +2.50%            -20.17%   +33.99%   +135.31%
Average Annual Total Return(3)            -1.50%            -23.27%    +5.71%     +8.93%
Value of $10,000 Investment(4)           $9,850            $ 7,673   $13,202   $ 23,531
   Total Annual Operating Expenses(5)              2.09%

CLASS C                                  6-MONTH            1-YEAR    5-YEAR    10-YEAR
-------                                  -------           -------   -------   --------
Cumulative Total Return(2)                 +2.51%           -20.21%   +33.88%   +132.50%
Average Annual Total Return(3)             +1.51%           -20.99%    +6.01%     +8.80%
Value of $10,000 Investment(4)           $10,151           $ 7,901   $13,388   $ 23,250
   Total Annual Operating Expenses(5)              2.08%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A MORE GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE CERTAIN RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $1,030.10             $ 5.69
Hypothetical (5% return before expenses)         $1,000           $1,019.19             $ 5.66
CLASS A
Actual                                           $1,000           $1,029.00             $ 7.14
Hypothetical (5% return before expenses)         $1,000           $1,017.75             $ 7.10
CLASS B
Actual                                           $1,000           $1,025.70             $10.70
Hypothetical (5% return before expenses)         $1,000           $1,014.23             $10.64
CLASS C
Actual                                           $1,000           $1,025.10             $10.70
Hypothetical (5% return before expenses)         $1,000           $1,014.23             $10.64

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.13%; A: 1.42%; B: 2.13%; and C: 2.13%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             14 | Semiannual Report

Mutual European Fund

FINANCIAL HIGHLIGHTS

                                               SIX MONTHS
                                                 ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009   ----------------------------------------------------------------
CLASS Z                                       (UNAUDITED)      2008          2007           2006          2005         2004
-------                                      -------------   --------     ----------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....     $  17.25      $  26.32     $    24.59     $    21.30     $  19.75     $  16.79
                                               --------      --------     ----------     ----------     --------     --------
Income from investment operations(a):
   Net investment income(b) ..............         0.36          0.48           0.46           0.62         0.42         0.37
   Net realized and unrealized gains
      (losses) ...........................         0.16         (8.90)          3.74           5.08         3.11         3.21
                                               --------      --------     ----------     ----------     --------     --------
Total from investment operations .........         0.52         (8.42)          4.20           5.70         3.53         3.58
                                               --------      --------     ----------     ----------     --------     --------
Less distributions from:
   Net investment income .................           --         (0.03)         (0.68)         (0.66)       (0.55)       (0.60)
   Net realized gains ....................           --         (0.62)         (1.79)         (1.75)       (1.43)       (0.02)
                                               --------      --------     ----------     ----------     --------     --------
Total distributions ......................           --         (0.65)         (2.47)         (2.41)       (1.98)       (0.62)
                                               --------      --------     ----------     ----------     --------     --------
Redemption fees(c) .......................           --            --(d)          --(d)          --(d)        --(d)        --(d)
                                               --------      --------     ----------     ----------     --------     --------
Net asset value, end of period ...........     $  17.77      $  17.25     $    26.32     $    24.59     $  21.30     $  19.75
                                               ========      ========     ==========     ==========     ========     ========
Total return(e) ..........................         3.01%       (32.47)%        17.15%         27.30%       18.03%       21.58%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction(g) .....         1.14%         1.09%          1.04%          1.05%        1.05%        1.07%
Expenses net of expense reduction(g) .....         1.13%         1.09%          1.04%          1.05%        1.05%        1.07%
Expenses - excluding dividend expense on
   securities sold short:
   Expenses before expense reduction .....         1.14%         1.09%          1.04%          1.04%        1.04%        1.07%
   Expenses net of expense reduction .....         1.13%         1.09%          1.04%          1.04%        1.04%        1.07%
Net investment income ....................         4.32%         2.22%          1.65%          2.64%        1.99%        2.10%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $828,686      $800,264     $1,250,521     $1,034,000     $788,228     $650,547
Portfolio turnover rate ..................        14.31%        42.15%         39.60%         37.65%       29.84%       33.11%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Mutual European Fund

                                               SIX MONTHS
                                                 ENDED                           YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009   --------------------------------------------------------------
CLASS A                                       (UNAUDITED)      2008          2007          2006         2005         2004
-------                                      -------------   --------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....     $  16.89      $  25.86     $    24.19     $  20.99     $  19.50     $  16.59
                                               --------      --------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ..............         0.33          0.42           0.36         0.56         0.34         0.31
   Net realized and unrealized gains
      (losses) ...........................         0.16         (8.75)          3.70         4.98         3.07         3.16
                                               --------      --------     ----------     --------     --------     --------
Total from investment operations .........         0.49         (8.33)          4.06         5.54         3.41         3.47
                                               --------      --------     ----------     --------     --------     --------
Less distributions from:
   Net investment income .................           --         (0.02)         (0.60)       (0.59)       (0.49)       (0.54)
   Net realized gains ....................           --         (0.62)         (1.79)       (1.75)       (1.43)       (0.02)
                                               --------      --------     ----------     --------     --------     --------
Total distributions ......................           --         (0.64)         (2.39)       (2.34)       (1.92)       (0.56)
                                               --------      --------     ----------     --------     --------     --------
Redemption fees(c) .......................           --            --(d)          --(d)        --(d)        --(d)        --(d)
                                               --------      --------     ----------     --------     --------     --------
Net asset value, end of period ...........     $  17.38      $  16.89     $    25.86     $  24.19     $  20.99     $  19.50
                                               ========      ========     ==========     ========     ========     ========
Total return(e) ..........................         2.90%       (32.68)%        16.86%       26.96%       17.56%       21.23%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction(g) .....         1.43%         1.38%          1.34%        1.34%        1.38%        1.42%
Expenses net of expense reduction(g) .....         1.42%         1.38%          1.34%        1.34%        1.38%        1.42%
Expenses - excluding dividend expense on
   securities sold short:
   Expenses before expense reduction .....         1.43%         1.38%          1.34%        1.33%        1.37%        1.42%
   Expenses net of expense reduction .....         1.42%         1.38%          1.34%        1.33%        1.37%        1.42%
Net investment income ....................         4.03%         1.93%          1.35%        2.35%        1.66%        1.75%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $665,894      $688,842     $1,333,176     $964,717     $707,995     $545,120
Portfolio turnover rate ..................        14.31%        42.15%         39.60%       37.65%       29.84%       33.11%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual European Fund

                                               SIX MONTHS
                                                 ENDED                       YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009   -------------------------------------------------------
CLASS B                                       (UNAUDITED)      2008        2007        2006        2005        2004
-------                                      -------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....      $ 16.37      $ 25.24     $ 23.65     $ 20.58     $ 19.14     $ 16.31
                                                -------      -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ..............         0.25         0.27        0.18        0.38        0.21        0.19
   Net realized and unrealized gains
      (losses) ...........................         0.16        (8.51)       3.60        4.87        3.01        3.10
                                                -------      -------     -------     -------     -------     -------
Total from investment operations .........         0.41        (8.24)       3.78        5.25        3.22        3.29
                                                -------      -------     -------     -------     -------     -------
Less distributions from:
   Net investment income .................           --        (0.01)      (0.40)      (0.43)      (0.35)      (0.44)
   Net realized gains ....................           --        (0.62)      (1.79)      (1.75)      (1.43)      (0.02)
                                                -------      -------     -------     -------     -------     -------
Total distributions ......................           --        (0.63)      (2.19)      (2.18)      (1.78)      (0.46)
                                                -------      -------     -------     -------     -------     -------
Redemption fees(c) .......................           --           --(d)       --(d)       --(d)       --(d)       --(d)
                                                -------      -------     -------     -------     -------     -------
Net asset value, end of period ...........      $ 16.78      $ 16.37     $ 25.24     $ 23.65     $ 20.58     $ 19.14
                                                =======      =======     =======     =======     =======     =======
Total return(e) ..........................         2.50%      (33.15)%     16.05%      26.01%      16.87%      20.41%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction(g) .....         2.14%        2.09%       2.04%       2.05%       2.05%       2.07%
Expenses net of expense reduction(g) .....         2.13%        2.09%       2.04%       2.05%       2.05%       2.07%
Expenses - excluding dividend expense on
   securities sold short:
   Expenses before expense reduction .....         2.14%        2.09%       2.04%       2.04%       2.04%       2.07%
   Expenses net of expense reduction .....         2.13%        2.09%       2.04%       2.04%       2.04%       2.07%
Net investment income ....................         3.32%        1.22%       0.65%       1.64%       0.99%       1.10%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $24,055      $30,017     $65,317     $63,219     $55,303     $50,216
Portfolio turnover rate ..................        14.31%       42.15%      39.60%      37.65%      29.84%      33.11%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual European Fund

                                               SIX MONTHS
                                                 ENDED                          YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009   ------------------------------------------------------------
CLASS C                                       (UNAUDITED)      2008         2007         2006         2005         2004
-------                                      -------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....     $  16.76      $  25.82     $  24.17     $  20.98     $  19.50     $  16.60
                                               --------      --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ..............         0.26          0.28         0.17         0.38         0.21         0.20
   Net realized and unrealized gains
      (losses) ...........................         0.16         (8.71)        3.69         4.99         3.05         3.15
                                               --------      --------     --------     --------     --------     --------
Total from investment operations .........         0.42         (8.43)        3.86         5.37         3.26         3.35
                                               --------      --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .................           --         (0.01)       (0.42)       (0.43)       (0.35)       (0.43)
   Net realized gains ....................           --         (0.62)       (1.79)       (1.75)       (1.43)       (0.02)
                                               --------      --------     --------     --------     --------     --------
Total distributions ......................           --         (0.63)       (2.21)       (2.18)       (1.78)       (0.45)
                                               --------      --------     --------     --------     --------     --------
Redemption fees(c) .......................           --            --(d)        --(d)        --(d)        --(d)        --(d)
                                               --------      --------     --------     --------     --------     --------
Net asset value, end of period ...........     $  17.18      $  16.76     $  25.82     $  24.17     $  20.98     $  19.50
                                               ========      ========     ========     ========     ========     ========
Total return(e) ..........................         2.51%       (33.14)%      16.03%       26.10%       16.78%       20.43%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction(g) .....         2.14%         2.08%        2.04%        2.05%        2.05%        2.07%
Expenses net of expense reduction(g) .....         2.13%         2.08%        2.04%        2.05%        2.05%        2.07%
Expenses - excluding dividend expense on
   securities sold short:
   Expenses before expense reduction .....         2.14%         2.08%        2.04%        2.04%        2.04%        2.07%
   Expenses net of expense reduction .....         2.13%         2.08%        2.04%        2.04%        2.04%        2.07%
Net investment income ....................         3.32%         1.23%        0.65%        1.64%        0.99%        1.10%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $171,441      $189,244     $384,861     $303,259     $242,894     $205,197
Portfolio turnover rate ..................        14.31%        42.15%       39.60%       37.65%       29.84%       33.11%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual European Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                                     SHARES/WARRANTS/
                                                                        COUNTRY         CONTRACTS            VALUE
                                                                    --------------   ----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 96.0%
          AIR FREIGHT & LOGISTICS 1.0%
          TNT NV ................................................     Netherlands         889,021       $    17,263,897
                                                                                                        ---------------
          AUTOMOBILES 1.9%
          Daimler AG ............................................       Germany           894,510            32,269,336
                                                                                                        ---------------
          BEVERAGES 1.6%
          Carlsberg AS, A .......................................       Denmark            28,600             1,871,833
          Carlsberg AS, B .......................................       Denmark           268,482            17,217,840
          Pernod Ricard SA ......................................       France            133,612             8,408,827
                                                                                                        ---------------
                                                                                                             27,498,500
                                                                                                        ---------------
          CAPITAL MARKETS 0.6%
          Man Group PLC .........................................   United Kingdom      2,163,672             9,878,994
                                                                                                        ---------------
          CHEMICALS 5.8%
          Akzo Nobel NV .........................................     Netherlands          30,213             1,328,935
          BASF SE ...............................................       Germany           415,038            16,532,558
          Koninklijke DSM NV ....................................     Netherlands         530,962            16,629,762
          Linde AG ..............................................       Germany           532,679            43,655,134
          Sika AG ...............................................     Switzerland           8,141             9,033,072
          Symrise AG ............................................       Germany           773,954            11,419,964
                                                                                                        ---------------
                                                                                                             98,599,425
                                                                                                        ---------------
          COMMERCIAL BANKS 4.9%
          Allied Irish Banks PLC ................................       Ireland         5,059,183            12,297,386
          Barclays PLC ..........................................   United Kingdom      4,769,187            22,206,959
          BNP Paribas SA ........................................       France            359,617            23,328,446
      (a) Intesa Sanpaolo SpA ...................................        Italy          7,553,162            24,313,381
          Intesa Sanpaolo SpA, di Risp ..........................        Italy            216,893               534,200
                                                                                                        ---------------
                                                                                                             82,680,372
                                                                                                        ---------------
          CONSTRUCTION & ENGINEERING 0.5%
          Vinci SA ..............................................       France            191,190             8,577,197
                                                                                                        ---------------
          CONSTRUCTION MATERIALS 1.7%
          CRH PLC ...............................................       Ireland         1,179,375            26,963,321
          SA des Ciments Vicat ..................................       France             31,449             1,808,525
                                                                                                        ---------------
                                                                                                             28,771,846
                                                                                                        ---------------
          DIVERSIFIED FINANCIAL SERVICES 5.8%
          Deutsche Boerse AG ....................................       Germany           439,484            34,075,714
          Groupe Bruxelles Lambert SA ...........................       Belgium           368,196            26,906,094
          Guinness Peat Group PLC ...............................   United Kingdom     11,324,011             4,967,481
          Investor AB, B ........................................       Sweden          1,923,934            29,670,331
   (a, b) Marconi Corp., Contingent Distribution ................   United Kingdom     28,582,000                    --
          Oslo Bors VPS Holding ASA .............................       Norway            340,000             3,039,065
                                                                                                        ---------------
                                                                                                             98,658,685
                                                                                                        ---------------


                             Semiannual Report | 19

Mutual European Fund

                                                                                     SHARES/WARRANTS/
                                                                        COUNTRY         CONTRACTS            VALUE
                                                                    --------------   ----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED TELECOMMUNICATION SERVICES 5.6%
   (a, c) AboveNet Inc. .........................................    United States         92,335       $     7,477,288
   (a, c) AboveNet Inc., stock grant, grant price $20.95,
             expiration date 9/09/13 ............................    United States            117                 7,024
   (a, c) AboveNet Inc., wts., 9/08/10 ..........................    United States          3,781               217,407
          Koninklijke KPN NV ....................................     Netherlands       3,093,062            42,511,286
          Telefonica SA .........................................        Spain          1,975,274            44,660,774
                                                                                                        ---------------
                                                                                                             94,873,779
                                                                                                        ---------------
          ELECTRIC UTILITIES 3.1%
          E.ON AG ...............................................       Germany         1,189,790            42,103,813
          Electricite de France .................................       France            193,412             9,406,623
                                                                                                        ---------------
                                                                                                             51,510,436
                                                                                                        ---------------
          ENERGY EQUIPMENT & SERVICES 1.2%
      (d) Bourbon SA ............................................       France            411,034            16,104,972
      (a) Compagnie Generale de Geophysique SA ..................       France            236,970             4,257,713
                                                                                                        ---------------
                                                                                                             20,362,685
                                                                                                        ---------------
          FOOD & STAPLES RETAILING 3.8%
          Carrefour SA ..........................................       France            846,724            36,127,253
          Koninklijke Ahold NV ..................................     Netherlands       2,433,670            27,935,804
                                                                                                        ---------------
                                                                                                             64,063,057
                                                                                                        ---------------
          FOOD PRODUCTS 8.2%
          Cadbury PLC ...........................................   United Kingdom      3,506,571            29,886,200
          CSM NV ................................................     Netherlands         855,093            12,617,199
          Danone ................................................       France            687,120            33,904,886
          Nestle SA .............................................     Switzerland       1,370,370            51,592,180
          Rieber & Son ASA ......................................       Norway          1,548,350            10,229,426
                                                                                                        ---------------
                                                                                                            138,229,891
                                                                                                        ---------------
          HEALTH CARE PROVIDERS & SERVICES 1.1%
          Rhoen-Klinikum AG .....................................       Germany           830,156            18,327,292
                                                                                                        ---------------
          HOTELS, RESTAURANTS & LEISURE 2.3%
          Accor SA ..............................................       France            991,631            39,298,798
                                                                                                        ---------------
          HOUSEHOLD DURABLES 1.1%
      (a) Berkeley Group Holdings PLC ...........................   United Kingdom      1,348,590            17,851,072
                                                                                                        ---------------
          INDUSTRIAL CONGLOMERATES 2.6%
          Koninklijke Philips Electronics NV ....................     Netherlands         526,132             9,685,630
      (e) Orkla ASA .............................................       Norway          2,445,205            17,751,104
          Siemens AG ............................................       Germany           240,234            16,588,158
                                                                                                        ---------------
                                                                                                             44,024,892
                                                                                                        ---------------
          INSURANCE 6.3%
          AXA SA ................................................       France          1,975,081            37,093,631
          Brit Insurance Holdings PLC ...........................   United Kingdom      2,935,220             9,127,688
      (a) Lancashire Holdings Ltd. ..............................   United Kingdom      1,475,829            11,309,599
   (a, c) Olympus Re Holdings Ltd. ..............................    United States         16,080                35,141


                             20 | Semiannual Report

Mutual European Fund

                                                                                     SHARES/WARRANTS/
                                                                        COUNTRY         CONTRACTS            VALUE
                                                                    --------------   ----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          INSURANCE (CONTINUED)
          White Mountains Insurance Group Ltd. ..................    United States         57,372       $    13,133,025
          Zurich Financial Services AG ..........................     Switzerland         204,810            36,066,459
                                                                                                        ---------------
                                                                                                            106,765,543
                                                                                                        ---------------
          MACHINERY 4.9%
          AB SKF, B .............................................       Sweden          2,401,469            29,565,543
          Demag Cranes AG .......................................       Germany            65,421             1,479,163
          Schindler Holding AG, PC ..............................     Switzerland         494,629            30,695,304
          Schindler Holding AG, Registered ......................     Switzerland         352,315            21,831,277
                                                                                                        ---------------
                                                                                                             83,571,287
                                                                                                        ---------------
          MARINE 2.3%
          A.P. Moller - Maersk AS ...............................       Denmark             6,623            39,666,899
                                                                                                        ---------------
          MEDIA 3.3%
          Eutelsat Communications ...............................       France          1,570,236            40,491,365
          Vivendi SA ............................................       France            662,589            15,831,433
                                                                                                        ---------------
                                                                                                             56,322,798
                                                                                                        ---------------
          METALS & MINING 3.7%
          Anglo American PLC ....................................   United Kingdom      1,415,848            41,081,889
          Anglo American PLC, ADR ...............................   United Kingdom        341,070             4,993,265
          ArcelorMittal .........................................     Netherlands         240,828             7,900,800
   (a, f) Globe Specialty Metals Inc., 144A .....................    United States      1,430,000             7,865,000
                                                                                                        ---------------
                                                                                                             61,840,954
                                                                                                        ---------------
          MULTI-UTILITIES 4.8%
          GDF Suez ..............................................       France          1,110,492            41,338,072
          RWE AG ................................................       Germany           434,224            34,289,099
          Suez Environnement SA .................................       France            309,885             5,409,154
                                                                                                        ---------------
                                                                                                             81,036,325
                                                                                                        ---------------
          MULTILINE RETAIL 1.0%
          Jelmoli Holding AG ....................................     Switzerland          44,220            16,029,699
                                                                                                        ---------------
          OIL, GAS & CONSUMABLE FUELS 6.7%
          Eni SpA ...............................................        Italy          1,601,915            37,859,357
(a, c, g) Euro Wagon LP .........................................   Jersey Islands     16,127,149             9,892,650
          Royal Dutch Shell PLC, A ..............................   United Kingdom      1,210,903            30,231,745
          Total SA, B ...........................................       France            646,123            34,872,584
                                                                                                        ---------------
                                                                                                            112,856,336
                                                                                                        ---------------
          PHARMACEUTICALS 4.0%
          GlaxoSmithKline PLC ...................................   United Kingdom      1,909,533            33,570,670
          Novartis AG ...........................................     Switzerland         824,734            33,417,320
                                                                                                        ---------------
                                                                                                             66,987,990
                                                                                                        ---------------
          REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%(h)
   (a, i) Canary Wharf Group PLC ................................   United Kingdom        192,100               553,126
                                                                                                        ---------------


                             Semiannual Report | 21

Mutual European Fund

                                                                                     SHARES/WARRANTS/
                                                                        COUNTRY         CONTRACTS            VALUE
                                                                    --------------   ----------------   ---------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          TOBACCO 4.1%
          British American Tobacco PLC ..........................   United Kingdom      1,640,605       $    45,160,452
          Imperial Tobacco Group PLC ............................   United Kingdom        948,984            24,639,064
                                                                                                        ---------------
                                                                                                             69,799,516
                                                                                                        ---------------
          TRANSPORTATION INFRASTRUCTURE 0.0%(h)
      (a) Groupe Eurotunnel SA ..................................       France              5,749                32,577
      (a) Groupe Eurotunn el SA, wts., 12/30/11 .................       France            444,134                70,392
                                                                                                        ---------------
                                                                                                                102,969
                                                                                                        ---------------
          WIRELESS TELECOMMUNICATION SERVICES 2.1%
          Vodafone Group PLC ....................................   United Kingdom     18,202,161            35,100,142
                                                                                                        ---------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $1,502,373,692) ..............................                                         1,623,373,738
                                                                                                        ---------------
          PREFERRED STOCKS 2.0%
          AUTOMOBILES 2.0%
          Porsche Automobile Holding SE, pfd.....................       Germany           498,668            33,432,839
                                                                                                        ---------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(h)
   (a, c) PTV In c., 10.00%, pfd., A ............................   United Kingdom         46,841                11,242
                                                                                                        ---------------
          TOTAL PREFERRED STOCKS (COST $28,066,259) .............                                            33,444,081
                                                                                                        ---------------

                                                                                         PRINCIPAL
                                                                                         AMOUNT(j)
                                                                                     ----------------
          CORPORATE BONDS & NOTES 0.5%
          Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
             T2, 3.00%, 7/28/09 .................................       France              8,000 EUR             8,977
             T2, 3.00%, 7/28/09 .................................       France              9,616 GBP            16,613
             T3, 3.00%, 7/28/10 .................................       France          3,439,700 EUR         3,859,619
             T3, 3.00%, 7/28/10 .................................       France          2,751,256 GBP         4,753,118
                                                                                                        ---------------
          TOTAL CORPORATE BONDS & NOTES (COST $20,759,752) ......                                             8,638,327
                                                                                                        ---------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $1,551,199,703) ..............................                                         1,665,456,146
                                                                                                        ---------------
          SHORT TERM INVESTMENTS 6.4%
          FOREIGN GOVERNMENT SECURITIES 5.0%
      (k) French Treasury Bills, 9/24/09 ........................       France         10,000,000 EUR        14,008,398
      (k) German Treasury Bills,
             8/12/09 ............................................       Germany        15,000,000 EUR        21,027,746
             9/16/09 - 11/18/09 .................................       Germany        20,000,000 EUR        28,004,487
          Government of Germany, 4.00%, 9/11/09 .................       Germany        15,000,000 EUR        21,178,742
                                                                                                        ---------------
          TOTAL FOREIGN GOVERNMENT SECURITIES (COST $79,579,080)                                             84,219,373
                                                                                                        ---------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 1.0%
      (k) FHLB, 7/01/09 .........................................    United States      2,100,000             2,100,000
   (k, l) U.S. Treasury Bills, 8/27/09 - 10/29/09 ...............    United States     14,000,000            13,992,178
                                                                                                        ---------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $16,087,654) .................................                                            16,092,178
                                                                                                        ---------------


                             22 | Semiannual Report

Mutual European Fund

                                                                   COUNTRY        SHARES         VALUE
                                                                -------------   ---------   --------------
   TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
      (COST $1,646,866,437) 104.9% ..........................                               $1,765,767,697
                                                                                            --------------
(m)INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
   SECURITIES 0.4%
   MONEY MARKET FUNDS (COST $7,372,865) 0.4%
(n)Bank of New York Institutional Cash Reserve Fund, 0.12% ..   United States   7,372,865        7,299,136
                                                                                            --------------
   TOTAL INVESTMENTS (COST $ 1,654,239,302) 104.9% ..........                                1,773,066,833
   OTHER ASSETS, LESS LIABILITIES (4.9)% ....................                                  (82,991,758)
                                                                                            --------------
   NET ASSETS 100.0% ........................................                               $1,690,075,075
                                                                                            ==============

(a)  Non-income producing.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)  See Note 9 regarding restricted securities.

(d)  A portion or all of the security is on loan at June 30, 2009. See Note
     1(e).

(e)  See Note 12 regarding other considerations.

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the value of this security was $7,865,000, representing 0.47% of net assets.

(g)  See Note 11 regarding holdings of 5% voting securities.

(h)  Rounds to less than 0.1% of net assets.

(i) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2009, the value of this security was $553,126, representing 0.03% of net assets.

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)  The security is traded on a discount basis with no stated coupon rate.

(l) Security or a portion of the security has been segregated as collateral for open forward contracts. At June 30, 2009, the value of securities and/or cash pledged amounted to $5,655,540.

(m)  See Note 1(e) regarding securities on loan.

(n)  The rate shown is the annualized seven-day yield at period end.

At June 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                                              SETTLEMENT    UNREALIZED      UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY    CONTRACT AMOUNT      DATE      APPRECIATION    DEPRECIATION
--------                ------------   ----   -----------   ---------------   ----------   ------------   -------------
British Pound .......       SSBT       Sell    47,007,928    $ 72,647,834        7/13/09    $       --    $  (4,695,471)
British Pound .......       BANT       Sell    16,907,133      25,981,831        7/13/09            --       (1,837,740)
British Pound .......       BBU        Sell    10,640,000      16,289,468        7/13/09            --       (1,216,787)
British Pound .......       HSBC       Sell     1,120,000       1,617,302        7/13/09            --         (225,461)
British Pound .......       SSBT       Buy      1,392,227       1,948,718        7/13/09       341,948               --
British Pound .......       HAND       Buy      2,000,000       2,780,200        7/13/09       510,449               --
British Pound .......       BANT       Buy      1,540,000       2,197,906        7/13/09       335,895               --
British Pound .......       HSBC       Buy        500,000         714,500        7/13/09       108,162               --
Euro ................       BBU        Sell    67,050,000      86,695,650        7/27/09            --       (7,350,253)
Euro ................       BANT       Sell    63,220,000      81,784,092        7/27/09            --       (6,889,763)
Euro ................       SSBT       Sell    11,901,904      15,782,996        7/27/09            --         (910,894)
Euro ................       HSBC       Sell     9,246,619      12,711,260        7/27/09            --         (258,265)


                             Semiannual Report | 23

Mutual European Fund

                                                                              SETTLEMENT    UNREALIZED      UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY    CONTRACT AMOUNT      DATE      APPRECIATION    DEPRECIATION
--------                ------------   ----   -----------   ---------------   ----------   ------------   -------------
Euro ................       DBFX       Sell     6,080,000    $  8,317,214        7/27/09    $       --    $    (210,737)
Swiss Franc .........       BANT       Sell    92,892,544      80,427,679        8/10/09            --       (5,084,625)
Swiss Franc .........       SSBT       Sell    49,075,307      41,983,489        8/10/09            --       (3,192,823)
Swiss Franc .........       HSBC       Sell    48,673,882      42,169,254        8/10/09            --       (2,637,526)
Swiss Franc .........       SSBT       Buy      4,435,000       4,155,579        8/10/09            --          (72,936)
Swiss Franc .........       BBU        Sell     3,234,864       2,920,000        8/10/09            --          (57,856)
Swiss Franc .........       HAND       Sell     2,403,994       2,160,000        8/10/09            --          (52,998)
Swiss Franc .........       BANT       Buy     13,171,656      11,640,000        8/10/09       485,178               --
Swiss Franc .........       DBFX       Sell     6,873,051       6,350,000        8/10/09        23,008               --
British Pound .......       BBU        Sell    28,243,417      42,524,842        8/12/09            --       (3,942,658)
British Pound .......       DBFX       Sell     3,000,000       4,883,400        8/12/09            --          (52,352)
British Pound .......       SSBT       Sell     2,412,509       4,005,247        8/12/09        36,065               --
Euro ................       BANT       Sell    58,800,000      76,310,150        8/13/09            --       (6,161,136)
Euro ................       SSBT       Sell    52,049,341      68,208,994        8/13/09            --       (4,794,001)
Euro ................       BBU        Sell    17,500,000      23,366,350        8/13/09            --       (1,178,676)
Euro ................       HSBC       Sell     1,103,221       1,500,270        8/13/09            --          (47,078)
Norwegian Krone .....       HAND       Sell   204,000,658      31,322,861        8/19/09            --         (347,244)
Norwegian Krone .....       SSBT       Buy      3,800,000         603,184        8/19/09            --          (13,253)
Norwegian Krone .....       BANT       Buy     11,675,000       1,816,033        8/19/09            --           (3,546)
Norwegian Krone .....       HAND       Buy        426,654          65,000        8/19/09         1,236               --
Norwegian Krone .....       BBU        Sell     4,759,318         740,000        8/19/09         1,139               --
Norwegian Krone .....       DBFX       Sell     6,349,622       1,000,000        8/19/09        14,252               --
Euro ................       SSBT       Sell   121,787,795     155,138,217        8/31/09            --      (15,668,932)
Euro ................       BANT       Sell    20,847,134      27,974,936        8/31/09            --       (1,263,129)
Euro ................       HSBC       Sell    10,370,000      13,981,628        8/31/09            --         (562,278)
Euro ................       BBU        Sell    18,530,000      25,641,018        8/31/09            --         (347,271)
Euro ................       SSBT       Buy     21,500,000      27,934,520        8/31/09     2,219,189               --
Euro ................       DBFX       Sell     4,560,000       6,523,308        8/31/09       127,917               --
British Pound .......       SSBT       Sell    14,200,000      20,027,112        9/10/09            --       (3,333,988)
New Zealand Dollar ..       BANT       Sell    12,245,021       6,482,303        9/10/09            --       (1,380,317)
New Zealand Dollar ..       SSBT       Sell     2,025,000       1,146,663        9/10/09            --         (153,605)
New Zealand Dollar ..       HSBC       Sell       620,000         374,957        9/10/09            --          (23,149)
New Zealand Dollar ..       SSBT       Buy      4,687,060       2,543,412        9/10/09       466,185               --
New Zealand Dollar ..       BANT       Buy      2,502,600       1,301,729        9/10/09       305,209               --
British Pound .......       BBU        Sell    17,685,522      26,227,629        9/14/09            --       (2,867,379)
British Pound .......       SSBT       Sell     1,362,198       1,998,346        9/14/09            --         (242,648)
British Pound .......       BANT       Sell       900,000       1,295,262        9/14/09            --         (185,356)
Euro ................       BANT       Sell    47,890,000      61,278,565        9/14/09            --       (5,882,352)
Euro ................       BBU        Sell    71,000,000      96,626,385        9/14/09            --       (2,943,986)
Euro ................       SSBT       Sell     6,610,947       8,470,556        9/14/09            --         (800,634)
Euro ................       HSBC       Sell     3,550,000       4,575,240        9/14/09            --         (403,279)
Euro ................       SSBT       Buy     27,909,547      37,548,529        9/14/09     1,619,675               --
Euro ................       AESX       Buy      3,180,000       4,379,687        9/14/09        79,944               --
Euro ................       BANT       Buy     12,720,000      17,536,174        9/14/09       302,349               --
Euro ................       BBU        Buy     35,900,000      49,818,043        9/14/09       528,103               --
Swedish Krona .......       HAND       Sell   454,857,631      53,611,127        9/16/09            --       (5,326,483)
Swedish Krona .......       SSBT       Sell    57,920,422       7,281,079        9/16/09            --         (223,887)


                             24 | Semiannual Report

Mutual European Fund

                                                                              SETTLEMENT    UNREALIZED      UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY    CONTRACT AMOUNT      DATE      APPRECIATION    DEPRECIATION
--------                ------------   ----   -----------   ---------------   ----------   ------------   -------------
Swedish Krona .......       BANT       Sell    12,300,000    $  1,534,527        9/16/09    $       --    $     (59,230)
Swedish Krona .......       HAND       Buy     41,677,590       5,290,351        9/16/09       109,970               --
Swedish Krona .......       BANT       Buy     44,200,000       5,550,709        9/16/09       176,451               --
Swedish Krona .......       SSBT       Buy      9,684,186       1,231,223        9/16/09        23,593               --
Euro ................       BBU        Sell    65,000,000      88,446,800       10/13/09            --       (2,701,478)
Euro ................       SSBT       Sell     1,480,782       2,018,440       10/13/09            --          (58,034)
Danish Krone ........       HAND       Sell   150,283,351      26,048,019       10/23/09            --       (2,208,573)
Danish Krone ........       BANT       Sell    12,901,291       2,307,811       10/23/09            --         (117,917)
Danish Krone ........       SSBT       Sell     5,857,291       1,002,635       10/23/09            --          (98,666)
Danish Krone ........       BBU        Sell     7,338,056       1,340,000       10/23/09            --          (39,717)
Danish Krone ........       BBU        Buy        581,790         110,000       10/23/09            --             (611)
Danish Krone ........       HAND       Buy     10,660,654       1,833,373       10/23/09       171,068               --
Danish Krone ........       SSBT       Buy     63,583,021      10,965,892       10/23/09       989,121               --
Danish Krone ........       BANT       Buy      3,800,000         711,810       10/23/09         2,674               --
Euro ................       BANT       Sell    54,269,554      69,899,185       11/13/09            --       (6,199,755)
Euro ................       HSBC       Sell     3,220,000       4,312,906       11/13/09            --         (202,307)
Euro ................       BBU        Sell   113,500,000     157,719,600       11/30/09            --       (1,432,079)
Euro ................       BONY       Sell    26,640,619      36,979,843       11/30/09            --         (376,097)
                                                                                            ----------    -------------
   Unrealized appreciation (depreciation) ..............................................     8,978,780     (106,337,216)
                                                                                            ----------    -------------
      Net unrealized appreciation(depreciation) ........................................                  $ (97,358,436)
                                                                                                          =============

See Abbreviations on page 43.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $1,647,941,058
      Cost - Controlled affiliated issuers (Note 11) ..........        6,298,244
                                                                  --------------
      Total cost of investments ...............................   $1,654,239,302
                                                                  --------------
      Value - Unaffiliated issuers ............................   $1,763,174,183
      Value - Controlled affiliated issuers (Note 11) .........        9,892,650
                                                                  --------------
      Total value of investments (includes securities loaned
         in the amount of $6,927,391) .........................    1,773,066,833
   Cash .......................................................           28,285
   Cash on deposit with brokers ...............................           15,773
   Foreign currency, at value (cost $16,719,438) ..............       16,630,163
   Receivables:
      Investment securities sold ..............................        8,927,222
      Capital shares sold .....................................        2,376,770
      Dividends and interest ..................................        7,519,073
   Unrealized appreciation on forward exchange contracts ......        8,978,780
   Other assets ...............................................            2,402
                                                                  --------------
         Total assets .........................................    1,817,545,301
                                                                  --------------
Liabilities:
   Payables:
      Investment securities purchased .........................        8,146,886
      Capital shares redeemed .................................        3,019,498
      Affiliates ..............................................        2,094,383
   Payable upon return of securities loaned ...................        7,372,865
   Unrealized depreciation on forward exchange contracts ......      106,337,216
   Accrued expenses and other liabilities .....................          499,378
                                                                  --------------
         Total liabilities ....................................      127,470,226
                                                                  --------------
            Net assets, at value ..............................   $1,690,075,075
                                                                  --------------
Net assets consist of:
   Paid-in capital ............................................   $1,721,502,032
   Undistributed net investment income ........................       80,447,396
   Net unrealized appreciation (depreciation) .................       21,533,626
   Accumulated net realized gain (loss) .......................     (133,407,979)
                                                                  --------------
            Net assets, at value ..............................   $1,690,075,075
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

CLASS Z:
   Net assets, at value .........................................   $828,686,153
                                                                    ------------
   Shares outstanding ...........................................     46,623,879
                                                                    ------------
   Net asset value and maximum offering price per share .........   $      17.77
                                                                    ------------
CLASS A:
   Net assets, at value .........................................   $665,893,562
                                                                    ------------
   Shares outstanding ...........................................     38,315,755
                                                                    ------------
   Net asset value per share(a) .................................   $      17.38
                                                                    ------------
   Maximum offering price per share (net asset value per
      share / 94.25%) ...........................................   $      18.44
                                                                    ------------
CLASS B:
   Net assets, at value .........................................   $ 24,054,507
                                                                    ------------
   Shares outstanding ...........................................      1,433,124
                                                                    ------------
   Net asset value and maximum offering price per share(a) ......   $      16.78
                                                                    ------------
CLASS C:
   Net assets, at value .........................................   $171,440,853
                                                                    ------------
   Shares outstanding ...........................................      9,977,609
                                                                    ------------
   Net asset value and maximum offering price per share(a) ......   $      17.18
                                                                    ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Mutual European Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $5,671,661) ...............   $ 40,728,323
   Interest .....................................................      2,975,326
   Income from securities loaned ................................         81,813
                                                                    ------------
      Total investment income ...................................     43,785,462
                                                                    ------------
Expenses:
   Management fees (Note 3a) ....................................      6,339,891
   Administrative fees (Note 3b) ................................        615,722
   Distribution fees: (Note 3c)
      Class A ...................................................        942,161
      Class B ...................................................        125,452
      Class C ...................................................        837,038
   Transfer agent fees (Note 3e and 3f) .........................      1,745,618
   Custodian fees (Note 4) ......................................        121,223
   Reports to shareholders ......................................         87,870
   Registration and filing fees .................................         91,745
   Professional fees ............................................         57,097
   Trustees' fees and expenses ..................................         35,175
   Other ........................................................         38,174
                                                                    ------------
         Total expenses .........................................     11,037,166
                                                                    ------------
         Expense reductions (Note 4) ............................        (64,326)
                                                                    ------------
            Net expenses ........................................     10,972,840
                                                                    ------------
               Net investment income ............................     32,812,622
                                                                    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................    (50,043,223)
      Written options ...........................................      2,921,249
      Foreign currency transactions .............................     70,642,653
                                                                    ------------
            Net realized gain (loss) ............................     23,520,679
                                                                    ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................     74,964,862
      Translation of other assets and liabilities denominated in
         foreign currencies .....................................    (89,619,881)
                                                                    ------------
            Net change in unrealized appreciation
               (depreciation) ...................................    (14,655,019)
                                                                    ------------
Net realized and unrealized gain (loss) .........................      8,865,660
                                                                    ------------
Net increase (decrease) in net assets resulting from
   operations ..................................................    $ 41,678,282
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2009        YEAR ENDED
                                                                                     (UNAUDITED)     DECEMBER 31, 2008
                                                                                  ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................    $   32,812,622     $    47,126,249
      Net realized gain (loss) from investments, written options, synthetic
         equity swaps and foreign currency transactions .......................        23,520,679        (164,934,931)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ...........................................................       (14,655,019)       (822,984,577)
                                                                                   --------------     ---------------
            Net increase (decrease) in net assets resulting from operations ...        41,678,282        (940,793,259)
                                                                                   --------------     ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ..............................................................                --          (1,344,248)
         Class A ..............................................................                --          (1,021,671)
         Class B ..............................................................                --             (10,630)
         Class C ..............................................................                --             (71,542)
      Net realized gains:
         Class Z ..............................................................                --         (28,735,359)
         Class A ..............................................................                --         (28,582,364)
         Class B ..............................................................                --          (1,314,467)
         Class C ..............................................................                --          (8,013,566)
                                                                                   --------------     ---------------
   Total distributions to shareholders ........................................                --         (69,093,847)
                                                                                   --------------     ---------------
   Capital share transactions: (Note 2)
         Class Z ..............................................................         5,436,775         (21,190,077)
         Class A ..............................................................       (38,684,463)       (206,303,695)
         Class B ..............................................................        (6,247,722)        (15,249,087)
         Class C ..............................................................       (20,474,838)        (72,883,564)
                                                                                   --------------     ---------------
   Total capital share transactions ...........................................       (59,970,248)       (315,626,423)
                                                                                   --------------     ---------------
   Redemption fees ............................................................                --               6,214
                                                                                   --------------     ---------------
            Net increase (decrease) in net assets .............................       (18,291,966)     (1,325,507,315)
Net assets:
   Beginning of period ........................................................     1,708,367,041       3,033,874,356
                                                                                   --------------     ---------------
   End of period ..............................................................    $1,690,075,075     $ 1,708,367,041
                                                                                   --------------     ---------------
Undistributed net investment income included in net assets:
   End of period ..............................................................    $   80,447,396     $    47,634,774
                                                                                   --------------     ---------------

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that


                             30 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract,


                             Semiannual Report | 31

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

See Note 10 regarding other derivative information.

D. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

E. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.


                             32 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 33

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                SIX MONTHS ENDED                 YEAR ENDED
                                                  JUNE 30, 2009              DECEMBER 31, 2008
                                           --------------------------   ---------------------------
                                             SHARES         AMOUNT         SHARES         AMOUNT
                                           ----------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold .........................    3,270,694   $  55,242,945     6,362,672   $ 139,583,893
   Shares issued in reinvestment of
      distributions ....................           --              --     1,334,515      28,398,589
   Shares redeemed .....................   (3,030,375)    (49,806,170)   (8,831,021)   (189,172,559)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............      240,319   $   5,436,775    (1,133,834)  $ (21,190,077)
                                           ==========   =============   ===========   =============
CLASS A SHARES:
   Shares sold .........................    4,262,891   $  69,782,151    11,146,433   $ 237,432,604
   Shares issued in reinvestment of
      distributions ....................           --              --       996,973      20,786,953
   Shares redeemed .....................   (6,721,031)   (108,466,614)  (22,931,814)   (464,523,252)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............   (2,458,140)  $ (38,684,463)  (10,788,408)  $(206,303,695)
                                           ==========   =============   ===========   =============
CLASS B SHARES:
   Shares sold .........................       32,367   $     527,621        49,442   $   1,083,347
   Shares issued in reinvestment of
      distributions ....................           --              --        58,945       1,194,222
   Shares redeemed .....................     (432,660)     (6,775,343)     (863,163)    (17,526,656)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............     (400,293)  $  (6,247,722)     (754,776)  $ (15,249,087)
                                           ==========   =============   ===========   =============


                             34 | Semiannual Report

Mutual European Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             SIX MONTHS ENDED               YEAR ENDED
                                              JUNE 30, 2009              DECEMBER 31, 2008
                                        -------------------------   --------------------------
                                          SHARES        AMOUNT        SHARES         AMOUNT
                                        ----------   ------------   ----------   -------------
CLASS C SHARES:
   Shares sold ......................      422,611   $  7,007,633    1,111,026   $  24,508,416
   Shares issued in rein vestment of
      distributions .................           --             --      333,804       6,907,799
   Shares redeemed ..................   (1,735,252)   (27,482,471)  (5,062,256)   (104,299,779)
                                        ----------   ------------   ----------   -------------
   Net increase (decrease) ..........   (1,312,641)  $(20,474,838)  (3,617,426)  $ (72,883,564)
                                        ==========   ============   ==========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                   AFFILIATION
----------                                             ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)        Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor    Transfer agent
Services)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                       NET ASSETS
----------   -----------------------------------------------
  0.800%     Up to and including $1 billion
  0.770%     Over $1 billion, up to and including $2 billion
  0.750%     Over $2 billion, up to and including $5 billion
  0.730%     In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
  0.150%     Up to and including $200 million
  0.135%     Over $200 million, up to and including $700 million
  0.100%     Over $700 million, up to and including $1.2 billion
  0.075%     In excess of $1.2 billion


                             Semiannual Report | 35

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..................   0.35%
Class B ..................   1.00%
Class C ..................   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .........................   $43,274
Contingent deferred sales charges retained .............   $ 7,158

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $1,745,618, of which $1,239,056 was retained by Investor Services.

F. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. Expenses allocated to the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the


                             36 | Semiannual Report

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. SPECIAL SERVICING AGREEMENT (CONTINUED)

affiliates on the Statements of Assets and Liabilities. For the period ended June 30, 2009, the Fund was allocated expenses of $45,883.

The investment manager and administrative manager of the Fund have voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement at 0.02% through April 30, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2009, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

(a) Projected benefit obligation at June 30, 2009 ......   $65,052
(b) Increase in projected benefit obligation ...........   $ 2,797
   Benefit payments made to retired trustees ...........   $ 1,362

(a) The projected benefit obligation is included in accrued expenses and other liabilities on the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses on the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $58,865,131 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $108,888,665.


                             Semiannual Report | 37

Mutual European Fund

6. INCOME TAXES (CONTINUED)

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........   $1,662,700,617
                                  --------------
Unrealized appreciation .......   $  257,858,962
Unrealized depreciation .......     (147,492,746)
                                  --------------
Net unrealized appreciation
   (depreciation) .............   $  110,366,216
                                  ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, synthetic equity swaps, pass-through entity income, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2009, aggregated $510,917,636 and $201,295,908, respectively.

Transactions in options written during the year ended June 30, 2009, were as follows:

                                               NUMBER OF     PREMIUMS
                                               CONTRACTS     RECEIVED
                                               ---------   -----------
Options outstanding at December 31, 2008 ...     46,768    $ 3,126,687
Options written ............................        995        498,789
Options expired ............................     (5,807)    (2,921,249)
Options exercised ..........................    (41,956)      (704,227)
Options closed .............................         --             --
                                                 ------    -----------
Options outstan ding at June 30, 2009 ......         --    $        --
                                                 ======    ===========

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             38 | Semiannual Report

Mutual European Fund

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

SHARES/WARRANTS/                                              ACQUISITION
    CONTRACTS                      ISSUER                         DATES              COST          VALUE
----------------   -------------------------------------   ------------------   -------------   -----------
       92,335      AboveNet Inc. .......................   10/02/01 - 8/08/08      $4,586,047   $ 7,477,288
          117      AboveNet Inc., stock grant,
                      grant price $20.95, expiration
                      date 9/09/13 .....................    4/17/06 - 9/08/06              --         7,024
        3,781      AboveNet Inc., wts., 9/08/10 ........   10/02/01 - 9/07/07         392,580       217,407
   16,127,149      Euro Wagon LP .......................   12/08/05 - 1/02/08       6,298,244     9,892,650
       16,080      Olympus Re Holdings Ltd. ............        12/19/01            1,554,963        35,141
       46,841      PTV Inc., 10.00%, pfd., A ...........   12/07/01 - 3/06/02          29,510        11,242
                                                                                                -----------
                   TOTAL RESTRICTED SECURITIES
                     (1.04% of Net Assets) .............                                        $17,640,752
                                                                                                ===========


10. OTHER DERIVATIVE INFORMATION

At June 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                 ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                       ------------------------------------   ---------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS
HEDGING INSTRUMENTS
UNDER FASB STATEMENT   STATEMENT OF ASSETS AND   FAIR VALUE   STATEMENT OF ASSETS AND    FAIR VALUE
       NO. 133           LIABILITIES LOCATION      AMOUNT       LIABILITIES LOCATION        AMOUNT
--------------------   -----------------------   ----------   -----------------------   -------------
Foreign exchange
   contracts .......   Unrealized appreciation                Unrealized depreciation
                       on forward exchange                    on forward exchange
                       contracts                 $8,978,780   contracts                 $ 106,337,216

Equity contracts ...   Investments, at value          7,024              --                   --


                             Semiannual Report | 39

Mutual European Fund

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended June 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                   UNREALIZED
                                                                                 APPRECIATION
DERIVATIVE CONTRACTS                                            REALIZED GAIN   (DEPRECIATION)       AVERAGE
NOT ACCOUNTED FOR AS                                           (LOSS) FOR THE       FOR THE          AMOUNT
HEDGING INSTRUMENTS                                             PERIOD ENDED     PERIOD ENDED     OUTSTANDING
UNDER FASB STATEMENT                STATEMENT OF                  JUNE 30,         JUNE 30,        DURING THE
       NO. 133                  OPERATIONS LOCATIONS                2009             2009           PERIOD(a)
--------------------   -------------------------------------   --------------   --------------   --------------
Foreign exchange
contracts ..........   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation
                       (depreciation) on translation of
                       other assets and liabilities
                       denominated in foreign currencies        $72,239,567     $(89,582,490)     1,795,736,520

Equity contracts ...   Net realized gain (loss) from
                       investments/Net change in unrealized
                       appreciation (depreciation) on
                       investments                              (13,050,854)      (1,005,795)           101,995

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2009, were as shown below.

                       NUMBER OF SHARES
                            HELD AT                                NUMBER OF SHARES    VALUE AT                  REALIZED
                           BEGINNING        GROSS        GROSS        HELD AT END       END OF     INVESTMENT    CAPITAL
NAME OF ISSUER             OF PERIOD      ADDITIONS   REDUCTIONS       OF PERIOD        PERIOD       INCOME     GAIN (LOSS)
--------------         ----------------   ---------   ----------   ----------------   ----------   ----------   -----------
CONTROLLED
AFFILIATES(a)
Euro Wagon LP
   (0.59% of Net
   Assets) .......        16,127,149          --           --         16,127,149      $9,892,650       $--          $--
                                                                                      ----------       ---          ---

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                             40 | Semiannual Report

Mutual European Fund

13. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,137 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 41

Mutual European Fund

14. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                               LEVEL 1         LEVEL 2       LEVEL 3          TOTAL
                                           --------------   ------------   -----------   --------------
ASSETS:
   Investments in Securities:
   Equity Investments:(a)
      Diversified Financial Services ...   $   98,658,685   $         --   $        --(b)$   98,658,685
      Insurance ........................      106,730,402             --        35,141      106,765,543
      Metals & Mining ..................       53,975,954             --     7,865,000       61,840,954
      Oil, Gas & Consumable Fuels ......      102,963,686             --     9,892,650      112,856,336
      Real Estate Management &
         Development ...................               --             --       553,126          553,126
      All Other Equity Investments(c) ..    1,276,143,175             --            --    1,276,143,175
   Corporate Bonds & Notes .............               --      8,638,327            --        8,638,327
   Short Term Investments ..............       13,992,178     93,618,509            --      107,610,687
                                           --------------   ------------   -----------   --------------
   Total Investments in Securities .....   $1,652,464,080   $102,256,836   $18,345,917   $1,773,066,833
                                           ==============   ============   ===========   ==============
   Forward Exchange Contracts ..........   $           --   $  8,978,780   $        --   $    8,978,780
LIABILITIES:
   Forward Exchange Contracts ..........   $           --   $106,337,216   $        --   $  106,337,216

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                     NET CHANGE
                                                                                                                   IN UNREALIZED
                                                          NET CHANGE                                                APPRECIATION
                                                              IN                                                   (DEPRECIATION)
                                              NET         UNREALIZED        NET        TRANSFER                   ATTRIBUTABLE TO
                             BEGINNING      REALIZED     APPRECIATION    PURCHASES   IN (OUT) OF      ENDING     ASSETS STILL HELD
                              BALANCE     GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3       BALANCE       AT PERIOD END
                            -----------   -----------   --------------   ---------   -----------   -----------   -----------------
ASSETS:
   Investment in
      Securities:
   Equity
      Investments:(a)
      Diversified
         Telecommunication
         Services ........  $ 4,632,137       $--          $2,768,887       $--      $(7,401,024)  $        --        $       --
      Insurance ..........       37,749        --             (2,608)        --               --        35,141            (2,608)
      Metals & Mining ....           --        --           3,575,000                  4,290,000     7,865,000         3,575,000
      Oil, Gas &
         Consumable
         Fuels ...........    8,492,240        --           1,400,410        --               --     9,892,650         1,400,410
      Real Estate
         Management
         & Development ...      740,483        --           (187,357)        --               --       553,126          (187,357)
                            -----------       ---          ----------       ---      -----------   -----------        ----------
   Total .................  $13,902,609       $--          $7,554,332       $--      $(3,111,024)  $18,345,917        $4,785,445
                            ===========       ===          ==========       ===      ===========   ===========        ==========

(a)  Includes common and preferred stocks as well as other equity investments.


                             42 | Semiannual Report

Mutual European Fund

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 17, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

EUR  - Euro
GBP  - British Pound

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
PC   - Participation Certificate

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
BONY - Bank of New York Mellon
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.


                             Semiannual Report | 43

Mutual European Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including the independent trustees, in 2009, unanimously approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. Such material also addressed some of the actions taken by management in responding to turmoil in the markets in the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. While noting some limitations of the Lipper Section 15(c) Report (as more fully discussed below under "Comparative Expenses and Management Profitability"), they concluded that the report continues to be a reliable resource in the performance of their duties.


                             44 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the overall performance and actions taken by the investment manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced in the last year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Resources, Inc., to provide a source of cash for temporary and emergency purposes or to meet unexpected redemption requests as well as the strong financial position of Franklin Resources, Inc., the investment manager's parent company, and its commitment to the mutual fund business. The trustees also noted that during the past year Franklin Resources, Inc., like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the trustees discussed with management the nature of such reductions and the steps taken to minimize any negative impact on the nature and quality of the services being provided to the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain


                             Semiannual Report | 45

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager's incentive-based compensation is paid in shares of predesignated funds from the portfolio manager's fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2008. They considered the history of successful performance of the Fund relative


                             46 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance and the management of the Fund through the market turmoil and financial crisis. In these meetings, the trustees discussed the losses experienced by the Fund over the past year and the reasons therefor. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. Consistent with the market sell-off that occurred during the past year, the Fund and all of the comparable funds chosen by Lipper experienced losses during such period. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2008, and had annualized total returns for the three- and five-year periods in the best performing quintile. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2008, was in the best performing quintile and exceeded 10%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2008. The trustees concluded that, while the Fund's losses over the past year were disappointing, the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund's expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense


                             Semiannual Report | 47

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate was in the second most expensive quintile of its Lipper expense group and its total expenses were in the second least expensive quintile of such group. The Board was satisfied with such comparative expenses, noting that the Fund's contractual management fee rate was within 7.5 basis points of its Lipper expense group median.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2008, the most recent fiscal year end of Franklin Resources, Inc. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking into account in assessing the significance of the Profitability Study, the Board recognized the Profitability Study was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability study covering Franklin Resources, Inc.'s 2009 fiscal year period. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative


                             48 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints have been instituted as part of the Fund's investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects


                             Semiannual Report | 49

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             50 | Semiannual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 S2009 08/09

                                    (GRAPHIC)

JUNE 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                                                          SECTOR

                                     MUTUAL
                             FINANCIAL SERVICES FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Mutual Financial Services Fund ............................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   26
Notes to Financial Statements .............................................   30
Shareholder Information ...................................................   46

Shareholder Letter

Dear Mutual Financial Services Fund Shareholder:

Financial markets reached historical extremes in the first half of 2009. In the U.S. and globally, the economy slowed dramatically in the fourth quarter of 2008 and continued its slide into this year. During the period, the U.S. unemployment rate rose to its highest level in 25 years, housing prices continued their precipitous declines and 30-year U.S. Treasury yields plummeted to a 30-year low of around 2.5%, reflecting great skepticism about the prospects for economic recovery. Each week seemed to bring an addition to the alphabet soup of government programs -- TARP, TALF, PPIP -- designed to stimulate lending and stabilize the financial system. Although there were no repeats of the bankruptcies or government takeovers of financial services companies on the scale of Bear Stearns, Lehman Brothers, AIG or Fannie Mae, the specter of major bank nationalization was all too real, as was the possibility of a further serious and potentially calamitous blow to the system. Investors correctly understood that banks and other large financial players needed substantial amounts of additional capital to survive -- the question was at what price and whether further government control would be necessary.

Given that the global economy's financial underpinnings weakened considerably but did not completely implode, investor sentiment switched from panic to relief during the first six months of the year. The low in early March for the Standard & Poor's 500 Index -- down 26% from 2008 year-end and 57% from its peak in October 2007 -- was followed by a 42% rebound to its recent, second-quarter high on June 11.(1) The 57% drop was the third worst

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The index is one of the most widely used benchmarks of U.S. equity performance.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
since 1900.(1) At the same time, yields on 30-year Treasuries shot up to 4.8% in June, resulting in their worst six-month performance in over 16 years. European equity markets were similarly volatile although they did not experience as significant a rebound since most investors believed that the recovery in Europe would be slower than in the U.S.

Trying to analyze the origin of investment bubbles, what prompts their demise and what ultimately causes markets to rebound when pessimism reigns supreme is a fascinating exercise but probably more art than science. Confidence plays an enormous role in the stability of our financial system, and the mere fact that the system did not collapse in March of this year set the stage for a huge rebound. More substantively, the results of the government "stress test" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. The self-reinforcing nature of raising capital lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive spreads. Additionally, the bankruptcies of General Motors and Chrysler, although particularly painful for dealers, suppliers and those directly dependent on the auto industry, were absorbed without triggering further systemic risk. Investors began to grasp the "green shoots" as aggressively as they had looked for protection in a proverbial bunker a month or two before.

Last year was especially disappointing for us at Franklin Mutual Advisers because we did not achieve our objective of preserving capital: our investors experienced significant losses in their portfolios. The good news so far this year is that Mutual Financial Services Fund is back in positive territory through June 30, although not nearly enough to offset last year's losses. We began the year in a fairly defensive posture and with a relatively high cash balance, as we chose over the course of 2008 to trim or exit some investments where we perceived the level of risk to be increasing. Nevertheless, the heightened fear in the marketplace began to open up attractive investment opportunities, and we selectively invested in a diverse group of undervalued equities, attractive merger arbitrage situations, and distressed debt opportunities.

Late in 2008 and early in 2009, we began to find opportunities in senior secured corporate loans trading at levels we perceived reflected mispriced risk. These are exactly the types of opportunities that we patiently wait for and that we had not seen since the last big credit default cycle of 2001-2003, which included the frauds at Enron, Tyco and WorldCom. On the bankruptcy front recently, although the absolute number of bankruptcies increased, not many met the "good company, bad balance sheet" model we


                      2 | Not part of the semiannual report
like, although we expect more of these as "covenant lite," highly leveraged balance sheets eventually reach a tipping point.

On the merger and acquisition front, the market for corporate control collapsed in 2008 and early 2009 alongside the equity markets, as corporate boards suffered from the same uncertainty, risk aversion and credit unavailability as other investors. Managements had little visibility regarding their own near-term business prospects and minimal appetite to do anything other than hunker down. However, a few large health care deals did emerge as those acquirers took advantage of their relatively stable cash flows and strong balance sheets to pursue a needed rationalization of the industry. The good news here is that we believe the potential returns for these deals are as attractive as we have seen in many years, perhaps reflecting the memories of broken deals of 2008 and fewer players looking to invest in such situations. We expect an increase in mergers and acquisitions during the rest of 2009 as industry leaders consider further consolidation in a slow growth environment at prices that are still well below their peaks of 2007.

While substantial uncertainties remain -- near-term ones such as the pace of economic recovery and longer term ones such as the ability of the U.S. to manage its enormous structural deficits and the fate of the U.S. dollar as the world's reserve currency -- we believe we are back in a "stock picker's" environment and that is where we like to be. Macroeconomic developments do matter, but not to the exclusion of company specifics, as seemed to be the case for much of 2008 and the first part of this year. That is why we are particularly excited at this point of the cycle and hope that you share our enthusiasm as well. We appreciate your trust and support over the past 18 months and look forward to better investing times ahead.

Sincerely,


/s/ Peter A. Langerman
Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

We are pleased to bring you Mutual Financial Services Fund's semiannual report for the period ended June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z delivered a +3.80% cumulative total return for the six months ended June 30, 2009. The Fund - Class Z outperformed its narrow benchmark, the Standard & Poor's 500 (S&P 500) Financials Index, which had a -3.41% total return, and its broad benchmark, the S&P 500, which had a +3.16% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended June 30, 2009, the U.S. economy and stock markets seemed to stabilize after signs appeared that the recession's severity had eased. Strains on the banking system and credit markets that surfaced in 2008 improved in 2009's first half with the help of federal aid and tighter regulations. Despite rising unemployment, near period-end home sales

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                              4 | Semiannual Report
edged higher, the decline in manufacturing activity slowed and consumer confidence started to pick up. Economic activity as measured by gross domestic product (GDP) fell at annualized rates of 6.4% and an estimated 1.0% in the first and second quarters of 2009.

Although the price of oil rose from $44 per barrel at the beginning of the period to $70 by period-end on speculation that the downturn was abating, it was still off more than 50% from its July 2008 record high.(2) June's inflation rate, as measured by the Consumer Price Index, was an annualized -1.4%, representing the steepest yearly decline in the cost of living in nearly six decades.(3) Core inflation, which excludes food and energy costs, rose at a 1.7% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(3)

A deepening recession and decelerating inflation prompted Washington policy-makers to keep interest rates low and enact stimulus plans -- including income tax cuts, aid to ailing state governments and funding for transportation infrastructure, school construction and high-tech projects. During the period under review, the Fed kept the federal funds target rate in a range of 0% to 0.25% and said the "pace of economic contraction is slowing" but the financial system had not yet returned to normal.

Most U.S. stocks suffered major losses through early March as investors worried about an uncertain future. Stocks then recovered somewhat from 12-year lows as investors perceived many bargains among the bear market fallout and data indicated the economy's pace of contraction was moderating. By June, however, fresh investor concerns about the economy and stock valuations reemerged and dampened the rally's momentum. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -2.01%, while the broader S&P 500 posted a +3.16% total return and the technology-heavy NASDAQ Composite Index returned +16.99%.(4)

Global equities followed the same trend. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk appetite, rotating capital back into cyclical sectors such as financials, materials

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                   (BAR CHART)

U.S.                                        32.2%
U.K.                                         8.7%
Ireland                                      4.5%
Germany                                      4.0%
Bermuda                                      4.0%
France                                       3.6%
Australia                                    3.3%
Italy                                        3.0%
Norway                                       2.7%
Greece                                       2.5%
Hong Kong                                    2.4%
China                                        2.3%
Spain                                        2.0%
Japan                                        1.5%
Switzerland                                  1.1%
Belgium                                      1.1%
Other                                        2.3%
Short-Term Investments & Other Net Assets   18.8%

(2.) Source: New York Mercantile Exchange.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              Semiannual Report | 5
and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

In the reporting period's final weeks, global equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. In Europe, policymakers committed to an easier monetary regime, but the eurozone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(5) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(6)

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

WHAT IS RETURN ON EQUITY?

Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

(5.) Source: European Communities Eurostat.

(6.) Source: People's Bank of China.


                              6 | Semiannual Report

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

The first half of 2009 was a volatile mix of difficulty and resurgence for the financial services sector globally. Against this backdrop, the Fund's largest contributors included Hellenic Exchanges, a holding company for a number of organizations that support the Greek capital market's structure and operation; CNinsure, an independent Chinese insurance agency and brokerage firm; and Bank of Ireland.

In an about-face from 2008, Hellenic Exchanges rebounded sharply and appreciated in the first half of 2009. This company's appeal was largely unchanged, in our view, as it continued to be a highly cash generative business with ongoing cost controls and a revenue model that was insulated from much of the competition that plagued other global cash exchanges. The rekindling of equity trading in the first quarter of this year marked a critical turning point for the business as volumes accelerated. Further supporting Hellenic's stock price was the May payment of a E0.41 per share dividend, equating to a dividend yield of nearly 7% based on the company's average stock price over the period. We continued to hold the stock at period-end, believing Hellenic to be a solid business trading at a very inexpensive valuation.

CNinsure operates in China where there is an emerging and growing need for insurance products as citizens acquire property and seek to protect their health or savings. While we are closely monitoring the underwriting standards in this nascent market, we invested in CNinsure partially because it holds the largest agency presence in China. This has helped sales increase 58% year-over-year through March 2009 with margins of more than 20%. Also, the company's balance sheet was flush with cash. In our view, CNinsure's stock was undervalued considering its growth and profitability, and we continued to hold the position at period-end.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

Insurance                                   33.8%
Diversified Financial Services              13.2%
Commercial Banks                            13.2%
Corporate Bonds & Notes                      5.6%
Thrifts & Mortgage Finance                   4.6%
Real Estate Investment Trusts                2.6%
Capital Markets                              1.7%
Real Estate Management & Development         1.5%
Media                                        1.0%
Other                                        4.0%
Short-Term Investments & Other Net Assets   18.8%

Bank of Ireland was a substantial Fund investment several years ago that we sold at the end of 2006 for more than E16 per share. We bought it back in the second quarter of 2009 at a fraction of our exit price -- E0.84 per share. Our longer term investors may remember that earlier in the decade, we thought Bank of Ireland's attraction was its leading market position and the growth of the Irish economy combined with an anomalous valuation. Although the company benefited from these factors, during the global banking crisis Ireland found it had one of the world's most challenged financial systems due to plummeting property values and serious concerns over capital levels. The state of


                              Semiannual Report | 7
the Irish banking system was so severe that at one point during first quarter 2009 its total market capitalization of about E500 million was only 0.25% of the country's 2008 GDP. This was virtually unheard of in a developed market. The incredibly cheap valuation and distressed nature of these banks caught our attention and, consequently, we acquired equity as well as debt from the entire sector during the reporting period. Our foray was established on the thesis that credit losses were absorbable and government support would be adequate to ensure the system's survival. This thesis was validated as the stock appreciated over our holding period and continued to trade at what we considered highly attractive valuations at period-end.

TOP 10 HOLDINGS
6/30/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Deutsche Boerse AG                              3.5%
   DIVERSIFIED FINANCIAL SERVICES, GERMANY
Symetra Financial                               3.3%
   INSURANCE, U.S.
Maiden Holdings Ltd., 144A                      3.0%
   INSURANCE, U.S.
Intesa Sanpaolo SpA, ord. & di Risp             2.6%
   COMMERCIAL BANKS, ITALY
BNP Paribas SA                                  2.3%
   COMMERCIAL BANKS, FRANCE
Hellenic Exchanges SA Holding                   2.3%
   DIVERSIFIED FINANCIAL SERVICES, GREECE
CNinsure Inc., ADR                              2.3%
   INSURANCE, CHINA
Lancashire Holdings Ltd.                        2.2%
   INSURANCE, U.K.
AmTrust Financial Services Inc.                 2.1%
   INSURANCE, U.S.
Bolsas Y Mercados Espanoles                     2.0%
   DIVERSIFIED FINANCIAL SERVICES, SPAIN

In contrast, some of the Fund's worst-performing investments were PacWest Bancorp, which operates about 60 branches in Southern California and targets its services to small to midsized businesses; First Chicago Bancorp, another provider of commercial banking services primarily to small and medium Midwestern companies; and White Mountains Insurance Group, which provides insurance and reinsurance products and services.

The value of the Fund's investment in PacWest was nearly halved during the first six months of 2009. Investor fears arose about a broad-based deterioration in California's economy that could lead to significant losses for commercial-based banks such as PacWest. As market sentiment weighed heavily on the share price, its valuation multiple compressed substantially during the reporting period. We subsequently sold the Fund's PacWest position by period-end.

Our position in First Chicago is a private investment in a commercial-based bank that the Fund has held for several years. Similar to PacWest, First Chicago also faced difficulties in the first half of 2009 as losses from commercial real estate loans in the Chicago area accelerated and the company's capital levels fell. Given the deterioration in the bank's fundamentals, as well as a drop in the share prices of comparable banks during the period, the Fund's investment lost value.

White Mountains suffered early in the year from an investment portfolio leveraged to equities, what the company saw as a mismanaged life reinsurance portfolio in Japan, and the subsequent erosion of its capital position that was exacerbated by the buy-back of Berkshire Hathaway's holding. The company took corrective actions by reducing its equity exposure and neutralizing its life reinsurance book with a view to exiting that business. The company's core underwriting businesses were apparently performing well, however, and at period-end we think the stock could recover from these oversold levels if the market recognizes what we see as the intrinsic value of these businesses.


                              8 | Semiannual Report

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

(PHOTO OF CHARLES M. LAHR)


/s/ Charles M. Lahr
Charles M. Lahr, CFA
Portfolio Manager

Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

CHARLES LAHR has been portfolio manager for Mutual Financial Services Fund since 2004. He is also portfolio manager for Mutual Global Discovery Fund. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.


                             Semiannual Report | 9

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: TEFAX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.41    $11.21    $10.80

CLASS A (SYMBOL: TFSIX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.39    $11.22    $10.83

CLASS B (SYMBOL: TBFSX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.34    $10.95    $10.61

CLASS C (SYMBOL: TMFSX)   CHANGE   6/30/09   12/31/08
-----------------------   ------   -------   --------
Net Asset Value (NAV)     +$0.35    $11.15    $10.80


                             10 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(2)                +3.80%          -20.04%   -12.90%   +60.86%
Average Annual Total Return(3)            +3.80%          -20.04%    -2.72%    +4.87%
Value of $10,000 Investment(4)          $10,380          $ 7,996   $ 8,710   $16,086
   Total Annual Operating Expenses(5)             1.19%

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(2)                +3.60%          -20.31%   -14.20%   +55.73%
Average Annual Total Return(3)            -2.35%          -24.91%    -4.16%    +3.91%
Value of $10,000 Investment(4)          $ 9,765          $ 7,509   $ 8,086   $14,677
   Total Annual Operating Expenses(5)             1.49%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(2)                +3.20%          -20.87%   -17.13%   +47.72%
Average Annual Total Return(3)            -0.80%          -23.97%    -3.95%    +3.98%
Value of $10,000 Investment(4)          $ 9,920          $ 7,603   $ 8,177   $14,772
   Total Annual Operating Expenses(5)             2.19%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(2)                +3.24%          -20.83%   -17.07%   +45.66%
Average Annual Total Return(3)            +2.24%          -21.61%    -3.68%    +3.83%
Value of $10,000 Investment(4)          $10,224          $ 7,839   $ 8,293   $14,566
   Total Annual Operating Expenses(5)             2.19%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IMPACTING THE SECTOR. IN ADDITION, THE FUND INVESTS IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

     In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $1,038.00               $ 6.42
Hypothetical (5% return before expenses)         $1,000           $1,018.50               $ 6.36
CLASS A
Actual                                           $1,000           $1,036.00               $ 7.82
Hypothetical (5% return before expenses)         $1,000           $1,017.11               $ 7.75
CLASS B
Actual                                           $1,000           $1,032.00               $11.44
Hypothetical (5% return before expenses)         $1,000           $1,013.54               $11.33
CLASS C
Actual                                           $1,000           $1,032.40               $11.44
Hypothetical (5% return before expenses)         $1,000           $1,013.54               $11.33

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.27%; A: 1.55%; B: 2.27%; and C: 2.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             14 | Semiannual Report

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2009    --------------------------------------------------------
CLASS Z                                              (UNAUDITED)         2008       2007        2006        2005       2004
-------                                           ----------------   ---------    --------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $ 10.80         $ 18.68    $  22.59    $  21.59    $  20.45   $  20.06
                                                       -------         -------    --------    --------    --------   --------
Income from investment operations(a):
   Net investment income(b) ....................          0.01(c)         0.46        0.51        0.40        0.44       0.34
   Net realized and unrealized gains (losses) ..          0.40           (7.94)      (2.41)       3.76        2.40       2.70
                                                       -------         -------    --------    --------    --------   --------
Total from investment operations ...............          0.41           (7.48)      (1.90)       4.16        2.84       3.04
                                                       -------         -------    --------    --------    --------   --------
Less distributions from:
   Net investment income .......................            --           (0.40)      (0.61)      (0.57)      (0.49)     (0.32)
   Net realized gains ..........................            --              --       (1.40)      (2.59)      (1.21)     (2.33)
                                                       -------         -------    --------    --------    --------   --------
Total distributions ............................            --           (0.40)      (2.01)      (3.16)      (1.70)     (2.65)
                                                       -------         -------    --------    --------    --------   --------
Redemption fees(d) .............................            --              --(e)       --(e)       --(e)       --(e)      --(e)
                                                       -------         -------    --------    --------    --------   --------
Net asset value, end of period .................       $ 11.21         $ 10.80    $  18.68    $  22.59    $  21.59   $  20.45
                                                       =======         =======    ========    ========    ========   ========
Total return(f) ................................          3.80%         (40.08)%     (8.71)%     19.73%      14.14%     15.62%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before expense reduction(h) ...........          1.28%           1.19%       1.11%       1.08%       1.12%      1.10%
Expenses net of expense reduction(h) ...........          1.27%           1.19%       1.11%       1.08%       1.12%      1.10%
Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before expense reduction ...........          1.27%           1.18%       1.11%       1.08%       1.11%      1.09%
   Expenses net of expense reduction ...........          1.26%           1.18%       1.11%       1.08%       1.11%      1.09%
Net investment income ..........................          0.08%(c)        3.15%       2.25%       1.71%       2.10%      1.65%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $90,299         $91,691    $164,890    $213,874    $174,864   $166,175
Portfolio turnover rate ........................         35.66%          41.98%      49.87%      62.65%      31.71%     38.40%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.09) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.86%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Mutual Financial Services Fund

                                                  SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2009    --------------------------------------------------------
CLASS A                                              (UNAUDITED)       2008        2007        2006        2005        2004
                                                  ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $  10.83         $  18.70    $  22.60    $  21.61    $  20.47    $  20.08
                                                    --------         --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) .............       (0.01)(c)         0.42        0.44        0.33        0.37        0.27
   Net realized and unrealized gains (losses) ..        0.40            (7.93)      (2.40)       3.76        2.41        2.70
                                                    --------         --------    --------    --------    --------    --------
Total from investment operations ...............        0.39            (7.51)      (1.96)       4.09        2.78        2.97
                                                    --------         --------    --------    --------    --------    --------
Less distributions from:
   Net investment income .......................          --            (0.36)      (0.54)      (0.51)      (0.43)      (0.25)
   Net realized gains ..........................          --               --       (1.40)      (2.59)      (1.21)      (2.33)
                                                    --------         --------    --------    --------    --------    --------
Total distributions ............................          --            (0.36)      (1.94)      (3.10)      (1.64)      (2.58)
                                                    --------         --------    --------    --------    --------    --------
Redemption fees(d) .............................          --               --(e)       --(e)       --(e)       --(e)       --(e)
                                                    --------         --------    --------    --------    --------    --------
Net asset value, end of period .................    $  11.22         $  10.83    $  18.70    $  22.60    $  21.61    $  20.47
                                                    ========         ========    ========    ========    ========    ========
Total return(f) ................................        3.60%          (40.23)%     (8.99)%     19.35%      13.82%      15.17%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before expense reduction(h) ...........        1.56%            1.49%       1.40%       1.39%       1.42%       1.44%
Expenses net of expense reduction(h) ...........        1.55%            1.49%       1.40%       1.39%       1.42%       1.44%
Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before expense reduction ...........        1.55%            1.48%       1.40%       1.39%       1.41%       1.43%
   Expenses net of expense reduction ...........        1.54%            1.48%       1.40%       1.39%       1.41%       1.43%
Net investment income (loss) ...................       (0.20)%(c)        2.85%       1.96%       1.40%       1.80%       1.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $252,688         $260,479    $441,180    $557,768    $359,058    $296,778
Portfolio turnover rate ........................       35.66%           41.98%      49.87%      62.65%      31.71%      38.40%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.09) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.58%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Financial Services Fund

                                                  SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2009    ----------------------------------------------------
CLASS B                                              (UNAUDITED)       2008        2007       2006       2005       2004
                                                  ----------------   -------     -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $   10.61      $ 18.26     $ 22.08    $ 21.17    $ 20.09    $ 19.76
                                                      ---------      -------     -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) .............          (0.05)(c)     0.31        0.27       0.16       0.23       0.14
   Net realized and unrealized gains (losses) ..           0.39        (7.72)      (2.33)      3.68       2.34       2.64
                                                      ---------      -------     -------    -------    -------    -------
Total from investment operations ...............           0.34        (7.41)      (2.06)      3.84       2.57       2.78
                                                      ---------      -------     -------    -------    -------    -------
Less distributions from:
   Net investment income .......................             --        (0.24)      (0.36)     (0.34)     (0.28)     (0.12)
   Net realized gains ..........................             --           --       (1.40)     (2.59)     (1.21)     (2.33)
                                                      ---------      -------     -------    -------    -------    -------
Total distributions ............................             --        (0.24)      (1.76)     (2.93)     (1.49)     (2.45)
                                                      ---------      -------     -------    -------    -------    -------
Redemption fees(d) .............................             --           --(e)       --(e)      --(e)      --(e)      --(e)
                                                      ---------      -------     -------    -------    -------    -------
Net asset value, end of period .................      $   10.95      $ 10.61     $ 18.26    $ 22.08    $ 21.17    $ 20.09
                                                      =========      =======     =======    =======    =======    =======
Total return(f) ................................           3.20%      (40.66)%     (9.58)%    18.51%     13.03%     14.51%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before expense reduction(h) ...........           2.28%        2.19%       2.11%      2.08%      2.12%      2.10%
Expenses net of expense reduction(h) ...........           2.27%        2.19%       2.11%      2.08%      2.12%      2.10%
Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before expense reduction ...........           2.27%        2.18%       2.11%      2.08%      2.11%      2.09%
   Expenses net of expense reduction ...........           2.26%        2.18%       2.11%      2.08%      2.11%      2.09%
Net investment income (loss) ...................          (0.92)%(c)    2.15%       1.25%      0.71%      1.10%      0.65%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $  11,117      $13,185     $30,756    $46,085    $42,526    $42,614
Portfolio turnover rate ........................          35.66%       41.98%      49.87%     62.65%     31.71%     38.40%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.09) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.86%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Financial Services Fund

                                                  SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2009    --------------------------------------------------------
CLASS C                                              (UNAUDITED)       2008        2007        2006        2005        2004
                                                  ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $ 10.80         $  18.59    $  22.46    $  21.51    $  20.39    $  20.02
                                                     -------         --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) .............       (0.05)(c)         0.31        0.28        0.16        0.23        0.13
   Net realized and unrealized gains (losses) ..        0.40            (7.85)      (2.37)       3.73        2.38        2.68
                                                     -------         --------    --------    --------    --------    --------
Total from investment operations ...............        0.35            (7.54)      (2.09)       3.89        2.61        2.81
                                                     -------         --------    --------    --------    --------    --------
Less distributions from:
   Net investment income .......................          --            (0.25)      (0.38)      (0.35)      (0.28)      (0.11)
   Net realized gains ..........................          --               --       (1.40)      (2.59)      (1.21)      (2.33)
                                                     -------         --------    --------    --------    --------    --------
Total distributions ............................          --            (0.25)      (1.78)      (2.94)      (1.49)      (2.44)
                                                     -------         --------    --------    --------    --------    --------
Redemption fees(d) .............................          --               --(e)       --(e)       --(e)       --(e)       --(e)
                                                     -------         --------    --------    --------    --------    --------
Net asset value, end of period .................     $ 11.15         $  10.80    $  18.59    $  22.46    $  21.51    $  20.39
                                                     =======         ========    ========    ========    ========    ========
Total return(f) ................................        3.24%          (40.63)%     (9.60)%     18.52%      13.06%      14.46%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before expense reduction(h) ...........        2.28%            2.19%       2.11%       2.08%       2.12%       2.10%
Expenses net of expense reduction(h) ...........        2.27%            2.19%       2.11%       2.08%       2.12%       2.10%
Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before expense reduction ...........        2.27%            2.18%       2.11%       2.08%       2.11%       2.09%
   Expenses net of expense reduction ...........        2.26%            2.18%       2.11%       2.08%       2.11%       2.09%
Net investment income (loss) ...................       (0.92)%(c)        2.15%       1.25%       0.71%       1.10%       0.65%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $98,419         $103,509    $183,684    $225,305    $169,000    $155,698
Portfolio turnover rate ........................       35.66%           41.98%      49.87%      62.65%      31.71%      38.40%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.09) per share related to a reserve for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.86%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                                                      SHARES/
                                                                                  COUNTRY             RIGHTS              VALUE
                                                                         ------------------------   ----------        ------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 75.3%
             BEVERAGES 0.2%
             Lion Nathan Ltd. ........................................           Australia              81,533        $    759,622
                                                                                                                      ------------
             CAPITAL MARKETS 1.7%
(a)          FBR Capital Markets Corp. ...............................         United States            13,000              61,100
             Man Group PLC ...........................................         United Kingdom        1,452,144           6,630,266
             Marfin Investment Group Holdings SA .....................             Greece              224,615             964,038
                                                                                                                      ------------
                                                                                                                         7,655,404
                                                                                                                      ------------
             COMMERCIAL BANKS 13.2%
(a, b)       AB&T Financial Corp. ....................................         United States           226,100           1,045,713
             Allied Irish Banks PLC ..................................            Ireland            1,094,102           2,659,439
(a, b, c)    Atlantic Banc Holdings Inc. .............................         United States           350,000           2,279,763
             Banca Popolare di Milano SCRL ...........................             Italy               263,277           1,567,561
(a)          Bank of Ireland .........................................            Ireland            2,121,990           5,029,953
             Bank of Ireland, ADR ....................................            Ireland                  400               3,816
(a, c)       The Bankshares Inc. .....................................         United States           456,903           1,737,999
             Barclays PLC ............................................         United Kingdom          805,757           3,751,879
             BNP Paribas SA ..........................................             France              161,842          10,498,732
(a)          Cape Bancorp Inc. .......................................         United States           264,663           2,284,042
(a)          Chicopee Bancorp Inc. ...................................         United States           286,714           3,718,681
(a, c)       Elephant Capital Holdings Ltd. ..........................             Japan                 5,268                  --
(a, c)       First Chicago Bancorp ...................................         United States           496,868           1,253,161
(a)          Guaranty Bancorp ........................................         United States         1,333,807           2,547,571
(a)          Intesa Sanpaolo SpA .....................................             Italy             2,656,685           8,551,782
             Intesa Sanpaolo SpA, di Risp ............................             Italy             1,383,272           3,406,952
(a, c)       NCB Warrant Holdings Ltd., A ............................             Japan                25,741                  --
(a)          Royal Bank of Scotland Group PLC ........................         United Kingdom        1,897,380           1,206,284
             Societe Generale, A .....................................             France              103,730           5,657,445
(a)          Southern National Bancorp of Virginia Inc. ..............         United States           290,840           2,384,888
             SunTrust Banks Inc. .....................................         United States            12,300             202,335
                                                                                                                      ------------
                                                                                                                        59,787,996
                                                                                                                      ------------
             COMMERCIAL SERVICES & SUPPLIES 0.4%
(a)          Comdisco Holding Co. Inc. ...............................         United States               103                 752
(a, d)       Comdisco Holding Co. Inc., Contingent Distribution ......         United States         4,195,000                  --
(a, e)       Protection One Inc. .....................................         United States           370,533           1,585,881
                                                                                                                      ------------
                                                                                                                         1,586,633
                                                                                                                      ------------
             CONSUMER FINANCE 0.6%
(a, c)       Cerberus CG Investor I LLC ..............................         United States         1,139,363             216,479
(a, c)       Cerberus CG Investor II LLC .............................         United States         1,139,363             216,479
(a, c)       Cerberus CG Investor III LLC ............................         United States           569,682             108,239
(a, c)       Cerberus FIM Investors Holdco LLC .......................         United States         4,357,178             317,203
(a)          White River Capital Inc. ................................         United States           172,799           1,611,351
                                                                                                                      ------------
                                                                                                                         2,469,751
                                                                                                                      ------------
             DIVERSIFIED FINANCIAL SERVICES 12.8%
             Bolsas Y Mercados Espanoles .............................             Spain               309,433           9,148,946
             Deutsche Boerse AG ......................................            Germany              201,619          15,632,677
(a)          Fortis ..................................................            Belgium            1,448,950           4,938,483
(a, f)       Fortis, rts., 7/01/14 ...................................            Belgium              422,790                  --
(a)          Global Consumer Acquisition .............................         United States               700               6,762


                             Semiannual Report | 19

Mutual Financial Services Fund

                                                                                                      SHARES/
                                                                                  COUNTRY             RIGHTS              VALUE
                                                                         ------------------------   ----------        ------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
             Guinness Peat Group PLC .................................         United Kingdom        6,691,384        $  2,935,296
             Hellenic Exchanges SA Holding ...........................             Greece              932,280          10,474,004
             Osaka Securities Exchange Co. Ltd. ......................             Japan                 1,023           4,915,411
             Oslo Bors VPS Holding ASA ...............................             Norway              911,000           8,142,906
(a)          Resolution Ltd. .........................................         United Kingdom        1,277,539           1,870,779
                                                                                                                      ------------
                                                                                                                        58,065,264
                                                                                                                      ------------
             FOOD & STAPLES RETAILING 0.4%
             AWB Ltd. ................................................           Australia           2,016,058           1,915,648
                                                                                                                      ------------
             FOOD PRODUCTS 0.4%
             First Pacific Co. Ltd. ..................................           Hong Kong           3,040,000           1,745,571
                                                                                                                      ------------
             HOUSEHOLD DURABLES 0.6%
(a)          Berkeley Group Holdings PLC .............................         United Kingdom          195,484           2,587,591
                                                                                                                      ------------
             INDUSTRIAL CONGLOMERATES 0.2%
             Jardine Matheson Holdings Ltd. ..........................           Hong Kong              17,757             486,897
             Jardine Strategic Holdings Ltd. .........................           Hong Kong              31,565             465,268
                                                                                                                      ------------
                                                                                                                           952,165
                                                                                                                      ------------
             INSURANCE 33.8%
             ACE Ltd.  . .............................................         United States           146,560           6,482,349
             AmTrust Financial Services Inc. .........................         United States           840,831           9,585,473
             a Argo Group International Holdings Ltd. ................         United States           271,110           7,650,724
             Aspen Insurance Holdings Ltd. ...........................         United States           169,680           3,790,651
             Austbrokers Holdings Ltd. ...............................           Australia             339,153           1,078,757
(a)          Berkshire Hathaway Inc., A ..............................         United States                37           3,330,000
(a)          Berkshire Hathaway Inc., B ..............................         United States               216             625,478
             Brit Insurance Holdings PLC .............................         United Kingdom        1,307,504           4,065,960
             Catlin Group Ltd. .......................................         United Kingdom          917,138           4,851,477
             CNinsure Inc., ADR ......................................             China               780,660          10,468,651
(a)          Enstar Group Ltd. .......................................         United States           113,109           6,656,465
             Fidelity National Financial Inc., A .....................         United States            88,649           1,199,421
(a)          Hilltop Holdings Inc. ...................................         United States           381,500           4,528,405
(a, c)       Imagine Group Holdings Ltd. .............................            Bermuda              551,589           5,024,810
             Irish Life & Permanent PLC ..............................            Ireland              636,151           3,127,390
(a)          Lancashire Holdings Ltd. ................................         United Kingdom        1,317,766          10,098,328
             Maiden Holdings Ltd. ....................................         United States           564,590           3,703,710
(g)          Maiden Holdings Ltd., 144A ..............................         United States         1,500,000           9,840,000
(a, c)       Olympus Re Holdings Ltd. ................................         United States             7,480              16,347
             Partnerre Ltd. ..........................................            Bermuda              104,810           6,807,409
(b)          Protector Forsikring ASA ................................             Norway            4,479,410           4,195,378
(a, c)       Symetra Financial .......................................         United States         1,020,510          14,960,677
             Tower Australia Group Ltd. ..............................           Australia           3,126,817           7,050,034
             The Travelers Cos. Inc. .................................         United States           175,143           7,187,869
             Validus Holdings Ltd. ...................................            Bermuda              211,650           4,652,067
             White Mountains Insurance Group Ltd. ....................         United States            38,048           8,709,568
             Zurich Financial Services AG ............................          Switzerland             18,120           3,190,880
                                                                                                                      ------------
                                                                                                                       152,878,278
                                                                                                                      ------------


                             20 | Semiannual Report

Mutual Financial Services Fund

                                                                                                      SHARES/
                                                                                  COUNTRY             RIGHTS              VALUE
                                                                         ------------------------   ----------        ------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             LEISURE EQUIPMENT & PRODUCTS 0.2%
             Hutichison Harbour Ring Ltd. ............................          Hong Kong           14,046,000        $  1,069,322
                                                                                                                      ------------
             MEDIA 1.0%
             Seven Network Ltd. ......................................          Australia              993,284           4,287,153
                                                                                                                      ------------
             MULTILINE RETAIL 0.4%
             Jelmoli Holding AG ......................................         Switzerland               5,195           1,883,182
                                                                                                                      ------------
             PHARMACEUTICALS 0.4%
             Wyeth ...................................................        United States             41,100           1,865,529
                                                                                                                      ------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) 2.6%
             Chimera Investment Corp. ................................        United States            426,000           1,486,740
             Link REIT ...............................................          Hong Kong            3,308,504           7,061,079
(a)          Walter Investment Management Corp. ......................        United States            243,660           3,235,805
                                                                                                                      ------------
                                                                                                                        11,783,624
                                                                                                                      ------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 1.8%
             Conwert Immobilien Invest SE ............................           Austria               298,133           2,408,610
(a)          Dolphin Capital Investors Ltd. ..........................   Virgin Islands (British)    3,979,650           2,553,688
             Eurocastle Investment Ltd. ..............................       Guernsey Islands        1,483,229             686,524
             Franconofurt AG .........................................           Germany               201,927             860,997
             Gagfah SA ...............................................           Germany               195,759           1,636,447
(c)          Star Asia Finance Ltd., 144A ............................            Japan                 96,850             199,036
                                                                                                                      ------------
                                                                                                                         8,345,302
                                                                                                                      ------------
             THRIFTS & MORTGAGE FINANCE 4.6%
             Abington Bancorp Inc. ...................................        United States            782,830           6,231,327
             Danvers Bancorp Inc. ....................................        United States             52,901             711,519
             ESSA Bancorp Inc. .......................................        United States             45,830             626,496
(b)          First Clover Leaf Financial Corp. .......................        United States            436,070           3,096,097
             Viewpoint Financial Group ...............................        United States            395,549           6,024,211
             Westfield Financial Inc. ................................        United States            474,380           4,297,883
                                                                                                                      ------------
                                                                                                                        20,987,533
                                                                                                                      ------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $435,144,735)                                                                                    340,625,568
                                                                                                                      ------------
             PREFERRED STOCKS (COST $2,339,859) 0.4%
             DIVERSIFIED FINANCIAL SERVICES 0.4%
(a, c)       Hightower Holding LLC, pfd. .............................        United States          2,339,859           1,899,263
                                                                                                                      ------------

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(h)
                                                                                                    ----------
             CORPORATE BONDS & NOTES 5.6%
(i)          ABN Amro Bank NV, sub. note, series 752, 5.00%,
                Perpetual ............................................         Netherlands           1,500,000 GBP       1,345,074
(g)          Aiful Corp., senior note, 144A, 4.45%, 2/16/10 ..........            Japan              2,000,000           1,460,186
             Allied Irish Banks PLC, sub. bond, 12.50%, 6/25/19 ......           Ireland             2,576,000 EUR       3,378,246
             American General Finance Corp.,
                5.85%, 6/01/13 .......................................        United States             66,000              37,901
                senior note, J, 6.90%, 12/15/17 ......................        United States            930,000             504,241
(g, i)       Catlin Insurance Co. Ltd., pfd., 144A, 7.249%,
                Perpetual ............................................           Bermuda             3,000,000           1,605,000


                             Semiannual Report | 21

Mutual Financial Services Fund

                                                                                                     PRINCIPAL
                                                                                  COUNTRY            AMOUNT(h)            VALUE
                                                                         ------------------------   ----------        ------------
             CORPORATE BONDS & NOTES (CONTINUED)
(c, j)       Cerberus CG Investor I LLC, 12.00%, 7/31/14 .............        United States          1,000,000        $    190,000
(c, j)       Cerberus CG Investor II LLC, 12.00%, 7/31/14 ............        United States          1,000,000             190,000
(c, j)       Cerberus CG Investor III LLC, 12.00%, 7/31/14 ...........        United States            500,000              95,000
(c, j)       Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 .....        United States         12,895,188             938,138
(i)          Chess Capital Securities, 4.83%, Perpetual ..............           Ireland            16,200,000 EUR       6,134,973
(i)          EGG Banking PLC, sub. note, series 19, 7.50%, Perpetual..       United Kingdom          1,740,000 GBP       1,433,592
(f, i , k)   Eurocastle Investment Ltd., sub. note cvt., Reg S, 20.00%,
                Perpetual ............................................       Guernsey Islands        1,584,790 EUR       2,200,598
(l)          Hannover Finance SA, senior sub. note, FRN, 5.75%,
                2/26/24 ..............................................          Luxembourg           1,030,000 EUR       1,197,783
(l)          JP Morgan Chase & Co., senior note, C, FRN, 0.734%,
                12/21/11 .............................................        United States          1,113,000           1,078,304
(c, l, m, n) Pontus I LLC, junior note, 144A, FRN, 4.856%, 7/24/09 ...        United States          2,714,922           2,605,112
(c, l, m, n) Pontus II Trust, junior profit-participating note, 144A,
                FRN, 7.66%, 6/25/09 ..................................        United States            430,639             750,208
                                                                                                                      ------------
             TOTAL CORPORATE BONDS & NOTES (COST $37,063,050) ........                                                  25,144,356
                                                                                                                      ------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $474,547,644) ..................................                                                 367,669,187
                                                                                                                      ------------
             SHORT TERM INVESTMENTS 21.1%
             U.S. GOVERNMENT AND AGENCY SECURITIES 21.1%
(o)          FHLB, 7/01/09 ...........................................        United States          3,600,000           3,599,999
(o)          U.S. Treasury Bills,
                7/02/09 ..............................................        United States          5,000,000           4,999,995
                7/09/09 ..............................................        United States          5,000,000           4,999,905
                7/16/09 ..............................................        United States          5,000,000           4,999,800
                7/23/09 ..............................................        United States          5,000,000           4,999,665
                7/30/09 ..............................................        United States          5,000,000           4,999,390
                8/06/09 ..............................................        United States          7,000,000           6,998,985
                8/13/09 ..............................................        United States          5,000,000           4,999,135
                8/20/09 ..............................................        United States          5,000,000           4,998,980
                9/03/09 ..............................................        United States          5,000,000           4,998,800
(p)             9/17/09 ..............................................        United States          5,000,000           4,998,160
                9/24/09 ..............................................        United States          5,000,000           4,998,110
                10/08/09 .............................................        United States          5,000,000           4,997,565
                10/15/09 .............................................        United States          5,000,000           4,997,350
                10/22/09 .............................................        United States          5,000,000           4,997,020
                10/29/09 .............................................        United States          5,000,000           4,996,965
                11/05/09 .............................................        United States          5,000,000           4,996,385
                12/17/09 .............................................        United States          5,000,000           4,992,560
                12/24/09 .............................................        United States          5,000,000           4,992,005
                                                                                                                      ------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $95,534,571) ...................................                                                  95,560,774
                                                                                                                      ------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
                (COST $570,082,215) ..................................                                                 463,229,961
                                                                                                                      ------------


                             22 | Semiannual Report

Mutual Financial Services Fund

                                                                                  COUNTRY             SHARES              VALUE
                                                                         ------------------------   ----------        ------------
(q)          INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
                SECURITIES 0.0%(r)
             MONEY MARKET FUNDS (COST $115,873) 0.0%(r)
(s)          Bank of New York Institutional Cash Reserve Fund, 0.12%..        United States            115,873        $    114,714
                                                                                                                      ------------
             TOTAL INVESTMENTS (COST $570,198,088) 102.4% ............                                                 463,344,675
             SECURITIES SOLD SHORT (0.1)% ............................                                                    (607,245)
             OTHER ASSETS, LESS LIABILITIES (2.3)% ...................                                                 (10,214,262)
                                                                                                                      ------------
             NET ASSETS 100.0% .......................................                                                $452,523,168
                                                                                                                      ============
(t)          SECURITIES SOLD SHORT (PROCEEDS $621,027) 0.1%
             PHARMACEUTICALS 0.1%
             Pfizer Inc. .............................................        United States             40,483        $    607,245
                                                                                                                      ------------

(a)  Non-income producing.

(b)  See Note 12 regarding holdings of 5% voting securities.

(c)  See Note 9 regarding restricted securities.

(d) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(e)  A portion or all of the security is on loan at June 30, 2009. See Note
     1(g).

(f) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2009, the aggregate value of these securities was $2,200,598, representing 0.49% of net assets.

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the aggregate value of these securities was $12,905,186, representing 2.85% of net assets.

(h)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(i)  Perpetual security with no stated maturity date.

(j)  See Note 8 regarding credit risk and defaulted securities.

(k)  Income may be received in additional securities and/or cash.

(l)  The coupon rate shown represents the rate at period end.

(m)  See Note 13 regarding other considerations.

(n)  See Note 1(f) regarding special purpose entities.

(o)  The security is traded on a discount basis with no stated coupon rate.

(p) Security or a portion of the security has been segregated as collateral for securities sold short. At June 30, 2009, the value of securities and/or cash pledged amounted to $1,650,527.

(q)  See Note 1(g) regarding securities on loan.

(r)  Rounds to less than 0.1% of net assets.

(s)  The rate shown is the annualized seven-day yield at period end.

(t)  See Note 1(e) regarding securities sold short.


                                      Semiannual Report | 23

Mutual Financial Services Fund

At June 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                                              SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY    CONTRACT AMOUNT      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----     --------    ---------------   ----------   ------------   ------------
British Pound .......       SSBT       Sell    18,917,874     $29,290,407       7/13/09     $     --      $(1,835,639)
British Pound .......       HSBC       Sell     1,699,110       2,628,560       7/13/09           --         (167,027)
British Pound .......       BANT        Buy     1,095,000       1,518,116       7/13/09      283,514               --
British Pound .......       SSBT        Buy     1,498,100       2,129,246       7/13/09      335,616               --
British Pound .......       BANT       Sell     1,952,171       3,214,565       7/13/09          424               --
Euro ................       SSBT       Sell     5,432,030       7,430,940       7/27/09           --         (188,152)
Euro ................       DBFX       Sell       900,000       1,227,123       7/27/09           --          (35,238)
Euro ................       HSBC       Sell       340,000         461,547       7/27/09           --          (15,345)
Swiss Franc .........       BANT       Sell    16,540,813      14,270,429       8/10/09           --         (956,229)
Swiss Franc .........       HSBC       Sell       699,600         620,001       8/10/09           --          (24,017)
Swiss Franc .........       HAND       Sell       100,166          90,000       8/10/09           --           (2,208)
Swiss Franc .........       SSBT        Buy    12,102,174      10,467,473       8/10/09      673,193               --
British Pound .......       DBFX       Sell     1,130,000       1,839,414       8/12/09           --          (19,719)
Euro ................        BBU       Sell     1,000,000       1,335,220       8/13/09           --          (67,353)
Euro ................       HSBC       Sell     1,051,338       1,429,715       8/13/09           --          (44,864)
Euro ................       BANT       Sell       400,000         536,260       8/13/09           --          (24,769)
Euro ................       SSBT       Sell     9,706,899      13,629,585       8/13/09       14,952               --
Norwegian Krone .....       HAND       Sell    68,557,180      10,525,223       8/19/09           --         (117,944)
Norwegian Krone .....        BBU       Sell       387,282          60,000       8/19/09           --             (124)
Norwegian Krone .....       HAND        Buy     1,247,141         190,000       8/19/09        3,613               --
Norwegian Krone .....       DBFX       Sell       386,400          60,000       8/19/09           13               --
Euro ................       SSBT       Sell     6,276,055       8,403,174       8/31/09           --         (398,981)
Euro ................       BANT       Sell     2,425,000       3,270,379       8/31/09           --         (130,679)
Euro ................       HSBC       Sell     2,060,000       2,775,926       8/31/09           --         (113,220)
Euro ................        BBU       Sell     1,740,000       2,403,816       8/31/09           --          (36,531)
Euro ................       DBFX       Sell       420,000         600,831       8/31/09       11,782               --
New Zealand Dollar ..       BANT       Sell     6,574,477       3,480,014       9/10/09           --         (741,507)
New Zealand Dollar ..       SSBT       Sell       331,000         187,391       9/10/09           --          (25,147)
New Zealand Dollar ..       HSBC       Sell       320,000         193,526       9/10/09           --          (11,948)
New Zealand Dollar ..       BANT        Buy     1,822,500         938,479       9/10/09      231,762               --
New Zealand Dollar ..       SSBT        Buy       977,100         485,944       9/10/09      141,459               --
British Pound .......       BANT       Sell       650,000         935,467       9/14/09           --         (133,868)
Euro ................        BBU       Sell     6,000,000       8,165,610       9/14/09           --         (248,788)
Euro ................       BANT       Sell       650,000         834,670       9/14/09           --          (76,890)
Euro ................       SSBT       Sell       594,255         776,651       9/14/09           --          (56,732)
Euro ................       HSBC       Sell       290,000         373,752       9/14/09           --          (32,944)
Euro ................        BBU        Buy     1,000,000       1,377,575       9/14/09       24,825               --
Euro ................       BANT        Buy       800,000       1,102,904       9/14/09       19,016               --
Euro ................       SSBT        Buy     2,201,579       3,053,458       9/14/09       34,036               --
Euro ................       AESX        Buy       200,000         275,452       9/14/09        5,028               --
Australian Dollar ...       SSBT       Sell    16,784,388      12,292,672       9/17/09           --       (1,141,995)
Australian Dollar ...       HSBC       Sell     1,456,171       1,120,861       9/17/09           --          (44,697)
Australian Dollar ...       BANT       Sell       570,438         456,876       9/17/09           --             (823)
Australian Dollar ...       SSBT        Buy       500,000         350,845       9/17/09       49,368               --
Australian Dollar ...       BANT        Buy       300,000         239,940       9/17/09          188               --
Japanese Yen ........       SSBT       Sell   288,021,073       2,915,193      10/20/09           --          (78,248)


                             24 | Semiannual Report

Mutual Financial Services Fund

                                                                     CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                        COUNTERPARTY   TYPE    QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                        ------------   ----   ----------   -----------   ----------   ------------   ------------
Japanese Yen ................         BBU      Sell   11,701,680   $   120,000   10/20/09     $       --      $   (1,617)
Japanese Yen ................        SSBT       Buy   31,000,000       314,900   10/20/09          7,287              --
Japanese Yen ................        DBFX      Sell   14,210,250       150,000   10/20/09          2,311              --
Japanese Yen ................        HSBC      Sell   14,308,200       150,000   10/20/09          1,293              --
Japanese Yen ................        AESX      Sell   32,582,787       340,000   10/20/09          1,363              --
Euro ........................        HSBC      Sell    1,580,000     2,119,267   11/13/09             --         (96,273)
Euro ........................         BBU      Sell   18,000,000    25,012,800   11/30/09             --        (227,114)
Euro ........................        BONY      Sell    4,281,034     5,942,503   11/30/09             --         (60,437)
Euro ........................        SSBT      Sell      387,484       537,754   11/30/09             --          (5,583)
                                                                                              ----------      ----------
   Unrealized appreciation
      (depreciation) ........                                                                  1,841,043      (7,162,650)
                                                                                              ----------      ----------
      Net unrealized
         appreciation
         (depreciation) .....                                                                                 $(5,321,607)
                                                                                                              ===========

See Abbreviations on page 45.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................................   $ 551,245,080
      Cost - Non-controlled affiliated issuers (Note 12) ..................................      18,953,008
                                                                                              -------------
      Total cost of investments ...........................................................   $ 570,198,088
                                                                                              =============
      Value - Unaffiliated issuers ........................................................   $ 452,727,724
      Value - Non-controlled affiliated issuers (Note 12) .................................      10,616,951
                                                                                              -------------
      Total value of investments (includes securities
         loaned in the amount of $123,692) ................................................     463,344,675
   Cash ...................................................................................          34,989
   Cash on deposit with brokers ...........................................................         650,917
   Foreign currency, at value (cost $ 1,163,552) ..........................................       1,159,484
   Receivables:
      Investment securities sold ..........................................................       1,443,328
      Capital shares sold .................................................................         381,180
      Dividends and interest ..............................................................       2,489,744
   Unrealized appreciation on forward exchange contracts ..................................       1,841,043
   Other assets ...........................................................................             660
                                                                                              -------------
         Total assets .....................................................................     471,346,020
                                                                                              -------------
Liabilities:
   Payables:
      Investment securities purchased .....................................................       9,234,134
      Capital shares redeemed .............................................................         768,036
      Affiliates ..........................................................................         686,731
   Securities sold short, at value (proceeds $621,027) ....................................         607,245
   Payable upon return of securities loaned ...............................................         115,873
   Unrealized depreciation on forward exchange contracts ..................................       7,162,650
   Accrued expenses and other liabilities .................................................         248,183
                                                                                              -------------
         Total liabilities ................................................................      18,822,852
                                                                                              -------------
            Net assets, at value ..........................................................   $ 452,523,168
                                                                                              =============
Net assets consist of:
   Paid-in capital ........................................................................   $ 748,221,091
   Undistributed net investment income ....................................................         662,480
   Net unrealized appreciation (depreciation) .............................................    (112,136,695)
   Accumulated net realized gain (loss) ...................................................    (184,223,708)
                                                                                              -------------
            Net assets, at value ..........................................................   $ 452,523,168
                                                                                              =============

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

CLASS Z:
   Net assets, at value ..................................   $ 90,299,413
                                                             ------------
   Shares outstanding ....................................      8,054,429
                                                             ------------
   Net asset value and maximum offering price per share ..   $      11.21
                                                             ------------
CLASS A:
   Net assets, at value ..................................   $252,688,132
                                                             ------------
   Shares outstanding ....................................     22,513,085
                                                             ------------
   Net asset value per share(a) ..........................   $      11.22
                                                             ------------
   Maximum offering price per share (net asset
      value per share / 94.25%) ..........................   $      11.90
                                                             ------------
CLASS B:
   Net assets, at value ..................................   $ 11,116,723
                                                             ------------
   Shares outstanding ....................................      1,014,809
                                                             ------------
   Net asset value and maximum offering price per
      share(a) ...........................................   $      10.95
                                                             ------------
CLASS C:
   Net assets, at value ..................................   $ 98,418,900
                                                             ------------
   Shares outstanding ....................................      8,828,489
                                                             ------------
   Net asset value and maximum offering price
      per share(a) .......................................   $      11.15
                                                             ------------

(a) Redemption price is equal to net asset value less contingent deferred sales, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $482,575)
      Unaffiliated issuers ............................................   $  4,152,505
      Non-controlled affiliated issuers ...............................      1,384,952
   Interest ...........................................................      1,155,072
   Reserve for uncollectible interest (Note 8) ........................     (3,809,903)
   Income from securities loaned ......................................          7,116
                                                                          ------------
         Total investment income ......................................      2,889,742
                                                                          ------------
Expenses:
   Management fees (Note 3a) ..........................................      1,713,276
   Administrative fees (Note 3b) ......................................        163,999
   Distribution fees: (Note 3c)
      Class A .........................................................        332,000
      Class B .........................................................         56,396
      Class C .........................................................        468,367
   Transfer agent fees (Note 3e) ......................................        601,857
   Custodian fees (Note 4) ............................................         39,126
   Reports to shareholders ............................................         48,556
   Registration and filing fees .......................................         43,704
   Professional fees ..................................................         72,741
   Trustees' fees and expenses ........................................          9,577
   Dividends on securities sold short .................................         22,454
   Other ..............................................................         16,703
                                                                          ------------
         Total expenses ...............................................      3,588,756
         Expense reductions (Note 4) ..................................        (14,605)
                                                                          ------------
            Net expenses ..............................................      3,574,151
                                                                          ------------
               Net investment income (loss) ...........................       (684,409)
                                                                          ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................................    (27,056,977)
      Written options .................................................         77,594
      Foreign currency transactions ...................................      9,529,462
      Securities sold short ...........................................     (2,685,738)
                                                                          ------------
               Net realized gain (loss) ...............................    (20,135,659)
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .....................................................     48,043,285
      Translation of other assets and liabilities
         denominated in foreign currencies ............................    (14,611,182)
                                                                          ------------
               Net change in unrealized appreciation (depreciation) ...     33,432,103
                                                                          ------------
Net realized and unrealized gain (loss) ...............................     13,296,444
                                                                          ------------
Net increase (decrease) in net assets resulting from operations .......   $ 12,612,035
                                                                          ============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2009        YEAR ENDED
                                                                           (UNAUDITED)     DECEMBER 31, 2008
                                                                        ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ..................................     $   (684,409)      $  18,006,291
      Net realized gain (loss) from investments, written options,
         securities sold short and foreign currency transactions ....      (20,135,659)       (165,287,534)
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies ..............       33,432,103        (195,132,628)
                                                                          ------------       -------------
            Net increase (decrease) in net assets resulting
               from operations ......................................       12,612,035        (342,413,871)
                                                                          ------------       -------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ....................................................               --          (3,377,037)
         Class A ....................................................               --          (8,457,768)
         Class B ....................................................               --            (299,698)
         Class C ....................................................               --          (2,396,773)
                                                                          ------------       -------------
   Total distributions to shareholders ..............................               --         (14,531,276)
                                                                          ------------       -------------
   Capital share transactions: (Note 2)
         Class Z ....................................................       (4,479,706)         (3,195,319)
         Class A ....................................................      (14,782,164)         15,415,528
         Class B ....................................................       (2,302,188)         (6,375,808)
         Class C ....................................................       (7,388,437)           (554,166)
                                                                          ------------       -------------
   Total capital share transactions .................................      (28,952,495)          5,290,235
                                                                          ------------       -------------
   Redemption fees ..................................................               --               9,462
                                                                          ------------       -------------
            Net increase (decrease) in net assets ...................      (16,340,460)       (351,645,450)
Net assets:
   Beginning of period ..............................................      468,863,628         820,509,078
                                                                          ------------       -------------
   End of period ....................................................     $452,523,168       $ 468,863,628
                                                                          ------------       -------------
Undistributed net investment income included in net assets:
   End of period ....................................................     $    662,480       $   1,346,889
                                                                          ============       =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the


                             30 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the


                             Semiannual Report | 31

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund purchases or writes option contracts in order to manage equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

D. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.


                             32 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

F. SPECIAL PURPOSE ENTITIES

At June 30, 2009, the Fund contributed an additional $1,709,535 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.

G. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market Fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                             Semiannual Report | 33

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             34 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                       SIX MONTHS ENDED                YEAR ENDED
                                                                        JUNE 30, 2009              DECEMBER 31, 2008
                                                                  -------------------------   ---------------------------
                                                                    SHARES        AMOUNT         SHARES         AMOUNT
                                                                  ----------   ------------   -----------   -------------
CLASS Z SHARES
   Shares sold ................................................      449,731   $  4,681,465     1,804,326   $  26,949,928
   Shares issued in reinvestment of distributions .............           --             --       277,927       3,087,103
   Shares redeemed ............................................     (882,420)    (9,161,171)   (2,423,622)    (33,232,350)
                                                                  ----------   ------------   -----------   -------------
   Net increase (decrease) ....................................     (432,689)  $ (4,479,706)     (341,369)  $  (3,195,319)
                                                                  ==========   ============   ===========   =============
CLASS A SHARES:
   Shares sold ................................................    2,810,971   $ 29,451,464    12,037,190   $ 182,417,278
   Shares issued in reinvestment of distributions .............           --             --       681,749       7,602,265
   Shares redeemed ............................................   (4,346,497)   (44,233,628)  (12,261,409)   (174,604,015)
                                                                  ----------   ------------   -----------   -------------
   Net increase (decrease) ....................................   (1,535,526)  $(14,782,164)      457,530   $  15,415,528
                                                                  ==========   ============   ===========   =============
CLASS B SHARES:
   Shares sold ................................................       36,890   $    359,810       154,390   $   2,269,646
   Shares issued in reinvestment of distributions .............           --             --        24,414         267,402
   Shares redeemed ............................................     (264,833)    (2,661,998)     (619,982)     (8,912,856)
                                                                  ----------   ------------   -----------   -------------
   Net increase (decrease) ....................................     (227,943)  $ (2,302,188)     (441,178)  $  (6,375,808)
                                                                  ==========   ============   ===========   =============


                             Semiannual Report | 35

Mutual Financial Services Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               SIX MONTHS ENDED               YEAR ENDED
                                                                JUNE 30, 2009             DECEMBER 31, 2008
                                                          -------------------------   -------------------------
                                                            SHARES        AMOUNT        SHARES        AMOUNT
                                                          ----------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold ........................................      634,391   $  6,648,484    3,312,956   $ 50,459,766
   Shares issued in reinvestment of distributions .....           --             --      192,049      2,143,797
   Shares redeemed ....................................   (1,393,164)   (14,036,921)  (3,795,954)   (53,157,729)
                                                          ----------   ------------   ----------   ------------
   Net increase (decrease) ............................     (758,773)  $ (7,388,437)    (290,949)  $   (554,166)
                                                          ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                       NET ASSETS
----------   -----------------------------------------------
  0.800%     Up to and including $1 billion
  0.770%     Over $1 billion, up to and including $2 billion
  0.750%     Over $2 billion, up to and including $5 billion
  0.730%     In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
  0.150%     Up to and including $200 million
  0.135%     Over $200 million, up to and including $700 million
  0.100%     Over $700 million, up to and including $1.2 billion
  0.075%     In excess of $1.2 billion


                             36 | Semiannual Report

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ............................................   0.35%
Class B ............................................   1.00%
Class C ............................................   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $55,115
Contingent deferred sales charges retained ......   $11,766

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $601,857, of which $432,146 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 37

Mutual Financial Services Fund

5. INDEPENDENT TRUSTEES RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2009, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

(a) Projected benefit obligation at June 30, 2009 ..   $17,598
(b) Increase in projected benefit obligation .... ..   $   744
Benefit payments made to retired trustees ..........   $   365

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $105,853,047 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $35,488,912.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .............................   $ 583,163,559
                                                    =============
Unrealized appreciation .........................   $  31,530,176
Unrealized depreciation .........................    (151,349,060)
                                                    -------------
Net unrealized appreciation (depreciation) ......   $(119,818,884)
                                                    =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, pass-through entity income, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and certain dividend on securities sold short.


                             38 | Semiannual Report

Mutual Financial Services Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2009, aggregated $136,763,905 and $105,991,669, respectively.

Transactions in options written during the period ended June 30, 2009, were as follows:

                                               NUMBER OF   PREMIUMS
                                               CONTRACTS   RECEIVED
                                               ---------   --------
Options outstanding at December 31, 2008 ...      113      $ 77,594
Options written ............................       --            --
Options expired ............................     (113)      (77,594)
Options exercised ..........................       --            --
Options closed .............................       --            --
                                                 ----      --------
Options outstanding at June 30, 2009 .......       --      $     --
                                                 ====      ========

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes a reserve for uncollectible interest.

At June 30, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $1,413,138, representing 0.31% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                             Semiannual Report | 39

Mutual Financial Services Fund

9. RESTRICTED SECURITIES (CONTINUED)

At June 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/                                                               ACQUISITION
SHARES                                      ISSUER                                 DATES            COST         VALUE
-----------------  --------------------------------------------------------  ------------------  -----------  -----------
          350,000  Atlantic Banc Holdings Inc. ............................       2/01/07        $ 3,500,000  $ 2,279,763
          456,903  The Bankshares Inc. ....................................       3/22/07          4,569,030    1,737,999
        1,139,363  Cerberus CG Investor I LLC .............................  7/26/07 - 6/17/08     1,135,461      216,479
        1,000,000  Cerberus CG Investor I LLC, 12.00%, 7/31/14 ............       7/26/07          1,000,000      190,000
        1,139,363  Cerberus CG Investor II LLC ............................  7/26/07 - 6/17/08     1,135,461      216,479
        1,000,000  Cerberus CG Investor II LLC, 12.00%, 7/31/14 ...........       7/26/07          1,000,000      190,000
          569,682  Cerberus CG Investor III LLC ...........................  7/26/07 - 6/17/08       567,731      108,239
          500,000  Cerberus CG Investor III LLC, 12.00%, 7/31/14 ..........       7/26/07            500,000       95,000
        4,357,178  Cerberus FIM Investors Holdco LLC ......................  11/20/06 - 6/02/09    4,357,178      317,203
       12,895,188  Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ....       11/21/06        12,895,188      938,138
            5,268  Elephant Capital Holdings Ltd. .........................  8/29/03 - 3/10/08       612,722           --
          496,868  First Chicago Bancorp ..................................       11/16/06         6,956,152    1,253,161
        2,339,859  Hightower Holding LLC, pfd .............................  3/31/08 - 3/05/09     2,339,859    1,899,263
          551,589  Imagine Group Holdings Ltd. ............................       8/31/04          5,649,099    5,024,810
           25,741  NCB Warrant Holdings Ltd., A ...........................  12/16/05 - 3/10/08      271,013           --
            7,480  Olympus Re Holdings Ltd. ...............................       12/19/01           723,329       16,347
        2,714,922  Pontus I LLC, junior note, 144A, FRN, 4.856%, 7/24/09 ..  1/22/08 - 2/25/08     3,777,689    2,605,112
          430,639  Pontus II Trust, junior profit-participating note, 144A,
                      FRN, 7.66%, 6/25/09 .................................       2/29/08          1,077,409      750,208
           96,850  Star Asia Finance Ltd., 144A ...........................  2/22/07 - 5/18/07     9,836,925      199,036
        1,020,510  Symetra Financial ......................................       7/27/04         11,730,000   14,960,677
                                                                                                              -----------
                   TOTAL RESTRICTED SECURITIES (7.29% of Net Assets) ......                                   $32,997,914
                                                                                                              ===========

10. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At June 30, 2009, the Fund had aggregate unfunded capital commitments of $1,061,732, for which no depreciation has been recognized.


                             40 | Semiannual Report

Mutual Financial Services Fund

11. OTHER DERIVATIVE INFORMATION

At June 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS               ASSET DERIVATIVES                          LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ----------------------------------------   -------------------------------------------
UNDER FASB STATEMENT     STATEMENT OF ASSETS AND    FAIR VALUE     STATEMENT OF ASSETS AND       FAIR VALUE
NO. 133                   LIABILITIES LOCATION        AMOUNT         LIABILITIES LOCATION          AMOUNT
--------------------   --------------------------   -----------   --------------------------   --------------
Foreign exchange
   contracts .......   Unrealized appreciation on                 Unrealized depreciation on
                       forward exchange contracts    $1,841,043   forward exchange contracts     $7,162,650

For the period ended June 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                       UNREALIZED
                                                                                      APPRECIATION
DERIVATIVE CONTRACTS                                                  REALIZED GAIN  (DEPRECIATION)    AVERAGE
NOT ACCOUNTED FOR AS                                                 (LOSS) FOR THE     FOR THE         AMOUNT
HEDGING INSTRUMENTS                                                   PERIOD ENDED    PERIOD ENDED   OUTSTANDING
UNDER FASB STATEMENT                   STATEMENT OF                     JUNE 30,        JUNE 30,      DURING THE
NO. 133                            OPERATIONS LOCATIONS                   2009           2009         PERIOD(a)
--------------------  ---------------------------------------------  --------------  --------------  -----------
Foreign exchange
   contracts .......  Net realized gain (loss) from foreign
                      currency transactions/Net change in
                      unrealized appreciation (depreciation)
                      on translation of other assets and
                      liabilities denominated in foreign currencies    $10,805,087    $(14,213,665)  187,494,832
Equity contracts ...  Net realized gain (loss) from written
                      options/Net change in unrealized
                      appreciation (depreciation) on investments            77,594         (58,949)           49

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.


                              Semiannual Report | 41

Mutual Financial Services Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2009, were as shown below.

                                                                              NUMBER OF
                                NUMBER OF SHARES                               SHARES        VALUE AT                  REALIZED
                                HELD AT BEGINNING     GROSS        GROSS     HELD AT END      END OF     INVESTMENT     CAPITAL
NAME OF ISSUER                     OF PERIOD        ADDITIONS   REDUCTIONS    OF PERIOD       PERIOD       INCOME     GAIN (LOSS)
--------------                  -----------------   ---------   ----------   -----------   -----------   ----------   -----------
NON-CONTROLLED AFFILIATES
AB&T Financial Corp .........         226,100          --           --          226,100    $ 1,045,713   $       --      $--
Atlantic Banc Holdings Inc ..         350,000          --           --          350,000      2,279,763           --       --
First Clover Leaf
   Financial Corp ...........         436,070          --           --          436,070      3,096,097       52,328       --
Protector Forsikring ASA ....       4,479,410          --           --        4,479,410      4,195,378    1,332,624       --
                                                                                           -----------   ----------      ---
   TOTAL AFFILIATED
      SECURITIES (2.35%
      of Net Assets) ........                                                              $10,616,951   $1,384,952      $--
                                                                                           ===========   ==========      ===

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

14. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                             42 | Semiannual Report

Mutual Financial Services Fund

14. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,477 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                             LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
                                                          ------------   ------------   ------------     ------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Commercial Banks .............................   $ 54,517,073    $        --   $  5,270,923     $ 59,787,996
         Commercial Services & Supplies ...............      1,586,633             --             --(b)     1,586,633
         Consumer Finance .............................      1,611,351             --        858,400        2,469,751
         Diversified Financial Services ...............     58,065,264             --      1,899,263       59,964,527
         Insurance ....................................    132,876,444             --     20,001,834      152,878,278
         Real Estate Management & Development .........      8,146,266             --        199,036        8,345,302
         All other Equity Investments(c) ..............     57,492,344             --             --       57,492,344
      Corporate Bonds & Notes .........................             --     18,175,300      6,969,056       25,144,356
      Short Term Investments ..........................     91,960,775      3,714,713             --       95,675,488
                                                          ------------    -----------   ------------     ------------
      Total Investments in Securities .................   $406,256,150    $21,890,013   $ 35,198,512     $463,344,675
                                                          ============    ===========   ============     ============
Forward Exchange Contracts ............................   $         --    $ 1,841,043   $         --     $  1,841,043


                             Semiannual Report | 43

Mutual Financial Services Fund

15. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                     LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
                                                    ---------   ----------   -------   ----------
LIABILITIES:
   Securities Sold Short ........................   $607,245    $      --       $--    $  607,245
   Forward Exchange Contracts ...................         --    7,162,650        --     7,162,650


(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:


                                                                                                                 NET CHANGE
                                                                                                                IN UNREALIZED
                                                            NET CHANGE                                          APPRECIATION
                                                               IN                                              (DEPRECIATION)
                                                  NET       UNREALIZED       NET     TRANSFER                  ATTRIBUTABLE TO
                                   BEGINNING   REALIZED    APPRECIATION   PURCHASES  IN (OUT)     ENDING      ASSETS STILL HELD
                                    BALANCE   GAIN (LOSS) (DEPRECIATION)   (SALES)  OF LEVEL 3   BALANCE        AT PERIOD END
                                  ----------- ----------- -------------- ---------- ---------- -----------    -----------------
ASSETS
   Investments in Securities:
   Equity Securities:(a)
      Commercial Banks .........  $10,280,144 $        --  $(5,009,221)  $       --   $--      $ 5,270,923      $(5,009,221)
      Commercial Services &
         Supplies ..............           --          --           --           --    --               --(b)            --
      Consumer Finance .........    1,480,253          --     (670,026)      48,173    --          858,400         (670,026)
      Diversified Financial
         Services ..............      855,396  (2,109,777)   2,962,370      191,274    --        1,899,263        2,962,370
      Insurance ................   18,097,652          --    1,904,182           --    --       20,001,834        1,904,182
      Real Estate Management &
         Development ...........      413,550          --     (214,514)          --    --          199,036         (214,514)
      Corporate Bonds & Notes ..    6,410,912          --   (1,215,967)   1,774,111    --        6,969,056       (1,215,967)
                                  ----------- -----------  -----------   ----------   ---      -----------      -----------
      Total Investments in
         Securities ............  $37,537,907 $(2,109,777) $(2,243,176)  $2,013,558   $--      $35,198,512      $(2,243,176)
                                  =========== ===========  ===========   ==========   ===      ===========      ===========

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 14, 2009 and determined that no events have occurred that require disclosure.


                             44 | Semiannual Report

Mutual Financial Services Fund

ABBREVIATIONS

CURRENCY

EUR - Euro
GBP - British Pound

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
REIT - Real Estate Investment Trust

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
BONY - Bank of New York Mellon
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.


                             Semiannual Report | 45

Mutual Financial Services Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including the independent trustees, in 2009, unanimously approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. Such material also addressed some of the actions taken by management in responding to turmoil in the markets in the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. While noting some limitations of the Lipper Section 15(c) Report (as more fully discussed below under "Comparative Expenses and Management Profitability"), they concluded that the report continues to be a reliable resource in the performance of their duties.


                             46 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the overall performance and actions taken by the investment manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced in the last year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counter-party credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Resources, Inc., to provide a source of cash for temporary and emergency purposes or to meet unexpected redemption requests as well as the strong financial position of Franklin Resources, Inc., the investment manager's parent company, and its commitment to the mutual fund business. The trustees also noted that during the past year Franklin Resources, Inc., like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the trustees discussed with management the nature of such reductions and the steps taken to minimize any negative impact on the nature and quality of the services being provided to the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance,


                             Semiannual Report | 47

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager's incentive-based compensation is paid in shares of predesignated funds from the portfolio manager's fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2008. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the


                             48 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance and the management of the Fund through the market turmoil and financial crisis. In these meetings, the trustees discussed the losses experienced by the Fund over the past year and the reasons therefor. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. Consistent with the market sell-off that occurred during the past year, the Fund and all of the comparable funds chosen by Lipper experienced losses during such period. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2008, and had annualized total returns for the three- and five-year periods in the best and second-best performing quintiles, respectively. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2008, was in the best performing quin-tile and exceeded 5%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's lowest, middle and best performing quintiles of peer funds for the three-, five- and 10-year periods ended December 31, 2008, respectively. The trustees concluded that, while the Fund's losses during the past year were disappointing, the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund's expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may


                             Semiannual Report | 49

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate was in the second most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board was satisfied with such comparative expenses, noting that the Fund's contractual management fee rate was within 8 basis points of its Lipper expense group median.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2008, the most recent fiscal year end of Franklin Resources, Inc. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking into account in assessing the significance of the Profitability Study, the Board recognized the Profitability Study was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability study covering Franklin Resources, Inc.'s 2009 fiscal year period. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                             50 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints have been instituted as part of the Fund's investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             Semiannual Report | 51

Mutual Financial Services Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             52 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4) NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 S2009 08/09


JUNE 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

                                    (GRAPHIC)

                                                                   INTERNATIONAL

                            MUTUAL INTERNATIONAL FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRPAHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Mutual International Fund .................................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   23
Notes to Financial Statements .............................................   27
Shareholder Information ...................................................   36

Shareholder Letter

Dear Mutual International Fund Shareholder:

We are excited to present this first shareholder report to investors in our newest fund, Mutual International Fund, which launched on May 1. This fund is focused on investing outside of the U.S., primarily in developed markets in Europe and Asia. The investment philosophy of this new Fund is the same as for other Mutual Series funds -- to invest for the long term in securities that trade at a discount to intrinsic value. Like the other funds we manage, Mutual International Fund can also invest in merger and acquisition situations as well as in distressed debt instruments that we believe may generate superior risk-adjusted returns.

Financial markets reached historical extremes in the first half of 2009. The global economy slowed dramatically in the fourth quarter of 2008 and continued its slide into this year. Unemployment rolls expanded, property prices continued to fall, and government bond yields declined, reflecting great skepticism about the prospects for economic recovery. Each week seemed to bring an addition to the alphabet soup of government programs in the U.S. -- TARP, TALF, PPIP -- designed to stimulate lending and stabilize the financial system. Although there were no repeats of the bankruptcies or government takeovers of the likes of Bear Stearns, Lehman Brothers, AIG or Fannie Mae, the specter of bank nationalization in the U.S. and Europe was all too real, as was the possibility of a further serious and potentially calamitous blow to the system. Investors correctly understood that banks and other large financial players needed substantial amounts of additional capital to survive -- the question was at what price and whether further government control would be necessary.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Given that the global economy's financial underpinnings weakened considerably but did not completely implode, investor sentiment switched from panic to relief during the first six months of the year. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which by March had fallen 60% from its highs in October 2007, rallied 45% to the end of the first half of 2009.(1) European equity markets were similarly volatile although they did not experience as significant a rebound since most investors believed the recovery in Europe would be slower than in the U.S. Like the U.S. Federal Reserve Board, the Bank of England was viewed as actively pursuing a policy of quantitative easing, while the European Central Bank expanded its balance sheet even more than its brethren. The story in Asia was quite different as fiscal balances of most nations in the region were in better condition. In fact, China was a significant lender to the U.S.

Diversification is an attractive attribute of international investing and while we have never completely subscribed to the decoupling argument, we think it is fair to say that Asia beats to a somewhat different drum. In some respects this is not positive -- Japan's economy has been suffering for a decade and its declining population brings a whole different set of issues. However, China's emergence as a major economy continues to present opportunities for companies all over the world, particularly its trading partners in Asia.

The Fund's launch in May came at an interesting time for value investors given the strong rally in equity and corporate debt markets over the prior two months. While prices were higher than they had been earlier in the year when panic ruled the marketplace, the stabilization of the financial markets made the risk-reward calculation for many companies quite attractive over the long term. We particularly like companies in defensive industries that exhibit strong cash-flow characteristics with solid balance sheets, and we were able to buy companies fitting these criteria in the consumer staples and health care sectors that had not rallied as much as some in more cyclical sectors.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


                      2 | Not part of the semiannual report

While substantial uncertainties remain -- near-term ones such as the pace of economic recovery and longer term ones such as the ability of western governments to manage their enormous structural deficits and the fate of the U.S. dollar as the world's reserve currency -- we believe we are back in a "stock picker's" environment and that is where we like to be. Macroeconomic developments do matter, but not to the exclusion of company specifics, as seemed to be the case for much of 2008 and the first part of this year. That is why we are particularly excited to be launching the Fund at this point of the cycle and hope you share our enthusiasm as well.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Mutual International Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual International Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

We are pleased to bring you Mutual International Fund's inaugural semiannual report for the period from inception on May 1, 2009, through June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Mutual International Fund - Class Z delivered a +5.30% cumulative total return from inception on May 1, 2009, through period-end on June 30, 2009. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which had a +4.92% total return for the same period.(1) You can find other Fund performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the period under review, global equities rebounded from 12-year lows reached in March and through June delivered their biggest quarterly rally in more than a decade. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk appetite, rotating capital back into cyclical sectors such as financials, materials and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                              4 | Semiannual Report
market optimism in turn supported higher commodity prices, which rallied for the first time since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar in 2009's first quarter, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the two-month period.

In the reporting period's final weeks, equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. For example, initial U.S. jobless claims fell to their lowest levels in six months during May, but unemployment rose again at the end of the period to 9.5%.(2) In Europe, policymakers committed to an easier monetary regime, but the eurozone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(3) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(4)

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder- oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

France                                      14.3%
Germany                                     11.4%
China                                       10.7%
U.K.                                        10.5%
Italy                                        5.4%
Switzerland                                  5.4%
Hong Kong                                    5.1%
Australia                                    5.1%
Ireland                                      4.4%
Netherlands                                  4.3%
Japan                                        3.4%
Denmark                                      2.5%
Belgium                                      2.3%
Spain                                        2.1%
South Korea                                  1.7%
Bermuda                                      1.3%
Other                                        0.9%
Short-Term Investments & Other Net Assets    9.2%

(2.) Source: Bureau of Labor Statistics.

(3.) Source: European Communities Eurostat.

(4.) Source: People's Bank of China.


                              Semiannual Report | 5
the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/09

                                % OF TOTAL
                                NET ASSETS
                                ----------
Insurance                          10.1%
Food Products                       8.8%
Commercial Banks                    7.5%
Media                               6.4%
Food & Staples Retailing            5.9%
Diversified Financial Services      4.5%
Chemicals                           4.3%
Multi-Utilities                     4.3%
Hotels, Restaurants & Leisure       3.9%
Industrial Conglomerates            3.2%

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

At period-end, Mutual International Fund was invested in 86 positions representing just over 90% of the Fund's total assets. The balance consisted of cash instruments. Of the 86 positions, 59 were in western Europe and accounted for 63.6% of total net assets; 27 positions were in Asia and accounted for 26.4% of the Fund's assets. During the two-month period since its May 1 inception, the Fund's average cash balance was 40%, a level that was consistent with our process of building the Fund's initial investment portfolio.

During this shortened semiannual period, the Fund outperformed its benchmark index with the help of several investments. Three of the largest contributors during the period were CNinsure, an independent Chinese insurance agency and brokerage firm; Allied Irish Banks; and Eni, a large Italian oil, natural gas and power generation company.

CNinsure operates in China where there is an emerging and growing need for insurance products as citizens acquire property and seek to protect their health or savings. While we are closely monitoring the underwriting standards in this nascent market, we invested in CNinsure partially because it holds the largest


                              6 | Semiannual Report
agency presence in China. This helped sales increase 58% year-over-year through March 2009 with margins of more than 20%. Also, the company's balance sheet was flush with cash. In our view, CNinsure's stock was undervalued considering its growth and profitability, and we continued to hold the position at period-end.

During the global banking crisis, Ireland found itself as one of the world's most challenged financial systems due to plummeting property values and serious concerns over its capital levels. The state of the Irish banking system was so severe that at one point during first quarter 2009 its total market capitalization of about E500 million was only 0.25% of the country's 2008 GDP. This was virtually unheard of in a developed market. The incredibly cheap valuation and distressed nature of these banks caught our attention and, consequently, we acquired equity as well as debt from the entire sector during the reporting period. Our foray was established on the thesis that credit losses were absorbable and government support would be adequate to ensure the system's survival. This thesis was validated as our holding in Allied Irish Banks appreciated over the reporting period and continued to trade at what we considered highly attractive valuations at period-end.

The Fund's shares of Eni, Italy's largest integrated oil and gas company in which the Italian government has a 30% stake, rallied during the period, driven mostly by rising oil prices.

Among the top detractors from the Fund's performance during the period were China Digital TV Holding (CDTV); A.P. Moeller-Maersk (Maersk), one of Denmark's largest industrial conglomerates with significant interests in container shipping and other types of marine transportation, oil and gas exploration and production, and food retailing; and French hotel operator Accor.

CDTV provides over 50% of the conditional access cards that enable viewers to access cable TV networks through their set-top boxes in China. The stock declined on concerns about margin erosion, but with its dominant market share and economies of scale, CDTV continued to generate significant cash flow to add to its already considerable cash holdings that seemed to be ignored by the market. We believe the migration from analog to digital and the fragmented nature of the set-top box industry and cable networks in China positioned CDTV well in the content distribution channel.

Our investment in Maersk stock declined on investors' concerns about the negative impact the current global economic crisis was having on world trade and, therefore, on earnings the company derives from its worldwide container shipping activities. Despite significant recessionary headwinds, at period-end we believed the market was not properly valuing Maersk's significant and diversified asset base.

TOP 10 HOLDINGS
6/30/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
CNinsure Inc., ADR                              1.8%
   INSURANCE, CHINA
Intesa Sanpaolo SpA                             1.8%
   COMMERCIAL BANKS, ITALY
Nestle SA                                       1.5%
   FOOD PRODUCTS, SWITZLERLAND
China Digital TV Holding Co., ADR               1.5%
   COMPUTERS & PERIPHERALS, CHINA
Koninklijke KPN NV                              1.5%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   NETHERLANDS
Barclays PLC                                    1.5%
   COMMERCIAL BANKS, U.K.
Fortis                                          1.5%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
Zurich Financial Services AG                    1.5%
   INSURANCE, SWITZLERLAND
Visionchina Media Inc., ADR                     1.5%
   MEDIA, CHINA
Telefonica SA                                   1.5%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SPAIN


                             Semiannual Report | 7

Accor, which owns or manages almost 4,000 hotel properties in nearly 100 countries, is also one of the world's leading issuers of prepaid vouchers. Accor's stock price fell during the period as investors considered the global economic downturn's impact on travel and, ultimately, the company's hotel business. At period-end we believed Accor's presence, which is concentrated in the hotel sector's lower-end segment, offered it a measure of insulation during these difficult times as budget-minded travelers seek more affordable lodging. We also believed the market was not properly valuing Accor's large voucher business, which has demonstrated high, stable operating margins and cash flows.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during May and June of 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual International Fund. We look forward to serving your future investment needs.

(PHOTO OF PHILIPPE BRUGERE-TRELAT)


/s/ Philippe Brugere-Trelat

Philippe Brugere-Trelat
Co-Portfolio Manager


(PHOTO OF ANDREW SLEEMAN)


/s/ Andrew Sleeman

Andrew Sleeman, CFA
Co-Portfolio Manager

Mutual International Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

PHILIPPE BRUGERE-TRELAT has been a co-portfolio manager for Mutual International Fund since its May 2009 inception. Mr. Brugere-Trelat has also served as lead portfolio manager for Mutual European Fund since 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

ANDREW SLEEMAN has been a co-portfolio manager for Mutual International Fund since its May 2009 inception. He joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. He also worked in Australia in the fixed income division of JP Morgan Investment Management.


                             Semiannual Report | 9

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: N/A)   CHANGE   6/30/09   5/1/09
---------------------   ------   -------   ------
Net Asset Value (NAV)   +$0.53    $10.53   $10.00

CLASS A (SYMBOL: N/A)   CHANGE   6/30/09   5/1/09
---------------------   ------   -------   ------
Net Asset Value (NAV)   +$0.53    $10.53   $10.00

CLASS C (SYMBOL: N/A)   CHANGE   6/30/09   5/1/09
---------------------   ------   -------   ------
Net Asset Value (NAV)   +$0.51    $10.51   $10.00

CLASS R (SYMBOL: N/A)   CHANGE   6/30/09   5/1/09
---------------------   ------   -------   ------
Net Asset Value (NAV)   +$0.53    $10.53   $10.00


                             10 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

                                               INCEPTION
CLASS Z                                         (5/1/09)
-------                                        ---------
Cumulative Total Return(2)                        +5.30%
Aggregate Total Return(3)                         +5.30%
Value of $10,000 Investment(4)                  $10,530
   Total Annual Operating Expenses(5)
      Without Waiver                    1.61%
      With Waiver                       1.17%

                                               INCEPTION
CLASS A                                         (5/1/09)
-------                                        ---------
Cumulative Total Return(2)                        +5.30%
Aggregate Total Return(3)                         -0.75%
Value of $10,000 Investment(4)                   $9,925
   Total Annual Operating Expenses(5)
      Without Waiver                    1.91%
      With Waiver                       1.47%

                                               INCEPTION
CLASS C                                         (5/1/09)
-------                                        ---------
Cumulative Total Return(2)                        +5.10%
Aggregate Total Return(3)                         +4.10%
Value of $10,000 Investment(4)                   $10,410
   Total Annual Operating Expenses(5)
      Without Waiver                    2.61%
      With Waiver                       2.17%

                                               INCEPTION
CLASS R                                         (5/1/09)
-------                                        ---------
Cumulative Total Return(2)                        +5.30%
Aggregate Total Return(3)                         +5.30%
Value of $10,000 Investment(4)                   $10,530
   Total Annual Operating Expenses(5)
      Without Waiver                    2.11%
      With Waiver                       1.67%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.17% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/10.


                             Semiannual Report | 11

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS ALSO INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS. THE FUND MAY INVEST IN LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the period indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                         EXPENSES PAID
                                            BEGINNING ACCOUNT                            DURING PERIOD*
                                           VALUE ACTUAL 5/1/09   ENDING ACCOUNT      ACTUAL 5/1/09-6/30/09
                                           HYPOTHETICAL 1/1/09    VALUE 6/30/09   HYPOTHETICAL 1/1/09-6/30/09
                                           -------------------   --------------   ---------------------------
CLASS Z
Actual                                            $1,000            $1,053.00                $ 1.97
Hypothetical (5% return before expenses)          $1,000            $1,018.99                $ 5.86
CLASS A
Actual                                            $1,000            $1,053.00                $ 2.48
Hypothetical (5% return before expenses)          $1,000            $1,017.50                $ 7.35
CLASS C
Actual                                            $1,000            $1,051.00                $ 3.66
Hypothetical (5% return before expenses)          $1,000            $1,014.03                $10.84
CLASS R
Actual                                            $1,000            $1,053.00                $ 2.82
Hypothetical (5% return before expenses)          $1,000            $1,016.51                $ 8.35

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.17%; A: 1.47%; C:
     2.17%; and R: 1.67%), multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical) to reflect the one-half year period. For Actual expenses, the multiplier is 60/365 to reflect the number of days since inception.


                             14 | Semiannual Report

Mutual International Fund

FINANCIAL HIGHLIGHTS

                                                                    PERIOD ENDED
                                                                  JUNE 30, 2009(a)
                                                                     (UNAUDITED)
                                                                  ----------------
CLASS Z
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.00
                                                                       ------
Income from investment operations(b):
   Net investment income(c) ...................................          0.05
   Net realized and unrealized gains (losses) .................          0.48
                                                                       ------
Total from investment operations ..............................          0.53
                                                                       ------
Net asset value, end of period ................................        $10.53
                                                                       ======
Total return(d) ...............................................          5.30%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates .............          6.26%
Expenses net of waiver and payments by affiliates .............          1.17%
Net investment income .........................................          3.38%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................        $1,219
Portfolio turnover rate .......................................          1.39%

(a)  For the period May 1, 2009 (commencement of operations) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Mutual International Fund

                                                                    PERIOD ENDED
                                                                  JUNE 30, 2009(a)
                                                                     (UNAUDITED)
                                                                  ----------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.00
                                                                       ------
Income from investment operations(b):
   Net investment income(c) ...................................          0.05
   Net realized and unrealized gains (losses) .................          0.48
                                                                       ------
Total from investment operations ..............................          0.53
                                                                       ------
Net asset value, end of period ................................        $10.53
                                                                       ======
Total return(d) ...............................................         5.30%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates .............         6.56%
Expenses net of waiver and payments by affiliates .............         1.47%
Net investment income .........................................         3.08%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................        $2,569
Portfolio turnover rate .......................................         1.39%

(a)  For the period May 1, 2009 (commencement of operations) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual International Fund

                                                                    PERIOD ENDED
                                                                  JUNE 30, 2009(a)
                                                                     (UNAUDITED)
                                                                  ----------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.00
                                                                       ------
Income from investment operations(b):
   Net investment income(c) ...................................          0.03
   Net realized and unrealized gains (losses) .................          0.48
                                                                       ------
Total from investment operations ..............................          0.51
                                                                       ------
Net asset value, end of period ................................        $10.51
                                                                       ======
Total return(d) ...............................................          5.10%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates .............          7.26%
Expenses net of waiver and payments by affiliates .............          2.17%
Net investment income .........................................          2.38%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................        $  224
Portfolio turnover rate .......................................          1.39%

(a)  For the period May 1, 2009 (commencement of operations) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual International Fund

                                                                    PERIOD ENDED
                                                                  JUNE 30, 2009(a)
                                                                     (UNAUDITED)
                                                                  ----------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $10.00
                                                                       ------
Income from investment operations(b):
   Net investment income(c) ...................................          0.05
   Net realized and unrealized gains (losses) .................          0.48
                                                                       ------
Total from investment operations ..............................          0.53
                                                                       ------
Net asset value, end of period ................................        $10.53
                                                                       ======
Total return(d) ...............................................          5.30%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates .............          6.76%
Expenses net of waiver and payments by affiliates .............          1.67%
Net investment income .........................................          2.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................        $   11
Portfolio turnover rate .......................................          1.39%

(a)  For the period May 1, 2009 (commencement of operations) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual International Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                          COUNTRY         SHARES        VALUE
                                                      --------------   -----------   ----------
    COMMON STOCKS 88.7%
    AIR FREIGHT & LOGISTICS 0.4%
    TNT NV ........................................     Netherlands        840       $   16,312
                                                                                     ----------
    AUTOMOBILES 1.0%
    Daimler AG ....................................       Germany        1,120           40,404
                                                                                     ----------
    BEVERAGES 2.1%
    Carlsberg AS, B ...............................       Denmark          714           45,789
    Lion Nathan Ltd. ..............................      Australia       4,288           39,950
                                                                                     ----------
                                                                                         85,739
                                                                                     ----------
    CAPITAL MARKETS 1.0%
    Man Group PLC .................................   United Kingdom     8,540           38,992
                                                                                     ----------
    CHEMICALS 4.3%
    Akzo Nobel NV .................................     Netherlands         31            1,364
    BASF SE .......................................       Germany        1,158           46,128
    Huabao International Holdings Ltd. ............      Hong Kong      15,000           14,516
    Koninklijke DSM NV ............................     Netherlands        608           19,043
    Linde AG ......................................       Germany          621           50,893
    Symrise AG ....................................       Germany        2,758           40,695
                                                                                     ----------
                                                                                        172,639
                                                                                     ----------
    COMMERCIAL BANKS 7.5%
    Allied Irish Banks PLC ........................       Ireland       20,003           48,621
(a) Bank of Ireland ...............................       Ireland        9,675           22,934
    Barclays PLC ..................................   United Kingdom    13,142           61,194
    BNP Paribas SA ................................        France          769           49,885
(a) Intesa Sanpaolo SpA ...........................        Italy        10,567           34,015
    Intesa Sanpaolo SpA, di Risp ..................        Italy        14,895           36,686
    Societe Generale, A ...........................        France          873           47,613
                                                                                     ----------
                                                                                        300,948
                                                                                     ----------
    COMPUTERS & PERIPHERALS 1.5%
    China Digital TV Holding Co., ADR .............        China         7,020           61,355
                                                                                     ----------
    CONSTRUCTION & ENGINEERING 0.5%
    Vinci SA ......................................        France          450           20,188
                                                                                     ----------
    CONSTRUCTION MATERIALS 2.2%
    CRH PLC .......................................       Ireland        1,740           39,781
    SA des Ciments Vicat ..........................        France          843           48,478
                                                                                     ----------
                                                                                         88,259
                                                                                     ----------
    DIVERSIFIED FINANCIAL SERVICES 4.5%
    Bolsas Y Mercados Espanoles ...................        Spain           761           22,500
    Deutsche Boerse AG ............................       Germany          647           50,166
(a) Fortis ........................................       Belgium       17,937           61,135
    Groupe Bruxelles Lambert SA ...................       Belgium          406           29,669
    Hellenic Exchanges SA Holding .................        Greece        1,700           19,099
                                                                                     ----------
                                                                                        182,569
                                                                                     ----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
    Koninklijke KPN NV ............................     Netherlands      4,455           61,230
    Telefonica SA .................................        Spain         2,659           60,120
                                                                                     ----------
                                                                                        121,350
                                                                                     ----------


                             Semiannual Report | 19

Mutual International Fund

                                                          COUNTRY         SHARES        VALUE
                                                      --------------   -----------   ----------
    COMMON STOCKS (CONTINUED)
    ELECTRIC UTILITIES 2.3%
    E.ON AG .......................................       Germany        1,484       $   52,515
    Iride SpA .....................................        Italy        23,061           39,785
                                                                                     ----------
                                                                                         92,300
                                                                                     ----------
    FOOD & STAPLES RETAILING 5.9%
    AWB Ltd. ......................................      Australia      50,287           47,782
    Carrefour SA ..................................        France        1,256           53,590
    Familymart Co. Ltd. ...........................        Japan         1,300           40,878
    Koninklijke Ahold NV ..........................     Netherlands      5,004           57,440
    Lawson Inc. ...................................        Japan           900           39,602
                                                                                     ----------
                                                                                        239,292
                                                                                     ----------
    FOOD PRODUCTS 8.8%
    Cadbury PLC ...................................   United Kingdom     5,735           48,879
(a) China Fishery Group Ltd. ......................        China        66,900           47,103
    China Foods Ltd. ..............................        China        50,000           30,065
    Danone ........................................        France        1,197           59,064
    First Pacific Co. Ltd. ........................      Hong Kong      72,029           41,359
    Lotte Confectionary Co. Ltd. ..................     South Korea         41           32,162
    Nestle SA .....................................     Switzerland      1,652           62,195
    Nong Shim Co. Ltd. ............................     South Korea        195           35,029
                                                                                     ----------
                                                                                        355,856
                                                                                     ----------
    HOTELS, RESTAURANTS & LEISURE 3.9%
    Accor SA ......................................        France        1,185           46,962
(a) Home Inns & Hotels Management Inc., ADR .......        China         3,600           57,204
(a) REXLot Holdings Ltd., fgn .....................       Bermuda      675,000           52,259
                                                                                     ----------
                                                                                        156,425
                                                                                     ----------
    HOUSEHOLD DURABLES 1.5%
(a) Berkeley Group Holdings PLC ...................   United Kingdom     4,439           58,758
                                                                                     ----------
    INDUSTRIAL CONGLOMERATES 3.2%
    Jardine Matheson Holdings Ltd. ................      Hong Kong       1,200           32,904
    Jardine Strategic Holdings Ltd. ...............      Hong Kong       2,700           39,798
    Koninklijke Philips Electronics NV ............     Netherlands      1,053           19,385
    Siemens AG ....................................       Germany          538           37,149
                                                                                     ----------
                                                                                        129,236
                                                                                     ----------
    INSURANCE 10.1%
    Austbrokers Holdings Ltd. .....................      Australia      12,831           40,812
    AXA SA ........................................        France        2,853           53,581
    Brit Insurance Holdings PLC ...................   United Kingdom     8,503           26,442
    Catlin Group Ltd. .............................   United Kingdom     6,100           32,268
    CNinsure Inc., ADR ............................        China         5,380           72,146
    Irish Life & Permanent PLC ....................       Ireland        9,558           46,988
(a) Lancashire Holdings Ltd. ......................   United Kingdom     5,941           45,527
    Tower Australia Group Ltd. ....................      Australia      11,960           26,966
    Zurich Financial Services AG ..................     Switzerland        347           61,106
                                                                                     ----------
                                                                                        405,836
                                                                                     ----------
    LEISURE EQUIPMENT & PRODUCTS 1.0%
    Hutichison Harbour Ring Ltd. ..................      Hong Kong     546,000           41,567
                                                                                     ----------


                             20 | Semiannual Report

Mutual International Fund

                                                          COUNTRY         SHARES        VALUE
                                                      --------------   -----------   ----------
    COMMON STOCKS (CONTINUED)
    LIFE SCIENCES TOOLS & SERVICES 0.5%
(a) WuXi Pharmatech Cayman Inc., ADR ..............        China         2,090       $   19,730
                                                                                     ----------
    MACHINERY 2.8%
    AB SKF, B .....................................        Sweden        1,370           16,867
    Demag Cranes AG ...............................       Germany        1,641           37,103
    Schindler Holding AG, PC ......................     Switzerland        951           59,016
                                                                                     ----------
                                                                                        112,986
                                                                                     ----------
    MARINE 1.3%
    A.P. Moller - Maersk AS .......................       Denmark            9           53,903
                                                                                     ----------
    MEDIA 6.4%
    Eutelsat Communications .......................        France        2,122           54,719
    Seven Network Ltd. ............................      Australia      11,289           48,725
    Sinomedia Holding .............................        China       226,800           52,969
(a) Visionchina Media Inc., ADR ...................        China         9,860           60,245
    Vivendi SA ....................................        France        1,715           40,977
                                                                                     ----------
                                                                                        257,635
                                                                                     ----------
    MULTI-UTILITIES 4.3%
    Enia SpA ......................................        Italy         8,351           59,327
    GDF Suez ......................................        France        1,392           51,817
    RWE AG ........................................       Germany          761           60,093
                                                                                     ----------
                                                                                        171,237
                                                                                     ----------
    OIL, GAS & CONSUMABLE FUELS 2.5%
    Eni SpA .......................................        Italy         2,038           48,166
    Total SA, B ...................................        France          934           50,410
                                                                                     ----------
                                                                                         98,576
                                                                                     ----------
    PHARMACEUTICALS 1.6%
    China Pharmaceutical Group Ltd. ...............        China        58,000           29,861
    Novartis AG ...................................     Switzerland        849           34,400
                                                                                     ----------
                                                                                         64,261
                                                                                     ----------
    REAL ESTATE INVESTMENT TRUST (REIT) 0.9%
    Link REIT .....................................      Hong Kong      17,000           36,282
                                                                                     ----------
    TOBACCO 2.4%
    British American Tobacco PLC ..................   United Kingdom     2,183           60,091
    Japan Tobacco Inc. ............................        Japan            11           34,475
                                                                                     ----------
                                                                                         94,566
                                                                                     ----------
    WIRELESS TELECOMMUNICATION SERVICES 1.3%
    Vodafone Group PLC ............................   United Kingdom    26,126           50,380
                                                                                     ----------
    TOTAL COMMON STOCKS (COST $ 3,411,133) ........                                   3,567,581
                                                                                     ----------
    PREFERRED STOCKS (COST $39,474) 1.1%
    AUTOMOBILES 1.1%
    Porsche Automobile Holding SE, pfd. ...........       Germany          640           42,908
                                                                                     ----------


                             Semiannual Report | 21

Mutual International Fund

                                                                        PRINCIPAL
                                                          COUNTRY       AMOUNT(b)       VALUE
                                                      --------------   -----------   ----------
    CORPORATE BONDS & NOTES 1.0%
(c) Aiful Corp., senior note, 144A, 4.45%,
       2/16/10 ....................................        Japan        27,000       $   19,713
(d) Chess Capital Securities, 4.83%, Perpetual ....       Ireland       50,000 EUR       18,935
                                                                                     ----------
    TOTAL CORPORATE BONDS & NOTES (COST $35,531) ..                                      38,648
                                                                                     ----------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $3,486,138) ..........................                                   3,649,137
                                                                                     ----------
    SHORT TERM INVESTMENTS (COST $ 399,921) 9.9%
    U.S. GOVERNMENT AND AGENCY SECURITIES 9.9%
(e) U.S. Treasury Bills, 8/20/09 ..................    United States   400,000          399,919
                                                                                     ----------
    TOTAL INVESTMENTS (COST $ 3,886,059) 100.7% ...                                   4,049,056
    OTHER ASSETS, LESS LIABILITIES (0.7)% .........                                     (26,163)
                                                                                     ----------
    NET ASSETS 100.0% .............................                                  $4,022,893
                                                                                     ==========

(a)  Non-income producing.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the value of this security was $19,713, representing 0.49% of net assets.

(d)  Perpetual security with no stated maturity date.

(e)  The security is traded on a discount basis with no stated coupon rate.

At June 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                                        CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                             COUNTERPARTY   TYPE    QUANTITY     AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                             ------------   ----   ---------   ----------   ----------   ------------   ------------
British Pound ....................       HSBC       Sell      90,200   $  141,526     7/13/09       $   --        $ (6,883)
British Pound ....................       SSBT       Sell     111,800      184,462     7/13/09          515              --
Euro .............................       SSBT       Sell   1,111,933    1,531,989     7/27/09           --         (27,635)
Swiss Franc ......................       SSBT       Sell     134,000      125,316     8/10/09        1,962              --
Australian Dollar ................       SSBT       Sell     227,100      181,207     9/17/09           --            (570)
                                                                                                    ------        --------
   Unrealized appreciation (depreciation) ....................................................       2,477         (35,088)
                                                                                                    ------        --------
      Net unrealized appreciation (depreciation) .............................................                    $(32,611)
                                                                                                                  ========

See Abbreviations on page 35.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Mutual International Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost .......................................................   $3,886,059
                                                                     ----------
      Value ......................................................   $4,049,056
   Cash ..........................................................       56,467
   Foreign currency, at value (cost $21,941) .....................       21,870
   Receivables:
      Investment securities sold .................................       10,146
      Capital shares sold ........................................        7,190
      Dividends and interest .....................................       13,972
      Affiliates .................................................       20,916
   Offering costs ................................................       65,959
   Unrealized appreciation on forward exchange contracts .........        2,477
                                                                     ----------
         Total assets ............................................    4,248,053
                                                                     ----------
Liabilities:
   Payables:
      Investment securities purchased ............................       95,801
      Professional fees ..........................................       13,728
      Offering costs .............................................       78,935
   Unrealized depreciation on forward exchange contracts .........       35,088
   Accrued expenses and other liabilities ........................        1,608
                                                                     ----------
         Total liabilities .......................................      225,160
                                                                     ----------
            Net assets, at value .................................   $4,022,893
                                                                     ==========
Net assets consist of:
   Paid-in capital ...............................................   $3,879,607
      Undistributed net investment income ........................       16,657
      Net unrealized appreciation (depreciation) .................      130,674
      Accumulated net realized gain (loss) .......................       (4,045)
                                                                     ----------
            Net assets, at value .................................   $4,022,893
                                                                     ==========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Mutual International Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

CLASS Z:
   Net assets, at value ...........................................   $1,218,577
                                                                      ----------
   Shares outstanding .............................................      115,714
                                                                      ----------
   Net asset value and maximum offering price per share ...........   $    10.53
                                                                      ----------
CLASS A:
   Net assets, at value ...........................................   $2,569,295
                                                                      ----------
   Shares outstanding .............................................      243,993
                                                                      ----------
   Net asset value per share ......................................   $    10.53
                                                                      ----------
   Maximum offering price per share (net asset value
      per share / 94.25%)(a) ......................................   $    11.17
                                                                      ----------
CLASS C:
   Net assets, at value ...........................................   $  224,495
                                                                      ----------
   Shares outstanding .............................................       21,350
                                                                      ----------
   Net asset value and maximum offering price per share(a) ........   $    10.51
                                                                      ----------
CLASS R:
   Net assets, at value ...........................................   $   10,526
                                                                      ----------
   Shares outstanding .............................................        1,000
                                                                      ----------
   Net asset value and maximum offering price per share(a) ........   $    10.53
                                                                      ----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Mutual International Fund

STATEMENT OF OPERATIONS
for the period ended June 30, 2009(a) (unaudited)

Investment income:
   Dividends (net of foreign taxes $3,441) ........................   $ 23,194
   Interest .......................................................      1,064
                                                                      --------
         Total investment income ..................................     24,258
                                                                      --------
Expenses:
   Management fees (Note 3a) ......................................      4,268
   Administrative fees (Note 3b) ..................................        409
   Distribution fees: (Note 3c)
      Class A .....................................................      1,189
      Class C .....................................................        156
      Class R .....................................................          9
   Transfer agent fees (Note 3e) ..................................      1,265
   Custodian fees (Note 4) ........................................        160
   Reports to shareholders ........................................        267
   Registration and filing fees ...................................        267
   Professional fees ..............................................     13,728
   Trustees' fees and expenses ....................................         46
   Amortization of offering costs .................................     12,976
   Other ..........................................................         50
                                                                      --------
         Total expenses ...........................................     34,790
         Expenses waived/paid by affiliates (Note 3f) .............    (27,189)
                                                                      --------
            Net expenses ..........................................      7,601
                                                                      --------
               Net investment income ..............................     16,657
                                                                      --------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................      4,540
      Foreign currency transactions ...............................     (8,585)
                                                                      --------
               Net realized gain (loss) ...........................     (4,045)
                                                                      --------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................    162,997
      Translation of other assets and liabilities
         denominated in foreign currencies ........................    (32,323)
                                                                      --------
               Net change in unrealized appreciation
                  (depreciation) ..................................    130,674
                                                                      --------
Net realized and unrealized gain (loss) ...........................    126,629
                                                                      --------
Net increase (decrease) in net assets resulting
   from operations ................................................   $143,286
                                                                      ========

(a)  For the period May 1, 2009 (commencement of operations) to June 30, 2009.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Mutual International Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                       PERIOD ENDED
                                                                     JUNE 30, 2009(a)
                                                                        (UNAUDITED)
                                                                     ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................      $   16,657
      Net realized gain (loss) from investments and foreign
         currency transactions ...................................          (4,045)
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies ...........         130,674
                                                                        ----------
            Net increase (decrease) in net assets resulting
               from operations ...................................         143,286
                                                                        ----------
   Capital share transactions: (Note 2)
         Class Z .................................................       1,197,342
         Class A .................................................       2,448,908
         Class C .................................................         223,357
         Class R .................................................          10,000
                                                                        ----------
   Total capital share transactions ..............................       3,879,607
                                                                        ----------
            Net increase (decrease) in net assets ................       4,022,893
                                                                        ----------
Net Assets:
   Beginning of period ...........................................              --
                                                                        ----------
   End of period .................................................      $4,022,893
                                                                        ----------
Undistributed net investment income included in net assets:
   End of period .................................................      $   16,657
                                                                        ==========

(a)  For the period May 1, 2009 (commencement of operations) to June 30, 2009.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Mutual International Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective May 1, 2009, the Fund commenced operations offering four classes of shares: Class Z, Class A, Class C, and Class
R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities,


                             Semiannual Report | 27

Mutual International Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             28 | Semiannual Report

Mutual International Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counter-party to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

See Note 8 regarding other derivative information.

D. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax position as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                             Semiannual Report | 29

Mutual International Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             30 | Semiannual Report

Mutual International Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund's shares were as follows:

                                               PERIOD ENDED
                                             JUNE 30, 2009(a)
                                           --------------------
                                            SHARES     AMOUNT
                                           -------   ----------
CLASS Z SHARES:
   Shares sold .........................   115,714   $1,197,342
                                           -------   ----------
   Net increase (decrease) .............   115,714   $1,197,342
                                           -------   ----------
CLASS A SHARES:
   Shares sold .........................   244,949   $2,458,908
   Shares redeemed .....................      (956)     (10,000)
                                           -------   ----------
   Net increase (decrease) .............   243,993   $2,448,908
                                           -------   ----------
CLASS C SHARES:
   Shares sold .........................    21,350   $  223,357
                                           -------   ----------
   Net increase (decrease) .............    21,350   $  223,357
                                           -------   ----------
CLASS R SHARES:
   Shares sold .........................     1,000   $   10,000
                                           -------   ----------
   Net increase (decrease) .............     1,000   $   10,000
                                           -------   ----------

(a)  For the period May 1, 2009 (commencement of operations) to June 30, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.


                             Semiannual Report | 31

Mutual International Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE                           NET ASSETS
-------------------   ----------------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $ 1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.35%
Class C ...........   1.00%
Class R ...........   0.50%

Prior to the Fund's commencement of operations, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $228
Contingent deferred sales charges retained ......   $ --

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $1,265, of which $393 was retained by Investor Services.


                             32 | Semiannual Report

Mutual International Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Franklin Mutual have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After April 30, 2010, FT Services and Franklin Mutual may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At June 30, 2009, Franklin Advisers Inc. owned 52% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, there were no credits earned.

5. INCOME TAXES

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .............................   $3,886,059
                                                    ==========
Unrealized appreciation .........................   $  212,768
Unrealized depreciation .........................      (49,771)
                                                    ----------
Net unrealized appreciation (depreciation) ......   $  162,997
                                                    ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2009, aggregated $3,517,349 and $40,175, respectively.


                             Semiannual Report | 33

Mutual International Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. OTHER DERIVATIVE INFORMATION

At June 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                  ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                       ---------------------------------------   ---------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS
HEDGING INSTRUMENTS
UNDER FASB STATEMENT     STATEMENT OF ASSETS AND    FAIR VALUE   STATEMENT OF ASSETS AND      FAIR VALUE
NO. 133                   LIABILITIES LOCATION        AMOUNT       LIABILITIES LOCATION         AMOUNT
--------------------   --------------------------   ----------   --------------------------   ----------
Foreign exchange
   contracts .......   Unrealized appreciation on                Unrealized depreciation on
                       forward exchange contracts     $2,477     forward exchange contracts     $35,088

For the period ended June 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                   UNREALIZED
                                                                                  APPRECIATION
DERIVATIVE CONTRACTS                                             REALIZED GAIN   (DEPRECIATION)     AVERAGE
NOT ACCOUNTED FOR AS                                            (LOSS) FOR THE       FOR THE         AMOUNT
HEDGING INSTRUMENTS                                              PERIOD ENDED     PERIOD ENDED    OUTSTANDING
UNDER FASB STATEMENT                STATEMENT OF                   JUNE 30,         JUNE 30,       DURING THE
NO. 133                         OPERATIONS LOCATIONS                 2009             2009         PERIOD(a)
--------------------   --------------------------------------   --------------   --------------   -----------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign
                       currencies                                     $--           $(32,611)      1,161,633

(a) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.


                             34 | Semiannual Report

Mutual International Fund

9. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's assets and liabilities carried at fair value:

                                       LEVEL 1     LEVEL 2   LEVEL 3      TOTAL
                                      ----------   -------   -------   ----------
ASSETS:
   Investments in Secuities:
      Equity ......................   $3,610,489   $    --     $--     $3,610,489
      Investments(a, b)
      Corporate Bonds & Notes .....           --    38,648      --         38,648
      Short Term Investments ......      399,919        --      --        399,919
                                      ----------   -------     ---     ----------
         Total Investments in
            Securities ............   $4,010,408   $38,648     $--     $4,049,056
                                      ==========   =======     ===     ==========
      Forward Exchange Contracts ..   $       --   $ 2,477     $--     $    2,477
LIABILITIES:
      Forward Exchange Contracts ..           --    35,088      --         35,088

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 17, 2009 and determined that no events have occurred that required disclosure.

ABBREVIATIONS

CURRENCY
EUR - Euro

SELECTED PORTFOLIO
ADR - American Depository Receipt
PC  - Participation Certificate

COUNTERPARTY
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.


                             Semiannual Report | 35

Mutual International Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including the independent trustees, in 2009, unanimously approved the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such approval, the independent trustees held a meeting dedicated to the approval process. The independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager and its affiliates. In approving the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that approval of the agreements was in the best interests of the Fund and its shareholders.

In reaching its decision on the investment management agreement (as well as the administrative services agreement), the Board took into account information furnished in connection with the approval process. The information obtained by the Board in connection with the approval process also included information about other international multi-cap value funds, as categorized by Lipper, Inc. (Lipper), an independent third-party analyst, so that the Board could compare the Fund's proposed expenses with those of other international multi-cap value funds. The Board reviewed this information and its usefulness in the approval process with respect to matters such as comparative fees and expense ratios. They concluded that the information was helpful in the performance of their duties.

In evaluating the investment manager's ability to implement the Fund's proposed investment approach, the trustees took into account the actions taken by the investment manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced in the last year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex. The Board also took into account, among other things, the strong financial position of Franklin Resources, Inc., the investment manager's parent company, and its commitment to the mutual fund business. The trustees also noted that during the past year Franklin Resources, Inc., like many other fund managers, had announced a hiring freeze and implemented employee reductions and the trustees discussed with management the nature of such reductions and the steps taken to minimize any negative impact on the nature and quality of the services to be provided to the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year as trustees of other Mutual Series funds, the following discussion relates to certain primary factors relevant to the Board's decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes


                             36 | SEMIANNUAL REPORT

Mutual International Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by the investment manager. In this regard, they reviewed the Fund's proposed investment approach and the investment manager's ability to implement such approach. The trustees considered the successful performance of the investment manager in managing the other Mutual Series funds. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. The trustees considered various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered other reports and presentations it received in connection with other Mutual Series funds regarding the investment manager's adherence with the policies and procedures of the other Mutual Series funds.

The Board noted the extent of the benefits that will be provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also considered the nature, extent and quality of the services to be provided under the other service agreements with affiliates of the investment manager.

Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to implement the proposed disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as the Fund had not yet commenced investment operations, there was no investment performance for the Fund. The Board did consider the investment performance of the investment manager with respect to the other Mutual Series funds.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided and the profits to be realized by the investment manager (and its affiliates) from their respective relationships with the Fund. The Board noted that the investment manager and its affiliates could not report any financial results from their relationships with the Fund because the Fund had not yet commenced investment operations, and thus, the Board could not evaluate the investment manager's and its affiliate's profitability with respect to the Fund. The Board considered the extent to which the investment manager may derive ancillary benefits from Fund operations.


                             Semiannual Report | 37

Mutual International Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In considering the appropriateness of the investment management fee charged to the Fund, the Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services expected to be provided by the investment manager, including, but not limited to, the quality and experience of the portfolio managers. The independent trustees also considered the fees charged to other Mutual Series funds. As part of this discussion, the Board took into account the proposed fee waiver and expense limitation arrangements that would be in effect for the first year of operation.

Consideration was also given to the information provided on other international multi-cap value funds, as categorized by Lipper, particularly the comparison of the investment management fee and total expense ratios of the Fund to those other funds (Class A shares). The Board noted that the actual investment management fee of the Fund was within the range of fees charged by such other funds. The Board also noted that the total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were within the range of total expenses of such other funds.

Based upon its consideration of all these factors, the Board determined that the investment management fee structure was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. Since the Fund had not yet commenced operations, the Board concluded that economies of scale were difficult to consider at that time.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the period from May 1, 2009 (commencement of operations) to June 30, 2009.


                             38 | Semiannual Report

Mutual International Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 39

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                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                              One Franklin Parkway
                            San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL INTERNATIONAL FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301 - (Class A, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

373 S2009 08/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.       N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.       N/A

ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) ______ CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS


By /s/ LAURA F. FERGERSON
 -----------------------------
    Laura F. Fergerson
    Chief Executive Officer -
     Finance and Administration
Date  August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ LAURA F. FERGERSON
 -----------------------------
    Laura F. Fergerson
    Chief Executive Officer -
     Finance and Administration
Date  August 27, 2009


By /s/MATTHEW T. HINKLE
 --------------------------------
     Matthew T. Hinkle
     Chief Financial Officer and
     Chief Accounting Officer
Date  August 27, 2009